                              MORGAN STANLEY FUNDS

--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                  MORGAN STANLEY GLOBAL EQUITY ALLOCATION FUND
------------------------------------------------------------------------------
                    MORGAN STANLEY GLOBAL FIXED INCOME FUND
------------------------------------------------------------------------------
                        MORGAN STANLEY ASIAN GROWTH FUND
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                       MORGAN STANLEY AMERICAN VALUE FUND
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                   MORGAN STANLEY WORLDWIDE HIGH INCOME FUND
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                       MORGAN STANLEY LATIN AMERICAN FUND
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                      MORGAN STANLEY EMERGING MARKETS FUND
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                     MORGAN STANLEY AGGRESSIVE EQUITY FUND
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                      MORGAN STANLEY U.S. REAL ESTATE FUND
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                         MORGAN STANLEY HIGH YIELD FUND
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                    MORGAN STANLEY INTERNATIONAL MAGNUM FUND
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            MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUND
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                        MORGAN STANLEY MONEY MARKET FUND
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                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1996

                              MORGAN STANLEY FUNDS
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Overview and Portfolio of Investments by Fund:
  President's Letter..................................................     1
  Performance Summary.................................................     3
  Global Equity Allocation Fund.......................................     4
  Global Fixed Income Fund............................................    16
  Asian Growth Fund...................................................    21
  American Value Fund.................................................    26
  Worldwide High Income Fund..........................................    30
  Latin American Fund.................................................    36
  Emerging Markets Fund...............................................    43
  Aggressive Equity Fund..............................................    49
  U.S. Real Estate Fund...............................................    53
  High Yield Fund.....................................................    58
  International Magnum Fund...........................................    62
  Government Obligations Money Market Fund............................    68
  Money Market Fund...................................................    71
Statement of Assets and Liabilities...................................    74
Statement of Operations...............................................    76
Statement of Changes in Net Assets....................................    77
Financial Highlights .................................................    90
Notes to Financial Statements.........................................   103

                               PRESIDENT'S LETTER

--------------------------------------------------------------------------------

Dear Shareholders:

    We are pleased to present to you the Morgan Stanley Fund's semi-annual report for the six-month period ended December 31, 1996. Currently, the Fund offers shares in thirteen separate funds, including five international and global equity funds, three U.S. equity funds, three fixed-income funds (including two global fixed income funds), and two money market funds. Since June 30, 1996, the Fund has begun offering shares in the International Magnum Fund as well as the Money Market and Government Obligations Money Market Funds. The thirteen currently offered funds are as follows:

             THE MORGAN STANLEY GLOBAL EQUITY ALLOCATION FUND seeks long-term capital appreciation by investing in common stocks of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser with stock selection within each country designed to replicate a broad market index.

             THE MORGAN STANLEY GLOBAL FIXED INCOME FUND seeks to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers throughout the world, including U.S. issuers.

             THE MORGAN STANLEY ASIAN GROWTH FUND seeks long-term capital appreciation by investing primarily in common stocks of Asian issuers, excluding Japan.

             THE MORGAN STANLEY AMERICAN VALUE FUND seeks high long-term total return by investing in undervalued common stocks of small- to medium-sized corporations.

             THE MORGAN STANLEY WORLDWIDE HIGH INCOME FUND seeks high current income consistent with relative stability and potential for capital appreciation by investing across three broad classes: U.S. high yield, emerging country debt and global fixed income.

             THE MORGAN STANLEY LATIN AMERICAN FUND seeks to provide long-term capital appreciation by investing primarily in common stocks of Latin American issuers.

             THE MORGAN STANLEY EMERGING MARKETS FUND seeks to provide long-term capital appreciation by investing primarily in common stocks of emerging country issuers.

             THE MORGAN STANLEY AGGRESSIVE EQUITY FUND seeks to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities.

             THE MORGAN STANLEY U.S. REAL ESTATE FUND seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

             THE MORGAN STANLEY HIGH YIELD FUND seeks to maximize total return by investing in a diversified portfolio of high yield income securities that offer a yield above that generally available on debt securities in the three highest rating categories of the recognized rating services.

             THE MORGAN STANLEY INTERNATIONAL MAGNUM FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers within the EAFE universe of countries.

             THE MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

             THE MORGAN STANLEY MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

    Together, the funds make available a range of investment choices so that a client may invest in a single fund to meet a specific investment need or allocate assets among different funds within the Morgan Stanley Funds as part of an overall investment strategy.

    Looking ahead to 1997, we plan to continue to broaden our product offerings and expect to begin offering shares in five additional funds:

             THE MORGAN STANLEY GLOBAL EQUITY FUND will seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

             THE MORGAN STANLEY EQUITY GROWTH FUND will seek long-term capital appreciation by investing primarily in growth-oriented equity securities of medium and large capitalization companies.

             THE MORGAN STANLEY VALUE FUND will seek to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified

                                                                   -------------
                                                                    1

                               PRESIDENT'S LETTER

--------------------------------------------------------------------------------

                                          (CONT.)
         portfolio of common stocks and other equity securities which are deemed by the Adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

             THE MORGAN STANLEY MID CAP GROWTH FUND will seek to achieve long-term growth by investing primarily in common stocks and other equity securities of smaller and medium size companies which are deemed by the Adviser to offer long-term growth potential.

             THE MORGAN STANLEY EMERGING MARKETS DEBT FUND will seek high total return by investing primarily in debt securities of government, government-related and corporate issuers located in emerging countries.

The Mid Cap Growth and Value Funds will be managed by Miller Anderson & Sherrerd, LLP, which is affiliated with Morgan Stanley Asset Management Inc., the Adviser to the other Morgan Stanley Funds.

    The specific results for each fund, together with commentary by each portfolio manager explaining the strategy and performance results are enclosed in this report. We hope you find this report informative. We very much appreciate your support of the Morgan Stanley Funds.

Sincerely,

(SIGNATURE)
Warren J. Olsen
President

February 1997

MORGAN STANLEY GROUP, INC., THE DIRECT PARENT COMPANY OF THE FUND'S INVESTMENT ADVISER, MORGAN STANLEY ASSET MANAGEMENT INC., RECENTLY ANNOUNCED ITS INTENTION TO MERGE WITH DEAN WITTER, DISCOVER & CO. IT CURRENTLY IS ANTICIPATED THAT THE TRANSACTION WILL CLOSE IN MID-1997. THEREAFTER, MORGAN STANLEY ASSET MANAGEMENT INC. WILL BE A SUBSIDIARY OF MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

---------- 2

                           MORGAN STANLEY FUNDS, INC.
                        PERFORMANCE SUMMARY (UNAUDITED)

--------------------------------------------------------------------------------
                               DECEMBER 31, 1996

                                                                         SIX MONTHS TOTAL RETURNS            ONE YEAR TOTAL RETURNS
                                                                ------------------------------------------  ------------------------
                                                    NET ASSET                   WITHOUT                                    WITHOUT
                           INCEPTION  NET ASSETS    VALUE PER    WITH SALES      SALES       COMPARABLE     WITH SALES      SALES
FUNDS                        DATES       (000)        SHARE        CHARGE       CHARGE         INDICES        CHARGE       CHARGE
-------------------------  ---------  -----------  -----------  ------------  -----------  ---------------  -----------  -----------
GLOBAL EQUITY ALLOCATION
  Class A................   1/4/93     $  64,956    $   14.24       (1.27)%        3.65%        5.97%(1)         7.79%       13.17%
  Class B................   8/1/95        23,267        13.93       (1.80)         3.20         5.97  (1)        7.20        12.20
  Class C................   1/4/93        68,357        14.00        2.18          3.18         5.97  (1)       11.24        12.24
GLOBAL FIXED INCOME
  Class A................   1/4/93         6,016        10.32        0.90          5.94         5.62  (2)        0.42         5.42
  Class B................   8/1/95         1,813        10.28        0.46          5.46         5.62  (2)       (0.36)        4.64
  Class C................   1/4/93         2,624        10.27        4.47          5.47         5.62  (2)        3.64         4.64
ASIAN GROWTH
  Class A................   6/23/93      208,684        16.39       (7.10)        (2.47)        0.76  (3)       (1.84)        3.06
  Class B................   8/1/95        63,181        16.00       (7.68)        (2.82)        0.76  (3)       (2.71)        2.29
  Class C................   6/23/93      151,365        15.97       (3.80)        (2.82)        0.76  (3)        1.30         2.30
AMERICAN VALUE
  Class A................  10/18/93       23,125        15.11        6.47         11.78         7.95  (4)       16.52        22.33
  Class B................   8/1/95         3,130        15.11        6.34         11.34         7.95  (4)       16.35        21.35
  Class C................  10/18/93       21,945        15.11       10.25         11.25         7.95  (4)       20.33        21.33
WORLDWIDE HIGH INCOME
  Class A................   4/21/94       63,266        13.28       10.86         16.39         4.90  (5)       20.22        26.22
  Class B................   8/1/95        46,600        13.25       10.91         15.91         4.90  (5)       20.20        25.20
  Class C................   4/21/94       34,915        13.26       14.89         15.89         4.90  (5)       24.29        25.29
LATIN AMERICAN
  Class A................   7/6/94        19,581        12.15        4.69          9.91         3.80  (6)       40.37        47.37
  Class B................   8/1/95         3,081        11.91        4.47          9.47         3.80  (6)       41.24        46.24
  Class C................   7/6/94         6,229        11.93        8.44          9.44         3.80  (6)       45.27        46.27
EMERGING MARKETS
  Class A................   7/6/94        72,381        10.69      (14.18)        (9.90)       (4.95) (7)        1.27         6.32
  Class B................   8/1/95        15,102        10.55      (14.71)       (10.22)       (4.95) (7)        0.62         5.62
  Class C................   7/6/94        41,157        10.57      (11.09)       (10.19)       (4.95) (7)        4.55         5.55
AGGRESSIVE EQUITY
  Class A................   1/2/96         8,533        15.03        8.71         14.13        11.70  (8)         N/A          N/A
  Class B................   1/2/96         5,418        14.96        8.72         13.72        11.70  (8)         N/A          N/A
  Class C................   1/2/96         5,244        14.95       12.73         13.73        11.70  (8)         N/A          N/A
U.S. REAL ESTATE
  Class A................   5/1/96         6,565        15.10       15.76         21.53        27.58  (9)         N/A          N/A
  Class B................   5/1/96         4,567        15.09       18.67         23.67        27.58  (9)         N/A          N/A
  Class C................   5/1/96         3,000        15.09       22.65         23.65        27.58  (9)         N/A          N/A
HIGH YIELD
  Class A................   5/1/96         4,694        12.48        5.05         10.28         8.33  (10)        N/A          N/A
  Class B................   5/1/96         5,608        12.48        4.75          9.75         8.33  (10)        N/A          N/A
  Class C................   5/1/96         4,493        12.48        8.75          9.75         8.33  (10)        N/A          N/A
INTERNATIONAL MAGNUM
  Class A................   7/1/96         5,508        12.13       (2.57)         2.29         1.46  (11)        N/A          N/A
  Class B................   7/1/96         5,465        12.12       (3.07)         1.93         1.46  (11)        N/A          N/A
  Class C................   7/1/96         5,517        12.12        0.89          1.89         1.46  (11)        N/A          N/A
GOVERNMENT OBLIGATIONS
 MONEY MARKET............   3/12/92      116,816         1.00         N/A          2.20          N/A              N/A         4.47
MONEY MARKET.............   8/4/89       254,854         1.00         N/A          2.26          N/A              N/A         4.53

                                                 AVERAGE ANNUAL SINCE INCEPTION
                                            -----------------------------------------
                                                           WITHOUT
                             COMPARABLE     WITH SALES      SALES       COMPARABLE
FUNDS                          INDICES        CHARGE       CHARGE         INDICES
-------------------------  ---------------  -----------  -----------  ---------------
GLOBAL EQUITY ALLOCATION
  Class A................      13.48%(1)        12.27%       13.64%        15.27%(1)
  Class B................      13.48  (1)       12.27        14.95         13.41  (1)
  Class C................      13.48  (1)       12.79        12.79         15.27  (1)
GLOBAL FIXED INCOME
  Class A................       4.40  (2)        6.43         7.74          9.11  (2)
  Class B................       4.40  (2)        3.80         6.56          5.08  (2)
  Class C................       4.40  (2)        6.87         6.87          9.11  (2)
ASIAN GROWTH
  Class A................       9.18  (3)        9.39        10.91         15.08  (3)
  Class B................       9.18  (3)       (3.56)       (0.74)         5.21  (3)
  Class C................       9.18  (3)       10.13        10.13         15.08  (3)
AMERICAN VALUE
  Class A................      19.05  (4)       11.60        13.30         14.65  (4)
  Class B................      19.05  (4)       14.39        17.04         18.07  (4)
  Class C................      19.05  (4)       12.39        12.39         14.65  (4)
WORLDWIDE HIGH INCOME
  Class A................       3.62  (5)       14.99        17.08          8.20  (5)
  Class B................       3.62  (5)       21.41        23.99          7.22  (5)
  Class C................       3.62  (5)       16.20        16.20          8.20  (5)
LATIN AMERICAN
  Class A................      21.96  (6)        4.74         6.81          1.52  (6)
  Class B................      21.96  (6)       25.65        28.20         12.22  (6)
  Class C................      21.96  (6)        5.87         5.87          1.52  (6)
EMERGING MARKETS
  Class A................       7.88  (7)       (5.60)       (3.74)         0.72  (7)
  Class B................       7.88  (7)       (3.98)       (1.22)         0.83  (7)
  Class C................       7.88  (7)       (4.45)       (4.45)         0.72  (7)
AGGRESSIVE EQUITY
  Class A................        N/A              N/A          N/A           N/A
  Class B................        N/A              N/A          N/A           N/A
  Class C................        N/A              N/A          N/A           N/A
U.S. REAL ESTATE
  Class A................        N/A              N/A          N/A           N/A
  Class B................        N/A              N/A          N/A           N/A
  Class C................        N/A              N/A          N/A           N/A
HIGH YIELD
  Class A................        N/A              N/A          N/A           N/A
  Class B................        N/A              N/A          N/A           N/A
  Class C................        N/A              N/A          N/A           N/A
INTERNATIONAL MAGNUM
  Class A................        N/A              N/A          N/A           N/A
  Class B................        N/A              N/A          N/A           N/A
  Class C................        N/A              N/A          N/A           N/A
GOVERNMENT OBLIGATIONS
 MONEY MARKET............        N/A              N/A          N/A           N/A
MONEY MARKET.............        N/A              N/A          N/A           N/A

--------------------------------------------------------------------------------

INDICES:
      (1)  MSCI World Index
      (2)  J.P. Morgan Traded Global Bond Index
      (3)  MSCI Combined Far East Free ex-Japan Index
      (4)  Russell 2500 Small Company Index
      (5)  Lehman Aggregate Bond Index
      (6)  MSCI Latin America Global Index
      (7)  IFC Global Total Return Composite Index
      (8)  Lipper Capital Appreciation Index
      (9)  NAREIT Index
     (10)  CS First Boston High Yield Index
     (11)  MSCI EAFE Index
     (12)  Donaghue's Government and Agency Report
     (13)  Donaghue's Money Fund Report


                             YIELD INFORMATION AS OF
                                DECEMBER 31, 1996
                            -------------------------
                              30 DAY CURRENT YIELD+
                            -------------------------
GLOBAL FIXED INCOME
  Class A.................              4.12%
  Class B.................              3.57
  Class C.................              3.57
WORLDWIDE HIGH INCOME
  Class A.................              8.86
  Class B.................              8.53
  Class C.................              8.53
HIGH YIELD
  Class A.................              8.13
  Class B.................              7.78
  Class C.................              7.78


                                  7 DAY          7 DAY         30 DAY          30 DAY
                                 CURRENT       EFFECTIVE      CURRENT        COMPARABLE
                                 YIELD++        YIELD++        YIELD+          YIELD+
                               ------------  -------------  ------------  ----------------
MONEY MARKET FUNDS:
  Government Obligations.
   Money Market                      4.43%         4.53%          4.41%         4.64%(12)
  Money Market...............        4.47          4.57           4.43          4.77  (13)

--------------------------------------------------------------------------------

 +The current 30 day yield reflects the net investment income generated by the Fund over the specified 30 day period expressed as an annual percentage. Expenses accrued for the 30 day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.

++The 7 day current yield and 7 day effective yield assume an annualization of the current yield at December 31, 1996 with all dividends reinvested. As with all money market funds, yields fluctuate as market conditions change and the 7 day yields are not necessarily indicative of future performance.

PAST PERFORMANCE SHOULD NOT BE CONSTRUED AS A GUARANTEE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE READ THE FUND'S PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                                                   -------------

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1996)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              2.5%
Brazil                 0.9%
Canada                 3.9%
France                 3.8%
Germany                4.4%
Hong Kong              2.8%
Italy                  2.0%
Japan                 19.6%
Korea                  0.8%
Netherlands            1.6%
Singapore              1.2%
Spain                  3.7%
Sweden                 2.1%
United Kingdom         5.5%
United States         36.7%
Other                  8.5%

                                                 TOTAL RETURNS**
                          -------------------------------------------------------------
                                                                       AVERAGE ANNUAL
                                 YTD                ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
---------------------------------------------------------------------------------------
Class A Shares            -1.27%      3.65%      7.79%     13.17%     12.27%     13.64%
---------------------------------------------------------------------------------------
Class B+ Shares           -1.80%      3.20%      7.20%     12.20%     12.27%     14.95%
---------------------------------------------------------------------------------------
Class C Shares             2.18%      3.18%     11.24%     12.24%     12.79%     12.79%
---------------------------------------------------------------------------------------
MSCI World Index:
  Class A & C Shares       N/A        5.97%      N/A       13.48%      N/A       15.27%
  Class B Shares           N/A        5.97%      N/A       13.48%      N/A       13.41%
---------------------------------------------------------------------------------------

 * The returns above with sales charge are calculated using the 4.75% sales charge for Class A shares, the 5% contingent deferred sales charge for Class B shares, and the 1% contingent deferred sales charge for Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.
The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index which includes securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East and assumes dividends are reinvested net of withholding tax.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                       PERCENT OF
SECURITY                                  COUNTRY      NET ASSETS
--------------------------------------  ------------  -------------
Morgan Stanley Asia-Pacific Fund, Inc.     United            1.4%
                                           States
Toyota Motor Corp.                         Japan             1.4%
General Electric Co.                       United            1.3%
                                           States
Exxon Corp.                                United            1.2%
                                           States
Coca-Cola Co.                              United            1.0%
                                           States

TOP FIVE SECTORS
                         VALUE     PERCENT OF
INDUSTRY                 (000)     NET ASSETS
---------------------  ---------  ------------
Consumer Goods         $  31,126        19.9%
Finance                   30,254        19.3%
Services                  25,089        16.0%
Capital Equipment         20,669        13.2%
Energy                    17,856        11.4%

The Global Equity Allocation Fund invests in global equity markets, with emphasis placed upon country rather than stock selection. This approach reflects an investment philosophy that a diversified selection of securities representing exposure to each country that we find attractive is, we believe, an effective way to maximize the return and reduce the risk associated with global investing.

For the six-month period ended December 31, 1996, the Fund had a total return exclusive of sales charge of 3.65% for the Class A shares, 3.20% for the Class B shares and 3.18% for the Class C shares, and a total return with sales charge of -1.27% for the Class A shares, -1.80% for the Class B shares and 2.18% for the Class C shares, as compared to a total return of 5.97% for the Morgan Stanley Capital International (MSCI) World Index (the "Index"). For the one year period ended December 31, 1996, the Fund had a total return exclusive of sales charge of 13.17% for the Class A shares, 12.20% for the Class B shares and 12.24% for the Class C shares and a total return with sales charge of 7.79% for the Class A shares, 7.20% for the Class B shares and 11.24% for the Class C shares compared with 13.48% for the Index for the same period. For the period from inception on January 4, 1993 through December 31, 1996, the average annual total return for the Fund exclusive of sales charge was 13.64% for the Class A shares and 12.79% for the Class C shares and 12.27% for the Class A shares with sales charge as compared to 15.27% for the Index for the same period. For the period from inception of the offering of Class B shares on August 1, 1995 through December 31, 1996, the average annual total return for the Class B shares exclusive of sales charge was 14.95% and 12.27% with sales charge as compared to 13.41% for the Index. Class B shares held prior to May 1, 1995 were renamed Class C shares.

In a volatile six month period for financial assets, the U.S. equity market continued its strong performance (+11.5%), but ranked 12th in global markets beaten by fully half of the international markets (in U.S. dollars), notably, Finland (+30.7%), the UK (+24.1%), Spain (+23.0%), Sweden (+19.6%) and Hong Kong
(+18.1%). Markets were boosted by abundant liquidity provided through loose monetary policy, moderate economic growth and a benign inflation environment.

Portfolio decisions to overweight Hong Kong and Spain, and to hedge our Japanese yen and Deutsche mark bloc exposure contributed substantially to performance. Underweight allocations to the U.S. and Canada detracted from results as both markets performed well. Opportunistic commitments to emerging markets were mixed as Brazil performed strongly while the developing Asian positions of Korea and Thailand woefully underperformed. The Japanese market, was volatile in 1996 with positive returns in the first half followed by a market sell off in the second half. On balance, our Japanese market allocations were slightly positive, aided by our decision in mid-August to sell all exposure to the bank sector.
THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI WORLD INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

---------- 4

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

"MARKETS WERE BOOSTED BY ABUNDANT LIQUIDITY PROVIDED THROUGH LOOSE MONETARY POLICY, MODERATE ECONOMIC GROWTH AND A BENIGN INFLATION ENVIRONMENT."

During the period under review, we effected several allocation strategies worth noting including an increase to our Canadian position and an interim move to increase cash. Through the year, prospects for Canadian equities and the Canadian dollar had improved, fueled by declining interest rates, an expanding economy and lowered political risk. While many of these same factors had propelled the U.S. equity market to record levels, Canadian equities had yet to benefit. In mid-December, after a strong second half for global equity markets, we made a tactical move to increase cash. Market strength in combination with general financial market euphoria caused us to pause and take profits by reducing selected country overweights. We trimmed overweight positions back to moderate overweights in Germany and Hong Kong which had performed well. Germany had discounted much of the good news on restructuring and the European Monetary Union while Hong Kong had surged to new highs as fears of the Chinese takeover subsided.

As of December 31, 1996, the Fund held 8% in cash with an overweight in Asia ex-Japan, a neutral stance in Japan ex-banks and an underweight in the U.S. and Europe based on the following observations.

U.S.

Despite a large pullback in July and increased volatility, a benign interest rate environment further advanced the bull market in U.S. equities. In the eyes of investors, the economy is soft, inflation is dead and a passive Fed has won a major credibility battle. Inflation risks have been tempered by a sluggish economy and a host of new structural paradigms (i.e., globalization, technology, cheap Third-World labor and demographics). The July episode of panic selling and steep price declines has once again demonstrated the conviction of U.S. investors that the right strategy is to buy good stocks on dips.

While we remain underweight in the U.S., we believe that the market may be driven higher over the near term by powerful liquidity and the perception that the positive economic backdrop continues. However, U.S. stocks are not cheap, the market cycle is very long in the tooth, and is vulnerable to strong economic data and/or an untoward event.

JAPAN

The Japanese market fell in the last two quarters of 1996 as investors downgraded their expectations for recovery and significant political and economic reform in 1997. The Japanese authorities now find themselves in a very difficult situation. The structural problems in the banking and property sectors remain and the consumption tax hike, needed to reduce the now large budget deficit, is a significant threat to the economic recovery and to consumer sentiment.

We believe the negative sentiment in the market is overdone with the overall picture one of benign inflation and 2.5% to 3.0% GDP growth. Deregulation measures announced in the retail and telecommunications sector have already had positive effects on real spending in the economy and we expect financial deregulation to go through and have similar positive effects on the economy. A flight to quality by investors has created a two-tier market. A small number of high quality (i.e. restructured), attractively valued export-related stocks have significantly outperformed the broader market. These stocks will benefit from the weaker yen and a pick up in global growth. Domestic companies will suffer from increased competition, less government support and a weaker yen. Reflecting this segmentation, we believe bank stocks will continue to underperform.

EUROPE

The brightened prospects for economic growth, European Monetary Union (EMU), and corporate restructuring underpinned the positive performance of the European markets in 1996. Europe in local currencies returned nearly 14% for last six months of the calendar year with many markets reaching all-time highs. Investors became less skeptical of the viability of the Union as governments presented budgets to rein in their fiscal deficits and as progress was made on the outstanding structural issues for EMU. Bond yields, within the core markets and the periphery, converged sharply, providing further support for equities.

We remain positive on the prospects for earnings and economic growth based on the lagged effects of a weaker Deutsche mark and aggressive monetary accommodation. However, investors have

                                                                   -------------
                                                                    5

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

begun to discount the benefits of corporate restructuring and an asset allocation shift into equities. In addition, at current levels many European markets are increasingly sensitive to events that could upset existing market perception about who will be "in and out" of monetary union in 1999.

ASIA

In general, investors were concerned that Asian economic growth and a slowdown in exports were secular and not cyclical in nature. Throughout the year, the markets belabored under the fear of an upturn in U.S. interest rates, concerns about persistent current account deficits and political turmoil in several Asian countries.

We remain overweight in Asia based on expectations that an upturn in global economic growth should provide a stimulus to export performance, improve trade balances and produce momentum for earnings growth. An improvement in the trade and current accounts, together with reduced inflationary pressures, should produce a climate for monetary easing following several years of tightening. We are optimistic about the prospects for the Asian markets in 1997.

Barton M. Biggs
PORTFOLIO MANAGER

Madhav Dhar
PORTFOLIO MANAGER

Francine J. Bovich
PORTFOLIO MANAGER

Ann D. Thivierge
PORTFOLIO MANAGER

January 1997

---------- 6

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

COMMON STOCKS (86.1%)
  AUSTRALIA (2.4%)
      17,000   Amcor Ltd........................................  $    109
      21,500   Australian National Industries Ltd...............        21
      27,838   Boral Ltd........................................        79
       6,700   Brambles Industries Ltd..........................       131
      48,554   Broken Hill Proprietary Ltd......................       691
      14,900   Burns, Philip & Co., Ltd.........................        27
      12,777   Coca-Cola Amatil Ltd.............................       136
      34,647   Coles Myer Ltd...................................       143
       8,000   CRA Ltd..........................................       126
      27,400   CSR Ltd..........................................        96
      61,600   Fosters Brewing Corp.............................       125
      21,751   General Property Trust...........................        42
      12,723   Gio Australia Holdings Ltd.......................        33
      34,863   Goodman Fielder Ltd..............................        43
    (a)5,488   Highlands Gold Ltd. (New)........................         3
       8,700   ICI Australia Ltd................................        94
       7,375   Lend Lease Corp., Ltd............................       143
      42,758   MIM Holdings Ltd.................................        60
      36,433   National Australia Bank Ltd......................       428
       8,446   Newcrest Mining Ltd..............................        34
      49,100   News Corp., Ltd..................................       259
      41,934   Normandy Mining Ltd..............................        58
      19,752   North Ltd........................................        58
      27,900   Pacific Dunlop Ltd...............................        71
      26,400   Pioneer International Ltd........................        79
       6,151   Renison Goldfields Consolidated Ltd..............        27
      16,800   Santos Ltd.......................................        68
       3,600   Sons of Gwalia Ltd...............................        21
      20,573   Southcorp Holdings Ltd...........................        65
      11,000   Tabcorp Holdings Ltd.............................        52
       1,126   Westfield Trust..................................         2
      48,000   Westpac Banking Corp., Ltd.......................       273
      27,191   WMC Ltd..........................................       171
                                                                  --------
                                                                     3,768
                                                                  --------
  BRAZIL (0.3%)
  (a)243,000   Cia Paulista De Forca e Luz......................        29
     850,000   Cia Siderurgica Nacional.........................        24
     800,000   Eletrobras.......................................       286
     184,000   Light............................................        39
(a,d)184,000   Lightpar.........................................        65
   (a)17,828   Telesp...........................................         4
                                                                  --------
                                                                       447
                                                                  --------
  CANADA (3.9%)
       6,100   Alcan Aluminum Ltd...............................       206
       1,700   Avenor, Inc......................................        25
       6,400   Bank of Montreal.................................       204
       5,900   Bank of Nova Scotia..............................       198
       9,800   Barrick Gold Corp................................       281
       8,600   BCE, Inc.........................................       410
       6,600   Bombardier, Inc., 'A'............................       122
       3,100   CAE Inc..........................................        23
       1,500   Cameco Corp......................................        60
       5,200   Canadian Imperial Bank of Commerce...............       230
    (a)2,600   Canadian Natural Resources Ltd...................        71
       4,800   Canadian Occidental Petroleum Ltd................        77

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

       8,500   Canadian Pacific, Ltd............................  $    224
       3,000   Canadian Tire Corp., 'A'.........................        50
       2,400   Cominco Ltd......................................        60
    (a)1,900   Corel Corp.......................................        14
    (a)1,200   Cott Corp........................................         9
       2,200   Dofasco, Inc.....................................        42
       2,500   Domtar, Inc......................................        21
       2,600   DuPont Canada, Inc., 'A'.........................        61
       3,600   Echo Bay Mines Ltd...............................        24
       1,600   George Weston Ltd................................        78
    (a)5,600   Gulf Canada Resources, Ltd.......................        41
       6,100   Imasco, Ltd......................................       150
       4,500   Imperial Oil Ltd.................................       212
       5,900   Inco Ltd.........................................       188
       1,300   IPL Energy, Inc..................................        38
    (a)7,100   Laidlaw, Inc. 'B'................................        83
       1,400   Loewen Group, Inc................................        55
       4,100   MacMillan Bloedel Ltd............................        54
       1,900   Magna International, Inc., 'A'...................       106
       1,800   Molson Companies Ltd., 'A'.......................        28
       2,900   Moore Corp. Ltd..................................        60
    (a)3,900   Newbridge Networks Corp..........................       111
       6,400   Noranda, Inc.....................................       143
       3,000   Norcen Energy Resources Ltd......................        67
       6,300   Northern Telecom Ltd.............................       392
   (a)13,900   Nova Corp........................................       123
       6,600   Placer Dome, Inc.................................       145
       1,100   Potash Corp. of Saskatchewan Inc.................        94
       3,300   Power Corp. of Canada............................        66
    (a)3,100   Provigo, Inc.....................................        13
       5,000   Ranger Oil Ltd...................................        50
    (a)3,600   Renaissance Energy Ltd...........................       123
    (a)2,900   Repap Enterprises, Inc...........................         8
    (a)5,200   Rogers Communication, Inc., 'B'..................        38
       7,700   Royal Bank of Canada.............................       270
    (a)3,100   Talisman Energy, Inc.............................       103
       2,600   Teck Corp., 'B'..................................        60
       8,200   The Seagram Co. Ltd..............................       325
      15,600   Thomson Corp.....................................       345
       7,900   Transcanada Pipelines, Ltd.......................       138
                                                                  --------
                                                                     6,119
                                                                  --------
  FRANCE (3.8%)
         543   Accor S.A........................................        69
       1,607   Air Liquide......................................       251
       2,150   Alcatel Alsthom..................................       173
       2,956   AXA S.A..........................................       188
       3,002   Banque Nationale de Paris RFD....................       116
       1,527   Banque Paribas...................................       103
         600   BIC..............................................        90
         552   Bouygues.........................................        57
         382   Canal Plus.......................................        84
         635   Carrefour S.A....................................       413
       1,350   Casino Guichard..................................        63
       (a)25   Chargeurs International S.A......................         1
         393   Cie Bancaire S.A.................................        47
       1,467   Cie de Saint-Gobain..............................       208
       2,626   Cie de Suez S.A..................................       112
       1,623   Cie Generale des Eaux............................       201

                                                               -----------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

FRANCE (CONT.)

       4,500   Elf Acquitaine...................................  $    410
         600   Eridania Beghin-Say S.A..........................        97
         200   Essilor International............................        61
       1,218   Groupe Danone RFD................................       170
         964   Havas S.A........................................        68
       1,793   Lafarge Coppee S.A...............................       108
         460   Legrand S.A......................................        78
       1,042   L'Oreal..........................................       393
       1,505   LVMH Moet Hennessy Louis Vuitton.................       420
         956   Lyonnaise des Eaux S.A...........................        89
       2,587   Michelin (C.G.D.E.) 'B'..........................       140
       (a)25   Pathe S.A........................................         6
       1,050   Pernod-Ricard....................................        58
         330   Pinault S.A......................................       131
         340   Promodes.........................................        96
         905   PSA Peugeot Citroen S.A..........................       102
       5,262   Rhone-Poulenc S.A. 'A'...........................       179
          35   Sagem............................................        21
         120   Saint Louis......................................        30
       1,586   Sanofi S.A.......................................       158
       2,347   Schneider S.A....................................       109
         609   Simco S.A........................................        53
          40   Societe Eurafrance S.A...........................        17
       1,189   Societe Generale.................................       129
         100   Sodexho S.A......................................        56
       2,058   Thomson CSF S.A..................................        67
       3,705   Total S.A. 'B'...................................       301
       5,122   Union des Assurances de Paris....................       128
       4,390   Usinor Sacilor...................................        64
                                                                  --------
                                                                     5,915
                                                                  --------
  GERMANY (4.3%)
         750   adidas AG........................................        65
      (a)700   Agiv AG..........................................        10
         350   Allianz AG.......................................       630
          50   AMB Aachener & Muenchener
                 Beteiligungs AG................................        36
       8,750   BASF AG..........................................       335
      11,150   Bayer AG.........................................       453
       3,750   Bayer Hypotheken Bank AG.........................       113
       3,900   Bayer Vereinsbank AG.............................       158
       1,300   Beiersdorf AG....................................        64
         750   Bilfinger & Berger Bau AG........................        28
      (a)100   Brau und Brunnen AG..............................         7
         450   CKAG Colonia Konz AG.............................        38
       1,450   Continental AG...................................        26
    (a)7,550   Daimler-Benz AG..................................       518
         150   Degussa AG.......................................        68
       7,550   Deutsche Bank AG.................................       352
       5,700   Deutsche Lufthansa AG............................        77
   (a)31,770   Deutsche Telekom AG..............................       663
       6,600   Dresdner Bank AG.................................       197
         700   Heidelberger Zement AG...........................        57
       1,350   Hochtief AG......................................        53
         150   Karstadt AG......................................        50
      (a)950   Kloeckner-Humboldt-Deutz AG......................         5
         150   Linde AG.........................................        91
         200   MAN AG...........................................        48
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

         550   Mannesmann AG....................................  $    237
       2,373   Merck KGAA.......................................        85
    (a)1,510   METRO AG.........................................       118
         103   Muenchener Rueck (Registered)....................       250
         250   Preussag AG......................................        57
       5,000   RWE AG...........................................       209
         910   SAP AG...........................................       124
       1,100   Schering AG......................................        93
       8,450   Siemens AG.......................................       392
       (a)50   Starbag AG.......................................         3
         600   Thyssen AG.......................................       106
       7,400   Veba AG..........................................       426
         450   Viag AG..........................................       176
      (a)128   Viag AG RFD......................................        50
         450   Volkswagen AG....................................       186
                                                                  --------
                                                                     6,654
                                                                  --------
  HONG KONG (2.8%)
   (a)18,000   Applied International Holdings Ltd...............         1
      16,995   Bank of East Asia Ltd............................        76
      64,000   Cathay Pacific Airways Ltd.......................       101
      48,000   Cheung Kong Holdings Ltd.........................       427
      40,000   China Light and Power Co., Ltd...................       178
      34,256   Chinese Estate Holdings Ltd......................        38
      14,000   Giordano Holdings Ltd............................        12
      27,000   Hang Lung Development Corp.......................        59
      41,500   Hang Seng Bank Ltd...............................       504
      60,380   Hong Kong & China Gas Co.........................       117
       3,200   Hong Kong Aircraft Engineering Co., Ltd..........        10
      27,500   Hong Kong Shanghai Hotels........................        52
     234,322   Hong Kong Telecommunications Ltd.................       377
      93,869   Hopewell Holdings Ltd............................        61
      73,000   Hutchison Whampoa Ltd............................       573
      23,000   Hysan Development Co.............................        92
       8,500   Johnson Electric Holdings Ltd....................        24
      13,000   Miramar Hotel Investment Ltd.....................        26
      33,135   New World Development Co., Ltd...................       224
      31,000   Oriental Press Goup..............................        14
       8,300   Peregrine Investment Holdings....................        14
      34,905   Shangri-La Asia Ltd..............................        52
      36,000   Shun Tak Holdings Ltd............................        24
      40,000   South China Morning Post.........................        33
      22,000   Stelux Holdings Ltd..............................         6
      48,000   Sun Hung Kai Properties Ltd......................       588
      34,000   Swire Pacific Ltd. 'A'...........................       324
       9,000   Television Broadcasting Ltd......................        36
      47,000   Wharf Holdings Ltd...............................       235
       7,500   Windsor Industrial...............................         2
       3,316   Wing Lung Bank...................................        23
                                                                  --------
                                                                     4,303
                                                                  --------
  INDONESIA (0.0%)
   (d)11,500   Lippo Bank (Foreign).............................        11
   (d)46,000   Polysindo (Foreign)..............................        26
                                                                  --------
                                                                        37
                                                                  --------
  ITALY (2.0%)
      16,422   Assicurazioni Generali S.p.A.....................       311
      24,300   Banca Commerciale Italiana.......................        44

---------- 8
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

ITALY (CONT.)

       9,900   Banco Ambrosiano Veneto..........................  $     24
       4,000   Benetton Group S.p.A.............................        51
       2,700   Cartiere Burgo S.p.A.............................        12
      48,500   Credito Italiano S.p.A...........................        53
      13,000   Edison S.p.A.....................................        82
     150,000   Ente Nazionale Idrocarburi S.p.A.................       770
       2,000   Falck............................................         8
      59,300   Fiat S.p.A.......................................       179
      14,700   Fiat S.p.A. Di Risp NCS..........................        26
    (a)6,000   Impreglio S.p.A..................................         5
      16,600   Istituto Bancario San Paolo di Torina S.p.A......       102
      11,700   Istituto Mobiliare Italiano S.p.A................       100
      74,200   Istituto Nazionale delle Assicurazioni (INA).....        97
       4,800   Italcementi S.p.A................................        27
       2,650   Italcementi S.p.A. NCS...........................         6
      12,400   Italgas..........................................        52
       9,000   Magneti Marelli S.p.A............................        11
   (a)23,000   Mediaset SpA.....................................       106
       8,550   Mediobanca S.p.A.................................        46
   (a)78,108   Montedison S.p.A.................................        53
   (a)18,900   Montedison S.p.A. Di Risp NCS....................        12
      65,750   Olivetti Group...................................        23
      29,640   Parmalat Finanziaria S.p.A.......................        45
      35,000   Pirelli S.p.A....................................        65
       6,051   R.A.S............................................        56
       4,565   Rinascente S.p.A.................................        26
       2,600   S.A.I............................................        24
       2,300   Sasib S.p.A......................................         7
       5,000   Sirti S.p.A......................................        30
      11,000   Snia BPD S.p.A...................................        11
     121,700   Telecom Italia S.p.A.............................       316
      30,000   Telecom Italia Di Risp S.p.A.....................        59
     125,300   Telecom Italia Mobile S.p.A......................       317
                                                                  --------
                                                                     3,156
                                                                  --------
  JAPAN (19.6%)
       2,100   Advantest Corp...................................        98
      33,000   Ajinomoto Co., Inc...............................       336
   (a)16,000   Aoki Corp........................................        33
       1,600   Aoyama Trading Co., Ltd..........................        43
      16,000   Asahi Breweries Ltd..............................       166
      49,000   Asahi Chemical Industry Co., Ltd.................       278
      47,000   Asahi Glass Co...................................       442
      16,000   Bridgestone Corp.................................       304
      25,000   Canon, Inc.......................................       553
      10,000   Casio Computer Co., Ltd..........................        77
       6,000   Chiyoda Corp.....................................        39
      16,000   Chugai Pharmaceutical Ltd........................       134
      33,000   Dai Nippon Printing Co., Ltd.....................       578
      23,000   Daiei, Inc.......................................       176
      16,000   Daikin Industries Ltd............................       142
      16,000   Daiwa House Industry.............................       206
      33,000   Daiwa Securities Co., Ltd........................       293
      16,000   DENSO Corp.......................................       385
      11,000   Ebara Corp.......................................       143
       7,000   Fanuc Co.........................................       224
      13,000   Fuji Photo Film Ltd..............................       429
      53,000   Fujitsu Ltd......................................       494
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

      27,000   Furukawa Electric................................  $    128
      33,000   Hankyu Corp......................................       164
      16,000   Hazama-Gumi......................................        44
      82,000   Hitachi Ltd......................................       765
      26,000   Honda Motor Co...................................       743
         240   Industrial Bank of Japan.........................         4
      11,000   Ito-Yokado Co., Ltd..............................       479
   (a)66,000   Japan Airlines...................................       350
      41,000   Japan Energy Corp................................       112
      13,000   Jusco Co.........................................       441
      33,000   Kajima Corp......................................       236
      17,500   Kansai Electric Power Co.........................       363
      30,000   KAO Corp.........................................       350
      84,000   Kawasaki Steel Corp..............................       242
      49,000   Kinki Nippon Railway.............................       306
      33,000   Kirin Brewery Co., Ltd...........................       325
      33,000   Komatsu Ltd......................................       271
      49,000   Kubota Corp......................................       237
      33,000   Kumagai Gumi Co., Ltd............................        82
       5,000   Kyocera Corp.....................................       312
      16,000   Kyowa Hakko Kogyo................................       122
      49,000   Marubeni Corp....................................       211
      10,000   Marui Co.........................................       180
      49,000   Matsushita Electric Industries Ltd...............       800
      49,000   Mitsubishi Chemical Corp.........................       159
      46,000   Mitsubishi Corp..................................       477
      58,000   Mitsubishi Electric Corp.........................       346
      35,000   Mitsubishi Estate Co., Ltd.......................       360
      90,000   Mitsubishi Heavy Industries Ltd..................       715
      33,000   Mitsubishi Materials Corp........................       133
      49,000   Mitsui & Co......................................       398
      33,000   Mitsui Engineering & Shipbuilding Co., Ltd.......        67
      26,000   Mitsui Fudosan Co., Ltd..........................       260
      18,000   Mitsukoshi.......................................       128
       6,000   Murata Manufacturing.............................       199
      39,000   NEC Corp.........................................       471
      16,000   NGK Insulators Ltd...............................       152
      32,000   Nippon Express Co., Ltd..........................       219
      16,000   Nippon Fire & Marine Insurance Co................        73
      16,000   Nippon Light Metal Co............................        66
      16,000   Nippon Meat Packers..............................       207
      49,000   Nippon Oil Co....................................       252
     182,000   Nippon Steel Corp................................       537
      49,000   Nippon Yusen Kabushiki Kaisha....................       222
      62,000   Nissan Motor Co., Ltd............................       360
      96,000   NKK Corp.........................................       216
      49,000   Nomura Securities Co., Ltd.......................       736
      33,000   Odakyu Electric Railway Co.......................       198
      33,000   OJI Paper Co., Ltd...............................       209
      73,000   Osaka Gas Co.....................................       200
      16,000   Penta-Ocean Construction.........................        71
       5,000   Pioneer Electronic Corp..........................        95
       1,000   Rohm Co..........................................        66
      16,000   Sankyo Co., Ltd..................................       453
      49,000   Sanyo Electric Co., Ltd..........................       203
       4,000   Secom Co.........................................       242
       3,200   Sega Enterprises.................................       108
      16,000   Sekisui House Ltd................................       163
      33,000   Sharp Corp.......................................       470

                                                               -----------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

JAPAN (CONT.)

       5,000   Shimano, Inc.....................................  $     85
       7,000   Shin-Etsu Chemical Co............................       128
      23,000   Shinizu Corp.....................................       172
       7,000   Shiseido Co., Ltd................................        81
   (a)33,000   Showa Denko K.K..................................        76
       8,000   Sony Corp........................................       524
      66,000   Sumitomo Chemical Co.............................       262
      33,000   Sumitomo Corp....................................       260
      22,000   Sumitomo Electric Industries.....................       308
       7,000   Sumitomo Forestry................................        85
     115,000   Sumitomo Metal Industries........................       283
      16,000   Sumitomo Metal Mining Co.........................       108
      17,000   Sumitomo Osaka Cement Co., Ltd...................        56
      33,000   Taisei Corp., Ltd................................       171
      25,000   Takeda Chemical Industries.......................       525
      33,000   Teijin Ltd.......................................       144
      33,000   Tobu Railway Co..................................       162
      11,800   Tohoku Electric Power............................       234
      49,000   Tokio Marine & Fire Insurance Co.................       461
       7,000   Tokyo Dome Corp..................................       122
      30,500   Tokyo Electric Power Co..........................       669
       4,000   Tokyo Electron Ltd...............................       123
      48,000   Tokyo Gas Co.....................................       130
      33,000   Tokyu Corp.......................................       187
      23,000   Toppan Printing Co., Ltd.........................       288
      49,000   Toray Industries, Inc............................       303
      16,000   Toto Ltd.........................................       182
      33,000   Toyobo Ltd.......................................        99
      76,000   Toyota Motor Corp................................     2,185
      33,000   Ube Industries Ltd...............................        93
      33,000   Yamaichi Securities..............................       147
                                                                  --------
                                                                    30,724
                                                                  --------
  KOREA (0.8%)
    (d)4,440   Cho Hung Bank....................................        36
    (d)3,990   Commercial Bank of Korea.........................        26
       3,080   Daewoo Corp......................................        24
       9,650   Daewoo Heavy Industries..........................        60
  (a,d)1,330   Daewoo Securities, Co............................        17
      (d)980   Dong-Ah Construction Industrial Co...............        21
    (d)4,530   Hanil Bank.......................................        31
    (d)1,340   Hyundai Engineering & Construction Co............        31
    (d)1,090   Hyundai Motor Co., Ltd...........................        29
   (d)13,650   Korea Electric Power Corp........................       397
  (a,d)4,100   Korea First Bank.................................        21
      (d)100   Korea Mobile Telecommunications Corp.
                 (Foreign)......................................       100
    (d)2,100   L.G. Chemical Ltd................................        20
    (d)2,550   Pohang Iron & Steel Ltd..........................       146
    (a)1,600   Samsung Corp.....................................        19
         670   Samsung Display Devices Co.......................        38
    (d)1,900   Samsung Electronics Co...........................       113
         260   Tong Yang Cement Co..............................         5
    (d)2,009   Yukong Ltd.......................................        38
                                                                  --------
                                                                     1,172
                                                                  --------
  MALAYSIA (0.0%)
       2,000   Malaysian Mining Corp. Bhd.......................         2
                                                                  --------
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  NETHERLANDS (1.6%)
       2,875   ABN-Amro Holdings N.V............................  $    187
         700   Akzo Nobel N.V...................................        96
       5,800   Elsevier N.V.....................................        98
         350   Heineken N.V.....................................        62
       7,011   ING Groep N.V....................................       252
         813   KLM Royal Dutch Airlines N.V.....................        23
       1,251   Koninklijke Ahold N.V............................        78
         278   Koninklijke Hoogovens............................        12
         900   Koninklijke KNP BT...............................        20
       9,213   Koninklijke PTT Nederland N.V....................       351
         200   Nedlloyd Groep N.V...............................         5
       2,900   Phillips Electronics N.V.........................       118
       4,700   Royal Dutch Petroleum N.V........................       824
         289   Stork N.V........................................        10
       1,400   Unilever N.V.....................................       248
         640   Wolters Kluwer N.V...............................        85
                                                                  --------
                                                                     2,469
                                                                  --------
  SINGAPORE (1.2%)
   (d)11,000   Amcol Holdings Ltd...............................        --
      16,000   City Developments Ltd............................       144
       4,000   Cycle & Carriage Ltd.............................        49
      19,000   DBS Land Ltd.....................................        70
      13,000   Development Bank of Singapore....................       176
       5,000   First Capital Corp...............................        15
       6,200   Fraser & Neave Ltd...............................        64
       8,000   Hai Sun Hup Group Ltd............................         6
       9,000   Hotel Properties Ltd.............................        15
       4,000   Inchcape Bhd.....................................        14
       3,000   Jurong Shipyard Ltd..............................        15
      11,000   Keppel Corp......................................        86
       8,000   Natsteel Ltd.....................................        18
      16,000   Neptune Orient Lines Ltd.........................        14
      19,600   Oversea-Chinese Banking Corp.....................       244
       3,000   Overseas Union Enterprise Ltd....................        15
       6,000   Parkway Holdings Ltd.............................        24
       2,000   Robinson & Co., Ltd..............................         8
       3,600   Shangri-La Hotel Ltd.............................        12
      25,000   Singapore Airlines Ltd. (Foreign)................       227
       6,600   Singapore Press Holdings (Foreign)...............       130
      15,000   Singapore Technologies Industrial Corp...........        38
     123,000   Singapore Telecommunications Ltd.................       290
       8,000   Straits Trading Co., Ltd.........................        19
      29,000   United Industrial Corp. Ltd......................        24
      18,000   United Overseas Bank Ltd.........................       201
                                                                  --------
                                                                     1,918
                                                                  --------
  SPAIN (3.7%)
    (a)2,022   Aguas De Barcelona...............................        84
       (a)28   Aguas De Barcelona RFD...........................        --
         540   Acerinox S.A.....................................        78
       5,800   Argentaria S.A...................................       260
       9,820   Autopistas Concesionaria Espanola S.A............       135
      10,300   Banco Bilbao Vizcaya (Registered)................       556
       7,500   Banco Central Hispanoamericano S.A...............       193
       7,300   Banco Santander S.A..............................       467
         700   Corporacion Financiera Alba S.A..................        71
       1,250   Corporacion Mapfre S.A...........................        76

----------10
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

SPAIN (CONT.)

          99   Corporacion Mapfre S.A. (New)....................  $      4
       2,650   Dragados & Construcciones S.A....................        41
       2,200   Ebro Agricolas, Compania de Alimentacion S.A.....        39
         950   Empresa Nacional de Cellulosas S.A...............        11
      11,700   Empresa Nacional de Electricidad S.A.............       833
         317   Energia y Industrias Aragonesas..................         2
   (a)11,300   Ercros S.A.......................................         7
         700   Fomento de Construcciones y Contratas S.A........        65
       1,700   Gas Natural SDG 'E'..............................       395
         200   Gines Navarro Construction Co....................         2
      42,700   Iberdrola S.A....................................       605
       1,025   Inmobiliaria Metropolitana Vasco Central S.A.....        38
         400   Portland Vaderrivas S.A..........................        27
      13,800   Repsol S.A.......................................       529
       1,700   Tabacalera S.A. 'A'..............................        73
      43,000   Telefonica de Espana.............................       999
      13,400   Union Electrica Fenosa S.A.......................       144
       2,400   Uralita S.A......................................        19
       1,950   Vallehermoso S.A.................................        42
       1,050   Viscofan Industria Navarra De Envolturas
                 Celulosicas S.A................................        15
         418   Zardoya-Otis S.A.................................        49
                                                                  --------
                                                                     5,859
                                                                  --------
  SWEDEN (2.1%)
       1,900   ABB AB 'A'.......................................       215
       1,300   AGA AG 'A'.......................................        20
    (a)3,000   AGA AG 'B'.......................................        45
      13,600   Astra AB 'A'.....................................       672
       4,450   Atlas Copco AB 'A'...............................       108
       1,300   Autoliv AB.......................................        57
    (a)1,270   Diligentia AB....................................        20
       1,700   Electrolux AB 'B'................................        99
      22,100   Ericsson (LM)....................................       684
         900   Esselte AB 'A'...................................        20
       1,000   Hennes & Mauritz AB 'B'..........................       138
         100   Scancem AB.......................................         4
       2,100   Securitas AB, 'B'................................        61
       2,700   Skandia Group Forsakrings AB.....................        76
      12,700   Skandinaviska Enskilda Banken, 'A'...............       130
       3,000   Skanska AB, 'B'..................................       133
       3,000   SKF AB 'B'.......................................        71
       3,000   Stadshypotek AB..................................        82
       7,350   Stora Kopparbergs Bergslags Aktiebolag...........       101
       4,600   Svenska Cellulosa AB, 'B'........................        93
       5,000   Svenska Handelsbanken 'A'........................       144
   (a)11,300   Swedish Match AB.................................        40
       3,200   Trelleborg AB, 'B'...............................        42
       9,400   Volvo AB, 'B'....................................       208
                                                                  --------
                                                                     3,263
                                                                  --------
  UNITED KINGDOM (5.5%)
      11,800   Abbey National plc...............................       155
       6,200   Arjo Wiggins Appleton plc........................        19
       4,600   Associated British Foods plc.....................        38
      14,791   Barclays plc.....................................       254
       9,800   Bass plc.........................................       138
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

      27,666   BAT Industries plc...............................  $    229
       6,227   BICC plc.........................................        30
      11,556   Blue Circle Industries plc.......................        70
       5,566   BOC Group plc....................................        83
       9,300   Boots Co. plc....................................        96
       5,800   BPB Industries plc...............................        38
       4,468   British Aerospace plc............................        98
      10,028   British Airways plc..............................       104
      37,700   British Gas plc..................................       145
      48,464   British Petroleum Co. plc........................       582
      14,200   British Sky Broadcasting Group plc...............       127
      17,600   British Steel plc................................        48
      50,400   British Telecommunications plc...................       341
      36,206   BTR plc..........................................       176
       2,656   Burmah Castrol plc...............................        50
      21,702   Cable & Wireless plc.............................       180
       9,735   Cadbury Schweppes plc............................        82
       7,200   Caradon plc......................................        29
       7,871   Coats Viyella plc................................        18
       5,756   Commercial Union plc.............................        67
       4,200   Courtaulds plc...................................        28
       1,272   De La Rue plc....................................        12
       4,292   EMI Group (Thorn EMI)............................       101
      24,900   General Electric plc.............................       163
       4,967   GKN plc..........................................        85
      27,900   Glaxo Wellcome plc...............................       453
       6,326   Granada Group plc................................        93
      18,459   Grand Metropolitan plc...........................       145
      10,400   Great Universal Stores plc.......................       109
       7,369   Guardian Royal Exchange plc......................        35
      19,100   Guinness plc.....................................       150
      44,747   Hanson plc.......................................        62
      11,200   Harrisons & Crosfield plc........................        26
      19,370   HSBC Holdings plc................................       422
       7,400   Imperial Chemical Industries plc.................        98
      10,413   Ladbroke Group plc...............................        41
       6,900   Land Securities plc..............................        88
       7,100   Lasmo plc........................................        29
   (a)10,800   Legal & General Group plc........................        69
      47,200   Lloyds TSB Group plc.............................       348
       7,240   Lonrho plc.......................................        16
      29,900   Marks & Spencer plc..............................       251
       5,300   MEPC plc.........................................        39
      12,400   National Power plc...............................       104
       6,800   Peninsular & Oriental Steam Navigation Co........        69
      13,182   Pilkington plc...................................        35
      17,309   Prudential Corp. plc.............................       146
    (a)7,400   Rank Organisation plc............................        56
       5,251   Redland plc......................................        33
       6,200   Reed International plc...........................       117
      14,700   Reuters Holdings plc.............................       189
       4,900   Rexam plc........................................        30
       3,000   RMC Group plc....................................        51
      12,312   Royal & Sun Alliance Insurance Group plc.........        94
       4,638   Royal Bank of Scotland plc.......................        45
      10,300   RTZ Corp. plc (Registered).......................       165
       7,479   Safeway..........................................        52
      13,447   Sainsbury (J) plc................................        89

                                                               -----------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

UNITED KINGDOM (CONT.)

       1,900   Schroders plc....................................  $     49
       8,293   Scottish Power plc...............................        50
      17,100   Sears plc........................................        28
       4,900   Sedwick Group plc................................        11
       3,900   Slough Estates plc...............................        19
      21,269   Smithkline Beecham plc...........................       294
       2,500   Southern Electric plc............................        34
      12,785   Tarmac plc.......................................        21
       6,554   Taylor Woodrow plc...............................        17
      16,642   Tesco plc........................................       101
       6,444   Thames Water plc.................................        68
       4,500   Thorn plc........................................        19
       4,566   TI Group plc.....................................        46
       5,900   Unilever plc.....................................       143
       5,975   United Utilities.................................        64
      28,030   Vodafone Group plc...............................       118
       7,800   Zeneca Group plc.................................       220
                                                                  --------
                                                                     8,637
                                                                  --------
  UNITED STATES (32.1%)
      12,800   Abbott Laboratories..............................       650
    (a)1,033   ACNielsen Corp...................................        16
    (a)9,100   Airtouch Communications, Inc.....................       230
       4,100   Aluminum Co. of America..........................       261
       8,400   American Express Co..............................       475
       5,700   American Home Products Corp......................       334
       7,700   American International Group, Inc................       834
      20,600   American Telephone & Telegraph Co................       896
       6,500   Amoco Corp.......................................       523
    (a)4,100   AMR Corp.........................................       361
    (a)2,500   Applied Material, Inc............................        90
       2,600   Atlantic Richfield Co............................       344
       4,100   Automatic Data Processing, Inc...................       176
       8,210   Banc One Corp....................................       353
       8,200   BankAmerica Corp.................................       818
       1,300   Bankers Trust New York Corp......................       112
       7,500   Bell Atlantic Corp...............................       486
       8,800   BellSouth Corp...................................       355
       8,110   Boeing Co........................................       863
       8,100   Bristol-Myers Squibb Co..........................       881
       6,000   Campbell Soup Co.................................       481
       4,100   Caterpillar, Inc.................................       309
       5,500   Chevron Corp.....................................       357
       6,800   Chrysler Corp....................................       224
       4,100   Chubb Corp.......................................       220
       1,600   CIGNA Corp.......................................       219
    (a)5,600   Cisco Systems, Inc...............................       356
       6,700   Citicorp.........................................       690
      31,000   Coca-Cola Co.....................................     1,631
       3,100   Cognizant Corp...................................       102
      11,100   Columbia HCA/Healthcare Corp.....................       452
       8,200   Consolidated Edison Co. of New York, Inc.........       240
       4,100   Cooper Industries, Inc...........................       173
       4,100   Corning, Inc.....................................       190
       2,900   CSX Corp.........................................       123
       4,100   CVS Corp.........................................       170
       2,000   Deere & Co.......................................        81
       6,000   Dow Chemical Co..................................       470
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

    (a)1,900   DSC Communications Corp..........................  $     34
      12,100   Du Pont (EI) de Nemours Co.......................     1,142
       8,200   Duke Power Co....................................       379
       3,100   Dun & Bradstreet Corp............................        74
       8,200   Eastman Kodak Co.................................       658
       4,200   Edison International.............................        83
       4,700   Electronic Data Systems Corp.....................       203
       4,948   Eli Lilly & Co...................................       361
       5,500   Enron Corp.......................................       237
      18,800   Exxon Corp.......................................     1,842
      14,900   Federal National Mortgage Association............       555
       6,400   First Data Corp..................................       234
       3,800   Fleet Financial Group, Inc.......................       190
    (a)1,180   Footstar, Inc....................................        29
       8,200   FPL Group, Inc...................................       377
       3,100   Gannett Co., Inc.................................       232
      20,600   General Electric Co..............................     2,037
      13,200   General Motors Corp..............................       736
       1,500   General RE Corp..................................       237
       4,100   Goodyear Tire & Rubber Co........................       211
       1,600   H&R Block, Inc...................................        46
      (a)700   Harrah's Entertainment, Inc......................        14
      12,500   Hewlett-Packard Co...............................       628
       7,550   H.J. Heinz Co....................................       270
       8,100   Home Depot, Inc..................................       406
       8,000   Intel Corp.......................................     1,048
       7,800   International Business Machines Corp.............     1,178
       4,100   International Paper Co...........................       166
       4,900   J.C. Penney Co., Inc.............................       239
      17,200   Johnson & Johnson................................       856
    (a)7,500   Kmart Corp.......................................        78
       6,222   Lucent Technologies, Inc.........................       288
      10,200   McDonald's Corp..................................       462
      16,300   Merck & Co., Inc.................................     1,292
   (a)14,800   Microsoft Corp...................................     1,223
       8,200   Minnesota Mining & Manufacturing Co..............       680
       7,100   Mobil Corp.......................................       868
       2,500   Monsanto.........................................        97
       4,100   Morgan (J.P.) & Co., Inc.........................       400
       8,100   Motorola, Inc....................................       497
       8,200   NationsBank Corp.................................       802
       3,200   Norfolk Southern Corp............................       280
       8,800   Norwest Corp.....................................       383
    (a)5,000   Novell, Inc......................................        47
       1,700   Nucor Corp.......................................        87
   (a)10,800   Oracle System Corp...............................       451
      12,000   Pacific Gas & Electric Co........................       252
       6,900   Pacific Telesis Group............................       254
      22,400   PepsiCo, Inc.....................................       655
       8,300   Pfizer, Inc......................................       688
      10,800   Philip Morris Cos., Inc..........................     1,216
       2,500   PPG Industries, Inc..............................       140
      10,400   Procter & Gamble Co..............................     1,118
       8,100   Public Service Enterprise Group, Inc.............       221
    (a)5,000   Rockwell International Corp......................       304
       2,600   Salomon, Inc.....................................       123
       9,300   SBC Communications, Inc..........................       481
       6,500   Schering-Plough Corp.............................       421
       8,200   Sears, Roebuck & Co..............................       378

----------12
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

UNITED STATES (CONT.)

      12,300   Southern Co......................................  $    278
       7,400   Sprint Corp......................................       295
       4,100   Suntrust Banks, Inc..............................       202
    (a)1,270   TCI Satellite Entertainment, Inc., 'A'...........        13
   (a)12,700   Tele-Communications, Inc., 'A'...................       166
       3,700   Texas Instruments, Inc...........................       236
       8,200   Texas Utilities Co...............................       334
       3,074   The Limited, Inc.................................        56
       8,200   Time Warner, Inc.................................       308
    (a)4,900   Toys "R" Us, Inc.................................       147
       8,533   Travelers, Inc...................................       387
       3,900   Union Pacific Corp...............................       234
       3,303   Union Pacific Resources Group, Inc...............        97
    (a)4,600   Viacom, Inc. 'B'.................................       160
      28,800   Wal-Mart Stores, Inc.............................       659
       8,809   Walt Disney Co...................................       613
       2,400   Warner-Lambert Co................................       180
       1,200   Wells Fargo & Co.................................       324
      10,900   Westinghouse Electric Corp.......................       217
       8,200   Weyerhaeuser Co..................................       388
       7,400   WMX Technologies, Inc............................       241
       4,900   XEROX Corp.......................................       258
                                                                  --------
                                                                    50,227
                                                                  --------
TOTAL COMMON STOCKS (COST $118,998).............................   134,670
                                                                  --------
PREFERRED STOCKS (0.8%)
  AUSTRALIA (0.1%)
      24,000   News Corp., Ltd..................................       107
                                                                  --------
  BRAZIL (NON-VOTING STOCKS) (0.6%)
      10,000   Aracruz Cellelose................................        16
   7,773,000   Banco Bradesco...................................        56
     598,000   Banco do Brasil..................................         5
     331,000   Banespa..........................................         2
      80,000   Brahma...........................................        44
     363,000   Brasileira de Petroleo...........................         5
   1,293,000   Cemig............................................        44
      27,000   Cesp.............................................         1
     405,000   Cevel Alimentos S.A..............................         4
     520,000   CST PNB..........................................         8
     150,000   Eletrobras 'B'...................................        56
      85,000   Itaubanco........................................        37
      37,000   Itausa...........................................        28
      10,000   Klabin...........................................         9
     799,000   Petrobras........................................       127
       8,000   Sadia-Concordia S.A..............................         6
   3,311,000   Telebras PN......................................       255
     416,000   Telesp...........................................        90
  19,733,000   Usiminas.........................................        20
       2,448   Vale do Rio Doce.................................        47
                                                                  --------
                                                                       860
                                                                  --------
  GERMANY (0.1%)
       3,400   RWE AG...........................................       114
         626   SAP AG...........................................        86
                                                                  --------
                                                                       200
                                                                  --------
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  ITALY (0.0%)
      18,500   Fiat S.p.A.......................................  $     30
                                                                  --------
  UNITED STATES (0.0%)
         141   Aetna Life & Casualty 'C'........................        11
                                                                  --------
TOTAL PREFERRED STOCKS (COST $1,024)............................     1,208
                                                                  --------
INVESTMENT COMPANIES (4.6%)
  UNITED STATES
   (g)95,900   Latin American Discovery Fund, Inc. (The)........     1,199
   (g)70,000   Morgan Stanley Africa Investment Fund, Inc.......       954
  (g)224,333   Morgan Stanley Asia-Pacific Fund, Inc............     2,187
(a,g)100,000   Morgan Stanley India Investment Fund, Inc........       950
      20,800   The Korea Fund, Inc..............................       312
   (g)97,053   The Thai Fund, Inc...............................     1,601
                                                                  --------
TOTAL INVESTMENT COMPANIES (COST $8,833)........................     7,203
                                                                  --------

      NO. OF
      RIGHTS
------------

RIGHTS (0.0%)
  BRAZIL (0.0%)
    (a)1,412   Cia Paulista De Forca e Luz, expiring 1/13/99
                 (COST $0)......................................        --
                                                                  --------

      NO. OF
    WARRANTS
------------

WARRANTS (0.0%)
  BRAZIL (0.0%)
  (a)119,600   Banco do Brasil, Series A, expiring 6/30/01......        --
  (a)179,400   Banco do Brasil, Series B, expiring 6/30/06......        --
  (a)299,000   Banco do Brasil, Series C, expiring 6/30/11......         1
                                                                  --------
                                                                         1
                                                                  --------
  FRANCE (0.0%)
      (a)320   Casino Guichard, expiring 12/31/99...............         4
        (a)5   Sodexho S.A., expiring 6/7/04....................         1
                                                                  --------
                                                                         5
                                                                  --------
  HONG KONG (0.0%)
    (a)2,000   Applied International Holdings Ltd., expiring
                 12/30/99.......................................        --
    (a)8,540   Hong Kong & China Gas Co., expiring 9/30/97......         5
    (a)4,000   Hong Kong Shanghai Hotels, expiring 10/12/98.....         1
    (a)1,400   Hysan Development Co., expiring 4/30/98..........         1
    (a)5,300   Oriental Press Group, expiring 10/2/98...........        --
    (a)1,230   Peregine Investment Holdings Ltd., expiring
                 5/15/98........................................        --
                                                                  --------
                                                                         7
                                                                  --------
  INDONESIA (0.0%)
    (a)5,868   Indah Kiat Pulp & Paper (Foreign), expiring
                 4/13/01........................................         2
                                                                  --------
  ITALY (0.0%)
    (a,d)578   La Rinascente S.p.A., expiring 12/31/99..........        --
      (a)880   R.A.S. S.p.A., expiring 12/31/97.................         2
      (a)420   R.A.S. S.p.A., (Savings Shares),
                 expiring 12/31/97..............................         1
                                                                  --------
                                                                         3
                                                                  --------

                                                               -----------------
                                                                    13
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1996
                                  (UNAUDITED)

      NO. OF                                                         VALUE
    WARRANTS                                                         (000)
--------------------------------------------------------------------------
  SINGAPORE (0.0%)
    (a)6,750   Straits Steamship, expiring 12/12/00.............  $      7
                                                                  --------
  SWITZERLAND (0.0%)
       (a)45   Roche Holdings, expiring 5/5/98..................         1
                                                                  --------
TOTAL WARRANTS (COST $5)........................................        26
                                                                  --------

      NO. OF
       UNITS
------------

UNITS (0.0%)
  AUSTRALIA (0.0%)
      25,986   Westfield Trust (COST $46).......................        49
                                                                  --------

        FACE
      AMOUNT
       (000)
------------

CONVERTIBLE DEBENTURES (0.0%)
  FRANCE (0.0%)
   FRF    32   Casino Guichard 4.50%, 7/12/01...................        15
          29   Sanofi S.A. 4.00%, 1/1/00........................        32
           1   Sodexho S.A. 6.00%, 6/7/04.......................         5
                                                                  --------
                                                                        52
                                                                  --------
  ITALY (0.0%)
  ITL  2,125   Mediobanca S.p.A. 6.00%, 12/31/02................         1
                                                                  --------
TOTAL CONVERTIBLE DEBENTURES (COST $38).........................        53
                                                                  --------
TOTAL FOREIGN & U.S. SECURITIES (91.5%) (COST $128,944).........   143,209
                                                                  --------

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------

SHORT-TERM INVESTMENT (8.1%)
 REPURCHASE AGREEMENT (8.1%)
  UNITED STATES
$     12,746   Chase Securities, Inc., 5.95%, dated 12/31/96,
                 due 1/2/97, to be repurchased at $12,752,
                 collateralized by $12,180 U.S. Treasury Bonds,
                 7.25%, due 5/16/15, valued at $12,746 (COST
                 $12,746).......................................  $ 12,746
                                                                  --------
TOTAL INVESTMENT IN SECURITIES (99.6%) (COST $141,690)..........   155,955
                                                                  --------
FOREIGN CURRENCY (0.1%)
   ATS    13   Austrian Schilling...............................         1
   BEF     3   Belgian Franc....................................        --
   BRL    25   Brazilian Real...................................        24
   GBP    13   British Pound....................................        23
   CAD     4   Canadian Dollar..................................         3
   FRF    10   French Franc.....................................         2
  ITL  4,963   Italian Lira.....................................         3
    KRW   11   Korean Won.......................................        --
   NLG    22   Netherlands Guilder..............................        13
  ESP  2,858   Spanish Peseta...................................        22
   CHF     1   Swiss Franc......................................         1
                                                                  --------
TOTAL FOREIGN CURRENCY (COST $92)...............................        92
                                                                  --------
TOTAL INVESTMENTS (99.7%) (COST $141,782).......................   156,047
OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)....................       533
                                                                  --------
NET ASSETS (100%)...............................................  $156,580
                                                                  --------
                                                                  --------

---------------

(a)   --  Non-income producing.
(d)   --  Security valued at fair value - See note A-1 to financial statements.
(g)   --  The Fund is advised by an affiliate.
NCS   --  Non Convertible Shares.
RFD   --  Ranked for Dividends.

--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of forward foreign currency exchange contracts open at December 31, 1996, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                            IN EXCHANGE
TO DELIVER     VALUE    SETTLEMENT       FOR        VALUE     NET UNREALIZED
   (000)       (000)       DATE         (000)       (000)    GAIN (LOSS) (000)
-----------  ---------  -----------  -----------  ---------  -----------------
DEM 9,269    $   6,034     1/24/97    $   6,081   $   6,081      $      47
$      974         974     1/24/97    DEM 1,512         984             10
JPY 621,723      5,391     1/30/97    $   5,525       5,525            134
NLG  3,454       2,005     2/10/97    $   2,054       2,054             49
FRF 22,357       4,324     2/24/97    $   4,400       4,400             76
JPY 309,535      2,693     2/24/97    $   2,759       2,759             66
JPY 554,139      4,837     3/17/97    $   4,942       4,942            105
             ---------                            ---------          -----
             $  26,258                            $  26,745      $     487
             ---------                            ---------          -----
             ---------                            ---------          -----

---------------

DEM   --  Deutsche Mark
FRF   --  French Franc
JPY   --  Japanese Yen
NLG   --  Netherlands Guilder

----------14
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1996
                                  (UNAUDITED)

        SUMMARY OF FOREIGN & U.S. SECURITIES BY INDUSTRY CLASSIFICATION

                                                                                     VALUE     PERCENT OF
INDUSTRY                                                                             (000)     NET ASSETS
---------------------------------------------------------------------------------  ---------  -------------
Consumer Goods...................................................................  $  31,126         19.9%
Finance..........................................................................     30,254         19.3
Services.........................................................................     25,089         16.0
Capital Equipment................................................................     20,669         13.2
Energy...........................................................................     17,856         11.4
Materials........................................................................     12,862          8.2
Multi-Industry...................................................................      4,767          3.1
Mining...........................................................................        586          0.4
                                                                                   ---------          ---
                                                                                   $ 143,209         91.5%
                                                                                   ---------          ---
                                                                                   ---------          ---

                                                               -----------------
                                                                    15
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1996)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australian Dollar          1.3%
British Pound             11.3%
Canadian Dollar            7.2%
Danish Krone               3.6%
Deutsche Mark             16.3%
French Franc               3.1%
Irish Punt                 1.6%
Italian Lira               5.7%
Japanese Yen               8.0%
Spanish Peseta             2.7%
Swedish Krona              6.0%
United States Dollar      23.4%
Other                      9.8%

                                                 TOTAL RETURNS**
                          -------------------------------------------------------------
                                                                       AVERAGE ANNUAL
                                 YTD                ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
---------------------------------------------------------------------------------------
Class A Shares             0.90%      5.94%      0.42%      5.42%      6.43%      7.74%
---------------------------------------------------------------------------------------
Class B+ Shares            0.46%      5.46%     -0.36%      4.64%      3.80%      6.56%
---------------------------------------------------------------------------------------
Class C Shares             4.47%      5.47%      3.64%      4.64%      6.87%      6.87%
---------------------------------------------------------------------------------------
J.P. Morgan Traded
Global Bond Index:
  Class A & C Shares       N/A        5.62%      N/A        4.40%      N/A        9.11%
  Class B Shares           N/A        5.62%      N/A        4.40%      N/A        5.08%
---------------------------------------------------------------------------------------

 * The returns above with sales charge are calculated using the 4.75% sales charge for Class A shares, the 5% contingent deferred sales charge for Class B shares, and the 1% contingent deferred sales charge for Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.
The J.P. Morgan Traded Global Bond Index is an unmanaged index of government bond issues that includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States excluding withholding tax.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS

                                                       PERCENT OF
SECURITY                              CURRENCY         NET ASSETS
-------------------------------  -------------------  -------------
Federal National Mortgage           United States           15.4%
 Association                           Dollar
United Kingdom Government Bond      British Pound            7.7%
Government of Canada               Canadian Dollar           7.2%
Government of Sweden                Swedish Krona            6.0%
Buoni Poliennali Del Tes            Italian Lira             5.7%

TOP FIVE CURRENCY DENOMINATIONS
                         VALUE     PERCENT OF
CURRENCY                 (000)     NET ASSETS
---------------------  ---------  ------------
United States Dollar   $   2,441        23.4%
Deutsche Mark              1,706        16.3%
British Pound              1,185        11.3%
Japanese Yen                 837         8.0%
Canadian Dollar              755         7.2%

The Global Fixed Income Fund seeks to produce an attractive real rate of return while preserving capital by investing in fixed income securities of U.S. and foreign issuers denominated in U.S. dollars and in other currencies.

For the six-month period ended December 31, 1996, the Fund had a total return exclusive of sales charge of 5.94% for the Class A shares, 5.46% for the Class B shares and 5.47% for the Class C shares, and a total return with sales charge of 0.90% for the Class A shares, 0.46% for the Class B shares and 4.47% for the Class C shares, as compared to a total return of 5.62% for the JP Morgan Traded Global Bond Index (the "Index"). For the one year period ended December 31, 1996, the Fund had a total return exclusive of sales charge of 5.42% for the Class A shares, 4.64% for the Class B shares and 4.64% for the Class C shares and a total return with sales charge of 0.42% for the Class A shares, -0.36% for the Class B shares and 3.64% for the Class C shares compared with 4.40% for the Index for the same period. For the period since inception on January 4, 1993 through December 31, 1996, the average annual total return of the Fund exclusive of sales charge was 7.74% for the Class A shares and 6.87% for the Class C shares, and 6.43% for the Class A shares with sales charge, as compared to 9.11% for the Index. For the period from inception of the offering of Class B shares on August 1, 1995 through December 31, 1996, the average annual total return for the Class B shares exclusive of sales charge was 6.56% and 3.80% with sales charge as compared to 5.08% for the Index.

Global bond markets turned in mixed performances in calendar 1996. Early in the year returns were quite poor across the globe as U.S. 10-year yields rose over 100 basis points on the back of much stronger than expected economic activity. The second half of the year was a different story with all markets generating good returns as fears of a U.S. Federal Reserve tightening receded. The benchmark U.S. market provided a solid backdrop for the rest of the world as 10-year yields fell 40 basis points, partially retracing their first half rise. Most of the world was not immune to the U.S. market's volatility and only the high-yielding European bond markets -- Italy, Spain, Sweden -- were able to produce consistently high returns throughout the year. Measured in local currency terms, 1996 returns ranged from 3% in the U.S. to 24% in Italy. In U.S. dollar terms the dispersion was even greater as Japan returned -6% while Italy returned almost 30%. Country and currency selection were richly rewarded.
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

----------16

                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

". . . INTO 1997, WE REGARD GLOBAL FIXED INCOME MARKETS AS OFFERING REASONABLE BUT NOT GREAT VALUE."

There were three truly dominant themes in 1996: a stronger U.S. dollar, superior European bond performance and a dramatic convergence of intra-European bond yield spreads as optimism regarding the possibility and breadth of the European Monetary Union ("EMU") grew. The strength of the dollar detracted over 3% from returns as the JP Morgan Global Government Bond Index returned 7.6% in local currency terms but only 4.4% in U.S. dollar terms. Despite the strength of the dollar, only the Japanese and German bond markets had negative returns in U.S. dollar terms. The difference between unhedged and hedged returns was even more dramatic as the currency hedged JP Morgan Traded Global Bond Index returned 8.6%, a whopping 4.2% more than unhedged returns.

The rise in the U.S. dollar over the course of 1996 was steady and undramatic. Indeed, one of the characteristics of much of 1996 was the low level of foreign exchange market volatility with much of the volatility occurring in the cross exchange rates, e.g., Italian lira/Deutschemark, British pound/ Deutschemark. Faster economic growth in the U.S. and low and falling interest rates abroad contributed to the dollar's strength. In terms of numbers, the U.S. dollar moved from 1.43 Deutschemarks to 1.54 (7.7%) and from 103 Japanese yen to 116 (12.6%) during 1996. The U.S. dollar did weaken versus the Australian dollar (6.8%), Irish punt (5.6%), Italian lira (4.3%), and British pound (10.2%), significantly contributing to returns from those countries. The rise of the British pound was notable as it had been very stable until the fourth quarter of 1996 when it suddenly appreciated over 9% against both the U.S. dollar and Deutschemark as U.K economic activity surged.

European bonds far outperformed their U.S. and Japanese counterparts over the course of 1996. The European component of the Index returned 12% while the U.S. and Japanese markets returned 3% and 6% respectively, in local currency terms. This outperformance was driven by falling inflation expectations (Italian, Spanish and Swedish inflation are at decades lows), central bank easing, fiscal tightening, and most importantly, positive expectations about EMU.

EMU optimism grew steadily over the course of 1996, but it was not until late in the third quarter that it became apparent that the Spanish and Italian governments were moving aggressively to meet the monetary union convergence criteria. This triggered a major re-rating of these markets and Italian bond yields subsequently fell 200 basis points, narrowing in yield spread to Germany by 140 basis points. While Sweden has not stated a desire to participate in monetary union in 1999, excellent macroeconomic fundamentals allowed its bond market to generally keep pace with the southern European countries. Italian, Spanish and Swedish bond markets returned 24%, 22% and 18%, respectively, in local currency terms for calendar 1996.

The Fund benefited from many of these themes. On the currency front, a substantial portion of European and Japanese bond holdings were hedged while an above Index weighting was maintained in the U.S. dollar, British and Irish currencies for much of the time that they were appreciating. On the bond side, above Index weightings were maintained in European bonds with the majority of the overweight concentrated in the higher-yielding Italian, Spanish and Swedish markets. During the period, we rotated among these countries to take advantage of the best relative values, but overall the Fund kept an above Index exposure to these markets at all times. The Fund also benefited from a below Index weighting of the U.S. and Japanese markets (to the advantage of European bond holdings). The duration of the Fund has been kept fairly close to the Index much of the period as country selection rather than duration management was viewed as the more important decision.

Our overall global fixed income strategy remained broadly unchanged over the course of the period as the themes that were dominant continued to dominate later in the period. During the fourth quarter of calendar 1996 we did reduce our Irish and Japanese bond holdings to fund modest increases in Canadian and U.K. bonds. Holdings of Irish pounds were also reduced in response to the outperformance of the U.K. and Irish currencies. Similarly, exposure to dollar bloc currencies was cut back approximately 4% and European currency holdings were increased commensurately as the dollar rose. The Fund, however, still remains slightly overweight in the dollar bloc currencies. The duration of the Fund at December 31, 1996 was slightly shorter than its benchmark, primarily

                                                                   -------------
                                                                    17

                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

due to the underweighting of the Japanese bond market. However, the overall interest-rate sensitivity -- after adjusting for the yield curve, country and currency exposure -- remained about 10% longer than the Index.

Going forward into 1997, we regard global fixed income markets as offering reasonable but not great value. Although real interest rates (the key driver to our relative value driven approach) are below their averages of the 1980s and 1990s, they are still above 3% and inflation continues to be well contained. Importantly, governments are focused on reducing budget deficits. This process should help reduce required real interest rates and, while we expect European and Japanese economies to strengthen over the course of 1997, should allow their governments to continue following the tight fiscal, easy monetary policy for a while longer. In addition, EMU should put additional pressure on European governments to reduce bloated public sectors especially with agreement on the stability pact. Thus, we see no reason to change our current strategy of overweighting the high real interest rate markets -- British, Swedish and German bond markets -- and underweighting the Japanese and U.S. bond markets where real interest rates are relatively low.

On the foreign exchange front, the U.S. dollar remains well supported by above average growth (by global standards), quiescent inflation and the Fed's asymmetric policy stance. However, the Japanese yen has depreciated over 40% from its 1995 lows and no longer looks overvalued. While current economic and financial problems will continue to plague Japan, a repeat of 1996 is unlikely. Therefore, absent the likelihood of dramatic currency moves, we expect to keep the Fund's current long dollar bloc currency position modest.

J. David Germany
PORTFOLIO MANAGER

Michael B. Kushma
PORTFOLIO MANAGER

Paul F. O'Brien
PORTFOLIO MANAGER

Robert M. Smith
PORTFOLIO MANAGER

January 1997

----------18

                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

       FACE
     AMOUNT                                                        VALUE
      (000)                                                        (000)
------------------------------------------------------------------------

FIXED INCOME SECURITIES (90.2%)
  AUSTRALIAN DOLLAR (1.3%)
    GOVERNMENT BOND
 AUD    150   Government of Australia 9.50%, 8/15/03...........  $   133
                                                                 -------
  BRITISH POUND (11.3%)
    CORPORATE BOND
 GBP    200   Guaranteed Export Financial Corp. 10.625%,
                9/15/01........................................      382
                                                                 -------
  GOVERNMENT BONDS
        100   United Kingdom 10.00%, 9/8/03....................      194
        350   United Kingdom 7.75%, 9/8/06.....................      609
                                                                 -------
                                                                     803
                                                                 -------
  TOTAL BRITISH POUND..........................................    1,185
                                                                 -------
  CANADIAN DOLLAR (7.2%)
    GOVERNMENT BONDS
 CAD    300   Government of Canada 7.50%, 3/1/01...............      236
        500   Government of Canada 7.50%, 12/1/03..............      395
        130   Government of Canada 9.75%, 6/1/21...............      124
                                                                 -------
  TOTAL CANADIAN DOLLAR........................................      755
                                                                 -------
  DANISH KRONE (3.6%)
    GOVERNMENT BOND
 DKK  2,000   Kingdom of Denmark 8.00%, 3/15/06................      374
                                                                 -------
  DEUTSCHE MARK (16.3%)
    CORPORATE BOND
  DEM   650   Landeskreditbank Baden-Wuerttemberg Financial
                6.63%, 8/20/03.................................      448
                                                                 -------
    GOVERNMENT BONDS
        150   Deutschland Republic 6.25%, 1/4/24...............       93
        800   German Unity Fund 8.00%, 1/21/02.................      592
        350   Treuhandanstalt 6.875%, 6/11/03..................      246
        450   Treuhandanstalt 7.50%, 9/9/04....................      327
                                                                 -------
                                                                   1,258
                                                                 -------
  TOTAL DEUTSCHE MARK..........................................    1,706
                                                                 -------
  FRENCH FRANC (3.1%)
    GOVERNMENT BOND
FRF   1,500   French Treasury Bill 7.75%, 4/12/00..............      322
                                                                 -------
  IRISH PUNT (1.6%)
    GOVERNMENT BOND
IEP     100   Government of Ireland 6.25%, 4/1/99..............      170
                                                                 -------
  ITALIAN LIRA (5.7%)
    GOVERNMENT BONDS
ITL 580,000   Buoni Poliennali Del Tes 10.50%, 7/15/00.........      428
     230,000  Buoni Poliennali Del Tes 9.50%, 2/1/06...........      173
                                                                 -------
  TOTAL ITALIAN LIRA...........................................      601
                                                                 -------

       FACE
     AMOUNT                                                        VALUE
      (000)                                                        (000)
------------------------------------------------------------------------

  JAPANESE YEN (8.0%)
    EUROBONDS
JPY  15,000   European Investment Bank 6.63%, 3/15/00..........  $   152
      27,000  Japan Development Bank 6.50%, 9/20/01............      283
      40,000  World Bank 4.75%, 12/20/04.......................      402
                                                                 -------
  TOTAL JAPANESE YEN...........................................      837
                                                                 -------
  SPANISH PESETA (2.7%)
    GOVERNMENT BOND
ESP  30,000   Government of Spain 10.50%, 10/30/03.............      281
                                                                 -------
  SWEDISH KRONA (6.0%)
    GOVERNMENT BONDS
SEK   2,200   Government of Sweden 13.00%, 6/15/01.............      416
       1,500  Government of Sweden 6.00%, 2/9/05...............      213
                                                                 -------
  TOTAL SWEDISH KRONA..........................................      629
                                                                 -------
  UNITED STATES DOLLAR (23.4%)
    U.S. GOVERNMENT AND AGENCY OBLIGATIONS (23.4%)
      FEDERAL NATIONAL MORTGAGE ASSOCIATION
$     1,683   Pool # 336411 6.50%, 2/1/26......................    1,606
                                                                 -------
    U.S. TREASURY BONDS
        225   8.13%, 8/15/19...................................      260
         90   7.63%, 2/15/25...................................      100
                                                                 -------
                                                                     360
                                                                 -------
    U.S. TREASURY NOTES
        375   5.13%, 11/30/98..................................      370
        100   7.25%, 5/15/04...................................      105
                                                                 -------
                                                                     475
                                                                 -------
  TOTAL UNITED STATES DOLLAR...................................    2,441
                                                                 -------
TOTAL FIXED INCOME SECURITIES (COST $9,280)....................    9,434
                                                                 -------
SHORT-TERM INVESTMENT (6.3%)
  REPURCHASE AGREEMENT
    UNITED STATES DOLLAR
        659   Chase Securities, Inc., 5.95%, dated 12/31/96,
                due 1/2/97, to be repurchased at $659,
                collateralized by $630 U.S. Treasury Bonds,
                7.25%, due 5/15/16, valued at $659 (COST
                $659)..........................................      659
                                                                 -------
FOREIGN CURRENCY (1.6%)
 DKK    105   Danish Krone.....................................       18
JPY     950   Japanese Yen.....................................        8
ESP  17,920   Spanish Peseta...................................      138
                                                                 -------
TOTAL FOREIGN CURRENCY (COST $163).............................      164
                                                                 -------
TOTAL INVESTMENTS (98.1%) (COST $10,102).......................   10,257
OTHER ASSETS IN EXCESS OF LIABILITIES (1.9%)...................      196
                                                                 -------
NET ASSETS (100%)..............................................  $10,453
                                                                 -------
                                                                 -------

                                                               -----------------
                                                                    19
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1996
                                  (UNAUDITED)

--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of forward foreign currency exchange contracts open at December 31, 1996, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars or foreign currency as indicated below:

  CURRENCY                             IN EXCHANGE
 TO DELIVER     VALUE    SETTLEMENT        FOR         VALUE     NET UNREALIZED
   (000)        (000)       DATE          (000)        (000)    GAIN (LOSS) (000)
------------  ---------  -----------  -------------  ---------  -----------------
$        143  $     143      1/2/97      DEM    222  $     145      $       2
  JPY    950          8      1/6/97   $           8          8             --
   CAD    70         51     1/15/97   $          52         52              1
   CAD   120         88     1/17/97   $          90         90              2
  DEM  2,460      1,601     1/17/97   $       1,586      1,586            (15)
  GBP    200        343     1/17/97   $         325        325            (18)
$        777        777     1/17/97      DEM  1,200        781              4
$         66         66     1/17/97      GBP     40         69              3
  SEK  2,800        411     1/30/97   $         425        425             14
$        425        425     1/30/97      DEM    645        420             (5)
$        488        488     1/30/97    JPY   55,000        477            (11)
   DKK   600        102      2/7/97   $         104        104              2
$         77         77      2/7/97      DKK    450         77             --
  GBP     61        104     2/12/97   $         102        102             (2)
$        100        100     2/12/97      GBP     61        104              4
              ---------                              ---------            ---
              $   4,784                              $   4,765      $     (19)
              ---------                              ---------            ---
              ---------                              ---------            ---

---------------

GBP   --  British Pound
CAD   --  Canadian Dollar
DKK   --  Danish Krone
DEM   --  Deutsche Mark
JPY   --  Japanese Yen
SEK   --  Swedish Krona

----------20
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1996)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

China             0.1%
Hong Kong        35.3%
India             0.2%
Indonesia         5.7%
Korea             4.3%
Malaysia         22.9%
Philippines       4.4%
Singapore        15.3%
Taiwan            3.6%
Thailand          7.7%
Other             0.5%

                                                 TOTAL RETURNS**
                          -------------------------------------------------------------
                                                                       AVERAGE ANNUAL
                                 YTD                ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
---------------------------------------------------------------------------------------
Class A Shares            -7.10%     -2.47%     -1.84%      3.06%      9.39%     10.91%
---------------------------------------------------------------------------------------
Class B+ Shares           -7.68%     -2.82%     -2.71%      2.29%     -3.56%     -0.74%
---------------------------------------------------------------------------------------
Class C Shares            -3.80%     -2.82%      1.30%      2.30%     10.13%     10.13%
---------------------------------------------------------------------------------------
MSCI CFEF
ex-Japan Index:
Class A & C
Shares                      N/A       0.76%       N/A       9.18%       N/A      15.08%
Class B
Shares                      N/A       0.76%       N/A       9.18%       N/A       5.21%

 * The returns above with sales charge are calculated using the 4.75% sales charge for Class A shares, the 5% contingent deferred sales charge for Class B shares, and the 1% contingent deferred sales charge for Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.
The Morgan Stanley Capital International (MSCI) Combined Far East Free (CFEF) ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, Korea, Taiwan and Thailand (assumes dividends are reinvested).
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                       PERCENT OF
SECURITY                                   COUNTRY     NET ASSETS
---------------------------------------  -----------  -------------
Cheung Kong Holdings Ltd.                 Hong Kong          4.7%
Hutchison Whampoa Ltd.                    Hong Kong          4.3%
HSBC Holdings plc                         Hong Kong          3.6%
New World Development Co., Ltd.           Hong Kong          3.5%
Hong Kong Telecommunications Ltd.         Hong Kong          3.5%

TOP FIVE SECTORS
                        VALUE     PERCENT OF
INDUSTRY                (000)     NET ASSETS
--------------------  ---------  ------------
Finance               $ 157,363        37.1%
Services                116,957        27.6%
Multi-Industry           74,474        17.6%
Energy                   26,042         6.1%
Capital Equipment        16,314         3.9%

The investment objective of the Asian Growth Fund is long-term capital appreciation through investment in the stock markets of Asia excluding Japan. The benchmark for investment performance is the Morgan Stanley Capital International (MSCI) Combined Far East Free ex-Japan Index.

For the six-month period ended December 31, 1996, the Fund had a total return exclusive of sales charge of -2.47% for the Class A shares, -2.82% for the Class B shares and -2.82% for the Class C shares, and a total return with sales charge of -7.10% for the Class A shares, -7.68% for the Class B shares and -3.80% for the Class C shares, as compared to a total return of 0.76% for the Morgan Stanley Capital International (MSCI) Combined Far East Free ex-Japan Index (the "Index"). For the one year period ended December 31, 1996, the Fund had a total return exclusive of sales charge of 3.06% for the Class A shares, 2.29% for the Class B shares and 2.30% for the Class C shares and a total return with sales charge of -1.84% for the Class A shares, -2.71% for the Class B shares and 1.30% for the Class C shares compared with 9.18% for the Index for the same period. For the period from inception on June 23, 1993 through December 31, 1996, the average annual total return for the Fund exclusive of sales charge was 10.91% for the Class A shares and 10.13% for the Class C shares and 9.39% for the Class A shares with sales charge, as compared to 15.08% for the Index for the same period. For the period from inception of the offering of Class B shares on August 1, 1995 through December 31, 1996, the average annual total return for the Class B shares exclusive of sales charge was -0.74% and -3.56% with sales charge as compared to 5.21% for the Index.

PERFORMANCE REVIEW
The Fund underperformed the Index in the last half of 1996. This was attributable to a large extent to security selection, principally in Malaysia where stocks such as Genting and Resorts World fell victim to natural disasters and severely trailed the overall market. The Fund also missed a portion of the large move in Taiwan, as we did not participate in the speculative frenzy which seized the financial sector, instead concentrating on the undervalued electronic stocks. Security selection in Thailand also hampered the Fund's performance. The effect on the Fund of asset allocation was essentially neutral.

MARKET REVIEW
Asian markets strengthened the modest gains they displayed in 1995, rising 9.2% in calendar 1996. This increase disguised a huge disparity between the performance of different markets, however. Most of the markets were up strongly, led by Taiwan's 38.9% increase, followed by China (+35.1%) and Hong Kong (+28.9%). Indonesia and Malaysia also posted returns in excess of 20%. This is in sharp contrast to the performance of other markets in the region, as South Korea plummeted -38.4% and Thailand tumbled -38.0%.
THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI COMBINED FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

                                                                   -------------
                                                                    21

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

". . . ASIAN MARKETS IN GENERAL, WE BELIEVE, SHOULD CONTINUE TO APPRECIATE."

Despite a series of political confrontations with China in the first quarter, Taiwan rallied to become the region's best performing market. Lee Teng-Hui emerged as the country's first democratically elected leader, and relations with China softened following the live missile exercises that began 1996. Confidence returned to domestic investors who formed the major component of the rally, especially in financial stocks. Taiwan's inclusion in the MSCI Regional Index also impacted the markets, as foreign investors sought exposure to the market. Investors have remained concerned, however, as the collapse in semiconductor prices has led to pressure on many of the island's top exporters.

Lessened anxiety over relations with China also spurred the Hong Kong market. Investor sentiment over the prospects of a smooth transition improved gradually throughout 1996 and stock prices reacted accordingly. As widely expected, shipping magnate C.H. Tung was appointed Chief Executive of the Special Administrative Region that will encompass Hong Kong after the handover. Economic fundamentals also buoyed the market as the U.S. Federal Reserve resisted raising interest rates, spurring property prices throughout Hong Kong. China stocks also benefited from improved relations. The major impetus behind the MSCI China's 35% move, however, was frantic local buying in the fourth quarter of 1996. The government brought to a close its 3-year austerity program and cut interest rates twice in 1996, injecting a large amount of liquidity into the domestic market. This led to the unusual occurrence of local shares actually trading at a premium to foreign shares.

The South Korean market was the region's worst performer, losing 38.4% of its value over 1996 based on the MSCI Index. The current account deficit increased substantially and is expected to exceed $22 billion in 1996. Exporters suffered severely as the prices for key Korean exports of semiconductors and petrochemicals fell sharply. Though the Korean Won devalued throughout 1996, the comparative weakening of the Yen prevented any consequent gains in Korean product competitiveness. The situation continued to be exacerbated by the zeal with which the chaebols have built up capacity, far in excess of any reasonable expectation of short-term demand. A final blow to the overall market landed at the end of 1996, as many labor union went on strike following changes to national labor laws by the Korean government.

The Thai market also suffered a significant decline during 1996. Worries about the nature and term of the capital inflows mounted throughout the year, leading to a downgrading of Thai debt by Moody's in May. The Thai central bank responded to concerns over the stability of the financial sector by imposing stiff new regulations which severely impacted the short-term profitability of the banks, which then proceeded to lead the market into its decline. The market suffered further setbacks as the government of Chuan Leekpai lost a no-confidence motion in parliament and was replaced by a shaky minority coalition under General Chavalit's New Aspiration Party. A large and persistent current account deficit has also plagued the country, as the government has remained firm to their commitment to maintain the value of the Thai Baht at current levels.

MARKET OUTLOOK

Against the background of an increase in global growth, Asian markets in general, we believe, should continue to appreciate in 1997. In Hong Kong, strong corporate earnings growth and liquidity are likely to provide support for the market despite its recent strength. Stock valuations are no longer cheap, and will likely remain close to the recent historical average. As the handover to China becomes reality, China related stocks and red-chips will remain the focus of the market. Shares of companies listed in China should also come under increasing interest from both foreign and local investors, and volatility will remain high. Both markets will be susceptible to China's foreign relations with the U.S. and Taiwan, and Hong Kong will continue to be vulnerable to changes in U.S. interest rates (the Chinese government has pledged to keep the Hong Kong dollar pegged to the U.S. dollar). Shares in Taiwan should benefit from an improvement in global demand for electronics, as well as improving economic fundamentals and a benign interest rate environment.

Although it is premature in the near term to envision a sustained fundamental turnaround in the Korean economy and stock market, with reduction in facilities investment, de-stocking of inventory levels, and gradual recovery of prices, improvements should impact the market starting in the second half of 1997. A reduction in facilities investment during this period of oversupply should help reduce import growth and in turn shrink the current account deficit, which will reduce the need for

----------22

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

working capital financing and lower market interest rates. However, the uncertain political situation ahead of this year's presidential election and the pace of chaebols to focus on production efficiency will determine the speed of a sustained recovery.

Despite strong upward moves in 1996, the Malaysian market prospective 1997 Price-earnings ratio (18.5 times) is at the low end of the past 5 year historical range. Whereas gains in 1996 were led by small and medium cap firms, large cap companies are expected to generate better earnings growth in 1997. Singapore is likely to trade within a narrow range, though with a definite upward bias led by small cap electronic stocks.

Indonesia's macroeconomic environment should continue to buoy the stock market with healthy economic growth and lower inflation. Earnings growth is predicted to top 20%, yielding a 15 times prospective 1997 Price-earnings ratio. Parliamentary elections in May should not provide any major surprises, and concerns over Suharto's health have lessened, though not dissipated. The Philippines also is expected to retain the high earnings and GDP growth it enjoyed in 1996. However, stock prices here look fairly valued if not expensive, and record property prices have raised concerns over the asset quality of some banks. The market is also vulnerable to increasing uncertainty ahead of the Presidential elections in 1998, where Ramos, the architect of the country's economic success, is required to step down under the current constitution.

The market in Thailand is likely to trend sideways as investors await indications of the future of the economy. The finance sector was forced to swallow stern medicine by the central bank, and it remains to be seen whether they will be able to grow out of their current problems. Record low valuations should provide a floor under the current market level, though institutional selling and lackluster earnings growth will impede large upside moves in the immediate future.

PORTFOLIO STRATEGY

In Hong Kong we will continue to look for companies with China interests, as well as increase our exposure in China itself on a selective basis. Our approach in Taiwan is to remain with the electronic stocks which maintain very low valuations, while avoiding the financial stocks which have been driven to unsustainable Price-earnings ratios. In Korea, while stock valuations are compelling, lack of fundamental improvements should dictate selective bottom-up investing in the first half of 1997. Stronger credit banks and domestic plays, such as telecoms remain attractive.

In Malaysia, the Fund will continue to add to positions which reflect the changing structure of this dynamic economy. We will increase our exposure to automotive stocks in Indonesia, especially Astra which has shaken off the competition from a national car and proceeded to perform strongly. In the Philippines, the Fund will continue to trim its exposure to the hot property sector, while in Singapore it will increase its holdings in stocks in the electronic sector. The incredibly low valuations have made investment in Thailand very compelling, and we will continue to invest in banks with the strongest balance sheets.

Ean Wah Chin
PORTFOLIO MANAGER

Kiat Seng Seah
PORTFOLIO MANAGER

January 1997

                                                               -----------------
                                                                    23
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                        VALUE
         SHARES                                                         (000)
-----------------------------------------------------------------------------

COMMON STOCKS (99.1%)
  CHINA (0.1%)
     (a)259,300   Changchai Co. Ltd. `B'...........................  $    225
        947,000   Yizheng Chemical Fibre Co. `H'...................       230
                                                                     --------
                                                                          455
                                                                     --------
  HONG KONG (35.3%)
     (a)269,000   Asia Satellite Telecommunications Holdings
                    Ltd............................................       624
      2,091,000   CDL Hotels International Ltd.....................     1,196
      2,260,000   Cheung Kong Holdings Ltd.........................    20,089
     (a)684,000   Cheung Kong Infrastructure Holdings..............     1,813
   (a)2,643,000   China Resources Beijing Land.....................     1,674
      2,596,000   China Resources Enterprises Ltd..................     5,840
      1,805,000   Citic Pacific Ltd................................    10,478
        819,000   Cosco Pacific Ltd................................       953
     (a)180,000   Great Eagle Holdings Ltd.........................       742
      (a)25,000   Guangshen Railway Co. Ltd. ADR...................       516
   (a)2,781,000   Guangshen Railway Company Ltd. `H'...............     1,205
        360,300   Hang Seng Bank Ltd...............................     4,379
        353,000   Henderson Land Development Co., Ltd..............     3,560
        213,000   Hong Kong Ferry Holdings.........................       416
        143,000   Hong Kong Land Holdings Ltd......................       398
      9,161,600   Hong Kong Telecommunications Ltd.................    14,747
        714,224   HSBC Holdings plc................................    15,283
      2,326,000   Hutchison Whampoa Ltd............................    18,269
   (a)1,524,500   Kerry Properties Ltd.............................     4,179
      2,188,000   New World Development Co., Ltd...................    14,781
     (a)406,000   Shanghai Industrial Holdings Ltd.................     1,480
        880,100   Sun Hung Kai Properties Ltd......................    10,781
      1,012,300   Swire Pacific Ltd. `A'...........................     9,652
      1,263,000   Wharf Holdings Ltd...............................     6,303
                                                                     --------
                                                                      149,358
                                                                     --------
  INDIA (0.2%)
      (e)24,500   Hindalco Industries Ltd..........................       613
      (a)24,000   State Bank of India GDR..........................       420
                                                                     --------
                                                                        1,033
                                                                     --------
  INDONESIA (5.7%)
        786,000   Astra International (Foreign)....................     2,163
   (d)1,936,016   Bank International Indonesia (Foreign)...........     1,906
 (a,d)1,618,000   Bank Negara Indonesia............................       856
 (a,d)1,010,000   Daya Guna Samudera (Foreign).....................     1,176
     (d)529,000   Gudang Garam (Foreign)...........................     2,284
     (d)769,200   Hanjaya Mandala Sampoerna (Foreign)..............     4,103
   (d)2,676,305   Indah Kiat Pulp & Paper (Foreign)................     1,955
 (a,d)1,184,500   Sorini Corp. (Foreign)...........................       552
   (d)5,253,500   Telekomunikasi (Foreign).........................     9,064
                                                                     --------
                                                                       24,059
                                                                     --------
  KOREA (4.3%)
         58,730   Hanwha Chemical Corp.............................       455
    (a,d)81,120   Housing & Commercial Bank (Foreign)..............     1,235
         37,632   Hyundai Engineering & Construction Co.
                    (Foreign)......................................       873
       (a)2,190   Hyundai Engineering & Construction Co. (Foreign)
                    RFD............................................        51
      (a)41,000   Kookmin Bank GDR.................................       745
         55,220   Korea Electric Power (Foreign)...................     1,608
         62,830   Korea Mobile Telecommunications Corp. ADR........       809

                                                                        VALUE
         SHARES                                                         (000)
-----------------------------------------------------------------------------
       (d)2,559   Korea Mobile Telecommunications Corp.
                    (Foreign)......................................  $  2,555
         22,210   LG Information & Communication...................     1,419
         16,470   LG Information & Communication (New).............     1,168
         69,600   Pohang Iron & Steel Ltd. ADR.....................     1,409
    (a,d)18,848   Samsung Electronics Co. (Foreign)................     1,116
     (a,e)3,534   Samsung Electronics Co. GDR......................       143
    (a,e)18,989   Samsung Electronics Co. GDR (New)................       772
      (d)28,163   Samsung Electronics Co. (New)....................     1,668
     (d)136,257   Shinhan Bank Co., Ltd. (Foreign).................     2,188
                                                                     --------
                                                                       18,214
                                                                     --------
  MALAYSIA (22.9%)
        583,000   Commerce Asset Holdings Bhd......................     4,386
        134,000   Dialog Group Bhd.................................     1,910
        671,000   Edaran Otomobil Nasional Bhd.....................     6,709
      1,812,400   Genting Bhd......................................    12,487
        764,000   Hicom Holdings Bhd...............................     2,193
        914,000   IJM Corp. Bhd....................................     2,153
        850,000   Leader Universal Holdings Bhd....................     1,784
      1,167,500   Malayan Banking Bhd..............................    12,944
      1,513,000   Malaysian International Shipping (Foreign).......     4,493
      2,157,000   Petronas Gas Bhd.................................     8,968
      3,108,000   Renong Bhd.......................................     5,513
      1,617,000   Resorts World Bhd................................     7,363
      3,310,000   Sime Darby Bhd...................................    13,041
      1,175,000   Telekom Malaysia Bhd.............................    10,468
        274,000   United Engineers Bhd.............................     2,474
                                                                     --------
                                                                       96,886
                                                                     --------
  PHILIPPINES (4.4%)
      1,558,037   Ayala Land, Inc. `B'.............................     1,777
  (a)15,431,000   Digital Telecommunications Philippines, Inc......     1,291
   (a)1,975,200   DMCI Holdings, Inc...............................     1,296
     17,741,200   JG Summit Holding `B'............................     4,992
        407,204   Manila Electric `B'..............................     3,329
      6,603,125   Petron Corp......................................     2,235
         29,170   Philippine Long Distance Telephone ADR...........     1,603
      8,693,480   SM Prime Holdings, Inc...........................     2,248
                                                                     --------
                                                                       18,771
                                                                     --------
  SINGAPORE (14.9%)
      2,485,000   Comfort Group Ltd................................     2,202
        696,500   Development Bank of Singapore (Foreign)..........     9,407
        121,600   Fraser & Neave Ltd...............................     1,251
        431,000   Jurong Shipyard Ltd..............................     2,171
      1,182,000   Keppel Corp......................................     9,207
        728,032   Oversea-Chinese Banking Corp. (Foreign)..........     9,053
        546,000   Parkway Holdings Ltd.............................     2,146
        466,000   Sembawang Corp. Ltd..............................     2,464
        378,000   Singapore Airlines Ltd. (Foreign)................     3,431
        249,400   Singapore Press Holdings (Foreign)...............     4,919
      1,321,000   Straits Steamship Land Ltd.......................     4,229
        561,000   Straits Trading Co., Ltd.........................     1,363
        773,000   United Overseas Bank Ltd. (Foreign)..............     8,618
   (a)1,060,000   Want Want Holdings...............................     2,788
                                                                     --------
                                                                       63,249
                                                                     --------
  TAIWAN (3.6%)
        854,600   Cathay Life Insurance Co., Ltd...................     5,438
      6,194,000   China Steel Corp.................................     5,811

-----------------
          24
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                        VALUE
         SHARES                                                         (000)
-----------------------------------------------------------------------------
 TAIWAN (CONT.)
     (a)716,000   Siliconware Precision Industries Co..............  $  1,510
      1,741,220   Yang Ming Marine Transport.......................     2,305
                                                                     --------
                                                                       15,064
                                                                     --------
  THAILAND (7.7%)
     (d)465,000   Advance Information Services Co., Ltd.
                    (Foreign)......................................     4,352
        738,300   Bangkok Bank Co., Ltd. (Foreign).................     7,139
      1,074,144   Finance One Co., Ltd. (Foreign)..................     2,178
     (d)481,300   Shinawatra Computer Co., Ltd. (Foreign)..........     5,818
        774,600   Siam Commercial Bank Co., Ltd. (Foreign).........     5,618
        856,000   Thai Farmer's Bank Public Co. (Foreign)..........     5,340
        198,000   United Communication Industry (Foreign)..........     2,131
                                                                     --------
                                                                       32,576
                                                                     --------
TOTAL COMMON STOCKS (COST $393,180)................................   419,665
                                                                     --------

         NO. OF
       WARRANTS
---------------

WARRANTS (0.4%)
  SINGAPORE (0.4%)
   (a)1,457,000   Straits Steamship, expiring 12/12/00.............     1,572
                                                                     --------
  THAILAND (0.0%)
   (a,d)103,450   Thai Farmers Bank, expiring 9/15/02..............        --
                                                                     --------
TOTAL WARRANTS (COST $1,986).......................................     1,572
                                                                     --------
TOTAL FOREIGN SECURITIES (99.5%) (COST $395,166)...................   421,237
                                                                     --------

           FACE
         AMOUNT                                                         VALUE
          (000)                                                         (000)
-----------------------------------------------------------------------------

FOREIGN CURRENCY (0.4%)
    HKD   3,173   Hong Kong Dollar.................................  $    410
    KRW  37,077   Korean Won.......................................        44
    MYR      70   Malaysian Ringgit................................        28
   PHP    1,037   Philippines Peso.................................        40
    TWD  24,887   Taiwan Dollar....................................       905
                                                                     --------
TOTAL FOREIGN CURRENCY (COST $1,426)...............................     1,427
                                                                     --------
TOTAL INVESTMENTS (99.9%) (COST $396,592)..........................   422,664
OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%).......................       566
                                                                     --------
NET ASSETS (100%)..................................................  $423,230
                                                                     --------
                                                                     --------

---------------

(a)   --  Non-income producing.
(d)   --  Securities (totaling $40,828 or 9.6% of net assets at December 31,
          1996) valued at fair value - see note A-1 to financial statements.
(e)   --  144A Security - certain conditions for public sale may exist.
ADR   --  American Depositary Receipt.
GDR   --  Global Depositary Receipt.
RFD   --  Ranked for Dividend.

--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of forward foreign currency exchange contracts open at December 31, 1996, the Fund is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                                IN EXCHANGE
 TO DELIVER       VALUE     SETTLEMENT        FOR                     NET UNREALIZED
    (000)         (000)        DATE          (000)      VALUE (000)  GAIN (LOSS) (000)
-------------     -----     -----------  -------------     -----     -----------------
  $      97     $      97       1/3/97      MYR    245   $      97       $      --
                    -----                                    -----           -----
                    -----                                    -----           -----

---------------

MYR   --  Malaysian Ringgit

--------------------------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                                     PERCENT
                                                        OF
                                           VALUE       NET
INDUSTRY                                   (000)      ASSETS
----------------------------------------  --------   --------
Finance.................................  $157,363      37.1%
Services................................   116,957      27.6
Multi-Industry..........................    74,474      17.6
Energy..................................    26,042       6.1
Capital Equipment.......................    16,314       3.9
Consumer Goods..........................    15,514       3.7
Materials...............................    14,573       3.5
                                          --------       ---
                                          $421,237      99.5%
                                          --------       ---
                                          --------       ---

                                                               -----------------
                                                                    25
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1996)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Aerospace                           2.5%
Banking                            10.9%
Building                            3.2%
Capital Goods                       4.2%
Chemicals                           4.2%
Consumer--Durables                  5.2%
Consumer--Retail                    3.9%
Consumer--Service and Growth        0.2%
Consumer--Staples                   4.7%
Energy                              6.1%
Entertainment                       2.0%
Financial--Diversified              6.5%
Health Care                         5.7%
Industrial                          1.9%
Insurance                           5.7%
Metals                              3.8%
Paper & Packaging                   2.2%
Restaurants                         0.6%
Services                            9.5%
Technology                          7.1%
Transportation                      2.5%
Utilities                           6.7%
Other                               0.7%

                                                 TOTAL RETURNS**
                          -------------------------------------------------------------
                                                                       AVERAGE ANNUAL
                                 YTD                ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
---------------------------------------------------------------------------------------
Class A Shares             6.47%     11.78%     16.52%     22.33%     11.60%     13.30%
---------------------------------------------------------------------------------------
Class B+ Shares            6.34%     11.34%     16.35%     21.35%     14.39%     17.04%
---------------------------------------------------------------------------------------
Class C Shares            10.25%     11.25%     20.33%     21.33%     12.39%     12.39%
---------------------------------------------------------------------------------------
Russell 2500 Small
Company Index:
Class A & C
Shares                     N/A        7.95%      N/A       19.05%      N/A       14.65%
Class B
Shares                     N/A        7.95%      N/A       19.05%      N/A       18.07%
---------------------------------------------------------------------------------------
S&P 500 Index:
Class A & C
Shares                     N/A       11.70%      N/A       22.97%      N/A       18.38%
Class B
Shares                     N/A       11.70%      N/A       22.97%      N/A       24.33%
---------------------------------------------------------------------------------------

 * The returns above with sales charge are calculated using the 4.75% sales charge for Class A shares, the 5% contingent deferred sales charge for Class B shares, and the 1% contingent deferred sales charge for Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.
The Russell 2500 Small Company
Index and S&P 500 Index are
unmanaged indices of common
stocks. The S&P 500 Index assumes
dividends are reinvested.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                       PERCENT OF
SECURITY                              INDUSTRY         NET ASSETS
-------------------------------  -------------------  -------------
Greenpoint Financial Corp.             Banking               1.8%
Arvin Industries, Inc.           Consumer--Durables          1.7%
Ameron, Inc.                          Building               1.4%
Selective Insurance Group, Inc.       Insurance              1.4%
National Fuel Gas Co.                  Energy                1.4%

TOP FIVE SECTORS
                         VALUE     PERCENT OF
INDUSTRY                 (000)     NET ASSETS
---------------------  ---------  ------------
Banking                $   5,272        10.9%
Services                   4,586         9.5%
Technology                 3,405         7.1%
Utilities                  3,221         6.7%
Financial--Diversified     3,124         6.5%

The American Value Fund invests in domestic small- to medium-sized companies that our research indicates are undervalued, of high quality, and will reward the shareholder through high current dividend income. The Fund's disciplined value approach seeks to outperform the Russell 2500 Small Company Index in the longer term. We believe our emphasis on high quality companies and high yielding securities will help the Fund perform particularly well in difficult markets.

The Fund selects companies that can be purchased at bargain prices. Bargains mostly arise as a result of public overreactions to temporary problems associated with an otherwise healthy company, or because a company is neglected and currently out-of-the limelight of investors' interest. Often, these companies operate as major players in very focused markets and are not widely followed by the investment community.

For the six-month period ended December 31, 1996, the Fund had a total return exclusive of sales charge of 11.78% for the Class A shares, 11.34% for the Class B shares and 11.25% for the Class C shares, and a total return with sales charge of 6.47% for the Class A shares, 6.34% for the Class B shares and 10.25% for the Class C shares, as compared to a total return of 7.95% for the Russell 2500 Small Company Index and 11.70% for the S&P 500 Index. For the one year period ended December 31, 1996, the Fund had a total return exclusive of sales charge of 22.33% for the Class A shares, 21.35% for the Class B shares and 21.33% for the Class C shares and a total return with sales charge of 16.52% for the Class A shares, 16.35% for the Class B shares and 20.33% for the Class C shares as compared with 19.05% for the Russell 2500 Small Company Index and 22.97% for the S&P 500 Index for the same period. For the period since inception on October 18, 1993 through December 31, 1996, the average annual total return of the Fund exclusive of sales charge was 13.30% for the Class A shares and 12.39% for the Class C shares and 11.60% for the Class A shares with sales charge as compared to the average annual total return of 14.65% for the Russell 2500 Small Company Index and 18.38% for the S&P 500 Index for the same period. For the period from inception of the offering of Class B shares on August 1, 1995 through December 31, 1996, the average annual total return for the Class B shares exclusive of sales charge was 17.04% and 14.39% with sales charge as compared to 18.07% for the Russell 2500 Small Company Index and 24.33% for the S&P 500 Index.
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

----------26

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

". . . WE REMAIN COMMITTED TO OUR STRATEGY OF REMAINING FULLY-INVESTED AT ALL TIMES."

The Fund invests in all economic sectors of the market, and our strategy of maintaining a well-diversified portfolio is intended to produce consistent and reliable results over time. Our investment approach combines quantitative and fundamental research, and is based on the premise that the prices of stocks move more frequently, and in greater magnitude, than do the fundamentals of the underlying companies. This discrepancy creates an opportunity for disciplined, value-oriented investors. Our value approach importantly includes quality and growth standards which are carefully designed to help avoid "value-traps", where cheap stocks sometimes remain cheap (or become cheaper) because the company is run by bad managers or is mired in a hopelessly difficult business environment. The end result should be a portfolio with below-market valuation and an overall growth rate as similar as possible to the Russell 2500 benchmark.

Looking forward, we are concerned that the effects of sustained wage and job growth and rising food and energy prices will push inflation higher in 1997. Real GDP growth in excess of 3% in the first half of 1997, will likely cause the Federal Reserve to raise interest rates. While the strength of the dollar will allow for the importation of lower cost goods and historically high interest rates will serve to dampen economic growth, we are concerned that inflationary pressures are building and will continue to carefully monitor the growth of the economy.

In any case, we remain committed to our strategy of remaining fully-invested at all times. In the event of higher inflation we would reduce our holdings of financial service stocks and buy shares of companies in less interest sensitive groups.

INVESTMENT STRATEGY

While our investment process is driven chiefly by bottom-up considerations, we also take into account broad macroeconomic trends that influence the outlook for certain industries. As long as we are not required to pay a premium price in the stock market, we prefer to invest in industries which are beneficiaries of favorable secular economic trends or positive changes in competitive conditions. The two areas we have found most interesting recently are financial services and aerospace manufacturing.

Though we have reduced our overall weight in financial stocks, we are still adding to positions of selected asset management and brokerage stocks. Recent purchases in this sector include Franklin Resources, a mutual fund company, and additional purchases of United Asset Management, a skilled consolidator of investment management companies, and Everen Capital, a well-run regional brokerage concern. Our investment in Everen should benefit from future regulatory changes making it easier for banks to acquire brokerage companies.

We continue to be interested in aerospace manufacturing. After several years of little growth, new plane orders are rebounding strongly. We are focusing on suppliers of parts and services to Boeing. As in many other industries, major aerospace companies, such as Boeing, are reducing the number of suppliers they use and are also relying more heavily on outside suppliers for value-added services such as engineering design and just-in-time delivery of parts and supplies. In addition to the upswing in the aerospace cycle, this concentration of suppliers and extra services should create a boom in new business for well-positioned aerospace supply companies. Our most recent purchase in this sector is Crane Co.

CONCLUSION

The Fund is designed to outperform small cap indices over the long-term, and to do so with lower volatility. In times of strong market advances such as the ebullient bull market of 1996, the Fund should provide good absolute returns but may not participate fully in speculative rallies. In times of difficult market environments, we expect the Fund to perform very well, and for the total long-term result to be measurably better than that of the Russell 2500 Index. Gary G. Schlarbaum
PORTFOLIO MANAGER
William B. Gerlach
PORTFOLIO MANAGER
January 1997

                                                                   -------------

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                 VALUE
   SHARES                                                        (000)
----------------------------------------------------------------------

COMMON STOCKS (99.3%)
  AEROSPACE (2.5%)
   10,800   AAR Corp.........................................  $   327
    8,800   Precision Castparts Corp.........................      437
   10,300   Thiokol Corp.....................................      461
                                                               -------
                                                                 1,225
                                                               -------
  BANKING (10.9%)
   13,600   Astoria Financial Corp...........................      501
   18,250   First Security Corp..............................      616
   18,500   Greenpoint Financial Corp........................      874
   15,100   Onbankcorp., Inc.................................      560
    7,919   Peoples Heritage Financial Group, Inc............      222
   17,000   Susquehanna Bancshares, Inc......................      589
   11,000   T.F. Financial Corp..............................      179
   21,500   Trustmark Corp...................................      548
   14,800   Union Planters Corp..............................      577
   14,000   Washington Mutual, Inc...........................      606
                                                               -------
                                                                 5,272
                                                               -------
  BUILDING (3.2%)
   13,200   Ameron, Inc......................................      681
   32,500   Gilbert Associates, Inc. `A'.....................      447
   30,000   Ryland Group, Inc................................      412
                                                               -------
                                                                 1,540
                                                               -------
  CAPITAL GOODS (4.2%)
   13,600   Binks Manufacturing Corp.........................      546
   32,900   Cascade Corp.....................................      530
   17,900   Starret (L.S.) Co. `A'...........................      508
    7,900   Tecumseh Products `A'............................      453
                                                               -------
                                                                 2,037
                                                               -------
  CHEMICALS (4.2%)
   23,940   Aceto Corp.......................................      334
   26,000   Crompton & Knowles Corp..........................      500
   16,500   Dexter Corp......................................      526
   17,400   Quaker Chemical Corp.............................      285
   12,000   Witco Corp.......................................      366
                                                               -------
                                                                 2,011
                                                               -------
  CONSUMER--DURABLES (5.2%)
   14,100   A.O. Smith Corp..................................      421
   33,400   Arvin Industries, Inc............................      827
   17,420   Knape & Vogt Manufacturing Co....................      287
   26,000   Oneida Ltd.......................................      468
   19,000   Stanhome, Inc....................................      503
                                                               -------
                                                                 2,506
                                                               -------
  CONSUMER--RETAIL (3.9%)
    9,000   American Greetings Corp. `A'.....................      255
   17,800   Guilford Mills, Inc..............................      474
   13,200   Interface, Inc...................................      266
   35,000   Lillian Vernon Corp..............................      429
   10,300   Springs Industries, Inc. `A'.....................      443
                                                               -------
                                                                 1,867
                                                               -------
  CONSUMER--SERVICE & GROWTH (0.2%)
 (a)7,000   Renters Choice, Inc..............................      101
                                                               -------

                                                                 VALUE
   SHARES                                                        (000)
----------------------------------------------------------------------

  CONSUMER--STAPLES (4.7%)
   13,515   Block Drug Co. `A'...............................  $   622
   21,000   Coors (Adolph) `B'...............................      399
   21,300   International Multifoods Corp....................      386
    8,400   La-Z-Boy, Inc....................................      248
   29,400   Nash Finch Co....................................      625
                                                               -------
                                                                 2,280
                                                               -------
  ENERGY (6.1%)
   20,300   Ashland Coal, Inc................................      563
   16,200   National Fuel Gas Co.............................      668
   14,700   Nicor, Inc.......................................      526
   10,000   Parker & Parsley Petroleum Co....................      367
   16,100   Ultramar Diamond Shamrock Corp...................      509
   14,000   Washington Gas Light Co..........................      317
                                                               -------
                                                                 2,950
                                                               -------
  ENTERTAINMENT (2.0%)
   14,400   First Hawaiian, Inc..............................      504
(a)50,000   OMI Corp.........................................      438
                                                               -------
                                                                   942
                                                               -------
  FINANCIAL--DIVERSIFIED (6.5%)
   25,600   Everen Capital Corp..............................      573
    6,900   FINOVA Group, Inc................................      443
   11,600   GATX Corp........................................      563
   27,400   Manufactured Home Communities, Inc. REIT.........      637
   15,000   United Asset Management Co.......................      399
   21,000   Wellsford Residential Property Trust REIT........      509
                                                               -------
                                                                 3,124
                                                               -------
  HEALTH CARE (5.7%)
   17,900   Analogic Corp....................................      600
    9,200   Beckman Instruments, Inc.........................      353
   14,000   Bergen Brunswig Corp. `A'........................      399
   30,000   Bindley Western Industries, Inc..................      581
   21,600   Kinetic Concepts, Inc............................      265
   20,500   United Wisconsin Services, Inc...................      538
                                                               -------
                                                                 2,736
                                                               -------
  INDUSTRIAL (1.9%)
    6,500   Barnes Group, Inc................................      390
   41,100   Kaman Corp. `A'..................................      534
                                                               -------
                                                                   924
                                                               -------
  INSURANCE (5.7%)
   13,600   Argonaut Group, Inc..............................      418
   17,000   Enhance Financial Services Group.................      621
    9,300   Provident Companies, Inc.........................      450
   17,600   Selective Insurance Group, Inc...................      669
   17,250   US Life Corp.....................................      574
                                                               -------
                                                                 2,732
                                                               -------
  METALS (3.8%)
   31,500   Birmingham Steel Corp............................      599
   10,300   Cleveland-Cliffs Iron Co.........................      467
   12,700   Commercial Metals Co.............................      383
(a)21,000   Zale Corp........................................      402
                                                               -------
                                                                 1,851
                                                               -------

----------28
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                 VALUE
   SHARES                                                        (000)
----------------------------------------------------------------------
  PAPER & PACKAGING (2.2%)
   16,500   Ball Corp........................................  $   429
   10,000   P.H. Glatfelter Co...............................      180
   10,900   Potlatch Corp....................................      469
                                                               -------
                                                                 1,078
                                                               -------
  RESTAURANTS (0.6%)
   30,800   Darden Restaurants, Inc..........................      270
                                                               -------
  SERVICES (9.5%)
   18,200   Angelica Corp....................................      348
   23,600   Bowne & Co.......................................      581
   26,200   Cross A.T. Co. `A'...............................      305
   40,300   Jackpot Enterprises, Inc.........................      393
   22,100   New England Business Services, Inc...............      475
   26,800   Ogden Corp.......................................      503
   46,500   Piccadilly Cafeterias, Inc.......................      430
   27,000   Russ Berrie & Co., Inc...........................      486
   17,000   Sbarro, Inc......................................      433
(a)15,000   Tracor, Inc......................................      319
   14,300   True North Communications, Inc...................      313
                                                               -------
                                                                 4,586
                                                               -------
  TECHNOLOGY (7.1%)
   32,000   Core Industries, Inc.............................      528
   13,350   Cubic Corp.......................................      309
   23,000   Dallas Semiconductor Corp........................      529
   27,500   Gerber Scientific, Inc...........................      409
   23,700   MTS Systems Corp.................................      474
   20,400   National Computer Systems, Inc...................      520
   16,000   Park Electrochemical Corp........................      364
    2,400   Penn Engineering & Manufacturing Corp............       49
   23,500   Scitex Corp......................................      223
                                                               -------
                                                                 3,405
                                                               -------
                                                                 VALUE
   SHARES                                                        (000)
----------------------------------------------------------------------

  TRANSPORTATION (2.5%)
   14,000   Airborne Freight Corp............................  $   327
   10,000   Arnold Industries, Inc...........................      159
    4,000   Overseas Shipholding Group, Inc..................       68
   23,600   SkyWest, Inc.....................................      327
   13,000   Watts Industries, Inc., `B'......................      310
                                                               -------
                                                                 1,191
                                                               -------
  UTILITIES (6.7%)
   18,100   Central Hudson Gas & Electric Corp...............      568
   18,000   Commonwealth Energy Systems......................      423
   10,500   Eastern Entreprises..............................      371
   16,300   Oneok, Inc.......................................      489
   13,900   Orange & Rockland Utilities, Inc.................      499
    6,500   SJW Corp.........................................      305
    9,000   Union Texas Petroleum Holdings, Inc..............      201
   19,600   Washington Water Power Co........................      365
                                                               -------
                                                                 3,221
                                                               -------
TOTAL COMMON STOCKS (COST $39,890)...........................   47,849
                                                               -------
TOTAL INVESTMENTS (99.3%) (COST $39,890).....................   47,849
OTHER ASSETS IN EXCESS OF LIABILITIES (0.7%).................      351
                                                               -------
NET ASSETS (100%)............................................  $48,200
                                                               -------
                                                               -------

---------------

(a)   --  Non-income producing.
REIT  --  Real Estate Investment Trust.

                                                               -----------------
                                                                    29
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1996)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Algeria                1.6%
Argentina             11.1%
Brazil                12.5%
Bulgaria               3.6%
Canada                 0.5%
Cayman Islands         1.1%
Colombia               0.5%
Croatia                1.4%
Ecuador                4.0%
Germany                0.3%
Jamaica                2.8%
Kazakhstan             2.1%
Mexico                11.7%
Morocco                0.7%
Panama                 3.8%
Philippines            3.4%
Russia                 5.2%
United Kingdom         0.5%
United States         27.1%
Venezuela              3.4%
Other                  2.7%

                                                 TOTAL RETURNS**
                          -------------------------------------------------------------
                                                                       AVERAGE ANNUAL
                                 YTD                ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
---------------------------------------------------------------------------------------
Class A Shares            10.86%     16.39%     20.22%     26.22%     14.99%     17.08%
---------------------------------------------------------------------------------------
Class B+ Shares           10.91%     15.91%     20.20%     25.20%     21.41%     23.99%
---------------------------------------------------------------------------------------
Class C Shares            14.89%     15.89%     24.29%     25.29%     16.20%     16.20%
---------------------------------------------------------------------------------------
Lehman Aggregate Bond
Index:
  Class A & C Shares       N/A        4.90%      N/A        3.62%      N/A        8.20%
  Class B Shares           N/A        4.90%      N/A        3.62%      N/A        7.22%
---------------------------------------------------------------------------------------

 * The returns above with sales charge are calculated using the 4.75% sales charge for Class A shares, the 5% contingent deferred sales charge for Class B shares, and the 1% contingent deferred sales charge for Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.
The Lehman Aggregate Bond Index is an unmanaged index comprised of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS

                                                       PERCENT OF
SECURITY                              COUNTRY          NET ASSETS
------------------------------  --------------------  -------------
Federative Republic of Brazil          Brazil                6.2%
Ministry of Finance Tranche IV         Russia                5.2%
United Mexican States                  Mexico                5.1%
 Government Bond
Hidroelec Piedra Aquila              Argentina               4.1%
Republic of Argentina                Argentina               4.0%

TOP FIVE SECTORS
                         VALUE     PERCENT OF
INDUSTRY                 (000)     NET ASSETS
---------------------  ---------  ------------
Foreign Government &
 Agency Obligations    $  67,173        46.4%
Telecommunications        10,517         7.3%
Materials                  9,840         6.8%
Broadcast--Radio &
 Television                9,699         6.7%
Services                   8,900         6.1%

The Worldwide High Income Fund seeks to offer investors a high current income consistent with relative stability of principal and potential for capital appreciation. To achieve this objective, the Fund will invest across three broad asset classes, namely U.S. high yield, emerging country debt, and global fixed income.

For the six-month period ended December 31, 1996, the Fund had a total return exclusive of sales charge of 16.39% for the Class A shares, 15.91% for the Class B shares and 15.89% for the Class C shares, and a total return with sales charge of 10.86% for the Class A shares, 10.91% for the Class B shares and 14.89% for the Class C shares, as compared to a total return of 4.90% for the Lehman Aggregate Bond Index. For the one year period ended December 31, 1996, the Fund had a total return exclusive of sales charge of 26.22% for the Class A shares, 25.20% for the Class B shares and 25.29% for the Class C shares and a total return with sales charge of 20.22% for the Class A shares, 20.20% for the Class B shares and 24.29% for the Class C shares compared with 3.62% for the Lehman Aggregate Bond Index for the same period. For the period from inception on April 21, 1994 through December 31, 1996, the Fund had an average annual total return exclusive of sales charge of 17.08% for the Class A shares and 16.20% for the Class C shares, and an average annual total return with sales charge of 14.99% for the Class A shares as compared to an average annual total return of 8.20% for the Lehman Aggregate Bond Index. For the period from inception of the offering of Class B shares on August 1, 1995 through December 31, 1996, the average annual total return for the Class B shares exclusive of sales charge was 23.99% and 21.41% with sales charge as compared to 7.22% for the Lehman Aggregate Bond Index.

1996 was a stellar year for emerging markets debt. The market experienced a dramatic re-pricing of credit risk despite a volatile year for U.S. bonds. The underlying improvement in credit fundamentals finally was recognized by investors. The inflow of liquidity into this market resulted in a credit spread tightening of about 400 basis points on average. The average masks a wide dispersion in performance of various individual countries. Argentina, Mexico and Brazil lagged the market during the first half of the calendar year and made up some relative performance during the second half.
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

----------30

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

"RUSSIA WAS ONE OF OUR SUCCESS STORIES FOR CALENDAR 1996."
The high-yielding, oil exporting countries such as Algeria, Venezuela, Ecuador and Nigeria steadily outperformed for most of the year and the smaller Brady countries like Peru and Panama benefited from lower liquidity as their economic performance improved during 1996.

Greater institutional participation in the market gradually led to a decline in volatility as long-term investors replaced the trading oriented accounts as the dominant players in the market. Volatility in the options markets declined steadily throughout the calendar year to end at roughly 50% of the levels seen at the beginning of the period.

The market also became more efficient in terms of relative pricing of securities both within one country as well as across countries. Arbitrage activity made sure that relative spreads were more closely aligned to levels dictated by bond fundamentals.

As we look into 1997, we expect the market to benefit from some of the positive undercurrents that we have experienced in 1996. Emerging markets debt has finally been accepted as a part of the mainstream global fixed income markets. Equity-type returns earned in the first few years of its development will obviously be a thing of the past. Lower and more stable expected returns will be the norm for the years to come. Lower volatility and low correlations with other major asset classes will provide the fundamental underpinnings of increased allocations to this sector. Continued spread tightening to "fair value" will result in outperformance relative to other fixed income markets in the world.

By our estimates "fair value" on average is another 100 basis points away in terms of credit spreads. The improvement in individual economic environments justifies further tightening in credit spreads. Emerging countries are not vulnerable, to the same extent as in 1994, to a financial shock. We do not currently see the usual warning signs such as overvalued currencies, excessive concentration of funding in the short end of the market, vulnerable banking systems and excessive speculative activity. Potential areas of concern remain those linked to domestic politics, as some countries face important elections during second half of 1997. The political landscape at the beginning of calendar 1997 does not signal any major reverses to the climate of a continued commitment to economic reform. Voter displeasure over the severity of the 1995 recessions and only slight relief from the recovery so far for the beleaguered consumer should not result in any reversal in the nature of orthodox economic policies.

To summarize, we believe the emerging debt markets can look forward to a year of 12-18% total return, an outcome fixed income investors should be extremely comfortable with. Any major corrections, not driven by changes in credit risk perceptions, should be viewed as opportunities to increase commitments to the asset class.

The major risk to the story remains a possible tightening of monetary policy by the Federal Reserve Bank, which could temporarily derail the trend for continued spread tightening. In that environment, we believe there will be few places to hide barring cash. Emerging markets fixed income could end up in the outperforming camp even in a down year. Currently, we do not have sufficient data to be able to offer reasonable estimates of the probability of such an event, but it does not seem likely of being more than 20%.

During 1996, we were successful in terms of picking up the major currents in the markets and employed investment strategies that helped us outperform. We were, for the most part of 1996 overweight the oil rich, high-yielding sector of Venezuela, Algeria, Ecuador and Nigeria as we expected these countries to endeavor to make some progress in stabilization and structural reform as well as benefit from strong revenues from their oil exporting sectors. Exposures to Peru and Panama remained at a steady 3-4% of the Fund as we believed that their improving economic prospects, closure of their Brady restructuring and low floating stock should buoy asset prices. Argentina and Mexico were underweighted during the first half of 1996 as the market remained skeptical about the strength of the economic recoveries and overweighted during the second half as evidence of their strong rebounds surfaced.

Brazil, remains a solid economic story but was buffeted by political headwinds as the reform process lost momentum during 1996. The long-term viability of the Real plan in the absence of fiscal reform

                                                                   -------------
                                                                    31

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

remains in doubt and questions emerged within the investment community of the similarities of Brazil's position with that of Mexico in 1994/1995. An appreciating currency, emerging trade deficits, a loose fiscal and tight monetary policy were not healthy signs. In our opinion, the political process is key to long-term sustainable growth and progress on reducing the fiscal deficit is vital during 1997. Any delays in tackling this key issue is bound to result in instability in the foreign exchange, interest rates and other financial markets of Brazil later during the year.

Russia was one of our success stories for calendar 1996. Cheap assets because of a murky political situation during the pre-election period prompted us to build a substantial overweight in the non-performing loans of the sovereign. Our analysis indicated that whatever the complexion of the new government the economic situation and future policies could not justify credit spreads in excess of 2000 basis points. The elections subsequently turned out in favor of the reformers and market-oriented parties and continued official and IMF assistance resulted in a dramatic rally in the prices of Russian assets for most of 1996.

Our non-hard currency exposure was limited for the most part to those situations where we were receiving high real interest rates and buying undervalued currencies. Mexico and Turkey's local markets were two profitable investments. A foray into the South African Rand market did not prove to be profitable as we misjudged the lack of political will to defend the currency from speculative attack.

During the first few weeks of 1997, allocations are relatively unchanged other than an increase in Bulgaria. A lack of alternatives to a currency board and continued IMF assistance seems to make these assets cheap. Political turbulence and civil unrest should only strengthen the case of the reformers as the incumbent Socialist party has allowed the situation to drift to the point of economic collapse. Fresh elections could improve the caliber of the governing elites. Delays in the adoption of the IMF program will bring up the issue of a potential default if no changes to economic policies are made. We believe that it is in nobody's interest in Bulgaria and outside to precipitate the first Brady default.

The High Yield market performed also well in calendar 1996 far outpacing high quality bonds for the period. This performance occurred in the face of ten-year Treasury yields rising nearly eighty-five basis points over the course of the year. This infers that the spread to Treasuries narrowed about one hundred basis points. The strong performance in the high yield market can be traced to the sound economy as was reflected in the outstanding performance of the stock market in 1996.

Several factors helped the Fund's performance. The communications sector performed very well for the period. The entire sector responded favorably when MFS and Worldcom announced they would merge. We were favorably positioned when this announcement was made and continued to add to our positions subsequent to the announcement. This sector also performed well because the securities in it tend to have bullish characteristics. Many of the securities in the sector are zero coupon or deferred pay bonds. Thus, in a rallying high yield market, they tend to outperform.

The cable television sector had a mixed year, performing poorly in the first half of the year and well in the second half. We added to our positions at wide spreads and reaped the benefits as spreads narrowed in the second half.

As spreads narrowed over the period, we continually upgraded the quality of the Fund's high yield portfolio. We believe this will protect the Fund if either the economy weakens or spreads widen generally. We still believe this is the prudent position to take in the current market environment.

Robert Angevine
PORTFOLIO MANAGER

Paul Ghaffari
PORTFOLIO MANAGER

January 1997

----------32

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------

FIXED INCOME SECURITIES (95.8%)
  CORPORATE BONDS AND NOTES (38.3%)
    ARGENTINA (5.1%)
$          5,700   Hidroelec Piedra Aguila 10.625%, 10/9/01.........  $  5,899
           1,500   Impsa S.A. 11.75%, 3/27/98.......................     1,549
                                                                      --------
                                                                         7,448
                                                                      --------
    BRAZIL (1.8%)
           2,500   Comtel Brasileira Ltda 10.75%, 9/26/04...........     2,580
                                                                      --------
    CANADA (0.3%)
             190   Ivaco, Inc. 11.50%, 9/15/05......................       189
             250   Rogers Communications, Inc. 9.125%, 1/15/06......       247
                                                                      --------
                                                                           436
                                                                      --------
    COLOMBIA (0.5%)
      (e,n)1,225   Occidente Y Caribe 0.00%, 3/15/04................       720
                                                                      --------
    GERMANY (0.3%)
             350   Fresenius Medical Care 9.00%, 12/01/06...........       356
                                                                      --------
    JAMAICA (0.7%)
        (e)1,000   Mechala Group Jamaica Ltd. 12.75%, 12/30/99......     1,003
                                                                      --------
    MEXICO (4.0%)
        (e)2,000   Cemex S.A. 12.75%, 7/15/06.......................     2,245
        (e)2,000   Empresas ICA Sociedad 11.875%, 5/30/01...........     2,133
        (n)2,200   Grupo Televisa S.A. 0.00%, 5/15/08...............     1,463
                                                                      --------
                                                                         5,841
                                                                      --------
    PHILIPPINES (0.2%)
             235   Philippine Long Distance Telephone 9.25%,
                     6/30/06........................................       254
                                                                      --------
    UNITED KINGDOM (0.5%)
        (n)1,025   Telewest plc. 0.00%, 10/1/07.....................       711
                                                                      --------
    UNITED STATES (24.9%)
             795   Advanced Micro Devices, Inc. 11.00%, 8/1/03......       861
          (h)250   Bank UTD Corp. 8.05%, 5/15/98....................       252
             650   Boyd Gaming Corp. 9.25%, 10/1/03.................       635
        (n)1,000   Brooks Fiber Properties 0.00%, 3/1/06............       666
        (e,n)420   Brooks Fiber Properties 0.00%, 11/1/06...........       268
             275   Cablevision Systems Corp. 9.25%, 11/1/05.........       271
             815   Cablevision Systems Corp. 9.875%, 5/15/06........       835
             725   Cleveland Electric Illuminating Co. 9.50%,
                     5/15/05........................................       777
             150   Cleveland Electric Illuminating Co. 8.375%,
                     12/1/11........................................       147
          (e)575   Cole National Group 9.875%, 12/31/06.............       589
             265   Comcast Cellular Corp., Series A, Zero Coupon,
                     3/5/00.........................................       190
             440   Comcast Cellular Corp., Series B, Zero Coupon,
                     3/5/00.........................................       317
             855   Comcast Corp. 9.375%, 5/15/05....................       887
             185   Comcast Corp. 9.125%, 10/15/06...................       189
             500   Comcast Corp. 9.50%, 1/15/08.....................       517
             640   Courtyard By Marriott 10.75%, 2/1/08.............       677
             270   Digital Equipment Corp. 8.625%, 11/1/12..........       262

            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------
$            429   DR Securitized Lease Trust, Series 1993-K1, Class
                     A1, 6.66%, 8/15/10.............................  $    357
           1,062   DR Securitized Lease Trust, Series 1994-K1, Class
                     A1, 7.60%, 8/15/07.............................       977
        (n)1,745   Echostar Satellite Broadcast 0.00%, 3/15/04......     1,315
             395   First Nationwide Bank 9.125%, 1/15/03............       400
          (e)365   First Nationwide Bank 10.625%, 10/1/03...........       392
             605   Flores & Rucks, Inc. 9.75%, 10/1/06..............       637
             825   Gaylord Container Corp. 11.50%, 5/15/01..........       879
             200   Gaylord Container Corp. 12.75%, 5/15/05..........       221
             805   Grand Casinos, Inc. 10.125%, 12/1/03.............       808
             625   HMC Acquisition Properties 9.00%, 12/15/07.......       625
             705   Home Holdings, Inc. 8.625%, 12/15/03.............       155
             100   Homeside, Inc. 11.25%, 5/15/03...................       112
             800   Host Marriott Travel Plaza, Series B, 9.50%,
                     5/15/05........................................       834
          (e)425   International Home Foods, Inc. 10.375%,
                     11/1/06........................................       440
          (e)730   ISP Holdings, Inc. 9.00%, 10/15/03...............       739
             550   IXC Communications, Inc. 12.50%, 10/1/05.........       605
             200   Jet Equipment Trust 11.79%, 6/15/13..............       238
          (e)300   Jet Equipment Trust, Series 1995-D, 11.44%,
                     11/1/14........................................       356
             950   Lenfest Communications 8.375%, 11/1/05...........       908
        (n)1,065   Marcus Cable Co. 0.00%, 12/15/05.................       761
          (b)175   Marvel Holding, Inc. 0.00%, 4/15/98..............        25
          (e)375   Maxxam Group Holdings 12.00%, 8/1/03.............       381
        (n)1,775   MFS Communications 0.00%, 1/15/06................     1,296
             198   Midland Cogeneration Ventures, Series C-91,
                     10.33%, 7/23/02................................       211
             213   Midland Cogeneration Ventures, Series C-94,
                     10.33%, 7/23/02................................       227
             305   Midland Funding II, Series A, 11.75%, 7/23/05....       337
        (n)2,715   Nextel Communications 0.00%, 8/15/04.............     1,846
          (n)990   Norcal Waste Systems 13.00%, 11/15/05............     1,099
             495   Nuevo Energy Co. 9.50%, 4/15/06..................       521
           1,000   Owens-Illinois, Inc. 11.00%, 12/1/03.............     1,113
             140   Paging Network, Inc. 10.125%, 8/1/07.............       142
          (e)450   Paging Network, Inc. 10.00%, 10/15/08............       454
          (e)305   Parker Drilling Corp. 9.75%, 11/15/06............       318
             190   Quest Diagnostic, Inc. 10.75%, 12/15/06..........       200
           1,185   Revlon Worldwide, Series B, Zero Coupon,
                     3/15/98........................................     1,022
             865   Rogers Cablesystems, Series B, 10.00%, 3/15/05...       921
             800   SD Warren Co., Series B, 12.00%, 12/15/04........       860
           1,095   Southland Corp. 5.00%, 12/15/03..................       903
             205   Station Casinos, Inc. 9.625%, 6/1/03.............       203
             800   TCI Communications, Inc. 7.875%, 2/15/26.........       717
          (n)680   Teleport Communications 0.00%, 7/1/07............       468
             610   TLC Beatrice International Holdings 11.50%,
                     10/1/05........................................       646

                                                               -----------------
                                                                    33
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1996
                                  (UNAUDITED)

            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------
$         (e)360   US Can Corp. 10.125%, 10/15/06...................  $    378
           1,790   Viacom, Inc. 8.00%, 7/7/06.......................     1,727
                                                                      --------
                                                                        36,114
                                                                      --------
  TOTAL CORPORATE BONDS AND NOTES (COST $53,588)....................    55,463
                                                                      --------
  COLLATERALIZED MORTGAGE OBLIGATIONS (0.8%)
    UNITED STATES (0.8%)
          (e)500   Aircraft Lease Portfolio Securitization Ltd.,
                     Series 1996-1, Class D, 12.75%, 6/15/06........       518
        (e)1,050   DLJ Mortgage Acceptance Corp., Series 1996-CF2,
                     Class S, IO, 1.64%, 11/12/21...................        96
          (e)550   First Home Mortgage Acceptance Corp., Series
                     1996-B, Class C, 7.93%, 11/1/18................       466
             104   PNC Mortgage Securities Corp., Series 1995-2,
                     Class B4, REMIC, 7.50%, 9/25/25................        87
                                                                      --------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $1,149)...........     1,167
                                                                      --------
  EUROBONDS (20.4%)
    ARGENTINA (3.9%)
           2,900   Republic of Argentina 8.375%, 12/20/03...........     2,766
        (h)3,430   Republic of Argentina, Series L, 6.625%,
                     3/31/05........................................     2,981
                                                                      --------
                                                                         5,747
                                                                      --------
    BRAZIL (5.6%)
           1,350   Comp Brazil De Projectos 12.50%, 12/22/97........     1,384
        (h)4,700   Federative Republic of Brazil Par Bond, Series
                     Z-L, 4.25%, 4/15/24............................     2,952
    (b,h,u)5,121   Federative Republic of Brazil, Series C, PIK,
                     8.00%, 4/15/14.................................     3,775
                                                                      --------
                                                                         8,111
                                                                      --------
    BULGARIA (1.2%)
        (h)3,000   Republic of Bulgaria Discount Bonds, `A', 6.69%,
                     7/28/24........................................     1,705
                                                                      --------
    ECUADOR (4.0%)
        (h)5,000   Ecuador Par Bond -- U.S. Definitive, 3.25%,
                     2/28/25........................................     2,344
      (b,h)5,551   Republic of Ecuador Past Due Interest Bond, PIK,
                     6.50%, 2/27/15.................................     3,412
                                                                      --------
                                                                         5,756
                                                                      --------
    MEXICO (2.3%)
   MXP    32,143   Banamex Pagare Zero Coupon, 10/9/97..............     3,346
                                                                      --------
    VENEZUELA (3.4%)
$       (h)5,500   Republic of Venezuela Front Loaded Interest
                     Reduction Bond, `A', 6.625%, 3/31/07...........     4,916
                                                                      --------
  TOTAL EUROBONDS (COST $26,795)....................................    29,581
                                                                      --------
            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------
  FOREIGN GOVERNMENT & AGENCY OBLIGATIONS (29.3%)
    BRAZIL (3.0%)
$       (h)2,000   Federated Republic of Brazil Debt Conversion
                     Bond, Series Z-L, 6.563%, 4/15/12..............  $  1,517
        (h)1,000   Federated Republic of Brazil Par Bond, Series
                     Z-L, 6.50%, 4/15/24............................       771
           2,000   Iochpe-Maxion S.A. 12.375%, 11/8/02..............     1,980
                                                                      --------
                                                                         4,268
                                                                      --------
    BULGARIA (2.3%)
           8,750   Bulgaria Front Loaded Interest Reduction Bond
                     2.25%, 7/28/12.................................     3,363
                                                                      --------
    CAYMAN ISLANDS (1.1%)
   ZAR     8,000   National Financiera 17.00%, 2/26/99..............     1,646
                                                                      --------
    CROATIA (1.4%)
$       (h)2,000   Croatia Government Bond, `B', 6.69%, 7/31/06.....     1,942
                                                                      --------
    JAMAICA (2.1%)
           3,000   Government of Jamaica 12.00%, 7/19/99............     3,000
                                                                      --------
    KAZAKHSTAN (2.1%)
        (e)3,000   Republic of Kazakhstan 9.25%, 12/20/99...........     3,030
                                                                      --------
    MEXICO (5.1%)
           7,000   United Mexican States 11.375%, 9/15/16...........     7,341
                                                                      --------
    PANAMA (3.8%)
        (n)3,750   Republic of Panama Interest Reduction Bond 3.50%,
                     7/17/14........................................     2,611
        (h)3,750   Republic of Panama Past Due Interest, PIK, 6.75%,
                     7/17/16........................................     2,934
                                                                      --------
                                                                         5,545
                                                                      --------
    PHILIPPINES (3.2%)
        (e)4,500   Republic of the Philippines 8.75%, 10/7/16.......     4,683
                                                                      --------
    RUSSIA (5.2%)
       (e)12,264   Ministry of Finance Tranche IV 3.00%, 5/14/03....     7,504
                                                                      --------
  TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS
    (COST $38,972)..................................................    42,322
                                                                      --------
  LOAN AGREEMENTS (2.3%)
    ALGERIA (1.6%)
        (r)3,000   Algeria Reprofiled Loan Agreement, `A'...........     2,317
                                                                      --------
    MOROCCO (0.7%)
        (l)1,200   Kingdom of Morocco Restructuring and
                     Consolidation Agreement `A' 1990, 1/1/09,
                     (Participation: J.P. Morgan)...................       991
                                                                      --------
  TOTAL LOAN AGREEMENTS (COST $2,985)...............................     3,308
                                                                      --------
  YANKEE BONDS (4.7%)
    ARGENTINA (2.1%)
           1,850   Bridas Corp. 12.50%, 11/15/99....................     1,979
           1,000   Metrogas S.A., Series A, 12.00%, 8/15/00.........     1,103
                                                                      --------
                                                                         3,082
                                                                      --------
    BRAZIL (2.1%)
           3,000   Tevecap S.A. 12.625%, 11/26/04...................     3,067
                                                                      --------

----------34
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1996
                                  (UNAUDITED)

            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------
    CANADA (0.2%)
$         (e)260   Stone Container Corp. 11.50%, 8/15/06............  $    268
                                                                      --------
    MEXICO (0.3%)
             400   Grupo Industrial Durango 12.625%, 8/1/03.........       435
                                                                      --------
  TOTAL YANKEE BONDS (COST $6,495)..................................     6,852
                                                                      --------
TOTAL FIXED INCOME SECURITIES (COST $129,984).......................   138,693
                                                                      --------

          SHARES
----------------
EQUITY SECURITIES (1.4%)
  PREFERRED STOCK (1.0%)
    UNITED STATES (1.0%)
           1,387   Time Warner, Inc., `M', PIK......................     1,505
                                                                      --------
  CONVERTIBLE PREFERRED STOCK (0.4%)
    UNITED STATES (0.4%)
           6,175   TCI Pacific Communications.......................       570
                                                                      --------
  WARRANTS (0.0%)
    COLOMBIA (0.0%)
        (a)4,900   Occidente Y Caribe, expiring 3/15/04.............        --
                                                                      --------
TOTAL EQUITY SECURITIES (COST $1,963)...............................     2,075
                                                                      --------
  CALL OPTION (0.1%)
    BULGARIA (0.1%)
       (a)40,000   Call option on Bulgaria Front Loaded Interest
                     Reduction Bond, expiring 3/24/97, Strike price
                     $40.5625 (COST $94)............................        90
                                                                      --------
TOTAL FIXED INCOME AND EQUITY SECURITIES............................   140,858
                                                                      --------

            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------

SHORT-TERM INVESTMENT (0.6%)
  REPURCHASE AGREEMENT (0.6%)
$            900   Chase Securities, Inc., 5.95%, dated 12/31/96,
                     due 1/2/97, to be repurchased at $900,
                     collateralized by $770 U.S. Treasury Bonds,
                     8.125%, due 8/15/21, valued at $900 (COST
                     $900)..........................................  $    900
                                                                      --------
TOTAL INVESTMENTS (97.9%) (COST $132,941)...........................   141,758
OTHER ASSETS IN EXCESS OF LIABILITIES (2.1%)........................     3,023
                                                                      --------
NET ASSETS (100%)...................................................  $144,781
                                                                      --------
                                                                      --------

---------------

(a)   --  Non-income producing.
(b)   --  Non-income producing -- in default.
(e)   --  144A Security -- certain conditions for public sale may exist.
(h) -- Variable/floating rate security -- rate disclosed is as of December 31, 1996.
(k) -- Under restructuring at December 31, 1996 -- See note A-9 to financial statements
(l) -- Participation interests were acquired through the financial institutions as indicated parenthetically.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1996. Maturity date disclosed is the ultimate maturity date.
(r)   --  Issuer is making partial interest payments.
(u) -- 4.00% of 8.00% represents amount paid in cash. Cash payment rate is low for an initial period and then increases in increments to maturity. The remainder is Payment in Kind.
IO    --  Interest Only.
PIK   --  Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.
REMIC  -- Real Estate Mortgage Investment Conduit.
MXP   --  Mexican Peso.
ZAR   --  South African Rand.

--------------------------------------------------------------------------------

     SUMMARY OF FIXED INCOME & EQUITY SECURITIES BY INDUSTRY CLASSIFICATION

                                                                                          VALUE     PERCENT OF
INDUSTRY                                                                                  (000)     NET ASSETS
--------------------------------------------------------------------------------------  ---------  -------------
Foreign Government & Agency Obligations...............................................  $  67,173        46.4%
Telecommunications....................................................................     10,517         7.3
Materials.............................................................................      9,840         6.8
Broadcast--Radio & Television.........................................................      9,699         6.7
Services..............................................................................      8,900         6.1
Utilities.............................................................................      6,823         4.7
Multi-Industry........................................................................      6,596         4.5
Capital Equipment.....................................................................      4,730         3.3
Consumer Goods........................................................................      4,087         2.8
Finance...............................................................................      3,451         2.4
Loan Agreements.......................................................................      3,308         2.3
Energy................................................................................      2,695         1.9
Collateralized Mortgage Obligations...................................................      1,167         0.8
Technology............................................................................      1,123         0.8
Transportation........................................................................        594         0.4
Insurance.............................................................................        155         0.1
                                                                                        ---------         ---
                                                                                        $ 140,858        97.3%
                                                                                        ---------         ---
                                                                                        ---------         ---

                                                               -----------------
                                                                    35
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1996)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina       11.5%
Brazil          42.8%
Chile            3.6%
Colombia         4.4%
Mexico          29.7%
Peru             1.2%
Venezuela        5.1%
Other            1.7%

                                                 TOTAL RETURNS**
                          -------------------------------------------------------------
                                                                       AVERAGE ANNUAL
                                 YTD                ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
---------------------------------------------------------------------------------------
Class A Shares             4.69%      9.91%     40.37%     47.37%      4.74%      6.81%
---------------------------------------------------------------------------------------
Class B+ Shares            4.47%      9.47%     41.24%     46.24%     25.65%     28.20%
---------------------------------------------------------------------------------------
Class C Shares             8.44%      9.44%     45.27%     46.27%      5.87%      5.87%
---------------------------------------------------------------------------------------
MSCI Latin America
Global Index:
  Class A & C Shares       N/A        3.80%      N/A       21.96%      N/A        1.52%
  Class B Shares           N/A        3.80%      N/A       21.96%      N/A       12.22%
---------------------------------------------------------------------------------------

 * The returns above with sales charge are calculated using the 4.75% sales charge for Class A shares, the 5% contingent deferred sales charge for Class B shares, and the 1% contingent deferred sales charge for Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.
The MSCI Latin America Global Index is a broad-based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela (assumes dividends are reinvested).
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                       PERCENT OF
SECURITY                                    COUNTRY    NET ASSETS
-----------------------------------------  ---------  -------------
Telebras PN                                 Brazil          10.2%
Eletrobras                                  Brazil           7.4%
Telefonica de Argentina S.A.               Argentina         5.9%
Cia Anonima Nacional Telefonos de
 Venezuela                                 Venezuela         3.7%
Grupo Televisa                              Mexico           3.6%

TOP FIVE SECTORS
                         VALUE     PERCENT OF
INDUSTRY                 (000)     NET ASSETS
---------------------  ---------  ------------
Services               $  10,900        37.7%
Energy                     5,031        17.5%
Consumer Goods             3,666        12.7%
Finance                    3,184        11.0%
Materials                  2,481         8.6%

The investment objective of the Latin American Fund is to provide long-term capital appreciation by investing in common stocks of Latin American issuers.

For the six-month period ended December 31, 1996, the Fund had a total return exclusive of sales charge of 9.91% for the Class A shares, 9.47% for the Class B shares and 9.44% for the Class C shares, and a total return with sales charge of 4.69% for the Class A shares, 4.47% for the Class B shares and 8.44% for the Class C shares, as compared to a total return of 3.80% for the Morgan Stanley Capital International ("MSCI") Latin America Global Index (the "Index"). For the one year period ended December 31, 1996, the Fund had a total return exclusive of sales charge of 47.37% for the Class A shares, 46.24% for the Class B shares and 46.27% for the Class C shares and a total return with sales charge of 40.37% for the Class A shares, 41.24% for the Class B shares and 45.27% for the Class C shares compared with 21.96% for the Index. For the period from inception on July 6, 1994 through December 31, 1996, the average annual total return for the Fund exclusive of sales charge was 6.81% for the Class A shares and 5.87% for the Class C shares and 4.74% for the Class A shares with sales charge as compared to 1.52% for the Index for the same period. For the period from inception of the offering of Class B shares on August 1, 1995 through December 31, 1996, the average annual total return for the Class B shares exclusive of sales charge was 28.20% and 25.65% with sales charge as compared to 12.22% for the Index.

The table below presents the percentage change in the Morgan Stanley Capital International indices for each respective country, in U.S. dollar terms, as of December 31, 1996, for the period presented:

                                        3         6         12
                                     MONTHS    MONTHS     MONTHS
                                     -------   -------   --------
Argentina..........................    12.7%      4.8%      20.3%
Brazil.............................     7.9%     11.0%      42.5%
Chile..............................   (12.3%)   (15.0%)    (13.5%)
Colombia...........................     1.5%      7.9%      11.1%
Mexico.............................     0.2%      2.0%      18.0%
Peru...............................   (13.2%)    (8.5%)     (0.5%)
Venezuela..........................    19.4%     47.8%     131.2%
Latin America......................     2.8%      3.8%      22.0%

ARGENTINA
The Argentine market's strong performance reflected a strong economic turnaround after the gut-wrenching recession in 1995 provoked by the Mexican devaluation. Despite a huge increase in unemployment as a result of the recession, from roughly 10% to 17%, the Argentine government
THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI LATIN AMERICA GLOBAL INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

----------36

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

demonstrated remarkable determination to keep a steady course of fiscal discipline. The government even introduced labor reforms late in the year, which should create more flexibility in the labor markets and thereby, over the long-term, reduce the structural unemployment problem. Additionally, corporate profits grew at a robust pace during the year, especially in the second half, and this boosted the stock market toward year end.

The melodrama in the middle of the year of the departure of respected economic minister Domingo Cavallo, after five years of superlative stewardship of the economy, quickly dissipated as his successor Roque Fernandez convinced the market of his pro-market beliefs. Further, Fernandez' tenure will likely be less politically turbulent, and this should introduce much needed calm to the political scenario.

Another interesting development in Argentina in 1996 was the emergence of the local pension funds as an important institutional investor for the equity market. We welcome this development for a variety of reasons. First, the private pension fund system should help increase the low domestic savings rate in Argentina. Second, more companies will likely utilize equity financing as a means of raising capital for investments, thereby broadening the market. Third, local trading volumes will increase and reduce the local market's dependency on foreign portfolio investment, thereby deepening the local market and reducing volatility.

Overall, we are encouraged by developments in Argentina. The economy is in the midst of a sometimes painful process of structural transformation as it opens to the outside world and increases its exposure both to private participants domestically and to foreign competition. The government has shown its commitment to steering the free market course despite occasional adverse shocks, and we think this bodes well both for future economic activity and also for future stock market performance.

BRAZIL

Interestingly, despite the Brazilian market's strong performance, during the course of the year there was very little progress made on critical government reform items -- notably administrative and social security reform, and fiscal account improvement -- which were originally thought to be vital. Lack of tangible progress on these key items, which depend on congress for their improvement, was more than offset by substantial improvement in a number of key areas. First, inflation and interest rates continued their downward movement, finishing the year at annualized rates of roughly 9% and 23%, respectively. Second, two key privatizations -- first Light, and then Cerj -- took place in the all-important electric utility sector in the state of Rio de Janeiro. Third, positive tariff reform in both the telecommunications and the electric utility sector contributed to a remarkable improvement in corporate earnings growth in those two sectors, which together comprise over a third of the market's capitalization. Fourth, positive liberalization of the state oil and gas monopoly provider, Petrobras, was introduced which considerably improved the prospects for that company. Fifth, tangible progress was made in preparing state mining giant CVRD for eventual privatization in the first half of 1997. Sixth, economic activity was robust enough to allow for selected private sector companies to grow their earnings at a brisk pace.

Taken together, in a political context in which the government's ability to act independently of congress on reform items is limited, the Cardoso administration nevertheless demonstrated a genuine commitment to improving shareholder value via positive reforms in those areas over which it has independent authority. Coupled with this commitment, the state level governments have in many cases been forced or motivated to introduce their own reform and privatization efforts, which has further enhanced shareholder value.

Needless to say, there are many issues which confront the investor in Brazil when looking out to 1997. In no particular order, the most pivotal issues which will affect the market during 1997 are as follows: the Cardoso re-election effort; the CVRD privatization; fiscal reform efforts; trade balance and foreign exchange concerns; telecommunications and electric utility regulatory reform; and economic activity.

                                                                   -------------
                                                                    37

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

RE-ELECTION -- the Cardoso administration's effort to amend the constitution to allow him to run for re-election is probably the most important, and most proximate, item facing the country and market in 1997. Simply put, if he is able to run again for president in 1998, the chances are high that he would win. Owing to Cardoso's huge electoral popularity, the splintered nature of the opposition parties, and the president's proven ability to "horse trade" behind closed doors, we are cautiously optimistic that he will secure the necessary votes for the amendment.

CVRD PRIVATIZATION -- state mining conglomerate CVRD is scheduled to be privatized sometime in the second quarter of 1997. The successful completion of the first stage will be of significant psychological importance to the market, because it will represent the first major privatization of a federal-level company of national significance, and thereby considerably strengthen the Cardoso administration's image as a serious, free-market reform oriented government. We are confident that CVRD will be privatized in the first half of 1997.

FISCAL REFORM -- the fiscal accounts are perhaps one of the most vulnerable elements of the outlook for 1997. The chief obstacle is congress and, behind them, state governments. Our general outlook is that fiscal reform will take a back seat to the re-election issue; upon successful resolution of same, the government will focus its energies on the vital administrative reform. We are less optimistic on this front than the above two items, as we think that congress will slow progress on fiscal reform to a snail's pace.

TRADE BALANCE/FOREIGN EXCHANGE -- the trade balance is an item that looms ahead with the potential to tip the apple cart. At present rates the trade deficit will be between 1-2% of GDP next year; hardly distressing levels, but with interest payments the current account deficit will be a couple percentage points higher. Although the treasury has sufficient international reserves to defend the currency for the foreseeable future, we are monitoring this item very closely. For the time being, we expect the rate of devaluation to trend with relative inflation differentials between Brazil and the U.S.

TELECOMMUNICATIONS/ELECTRIC UTILITY REGULATORY REFORM -- this area is too complex to fully describe in these pages, but we are closely analyzing the pending regulatory, tariff, and privatization announcements over the next year to assess which shape these two respective sectors will take in the years to come. We are extremely bullish on the long-term outlook for both sectors, and on the relative value presently obtained in the stock market therein, but need to monitor events closely so as to identify how much shareholder value will be enhanced by government action. The government has thus far showed itself to be very astute at maximizing shareholder value, and we have no reason to believe they will cease being so going forward.

ECONOMIC ACTIVITY -- the year ahead should not be particularly exciting from an economic activity standpoint, although inflation should remain subdued. The fiscal deficit will keep a lid on economic potential via higher-than-otherwise-necessary interest rates, and the trade balance pressures will marginally add to those interest rate pressures. Inflation, on the other hand, will likely continue to be subdued and settle in at a high single digit level. Private sector corporate profits, as a result of the aforementioned factors, will be spotty. Thus, stock picking among the private sector companies will be of paramount importance in 1997.

In short, we are bullish on the market for 1997. In terms of portfolio positioning, we have an overweight stance on the electric utility and telecommunications sectors among the government-owned companies, and an overweight position in the retail sector among the private sector companies.

CHILE

The MSCI Chile Index declined 16% in 1996, reflecting a combination of lackluster earnings and tight monetary policy. The Chilean market had a number of things go wrong last year, all of which contributed to the surprisingly large decline for the year. First, monetary authorities committed themselves to a hawkish stance on inflation which, coupled with a rapidly growing economy in the first part of the year, led to a tight monetary policy for the duration of the year and caused fixed income investments to be tough competition for the equity market. Second, corporate earnings were, in most cases, fairly ho-hum. Chile is in many sectors a mature market and companies are

----------38

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

increasingly looking outside their borders for growth opportunities, which take longer to realize. Third, the all-important electric utility sector suffered from two unrelated events. First, the price of electricity generation fell markedly in the second half of the year owing to additional (cheap) supply being factored into the wholesale price equation. Second, an unprecedented severe drought affected the supply of reservoir water and, with it, the cost at which electric utilities generate electricity. As a result, revenues fell and costs increased, causing a severe deterioration in profits and, consequently, the stock prices of the entire sector. Fourth, the price of pulp fell dramatically in 1996, and this adversely affected the profits of a couple of important companies, CMPC and Copec.

For 1997 we are more optimistic on the Chilean market than we have been in the past given that market sentiment is extremely negative, the above confluence of events is not likely to be repeated, and the country is underowned by dedicated Latin American investors. Nevertheless, we find more attractive long-term opportunities in other markets, and therefore are still relatively underweight the market overall.

COLOMBIA

Colombia registered a modest rise during the fourth quarter, primarily a function of the currency, which appreciated noticeably against the dollar. The market, however, was able to weather a year plagued with political strife, fear of economic sanctions from the U.S. and a slowing economy, and still extract respectable gains. The Portfolio remains overweight Colombia, focusing on a few names which offer outstanding value and exposure to key sectors in the economy.

MEXICO

The Mexican market's weak fourth quarter performance was due to concerns over changing accounting practices and lower margins in the banking sector, a continued sluggish recovery of the Mexican consumer and disappointing corporate earnings reports. Interest rates remained stable throughout the fourth quarter but there was a good deal of volatility in the stock market. This was partially caused by the peso's 4.5% nominal devaluation -- the strongest in any quarter of 1996.

For 1996 overall, the peso actually surprised estimates strengthening over 23% in real terms. GDP growth at 4.5% was also a positive surprise finishing the year stronger than expectations at the beginning of the year. Unemployment fell from 6.4% to below 5%, and the annual inflation rate dropped in half. For 1997, inflation should fall again from 28% to 18% and real interest rates are expected to decline slightly. The trade balance is expected to worsen in 1997 but should remain in surplus. The current account balance will remain in negative territory but should be easily financed. The peso should weaken in line with inflation for 1997. GDP growth should be similar to that registered in 1996. Political risk should increase throughout the year as the PRI may lose control of Congress and will probably lose the mayoral race in Mexico City. Despite the rising political risk, macroeconomic policy remains very sound and opposition victories by the PAN will mean more of the same in economic policy terms.

The market continues to look attractive on a valuation basis after a weak fourth quarter highlighted by underperformance in some of the large cap names. This will be balanced by a continued weak consumer recovery and uncertainty about accounting changes in the banking sector and competition in the telecommunications sector. Under this scenario the Fund is emphasizing the food and beverage, cement and media sectors.

PERU

Unexpectedly weak economic data exacerbated by a high profile guerrilla incident led the Peruvian market to experience a sharp correction in the fourth quarter and to end the year as one of the poorest performing in the region. The government-induced recession engineered at the end of 1995 to halt a mounting current account problem extended longer than anticipated and inflation proved difficult to tackle in 1996, accumulating to a higher figure than in 1995. The Portfolio reduced its holdings in the country during the third and fourth quarters, though anticipates a brighter outlook for the economy and market in 1997.

                                                                   -------------
                                                                    39

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

VENEZUELA

The Venezuelan market was the star performer in Latin America during 1996, appreciating by an incredible 131% following the country's dramatic shift to free-market economic policies. The AGENDA VENEZUELA, a plan launched in April, eliminated price and exchange controls, reactivated the privatization program and vowed to address the critical inflation and fiscal problems. The strength in the price of oil, Venezuela's mainstay, along with surprisingly healthy tax collections contributed to an unexpected primary surplus of roughly 0.9% for 1996. The fourth quarter saw the successful execution of key asset sales by the public sector in the telecommunications and banking sectors, though marginally disappointed on the inflation front, which remained sticky at around the 3% per month level. The Fund maintained an overweight in the country throughout the fourth quarter of 1996, emphasizing utility companies, and looks to a 1997 where recovery of the domestic economy, further progress on inflation and other reform, and the real appreciation of the exchange rate will benefit stocks.

Overall, we are positive on 1997. GNP growth should be higher and inflation should be lower throughout the region. Valuations are among the cheapest in the world. Finally we expect strong earnings growth and a return of capital to the region.

Robert L. Meyer
PORTFOLIO MANAGER

January 1997

----------40

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                       VALUE
         SHARES                                                        (000)
----------------------------------------------------------------------------

COMMON STOCKS (75.2%)
  ARGENTINA (11.5%)
      (a)12,340   Banco De Galicia ADR.............................  $   299
         81,686   Banco del Suquia S.A. 'B'........................      155
          8,670   Quilmes Industrial...............................       70
         81,352   Siderar S.A. 'A'.................................      234
       (e)6,780   Siderar S.A. ADR.................................      159
          6,136   Telecom Argentina S.A. ADR.......................      248
         65,621   Telefonica de Argentina S.A. ADR.................    1,698
         18,165   YPF S.A. ADR.....................................      459
                                                                     -------
                                                                       3,322
                                                                     -------
  BRAZIL (19.7%)
     (a,e)8,150   Bompreco Supermercados Norde GDR.................      146
     (a,e)1,630   Centrais Electricas de Santa Catarina S.A. GDR...      148
          5,169   Cia Energetica de Minas Gerais ADR...............      176
         (e)683   Cia Energetica de Minas Gerais GDR...............       23
      3,090,000   Cia Paranaense de Energia........................       33
      4,085,000   Eletrobras.......................................    1,462
         14,215   Eletrobras ADR...................................      253
        259,000   Light............................................       92
   (a)2,972,000   Lightpar.........................................      721
         20,985   Multicanal Participacoes S.A. ADR................      269
          3,355   Pao de Acucar ADR................................       58
       (e)6,264   Pao de Acucar ADR................................      109
     16,509,000   Telebras PN......................................    1,184
         10,985   Telebras PN ADR..................................      840
     (a)758,041   Telesp...........................................      164
                                                                     -------
                                                                       5,678
                                                                     -------
  CHILE (3.6%)
         31,830   Cia Cervecerias Unidas S.A. ADR..................      513
         22,983   Santa Isabel S.A. ADR............................      520
                                                                     -------
                                                                       1,033
                                                                     -------
  COLOMBIA (4.4%)
      1,854,625   Banco de Colombia................................      765
        124,219   Bavaria..........................................      506
                                                                     -------
                                                                       1,271
                                                                     -------
  MEXICO (29.7%)
      (a)61,335   Banacci 'B'......................................      129
     (a)166,310   Banacci 'L'......................................      316
        163,734   Cemex 'CPO'......................................      586
         28,435   Cemex S.A. de C.V. ADR...........................      204
         36,730   Cemex S.A. de C.V. 'B' ADR.......................      143
      (a)40,840   Cifra S.A. de C.V. 'B'...........................       50
      (a)55,800   Cifra S.A. de C.V. 'C'...........................       68
         20,994   Coca-Cola Femsa S.A. ADR.........................      606
       (a)8,510   Controladora Comercial Mexicana S.A..............      152
      (a)89,800   Corporation Interamericana de Entretenimiento
                    S.A............................................      242
       (a)7,967   Desc S.A. de C.V. ADR............................      175
      (a)21,335   Empresas ICA Sociedad Controladora S.A. de
                    C.V............................................      312
        302,370   Formento Economico Mexicano S.A. 'B'.............    1,035
      (a)57,320   Gruma S.A. 'B'...................................      349
        108,308   Grupo Carso S.A..................................      570

                                                                       VALUE
         SHARES                                                        (000)
----------------------------------------------------------------------------

         (e)885   Grupo Carso S.A. ADR.............................  $     9
         17,485   Grupo Casa Autrey S.A. ADR.......................      341
     (a)178,140   Grupo Financiero Bancomer S.A. 'B'...............       71
    (a,e)46,477   Grupo Financiero Bancomer S.A. 'B' ADR...........      378
     (a)135,390   Grupo Financiero Banorte S.A. 'B'................      134
        257,655   Grupo Industrial Maseca S.A. de C.V. 'B'.........      325
      (a)18,945   Grupo Radio Centro S.A. ADR......................      130
      (a)40,607   Grupo Televisa S.A. GDS..........................    1,041
      (a)36,350   Industrias CH S.A. 'B'...........................      112
      (a)55,770   Sears Roebuck de Mexico 'B1'.....................       96
          8,630   Telefonos de Mexico 'L' ADR......................      285
      (a)45,845   Tubos de Acero de Mexico S.A. ADR................      728
                                                                     -------
                                                                       8,587
                                                                     -------
  PERU (1.2%)
         11,755   Telefonica del Peru S.A. ADR.....................      222
         71,625   Telefonica del Peru S.A. 'B'.....................      133
                                                                     -------
                                                                         355
                                                                     -------
  VENEZUELA (5.1%)
        276,616   C.A. La Electricidad de Caracas..................      281
         38,143   Cia Anonima Nacional Telefonos de Venezuela
                    ADR............................................    1,073
         31,960   Siderurgica Venezolana Sivensa, Saica S.A.C.A.
                    ADR............................................      120
                                                                     -------
                                                                       1,474
                                                                     -------
TOTAL COMMON STOCKS (COST $20,557).................................   21,720
                                                                     -------
PREFERRED STOCKS (23.1%)
  BRAZIL (NON-VOTING STOCKS) (23.1%)
     57,486,142   Banco Bradesco...................................      417
 (a,d)8,115,000   Banco Nacional...................................       --
   (a)3,176,000   Casa Anglo Brasileri S.A.........................       96
     11,885,000   Cia Energetica de Minas Gerais...................      405
   (a)5,078,000   Cia Paulista de Forca e Luz......................      464
     (a)824,700   Cia Riograndense de Telecommunications...........      634
      1,286,000   Coteminas........................................      410
          1,900   Eletrobras ADR...................................       35
      1,020,000   Eletrobras 'B'...................................      379
       (a)1,860   Globex Utilidades S.A............................       30
      1,200,100   Itaubanco........................................      520
      1,845,000   Lojas Americanas S.A.............................       24
      7,760,000   Lojas Arapua S.A.................................      143
     18,887,000   Lojas Renner.....................................      873
      5,368,000   Petrobras........................................      855
     11,949,383   Telebras PN......................................      920
        706,000   Telesp...........................................      153
         15,923   Vale do Rio Doce.................................      307
                                                                     -------
TOTAL PREFERRED STOCKS (COST $6,501)...............................    6,665
                                                                     -------

         NO. OF
         RIGHTS
---------------

RIGHTS (0.0%)
  BRAZIL (0.0%)
      (a)29,508   Cia Paulista de Forca e Luz (COST $0)............       --
                                                                     -------
TOTAL FOREIGN SECURITIES (98.3%) (COST $27,058)....................   28,385
                                                                     -------

                                                               -----------------
                                                                    41
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1996
                                  (UNAUDITED)

           FACE
         AMOUNT                                                        VALUE
          (000)                                                        (000)
----------------------------------------------------------------------------

SHORT-TERM INVESTMENT (4.1%)
  REPURCHASE AGREEMENT (4.1%)
$         1,194   Chase Securities, Inc., 5.95%, dated 12/31/96,
                    due 1/2/97, to be repurchased at $1,194,
                    collateralized by $1,025 U.S. Treasury Bonds,
                    8.125%, due 8/15/21, valued at $1,194 (COST
                    $1,194)........................................  $ 1,194
                                                                     -------
TOTAL INVESTMENT IN SECURITIES (102.4%) (COST $28,252).............   29,579
                                                                     -------
FOREIGN CURRENCY (0.9%)
    ARP       1   Argentine Peso...................................        1
    BRL      17   Brazilian Real...................................       16
    MXP     125   Mexican Peso.....................................       16
   PSS        4   Peruvian Sol.....................................        2
   VEB  111,599   Venezuelan Bolivar...............................      234
                                                                     -------
TOTAL FOREIGN CURRENCY (COST $262).................................      269
                                                                     -------

                                                                       VALUE
                                                                       (000)
----------------------------------------------------------------------------

TOTAL INVESTMENTS (103.3%) (COST $28,514)..........................  $29,848
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.3%)......................    (957)
                                                                     -------
NET ASSETS (100%)..................................................  $28,891
                                                                     -------
                                                                     -------

---------------

(a)   --  Non-income producing.
(d)   --  Security valued at fair value -- see note A-1 to financial statements.
(e)   --  144A Security -- certain conditions for public sale may exist.
ADR   --  American Depositary Receipt.
GDR   --  Global Depositary Receipt.
GDS   --  Global Depositary Shares.

--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of forward foreign currency exchange contracts open at December 31, 1996, the Fund is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                                IN EXCHANGE
 TO DELIVER      VALUE     SETTLEMENT         FOR         VALUE    NET UNREALIZED GAIN
    (000)        (000)        DATE           (000)        (000)       (LOSS) (000)
-------------  ---------  -------------  -------------  ---------  -------------------
BRL   2,040    $   1,963       1/2/97      $   1,962    $   1,962       $      (1)
VEB 111,590          234       1/2/97            234          234              --
               ---------                                ---------             ---
               $   2,197                                $   2,196       $      (1)
               ---------                                ---------             ---
               ---------                                ---------             ---

---------------

BRL   --  Brazilian Real
VEB   --  Venezuelan Bolivar

--------------------------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                                     PERCENT
                                                        OF
                                           VALUE       NET
INDUSTRY                                   (000)      ASSETS
----------------------------------------  --------   --------
Services................................  $ 10,900      37.7%
Energy..................................     5,031      17.5
Consumer Goods..........................     3,666      12.7
Finance.................................     3,184      11.0
Materials...............................     2,481       8.6
Capital Equipment.......................     1,671       5.8
Multi-Industry..........................     1,452       5.0
                                          --------       ---
                                          $ 28,385      98.3%
                                          --------       ---
                                          --------       ---

----------42
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1996)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina           2.6%
Brazil             14.5%
Bulgaria            1.1%
Chile               0.4%
China               0.5%
Colombia            0.1%
Egypt               1.7%
Hong Kong          10.3%
Hungary             0.6%
India               9.1%
Indonesia           7.5%
Israel              2.5%
Korea               7.4%
Mexico             10.0%
Pakistan            2.8%
Peru                0.3%
Philippines         2.2%
Poland              1.9%
Russia              8.0%
Singapore           0.4%
South Africa        4.1%
Taiwan              2.1%
Thailand            5.0%
Turkey              3.5%
Venezuela           0.3%
Zimbabwe            0.5%
Other               0.6%

                                                 TOTAL RETURNS**
                          -------------------------------------------------------------
                                                                       AVERAGE ANNUAL
                                 YTD                ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
---------------------------------------------------------------------------------------
Class A Shares            -14.18%    -9.90%      1.27%      6.32%     -5.60%     -3.74%
---------------------------------------------------------------------------------------
Class B+ Shares           -14.71%    -10.22%     0.62%      5.62%     -3.98%     -1.22%
---------------------------------------------------------------------------------------
Class C Shares            -11.09%    -10.19%     4.55%      5.55%     -4.45%     -4.45%
---------------------------------------------------------------------------------------
IFC Global Total Return
Composite Index:
  Class A & C Shares        N/A      -4.95%       N/A       7.88%       N/A       0.72%
  Class B Shares            N/A      -4.95%       N/A       7.88%       N/A       0.83%
---------------------------------------------------------------------------------------

 * The returns above with sales charge are calculated using the 4.75% sales charge for Class A shares, the 5% contingent deferred sales charge for Class B shares, and the 1% contingent deferred sales charge for Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.
The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (assuming dividends are reinvested).
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS

                                                        PERCENT OF
SECURITY                                  COUNTRY       NET ASSETS
--------------------------------------  ------------  ---------------
Telebras PN                                Brazil             4.3%
Eletrobras                                 Brazil             3.8%
Sasol Ltd.                              South Africa          2.8%
Telekomunikasi (Foreign)                 Indonesia            2.4%
Formento Economico Mexicano S.A.           Mexico             2.0%

TOP FIVE SECTORS
                         VALUE     PERCENT OF
INDUSTRY                 (000)     NET ASSETS
---------------------  ---------  ------------
Finance                $  26,055        20.3%
Services                  25,105        19.5%
Consumer Goods            24,216        18.8%
Materials                 15,008        11.7%
Energy                    14,774        11.5%

The investment objective of the Emerging Markets Fund is to provide long-term capital appreciation by investing in common stocks of emerging country issuers.

For the six-month period ended December 31, 1996, the Fund had a total return exclusive of sales charge of -9.90% for the Class A shares, -10.22% for the Class B shares and -10.19% for the Class C shares, and a total return with sales charge of -14.18% for the Class A shares, -14.71% for the Class B shares and -11.09% for the Class C shares, as compared to a total return of -4.95% for the IFC Global Total Return Composite Index for the same period (the "Index"). For the one year period ended December 31, 1996, the Fund had a total return exclusive of sales charge 6.32% for the Class A shares, 5.62% for the Class B shares and 5.55% for the Class C shares and a total return with sales charge of 1.27% for the Class A shares, 0.62% for the Class B shares and 4.55% for the Class C shares compared to a total return of 7.88% for the Index for the same peroid. For the period from inception on July 6, 1994 through December 31, 1996, the average annual total return exclusive of sales charge was -3.74% for the Class A shares, and -4.45% for the Class C shares, and -5.60% for the Class A shares with sales charge as compared to 0.72% for the Index for the same period. For the period from inception of the offering of Class B shares on August 1, 1995 through December 31, 1996, the average annual total return for the Class B shares exclusive of sales charge was -1.22% and -3.98% with sales charge as compared to 0.83% for the Index.

Following two weak years, hopes ran high in early 1996 that the emerging markets would recover. After a relatively strong first half, however, the emerging markets lost ground in the second half of the year. The first six months of 1996 was dominated by politics as several of the larger emerging markets, notably Russia, South Korea, India and Taiwan, held successful elections. Fears of contagion from a decline in the lofty U.S. equity market and concerns of a rise in U.S. interest rates sapped support from emerging market equities and led to a weak second half. As always in the emerging market universe, there were major disparities in performance among the markets (see Chart 1).

Overall, the 3.9% return from the MSCI EMF index was somewhat muted (see Table
1). By region, Latin America out-performed Europe/Middle East and Asia. Three emerging markets achieved results in excess of 100% for the year -- Russia, Venezuela and Hungary posted returns of 151.1%, 127.9% and 104.2%, respectively. The emerging Asian markets offered some of the best and worst to investors. Taiwan ended the year up 38.9%, and Hong Kong finished the year up 28.9%. Thailand and Korea, beset with export and liquidity problems, were the worst performing Emerging
THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE IFC GLOBAL TOTAL RETURN REGIONAL OR COUNTRY INDICES AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

                                                                   -------------
                                                                    43

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

CHART 1

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MSCI Emerging Markets Indices
Performance ($US)
12 Months to December 31, 1996
Korea                              -38.40%
Thailand                           -38.00%
South Africa                       -20.10%
Pakistan                           -19.40%
Chile                              -16.40%
Sri Lanka                          -16.30%
Jordan                             -11.40%
Israel                              -3.90%
India                               -3.80%
Peru                                -2.80%
Greece                               1.40%
Colombia                             6.60%
Philippines                         15.10%
Mexico                              16.10%
Argentina                           16.80%
Malaysia                            24.50%
Indonesia                           25.40%
Hong Kong                           28.90%
Turkey                              31.90%
Portugal                            32.30%
Brazil                              38.00%
Taiwan                              38.90%
Poland                              57.20%
Venezuela                          127.90%

                                PERFORMANCE       VALUATION
                                   1996       12 MONTH TRAILING
                                     %         PRICE/EARNINGS
                                -----------   -----------------
MSCI U.S......................     21.4             19.3x
MSCI EAFE.....................      4.4             25.8x
MSCI EMF......................      3.9             16.2x
EMF Asia......................      1.6             19.1x
EMF Europe/Middle East........     11.3             13.0x
EMF Latin America.............     18.9             14.1x

Source: MSCI

Markets of 1996, off 38.0% and 38.4% respectively. India had a very strong first quarter, rallying 11.5%, but lost virtually all the gain to end the year down 3.8%.

The largest contributors to the Fund's out-performance, relative to the benchmark, came from Brazil, Turkey, Russia and Hong Kong -- all overweight positions. Underweights in Thailand, South Africa and Chile also added to performance. Being underweight Malaysia however and overweight India and Israel all had negative impacts. Stock selection was extremely positive in Brazil and Mexico.

There are several reasons to be optimistic about the outlook for the emerging markets in 1997. First, as a group, the emerging economies are in much better financial shape than three years ago when the Federal Reserve began to raise interest rates. Major inroads have been made on inflation, leaving scope for interest rates to continue to decline in the majority of emerging markets, despite the path of U.S. rates. Inflation in the OECD economies is expected to increase during 1997, but in Latin America and emerging Europe it is forecasted to steadily decline. Only in Asia is there expected to be an increase in inflation, but even here it is from a very low base. One clear signal of successful economic strengthening has been the performance of emerging markets debt. Reacting to the numerous credit upgrades and improved economic management, emerging market debt was the best performing asset class during 1996. Emerging market stocks, on the other hand, have lagged both developed markets and debt, and emerging market equity performance has yet to reflect the fundamental improvements.

Second, foreign direct investment (FDI) in the emerging markets is running in excess of $100 billion per annum underpinning future growth prospects for these economies. Foreign reserves of the emerging economies -- currently around $700 billion -- have doubled since 1993 and are now almost equal to the aggregate reserves of the industrialized countries. In addition, portfolio flows which, by nature, have shorter time horizons than FDI have also picked up from the hiatus following the Mexican peso crisis suggesting confidence is returning. We expect portfolio flows to total approximately $30 billion in 1997. At their peak in 1993, almost $1 billion per week was being invested in the emerging markets.

Third, on a valuation basis, the emerging markets (see Table 1) sell at a 16.2 times trailing price to earnings ratio, which is lower than 1991 levels of valuation and compare very favorably with the U.S. and international EAFE markets. During the last two years, global financial markets have focused on the bull market in the U.S., but the emerging markets have made tremendous fundamental progress and are laggards in performance terms.

While the economic picture for the emerging markets overall continues to improve, there are still hurdles to be overcome in individual countries. Some of the emerging markets have to make progress on reducing their government deficits (India, Pakistan, Brazil, and Russia) and on their current account deficits (Thailand and Turkey). In aggregate, however, the outlook is for continued progress to be made by all these countries on their deficits. We anticipate that the emerging markets will do well, relative to other asset classes in 1997, based on their good value, continued premium earnings growth prospects and their persistence in improving their economic standing in the world.

Madhav Dhar
PORTFOLIO MANAGER

Marianne L. Hay
PORTFOLIO MANAGER

January 1997

----------44

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------

COMMON STOCKS (90.4%)
  ARGENTINA (2.6%)
           36,212   Quilmes Industrial S.A. ADR......................  $    290
           23,327   Telecom Argentina S.A. ADR.......................       942
           55,385   Telefonica de Argentina S.A. ADR.................     1,433
           28,740   YPF S.A. ADR.....................................       725
                                                                       --------
                                                                          3,390
                                                                       --------
  BRAZIL (7.4%)
       (a,e)2,900   Bompreco Supermercados Norde GDR.................        52
       (a,e)2,140   Centrais Electricas de Santa Catarina S.A. GDR...       194
        7,181,000   Eletrobras.......................................     2,571
        (a)26,615   Eletrobras ADR...................................       476
       (a)414,000   Light............................................       147
          667,000   Lightpar.........................................       162
           17,885   Multicanal Participacoes S.A. ADR................       229
        (e)20,381   Pao de Acucar ADR................................       355
       28,258,000   Telebras PN......................................     2,026
           38,615   Telebras PN ADR..................................     2,954
       (a)948,397   Telesp...........................................       205
            5,020   Vale do Rio Doce ADR.............................        99
                                                                       --------
                                                                          9,470
                                                                       --------
  CHILE (0.4%)
           13,655   Cia Cervecerias Unidas S.A. ADR..................       220
           15,509   Santa Isabel S.A ADR.............................       351
                                                                       --------
                                                                            571
                                                                       --------
  CHINA (0.5%)
       (a)456,000   Guangshen Railway Company Ltd. 'H'...............       197
        2,056,000   Yizheng Chemical Fibre Co. 'H'...................       500
                                                                       --------
                                                                            697
                                                                       --------
  COLOMBIA (0.1%)
          215,412   Banco de Colombia................................        89
                                                                       --------
  EGYPT (1.7%)
            7,916   Ameriyah Cement Co...............................       149
            3,443   Commercial International Bank....................       520
        (a)24,250   Commercial International Bank GDR................       342
            9,170   Eastern Tobacco..................................       142
         (a)1,895   Egypt American Bank..............................        84
         (a)5,775   Egyptian Finance & Industrial....................       183
        (a)10,800   General Silo Storage.............................       159
           10,475   Helwan Portland Cement...........................       185
         (a)1,600   Madinet Housing & Development....................       181
            1,950   North Cairo Flour Mills..........................        77
            7,375   Tora H. Portland Cement..........................       149
                                                                       --------
                                                                          2,171
                                                                       --------
  GREECE (0.0%)
           16,500   Aegek............................................        61
                                                                       --------
  HONG KONG (10.3%)
        (a)65,000   Asia Satellite Telecommunications Holdings
                      Ltd............................................       151
          152,000   Cheung Kong Holdings Ltd.........................     1,351
       (a)144,000   Cheung Kong Infrastructure Holdings..............       382
          531,700   China International Marine Containers Ltd........       619

                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------

          413,000   China Resources Beijing Land.....................  $    261
          580,000   China Resources Enterprises Ltd..................     1,305
          259,000   Citic Pacific Ltd................................     1,503
          402,000   Cosco Pacific Ltd................................       468
            6,000   Guangshen Railway Co., Ltd. ADR..................       124
           21,000   Hang Seng Bank Ltd...............................       255
           67,000   Henderson Land Development Co., Ltd..............       676
           63,000   Hong Kong Ferry Holdings.........................       123
          212,800   Hong Kong Telecommunications Ltd.................       342
          214,000   Hutchison Whampoa Ltd............................     1,681
          222,000   New World Development Co., Ltd...................     1,500
        (a)33,000   Shanghai Industrial Holdings Ltd.................       120
           81,000   Sun Hung Kai Properties Ltd......................       992
           78,000   Swire Pacific Ltd. 'A'...........................       744
     (a)1,454,000   Tingyi Holdings Co...............................       381
          756,000   Zhenhai Refining and Chemical Co.................       278
                                                                       --------
                                                                         13,256
                                                                       --------
  HUNGARY (0.6%)
            3,601   BorsodChem Rt. GDR...............................        89
         (a)3,300   Cofinec GDR......................................        99
           16,416   MOL Magyar Olaj-es Gazipari Rt. GDR..............       208
            2,490   Pannonplast Rt...................................        92
           14,700   Tiszai Vegyi Kombinat Rt.........................       168
        (a)15,450   Tiszai Vegyi Kombinat Rt. GDR....................       177
                                                                       --------
                                                                            833
                                                                       --------
  INDIA (9.0%)
           12,369   Century Textiles & Industries GDR................       631
       (e)157,950   E.I.D. Parry (India) Ltd. GDR....................       217
          201,600   Great Eastern Shipping GDR.......................     1,104
          100,000   Gujarat Ambuja Cement GDR........................       825
          214,816   Gujarat Narmada Valley Fertilizers Co., Ltd......       832
          504,000   Hindustan Development Corp., Ltd.................       151
           75,000   India Cements Ltd. GDR...........................       195
           22,000   Indian Rayon & Industries GDR....................       160
       (e)108,750   Indo Rama Synthetics Ltd. GDR....................       761
          160,000   ITC Ltd. GDS.....................................     1,339
         (e)4,480   JCT Ltd. GDR.....................................         9
          230,750   JK Corp. GDR.....................................       231
           50,000   Mahindra & Mahindra Ltd. GDR.....................       587
     (a,g)186,045   Morgan Stanley India Investment Fund, Inc........     1,767
           58,500   Raymond Ltd. GDR.................................       351
        (a)29,250   Raymond Ltd. GDR (New)...........................       176
       (a)280,000   Sanghi Polyester Ltd. GDR........................       455
          317,000   SIV Industries GDR...............................       634
           23,750   Tata Engineering and Locomotive Co., Ltd. GDR....       205
          282,600   Tube Investments of India Ltd....................       495
           20,000   Tube Investments of India Ltd. (Bonus Shares)....        35
           60,550   United Phosphorus Ltd. GDR.......................       424
                                                                       --------
                                                                         11,584
                                                                       --------
  INDONESIA (7.5%)
          329,000   Astra International (Foreign)....................       906
       (d)854,520   Bank International Indonesia (Foreign)...........       841

                                                               -----------------
                                                                    45
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------

INDONESIA (CONT.)

       (d)456,500   Bimantara Citra (Foreign)........................  $    609
     (a,d)652,500   Daya Guna Samudera (Foreign).....................       760
       (d)288,000   Gudang Garam (Foreign)...........................     1,244
       (d)309,000   Hanjaya Mandala Sampoerna (Foreign)..............     1,648
       (d)501,203   Indah Kiat Pulp & Paper (Foreign)................       366
       (d)236,996   Sorini Corp. (Foreign)...........................       110
     (d)1,797,000   Telekomunikasi (Foreign).........................     3,100
                                                                       --------
                                                                          9,584
                                                                       --------
  ISRAEL (2.5%)
           11,250   Elbit Ltd........................................        81
        (a)37,499   Elbit Medical Imaging Ltd........................       156
        (a)37,499   Elbit Systems Ltd................................       287
              680   First International Bank of Israel Ltd. '1'......        75
            4,465   First International Bank of Israel Ltd. '5'......       515
        (a)94,327   Israel Land Development Co., Ltd.................       346
            2,100   Koor Industries Ltd..............................       183
           16,500   Koor Industries Ltd. ADR.........................       280
           91,800   Osem Investment Ltd..............................       516
           31,800   Super Sol Ltd....................................       779
                                                                       --------
                                                                          3,218
                                                                       --------
  KOREA (7.4%)
        (a)37,900   Cho Hung Bank Co., Ltd. GDR......................       284
      (a,d)15,195   Cho Hung Bank Co., Ltd. (Foreign)................       125
       (a,d)2,460   Chosun Brewery Co., Ltd. (Foreign)...............        64
       (a)139,960   Hanwha Chemical Corp.............................     1,085
      (a,d)30,250   Housing & Commercial Bank (Foreign)..............       460
           29,993   Hyundai Engineering & Construction Co.
                      (Foreign)......................................       696
        (a)29,800   Kookmin Bank GDR.................................       542
        (a)20,280   Korea Electric Power (Foreign)...................       590
        (a)21,000   Korea Exchange Bank..............................       190
           44,414   Korea Mobile Telecommunications Corp. ADR........       572
        (a)(d)894   Korea Mobile Telecommunications Corp.
                      (Foreign)......................................       893
        (a)12,180   LG Information & Communication (Foreign).........       778
         (a)2,740   LG Information & Communication (Foreign) (New)...       194
           11,070   Pohang Iron & Steel Ltd. ADR.....................       224
         (d)2,800   Pohang Iron & Steel Ltd. (Foreign)...............       161
      (a,e)15,920   Samsung Electronics Co. GDS......................       659
        (d)16,045   Samsung Electronics Co. (Foreign)................       950
       (a,d)1,315   Samsung Electronics RFD..........................        78
        (d)32,845   Shinhan Bank Co., Ltd. (Foreign).................       528
        (a)18,380   Ssangyong Oil Refining Co........................       402
                                                                       --------
                                                                          9,475
                                                                       --------
  MEXICO (10.0%)
           59,220   Apasco S.A. de C.V...............................       406
       (a)384,080   Banacci 'B'......................................       810
       (a)193,888   Banacci 'L'......................................       368
          379,782   Cemex 'CPO'......................................     1,358
           68,884   Cemex S.A. de C.V. ADR...........................       495
       (a)193,050   Cifra S.A. de C.V. 'B'...........................       236
       (a)207,075   Cifra S.A. de C.V. 'C'...........................       252
                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------

        (a)20,780   Desc S.A. de C.V. ADR............................  $    457
        (a)13,315   Empresas ICA Sociedad Controladora S.A. de
                      C.V............................................       195
          749,010   Formento Economico Mexicano S.A. 'B'.............     2,565
        (a)46,202   Gruma S.A. 'B'...................................       281
       (a,e)7,475   Gruma S.A. GDR...................................       181
          104,805   Grupo Carso S.A..................................       552
        (e)34,750   Grupo Carso S.A. ADR.............................       365
       (a)769,142   Grupo Financiero Bancomer S.A. 'B'...............       307
     (a,e)139,975   Grupo Financiero Bancomer S.A. 'B' ADR...........     1,137
          205,319   Grupo Industrial Maseca S.A. de C.V. 'B'.........       259
        (a)87,143   Grupo Televisa S.A. GDR..........................     2,233
            7,363   Pan American Beverages, Inc. 'A'.................       345
                                                                       --------
                                                                         12,802
                                                                       --------
  PAKISTAN (2.8%)
          720,000   Fauji Fertilizer Co., Ltd........................     1,212
       (a)181,500   Karachi Electric.................................        85
       (a)150,000   Nishat Mills Ltd.................................        60
           51,870   Pakistan State Oil Co., Ltd......................       335
     (a)2,612,500   Pakistan Telecommunication Co....................     1,636
       (a)399,000   Sui Northern Gas Pipelines.......................       304
                                                                       --------
                                                                          3,632
                                                                       --------
  PERU (0.3%)
           20,310   Telefonica del Peru S.A. ADR.....................       383
                                                                       --------
  PHILIPPINES (2.2%)
          378,637   Ayala Land, Inc. 'B'.............................       432
       (a)604,300   DMCI Holdings, Inc...............................       396
        2,433,800   JG Summit Holding 'B'............................       685
           97,370   Manila Electric 'B'..............................       796
            8,490   Philippine Long Distance Telephone ADR...........       467
                                                                       --------
                                                                          2,776
                                                                       --------
  POLAND (1.9%)
           12,500   Bank Rozwoju Eksportu S.A........................       375
            1,296   Bank Slaski S.A..................................       132
        (a)15,750   Debica S.A.......................................       352
            1,800   E. Wedel S.A.....................................        88
           41,100   Elektrim S.A.....................................       373
         (a)8,000   Fabryka Kotlow Rafako S.A........................        45
           48,000   Mostostal-Export.................................       114
           69,000   Polifarb Wroclaw S.A.............................       390
           32,000   Wielkopolski Bank Kredytowy......................       216
            7,700   Zywiec...........................................       357
                                                                       --------
                                                                          2,442
                                                                       --------
  RUSSIA (7.3%)
    (a)16,130,000   Edinaya Energetiches.............................     1,468
        (a)51,000   Gazprom ADR......................................       880
    (a)10,372,000   Irkutskenergo....................................     1,374
          110,000   Lukoil Holdings..................................     1,243
         (e)6,635   Lukoil Holdings ADR..............................       303
        1,650,000   Moscow Energy (Mosenergo)........................     1,683
       (a)409,000   Rostelekom.......................................       990
           (a)600   Storyfirst Communications........................     1,500
                                                                       --------
                                                                          9,441
                                                                       --------

----------46
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------
  SINGAPORE (0.4%)
       (a)186,000   Want Want Holdings...............................  $    489
                                                                       --------
  SOUTH AFRICA (4.1%)
               66   Anglo American Industrial Corp., Ltd.............         2
           70,173   Bidvest Group Ltd................................       364
           28,500   Drifontein Consolidation Ltd.....................       300
          167,700   Gencor Ltd.......................................       609
        (g)34,265   Morgan Stanley Africa Investment Fund, Inc.......       467
          302,500   Sasol Ltd........................................     3,589
                                                                       --------
                                                                          5,331
                                                                       --------
  TAIWAN (2.1%)
          160,950   Cathay Life Insurance Co., Ltd...................     1,024
          363,000   China Steel Corp.................................       341
          141,000   Formosa Plastics Corp............................       354
       (a)158,000   Pacific Construction.............................       135
       (a)204,000   Siliconware Precision Industries Co..............       430
          279,590   Yang Ming Marine Transport.......................       370
                                                                       --------
                                                                          2,654
                                                                       --------
  THAILAND (5.0%)
          122,100   Advanced Information Services Co., Ltd.
                      (Foreign)......................................     1,143
          153,400   Bangkok Bank Co., Ltd. (Foreign).................     1,483
          233,000   Finance One Co., Ltd. (Foreign)..................       473
         (d)8,300   Shinawatra Computer Co., Ltd.....................       100
        (d)95,140   Shinawatra Computer Co., Ltd. (Foreign)..........     1,150
          161,900   Siam Commercial Bank Co., Ltd. (Foreign).........     1,174
          138,000   Thai Farmer's Bank Public Co. (Foreign)..........       861
                                                                       --------
                                                                          6,384
                                                                       --------
  TURKEY (3.5%)
          380,000   Aksa Akrilik Kimya Sanayii A.S...................        52
        2,820,500   Arcelik A.S......................................       286
        4,185,000   Bossa Ticaret Ve Sanayii Isletmeleri T.A.S.......       351
        1,545,750   Ege Biracilik Ve Malt Sanayii....................       331
        3,600,000   Erciyas Biracilik Ve Malt Sanayii................       390
       14,150,000   Eregli Demir Ve Celik Fabrikalari T.A.S..........     1,696
        4,389,000   Guney Biraculik Ve Malt Sana.....................       279
        7,776,000   Sabah............................................       100
          626,998   Tat Konserve.....................................        94
       11,900,000   Turkiye Garanti Bankasi..........................       538
       17,338,000   Yapi Ve Kredi Bankasi A.S........................       432
                                                                       --------
                                                                          4,549
                                                                       --------
  VENEZUELA (0.3%)
           11,510   Cia Anonima Nacional Telefonos de Venezuela
                      ADR............................................       324
                                                                       --------
  ZIMBABWE (0.5%)
           92,200   Delta Corp.......................................       323
          258,900   Meikles Africa Ltd...............................       382
                                                                       --------
                                                                            705
                                                                       --------
TOTAL COMMON STOCKS (COST $124,062)..................................   116,311
                                                                       --------
PREFERRED STOCKS (7.8%)
  BRAZIL (NON-VOTING STOCKS) (7.1%)
      194,383,584   Banco Bradesco...................................     1,409
  (a,d)11,156,000   Banco Nacional...................................        --
                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------
        3,435,099   Brahma...........................................  $  1,878
       13,195,110   Cia Energetica de Minas Gerais...................       449
            2,100   Cia Energetica de Minas Gerais GDR...............        71
          790,000   Coteminas........................................       252
           10,400   Eletrobras.......................................       193
        4,562,000   Eletrobras 'B'...................................     1,695
          166,000   Investimentos Itausa S.A.........................       125
        2,465,200   Itaubanco........................................     1,068
        4,660,000   Pao de Acucar....................................        83
        7,427,000   Petrobras........................................     1,183
        7,390,390   Telebras PN......................................       569
          789,000   Telesp...........................................       171
                                                                       --------
                                                                          9,146
                                                                       --------
  RUSSIA (0.7%)
       (a)450,000   Rostelecom.......................................       832
                                                                       --------
TOTAL PREFERRED STOCKS (COST $8,813).................................     9,978
                                                                       --------

           NO. OF
           RIGHTS
-----------------

RIGHTS (0.0%)
  POLAND (0.0%)
        (a)48,000   Mostostal-Export, expiring 3/14/97 (COST $0).....         2
                                                                       --------

           NO. OF
         WARRANTS
-----------------

WARRANTS (0.0%)
  THAILAND (0.0%)
      (a,d)14,487   Thai Farmer's Bank Public Co., expiring 9/15/02
                      (COST $14).....................................        --
                                                                       --------

             FACE
           AMOUNT
            (000)
-----------------

FOREIGN GOVERNMENT BONDS (1.1%)
  BULGARIA (1.1%)
$           1,250   Bulgaria Discount Bond, 'A', (Euro) 6.688%,
                      7/28/24........................................       710
         (d)2,000   Bulgaria Front Loaded Interest Reduction Bond,
                      'A', 2.25%, 7/28/12............................       769
                                                                       --------
TOTAL FOREIGN GOVERNMENT BONDS (COST $1,408).........................     1,479
                                                                       --------
CONVERTIBLE DEBENTURE (0.1%)
  INDIA (0.1%)
              120   Tata Iron & Steel Co. 2.25%, 4/1/99 (COST
                      $125)..........................................       109
                                                                       --------
TOTAL FOREIGN SECURITIES (99.4%) (COST $134,422).....................   127,879
                                                                       --------
SHORT-TERM INVESTMENT (0.3%)
    REPURCHASE AGREEMENT (0.3%)
              370   Chase Securities, Inc., 5.95%, dated 12/31/96,
                      due 1/2/97, to be repurchased at $370,
                      collateralized by $320 U.S. Treasury Bonds,
                      8.125%, due 8/15/21, valued at $370 (COST
                      $370)..........................................       370
                                                                       --------
TOTAL INVESTMENT IN SECURITIES (99.7%) (COST $134,792)...............   128,249
                                                                       --------

                                                               -----------------
                                                                    47
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                          VALUE
                                                                          (000)
-------------------------------------------------------------------------------

FOREIGN CURRENCY (2.1%)
   ARP         14   Argentine Peso...................................  $     14
   BRL        254   Brazilian Real...................................       244
  COP       4,308   Colombian Peso...................................         4
   EGP         33   Egyptian Pound...................................        10
   HKD      1,770   Hong Kong Dollar.................................       229
  IDR      25,850   Indonesian Rupiah................................        11
   KRW      7,198   Korean Won.......................................         9
  PKR      20,685   Pakistani Rupee..................................       516
   PHP        224   Philippine Peso..................................         9
   PLZ         56   Polish Zloty.....................................        19
   ZAR      7,794   South African Rand...............................     1,666
    TWD       856   Taiwan Dollar....................................        31
  TRL     572,500   Turkish Lira.....................................         5
                                                                       --------
TOTAL FOREIGN CURRENCY (COST $2,767).................................     2,767
                                                                       --------

                                                                          VALUE
                                                                          (000)
-------------------------------------------------------------------------------

TOTAL INVESTMENTS (101.8%) (COST $137,559)...........................  $131,016
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.8%)........................    (2,376)
                                                                       --------
NET ASSETS (100%)....................................................  $128,640
                                                                       --------
                                                                       --------

---------------

(a)   --  Non-income producing.
(d)   --  Securities (totaling $13,956 or 10.8% of net assets at December 31,
          1996) valued at fair value -- see note A-1 to financial statements.
(e)   --  144A Security -- certain conditions for public sale may exist.
(g)   --  The Fund is advised by an affiliate.
ADR   --  American Depositary Receipt.
GDR   --  Global Depositary Receipt.
GDS   --  Global Depositary Shares.
RFD   --  Ranked for Dividend

--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of forward foreign currency exchange contracts open at December 31, 1996, the Fund is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                                IN EXCHANGE
TO DELIVER      VALUE     SETTLEMENT         FOR                      NET UNREALIZED
   (000)        (000)        DATE           (000)       VALUE (000)  GAIN (LOSS) (000)
-----------     -----     -----------  ---------------     -----     -----------------
BRL   185     $     178       1/2/97      $     178      $     178       $      --
                  -----                                      -----           -----
                  -----                                      -----           -----

---------------

BRL   --  Brazilian Real

--------------------------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                                                                 VALUE     PERCENT OF
INDUSTRY                                                                         (000)     NET ASSETS
-----------------------------------------------------------------------------  ---------  -------------
Finance......................................................................  $  26,055         20.3%
Services.....................................................................     25,105         19.5
Consumer Goods...............................................................     24,216         18.8
Materials....................................................................     15,008         11.7
Energy.......................................................................     14,774         11.5
Multi-Industry...............................................................     11,296          8.8
Capital Equipment............................................................      9,646          7.5
Foreign Government Bonds.....................................................      1,479          1.1
Gold Mines...................................................................        300          0.2
                                                                               ---------          ---
                                                                               $ 127,879         99.4%
                                                                               ---------          ---
                                                                               ---------          ---

----------48
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1996)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods/Construction       7.4%
Consumer--Cyclical              31.5%
Consumer--Staples               31.3%
Diversified                      7.9%
Energy                           0.5%
Finance                         11.5%
Materials                        0.7%
Technology                       3.6%
Other                            5.6%

                                      TOTAL RETURNS**
                          ---------------------------------------
                                 YTD            SINCE INCEPTION+
                          -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE
-----------------------------------------------------------------
Class A Shares             8.71%     14.13%     31.02%     37.55%
-----------------------------------------------------------------
Class B Shares             8.72%     13.72%     31.68%     36.68%
-----------------------------------------------------------------
Class C Shares            12.73%     13.73%     35.59%     36.59%
-----------------------------------------------------------------
Lipper Capital
Appreciation Index         N/A       11.70%      N/A       22.96%
-----------------------------------------------------------------
S&P 500 Index              N/A        4.27%      N/A       14.97%
-----------------------------------------------------------------

 * The returns above with sales charge are calculated using the 4.75% sales charge for Class A shares, the 5% contingent deferred sales charge for Class B shares, and the 1% contingent deferred sales charge for Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
+ The Fund commenced operations on January 1, 1996.
The Lipper Capital Appreciation Index is a composite of mutual funds managed for maximum capital gains. The S&P 500 Index is an unmanaged index of common stocks. The S&P 500 Index assumes dividends are reinvested.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS

                                                       PERCENT OF
SECURITY                           INDUSTRY            NET ASSETS
-------------------------  -------------------------  -------------
RJR Nabisco Holdings           Consumer--Staples            14.6%
 Corp.
HFS, Inc.                     Consumer--Cyclical            11.2%
Philip Morris Cos., Inc.       Consumer--Staples             8.7%
Campbell Soup Co.              Consumer--Staples             5.2%
United Technologies Corp.           Capital                  5.2%
                              Goods/Construction

TOP FIVE SECTORS
                         VALUE     PERCENT OF
INDUSTRY                 (000)     NET ASSETS
---------------------  ---------  ------------
Consumer--Cyclical     $   6,039        31.5%
Consumer--Staples          6,025        31.3%
Finance                    2,193        11.5%
Diversified                1,518         7.9%
Capital
 Goods/Construction        1,432         7.4%

The objective of the Aggressive Equity Fund is to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities. Equity and equity-linked securities include common and preferred stock, convertible securities, rights and warrants to purchase common stock, options, futures and specialty securities. The Fund is allowed to sell securities short.

For the six-month period ended December 31, 1996, the Fund had a total return exclusive of sales charge of 14.13% for the Class A shares, 13.72% for the Class B shares, and 13.73% for the Class C shares, and a total return with sales charge of 8.71% for the Class A shares, 8.72% for the Class B shares, and 12.73% for the Class C shares, as compared to 11.70% for the Lipper Capital Appreciation Index and 4.27% for the S&P 500 Index for the same period. For the period from inception on January 2, 1996 through December 31, 1996, the Fund had a total return exclusive of sales charge of 37.55% for the Class A shares, 36.68% for the Class B shares and 36.59% for the Class C shares and a total return with sales charge of 31.02% for the Class A shares, 31.68% for the Class B shares and 35.59% for the Class C shares compared to 22.96% for the Lipper Capital Appreciation Index and 14.97% for the S&P 500 Index.

For the latter part of 1996 and going into 1997 the Fund has maintained a barbell approach with exposure to large capitalization stable growth stocks (mainly tobacco) at the one extreme, and high beta growth issues (generally mid capitalization consumer cyclical issues) at the other extreme. Our investment strategy is to take a substantial position (up to 25% in a single name) when we have very high conviction in the business fundamentals and stock price potential of a holding.

Throughout 1996 the largest holding in the Fund has been Philip Morris. By taking advantage of periodic selling panics caused by ubiquitous news headlines regarding litigation and political risk, we were able to greatly enhance our returns in the stock. For example, in April of 1996, with Philip Morris down about 5% on the year and trading at $85 against a market that was up about 10%, we took Philip Morris stock to about 22% of the portfolio. By August, the stock had hit $107 as litigation concerns had eased and investors focused more on the company's strong growth fundamentals. We had reduced our Philip Morris holding to about a 4% position when, in early August, the industry had a setback and lost the first round of a product liability court case. The stock plunged back into the $80's, a huge overreaction in our view, and we subsequently went back to about a 15% weighting.

At December 31, 1996, Philip Morris stock at $113 represented about 9% of our portfolio and RJR represented about 15%. RJR stock has not bounced back as strongly as Philip Morris; business is strong, estimates are rising and we believe the company may both raise its dividend and announce a THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                                   -------------
                                                                    49

                                 MORGAN STANLEY
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

"WHILE WE ARE LARGE CAP MANAGERS . . . AT THE MARGIN WE FEEL THAT THERE ARE CURRENTLY MANY OPPORTUNITIES IN SECONDARY STOCKS."
major share repurchase in late February/early March. Our combined positions in Philip Morris, RJR Nabisco and Consolidated Cigar total about 25%. While the group will clearly be subject to bouts of selling pressure since the industry is under attack from a number of directions, we nonetheless believe the tobacco stocks are in the midst of a multi-year trend of upward revaluation. Combined with strong underlying growth fundamentals, this creates a powerful investment opportunity which we feel many growth investors are missing.

As we enter 1997, the S&P 500 Index has outperformed the vast majority of active managers for three consecutive years. Also, the index has outpaced the earnings growth of the companies whose stocks are in it. One could argue that there are many positive factors driving the United States markets higher and that these factors could persist: stable interest rates, solid economic growth without inflationary pressures, the opening up of emerging markets, the acceptance of shareholder value as the key motivator of corporate managements, and the huge flow of cash coming into stocks supported by powerful demographic trends.

Still, there is no doubt that many large cap, "blue chip" stocks, while enjoying tremendous business fundamentals, have outperformed their own businesses. Take General Electric as an example; in 1996, the stock was up 40%, while EPS grew about 15%. Another example would be Merck, a stock up 77% in 1995 and 24% in 1996, with EPS in those two years up only 12% and 20%.

Our guess is that active managers will have an easier time beating the index this year. This would be more likely to occur if smaller company stocks do well. While we are large cap managers and continue to feel very comfortable with many large cap names, at the margin we feel that there are currently many opportunities in secondary stocks, especially high beta growth issues that have missed the recent market move, but where fundamentals are intact. Examples include HFS, Gtech, International Game Technology, Cracker Barrel, Petsmart and Clear Channel Communications.

HFS is a great example of what we look for in a stock, and it is one of our largest holdings currently. At $60, the stock has corrected 25% from its mid-1996 and all-time high. During this period of stock price weakness, consensus earnings expectations for 1997 have risen about 17% (from $2.20 in EPS to $2.57). Moreover, we believe strongly that estimates will rise several more times over the next few months and HFS will earn at least $2.80 per share in 1997. Driven by strong business trends, free cash flow generation and additional acquisitions, we think HFS will earn $3.50 to $4.00 per share in 1998, up sharply from 1997 and well above the $3.25 consensus estimate.

HFS is a conglomerate put together by CEO Henry Silverman, following his LBO and subsequent IPO of several hotel franchises, including Ramada, Howard Johnson and Days Inn. Since HFS owns management and franchise rights to these brands, as opposed to bricks and mortar, the company generates significant free cash flow. Mr. Silverman used this free cash flow to help finance the purchase of other franchises, beginning two years ago with Century 21 and including Coldwell Banker, Avis, RCI (the largest timeshare exchange company) and finally PHH, a company which specializes in corporate relocation. Separately, each business has solid growth prospects, some great and some only fair. But together, they form a huge network of customer transactions, access to which the company is selling back to corporate America. This in turn creates massive additional fee income for HFS , enhances the market position of its businesses, and gives HFS an advantage in competing for acquisitions.

At $60, HFS stock trades at 21 times our estimate of 1997 earnings. But free cash flow is about $0.80 above started earnings, so the multiple of free cash flow is only 17 times. In other words, the stock's free cash flow yield is 6%. Looking out to 1998, the free cash flow yield is 7.6%. We think this is extremely compelling because HFS's savvy and shareholder driven management team will look to leverage their big free cash flow ($600 million and $800 million in 1997 and 1998, respectively) through additional acquisitions.

Other large holdings include Campbell Soup, United Technologies, K-III and Loews. At December 31, 1996 the Fund held 39 issues and 6% in cash.

Kurt A. Feuerman
PORTFOLIO MANAGER

January 1997

----------50

                                 MORGAN STANLEY
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

COMMON STOCKS (94.4%)
  CAPITAL GOODS/CONSTRUCTION (7.4%)
    AEROSPACE & DEFENSE (7.4%)
       4,400   Gulfstream Aerospace Corp........................  $    107
       7,800   Loral Space & Communications.....................       143
       2,900   McDonnell Douglas Corp...........................       186
      15,100   United Technologies Corp.........................       996
                                                                  --------
  TOTAL CAPITAL GOODS/CONSTRUCTION..............................     1,432
                                                                  --------
  CONSUMER--CYCLICAL (31.5%)
    BROADCAST--RADIO & TELEVISION (2.9%)
   (a)13,400   Clear Channel Communications, Inc................       484
    (a)2,400   Heftel Broadcasting Corp. 'A'....................        76
                                                                  --------
                                                                       560
                                                                  --------
    ENTERTAINMENT & LEISURE (0.4%)
    (a)2,600   Family Golf Centers, Inc.........................        78
                                                                  --------
    FOOD SERVICE & LODGING (16.3%)
    (a)7,100   Boston Chicken, Inc..............................       255
    (a)4,200   Brinker International, Inc.......................        67
       9,100   Cracker Barrel Old Country Store, Inc............       231
       5,100   Einstein/Noah Bagel Corp.........................       152
      14,700   Food Lion, Inc. 'B'..............................       149
   (a)36,100   HFS, Inc.........................................     2,157
       4,200   Hilton Hotels Corp...............................       110
                                                                  --------
                                                                     3,121
                                                                  --------
    LEISURE RELATED (6.6%)
   (a)18,200   GTECH Holdings Corp..............................       582
      31,000   International Game Technology....................       566
    (a)5,900   WMS Industries, Inc..............................       118
                                                                  --------
                                                                     1,266
                                                                  --------
    PUBLISHING (4.3%)
   (a)76,600   K-III Communications Corp........................       823
                                                                  --------
    RETAIL--GENERAL (1.0%)
    (a)8,400   Petsmart, Inc....................................       184
         400   Stage Stores, Inc................................         7
                                                                  --------
                                                                       191
                                                                  --------
  TOTAL CONSUMER--CYCLICAL......................................     6,039
                                                                  --------
  CONSUMER--STAPLES (31.3%)
    FOOD (5.2%)
      12,500   Campbell Soup Co.................................     1,003
                                                                  --------
    HEALTH CARE SUPPLIES & SERVICE (1.5%)
       3,700   AETNA, Inc.......................................       296
                                                                  --------

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
    TOBACCO (24.6%)
      10,000   Consolidated Cigar Holdings, Inc.................  $    247
      14,800   Philip Morris Cos., Inc..........................     1,667
      82,700   RJR Nabisco Holdings Corp........................     2,812
                                                                  --------
                                                                     4,726
                                                                  --------
  TOTAL CONSUMER--STAPLES.......................................     6,025
                                                                  --------
  DIVERSIFIED (7.9%)
    DIVERSIFIED (7.9%)
       (a)16   Berkshire Hathaway, Inc..........................       546
       8,600   Loews Corp.......................................       810
    (a)4,700   U.S. Industries, Inc.............................       162
                                                                  --------
  TOTAL DIVERSIFIED.............................................     1,518
                                                                  --------
  ENERGY (0.5%)
    (a)2,000   AES Corp.........................................        93
                                                                  --------
  FINANCE (11.5%)
    BANKING (3.6%)
       1,500   Citicorp.........................................       154
       1,983   Wells Fargo Co...................................       535
                                                                  --------
                                                                       689
                                                                  --------
    FINANCIAL SERVICES (4.7%)
       2,700   American Express Co..............................       153
       7,800   Franklin Resources, Inc..........................       533
       2,300   Student Loan Marketing Association...............       214
                                                                  --------
                                                                       900
                                                                  --------
    INSURANCE (3.2%)
       5,900   ACE Ltd..........................................       355
       4,500   PMI Group, Inc...................................       249
                                                                  --------
                                                                       604
                                                                  --------
  TOTAL FINANCE.................................................     2,193
                                                                  --------
  MATERIALS (0.7%)
    CHEMICALS (0.7%)
       3,600   Olin Corp........................................       136
                                                                  --------
  TECHNOLOGY (3.6%)
    COMPUTERS (1.6%)
       2,000   International Business Machines Corp.............       302
                                                                  --------
    ELECTRONICS (2.0%)
       2,900   Intel Corp.......................................       380
                                                                  --------
  TOTAL TECHNOLOGY..............................................       682
                                                                  --------
TOTAL COMMON STOCKS (COST $17,148)..............................    18,118
                                                                  --------

                                                               -----------------
                                                                    51
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1996
                                  (UNAUDITED)

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------

SHORT-TERM INVESTMENT (5.0%)
  REPURCHASE AGREEMENT (5.0%)
$        957   Chase Securities, Inc., 5.95%, dated 12/31/96,
                 due 1/2/97, to be repurchased at $957,
                 collateralized by $940 U.S. Treasury Notes,
                 6.625%, due 7/31/01, valued at $957 (COST
                 $957)..........................................  $    957
                                                                  --------
TOTAL INVESTMENTS (99.4%) (COST $18,105)........................    19,075
OTHER ASSETS IN EXCESS OF LIABILITIES (0.6%)....................       120
                                                                  --------
NET ASSETS (100%)...............................................  $ 19,195
                                                                  --------
                                                                  --------

---------------

(a)   --  Non-income producing.

----------52
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1996)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Apartment                 16.2%
Healthcare                 7.8%
Land                       2.1%
Lodging/Leisure           14.4%
Manufactured Home          5.6%
Office & Industrial       32.3%
Retail                    10.4%
Self Storage               2.7%
Other                      8.5%

                                      TOTAL RETURNS**
                          ---------------------------------------
                                 YTD            SINCE INCEPTION+
                          -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE
-----------------------------------------------------------------
Class A Shares            15.76%     21.53%     21.11%     27.15%
-----------------------------------------------------------------
Class B Shares            18.67%     23.67%     24.28%     29.28%
-----------------------------------------------------------------
Class C Shares            22.65%     23.65%     28.26%     29.26%
-----------------------------------------------------------------
NAREIT Index               N/A       27.58%      N/A       32.33%
-----------------------------------------------------------------

 * The returns above with sales charge are calculated using the 4.75% sales charge for Class A shares, the 5% contingent deferred sales charge for Class B shares, and the 1% contingent deferred sales charge for Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
+ The Fund commenced operations on May 1, 1996.
The NAREIT Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                        PERCENT OF
SECURITY                               INDUSTRY         NET ASSETS
---------------------------------  -----------------  ---------------
Brandywine Realty Trust REIT           Office &               4.8%
                                      Industrial
American General Hospitality        Lodging/Leisure           4.0%
Trizec Hahn Corp.                      Office &               3.9%
                                      Industrial
Meridian Industrial Trust REIT         Office &               3.9%
                                      Industrial
Burnham Pacific Property Trust          Retail                3.8%
 REIT

TOP FIVE SECTORS
                                   PERCENT OF
INDUSTRY                 VALUE     NET ASSETS
---------------------  ---------  ------------
Office & Industrial    $   4,568        32.3%
Apartment                  2,299        16.2%
Lodging/Leisure            2,044        14.4%
Retail                     1,469        10.4%
Healthcare                 1,091         7.8%

The investment objective of the U.S. Real Estate Fund is to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (REITs).

For the six-month period ended December 31, 1996, the Fund had a total return exclusive of sales charge of 21.53% for the Class A shares, 23.67% for the Class B shares and 23.65% for the Class C shares, and a total return with sales charge of 15.76% for the Class A shares, 18.67% for the Class B shares and 22.65% for the Class C shares, as compared to 27.58% for the National Association of Real Estate Investment Trusts (NAREIT) Index.

For the period from inception on May 1, 1996 through December 31, 1996, the Fund had a total return exclusive of sales charge of 27.15% for the Class A shares, 29.28% for the Class B shares and 29.26% for the Class C shares, and a total return with sales charge of 21.11% for the Class A shares, 24.28% for the Class B shares and 28.26% for the Class C shares, as compared with 32.33% for the NAREIT Index.

The U.S. real estate securities markets exceeded the expectations of even the most optimistic analysts during calendar 1996 in terms of total performance, growth in assets and other relevant benchmarks. The NAREIT Equity Index (the "Index") registers a total return of 35.3%, of which approximately 18.9% came in the fourth quarter (and a full 10.4% in the final month alone). In this report we would like to examine a number of the major themes that defined this record-breaking period, to review important developments in each of the major industry sectors that together comprise the real estate business, and lastly to review the Fund's position and strategy as we enter the new year 1997.

INVESTMENT THEMES: CALENDAR 1996

The most important theme of calendar 1996 and the one which certainly dominated the market during the second half of the year was the extraordinary growth of the real estate sector. Driven by rapid appreciation in share prices and a record-setting $9.5 billion in securities offerings, the equity market capitalization of the U.S. REIT industry rose by 53% during 1996 to a year-end total of $87 billion. Total assets of REITs rose 35% to $125 billion. Some analysts now estimate that REITs may comprise as much as 20% of the total commercial real estate owned by institutions in the United States, up from a fraction just a few years ago. Virtually every major real estate investor constituency participated in the market in 1996. Pension funds, which had stuck their toes into the REIT waters for the first time in 1994, came back to REITs in force during the second half of the year. As we write this letter, consultants speak of a record number of pending proposals for pension funds seeking to initiate or expand existing commitments to the REIT industry. Other institutions, such as insurance companies, came to see REITs as a viable alternative during 1996. Perhaps the most noteworthy
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                                   -------------
                                                                    53

                                 MORGAN STANLEY
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

". . . WE CONTINUE TO PURSUE A STRATEGY OF OVER-WEIGHTING THOSE SECTORS THAT OFFER THE BEST UNDERLYING REAL ESTATE FUNDAMENTALS."
convert was The Prudential Insurance Company, which during September 1996 announced the appointment of a senior REIT executive to restructure their $5.5 billion real estate portfolio, in part through an exchange of direct property into REIT shares. And last, and perhaps of greatest import, individuals in 1996 discovered, or, we should say, REDISCOVERED REITs. During the 1970's and 1980's, of course, individual investors were the dominant owners of REIT shares, but with the growth of the industry during the 1990's, institutions led by dedicated REIT funds, came to set trends and pricing in the market. That seemed to change during the second half of 1996, when, following the market turbulence of July, analysts discovered that REITs had provided a measure of downside protection while the broader market indices were falling. The rush was on, and during the following five months investors, including dedicated REIT mutual funds (who received an estimated $2.7 billion) and non-dedicated mutual funds who re-allocated their portfolios to include exposure to the sector, invested heavily in the sector. While it is impossible to tell at this juncture whether this trend will prove to be long-lasting or short-lived, it has made REITs at least temporarily a momentum sector, with funds flows into larger capitalization stocks setting valuation levels for the industry.

The second major theme during 1996 was consolidation. With the proliferation during the past three years in the number of REITs, a certain natural attrition was to be expected. During 1996 this process of consolidation finally began to unfold in a significant way, with 7 completed and 3 announced mergers between public REITs for a total consideration of $6.1 billion. While the long-term results of these transactions will not be known for some time, it does appear at least during the short run that such transactions have had benefits for the acquiring company and, as expected, for shareholders of the acquired company. With much less fanfare, 1996 also witnessed a continuation of the sea change in the consolidation of private real estate companies into public ones through cash offers or property for share exchanges. The net result of both activities, the public and the private mergers and acquisitions, is to begin what will undoubtedly be a multi-year process of consolidating a heretofore highly fragmented industry.

The third theme, and one of at least technical interest to real estate portfolio managers, was a significant shift in the composition of the various REIT indices during 1996. Prior to the most recent year it could be argued with some conviction that the property type or sector weights within the REIT sector did not reflect well the composition of the U.S. real estate industry. At the beginning of 1996, for example, the apartment and retail sectors accounted for roughly 59.2% of the weight of the NAREIT Equity Index, while the NCREIF Index, an index of private real estate, gave those same sectors roughly a 49.5% weighting. Rapid price appreciation in the share prices of office and hotel companies coupled with a heavy slate of securities offerings in those two sectors substantially changed that balance, however. As of December 31, apartment and retail weightings had dropped by 11% (or 6.5 actual percentage points) in the NAREIT Equity Index while the weights of hotel and office combined had risen 65% to 19% (or almost 8 percentage points) of the Index. A preliminary look at expected share offerings for 1997 suggests that we should see more of the same.

The final theme was an intensification of the debate among industry analysts between "value" and "growth" styles of investing. Value investors, as the name implies, focus primarily on underlying property values or cash flow in selecting securities for investment. Growth investors, by contrast, are more likely to focus on momentum in earnings or investor sentiment in stock selection. As alluded to above, 1996 gave reason for optimism to both camps, with the first half of the year favoring "value" and the second half of the year clearly favoring the "growth" camp. As dedicated proponents of value investing, we are clearly biased observers in this ongoing debate, given our approach of selecting securities that offer the best value relative to their underlying net property assets. While we believe fervently in the thesis that efficient markets will, in the long run drive values in the public and private markets to equilibrium, we acknowledge the powerful nature of the recent funds flow momentum that maintains prices of some securities at 30% to 50% premiums to net assets. Over the next twelve months, we will strive to maintain our value discipline, while at the same time not overlooking "growth" companies that are able to create incremental underlying share value through superior property skills.

----------54

                                 MORGAN STANLEY
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

SECTOR REVIEW

A year ago, many real estate analysts proclaimed that 1996 would be a year for stock picking after a year (1995) in which sector selection appeared to have been dominant. The prevalence of sector selection again in 1996 no doubt came as a surprise to many in the industry, as sector bets on the office and hotel sectors again contributed significantly to excess performance. The chart below outlines the total return performance of the various sectors in the real estate industry for calendar years 1995 and 1996:

                                   TOTAL PERFORMANCE
                                  --------------------
              SECTOR                1995       1996
  ------------------------------  --------   ---------
  Apartments                        12.3%       28.4%
  Manufactured Homes                10.7%       34.9%
  Strip Centers                      7.4%       32.8%
  Regional Malls                     3.0%       44.6%
  Outlet Centers                    (2.8%)       3.5%
  Industrial                        15.9%       37.0%
  Office                            38.8%       51.8%
  Self Storage                      34.9%       42.0%
  Triple Net Lease                  31.6%       30.8%
  Hotel                             30.8%       49.2%

As we have written in the past, the securities performance of a sector must reflect in some fashion the performance differentials in the underlying real estate markets. This was no doubt the case again in 1996, as those sectors that generated superior returns generally were those that exhibited on balance the following benign underlying property trends:

    - Strengthening tenant demand
    - Modest levels of new construction (particularly speculative building)
    - Asset values below replacement cost
    - High but declining property yields

Certainly this was the case with the full service hotel market and the office sector, two groups that clearly outperformed during 1996. The outperformance of the regional mall sector is frankly a bit more difficult to explain insofar as underlying tenant demand remains spotty at best, competitive retail construction levels remain robust and property values are in fact declining rather than firming. It would appear in this case that some of the improvement in regional mall retail relates to the fact that as bad as conditions are in this market, they have failed to worsen in 1996, and some of the stronger players now have an opportunity for the first time to purchase assets on an opportunistic basis.

Self storage, manufactured housing and industrial sectors produced returns that approximately matched the overall industry. All three markets are generally in equilibrium today, with a modest upward bias in underlying property values in the face of continuing steady tenant growth and a resumption of selective new development. While the fundamentals for these sectors are unlikely to improve during the next twelve months and may, in certain circumstances, deteriorate, we expect these groups to be market performers overall. Lastly, the strip shopping center, apartment and factory outlet sectors clearly underperformed the REIT market generally, with the outlet REITs bringing up the bottom of industry performance for the second year in a row. While the circumstances of each sector differ in important respects, all three suffer from a pace of new construction that is accelerating and that in most cases match or exceed the level of tenant demand. All three also suffer from a flattening or in some cases a softening of private market investor demand, leading to mediocre valuation trends.

                                                                   -------------
                                                                    55

                                 MORGAN STANLEY
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

INVESTMENT STRATEGY

Against this backdrop, we continue to pursue a strategy of over-weighting those sectors that offer the best underlying real estate fundamentals. Based on our analysis we categorize the sectors as follows:

                UNDERPERFORM
Class A Apartments     Factory Outlets
Strip Shopping         Class B Regional
Centers                Malls
Economy Lodging        Sunbelt
              MARKET PERFORMER
Class B Apartments     Industrial
                       Class A Regional
Self Storage           Malls
Suburban Office        Midwest
                 OUTPERFORM
CBD Office             Manufactured Housing
                       Northeast/Pacific
Full-service Hotels    Coast

Within this framework, we will, as discussed above, continue to select those securities that offer the best value relative to our estimate of their intrinsic asset value.

Finally, on an administrative note, we had been using the NAREIT Equity Index (excluding healthcare REITs) as our primary benchmark. During 1996, NAREIT (the REIT industry association) decided that it would provide calculations for the NAREIT Equity Index and discontinue providing information for the NAREIT Equity Index excluding healthcare. As a result we will alter our primary benchmark to be the NAREIT Equity Index.

Russell Platt
PORTFOLIO MANAGER

Theodore R. Bigman
PORTFOLIO MANAGER

January 1997

----------56

                                 MORGAN STANLEY
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                 VALUE
   SHARES                                                        (000)
----------------------------------------------------------------------

COMMON STOCKS (91.5%)
  APARTMENT (16.2%)
    7,100   Avalon Properties, Inc. REIT.....................  $   204
   14,100   Essex Property Trust, Inc. REIT..................      414
    3,500   Evans Withycombe Residential, Inc. REIT..........       74
   18,000   Irvine Apartment Communities, Inc. REIT..........      450
    9,800   Merry Land & Investment Co., Inc. REIT...........      211
   16,000   Oasis Residential, Inc. REIT.....................      364
   19,800   Paragon Group, Inc. REIT.........................      351
   13,700   South West Property Trust REIT...................      231
                                                               -------
                                                                 2,299
                                                               -------
  HEALTHCARE (7.8%)
 (a)1,100   Assisted Living Concepts, Inc....................       17
      500   Healthcare Realty Trust, Inc.....................       13
    5,600   LTC Properties, Inc..............................      104
   20,800   Nationwide Health Properties, Inc................      505
   13,600   Omega Healthcare Investors, Inc..................      452
                                                               -------
                                                                 1,091
                                                               -------
  LAND (2.1%)
(a)29,500   Atlantic Gulf Communities Corp...................      127
   10,000   Newhall Land & Farming Co., LP...................      169
                                                               -------
                                                                   296
                                                               -------
  LODGING/LEISURE (14.4%)
   23,800   American General Hospitality.....................      565
 (a)4,200   Bristol Hotel Co.................................      133
    4,500   Capstar Hotel Co.................................       88
(a)22,000   Host Marriott Corp...............................      352
(a)31,700   John Q. Hammons Hotels, Inc......................      269
(a)22,500   Servico, Inc.....................................      363
   17,100   Suburban Lodges of America.......................      274
                                                               -------
                                                                 2,044
                                                               -------
  MANUFACTURED HOME (5.6%)
   11,800   Chateau Properties, Inc..........................      313
   17,100   ROC Communities, Inc. REIT.......................      474
                                                               -------
                                                                   787
                                                               -------
  OFFICE & INDUSTRIAL (32.3%)
    INDUSTRIAL (9.1%)
   13,000   Eastgroup Properties REIT........................      356
   26,000   Meridian Industrial Trust REIT...................      546
   19,900   Pacific Gulf Properties, Inc. REIT...............      388
                                                               -------
                                                                 1,290
                                                               -------
    OFFICE (10.4%)
   17,300   Arden Realty Group, Inc..........................      480
 (a)3,500   Koger Equity, Inc................................       66
   14,000   Parkway Co.......................................      364
   24,916   Trizec Hahn Corp.................................      548
                                                               -------
                                                                 1,458
                                                               -------

                                                                 VALUE
   SHARES                                                        (000)
----------------------------------------------------------------------

    OFFICE & INDUSTRIAL (12.8%)
   18,700   Bedford Property Investors, Inc. REIT............  $   327
   34,866   Brandywine Realty Trust REIT.....................      680
    8,000   Duke Realty Investment, Inc. REIT................      308
   20,200   Prentiss Properties Trust........................      505
                                                               -------
                                                                 1,820
                                                               -------
  TOTAL OFFICE & INDUSTRIAL..................................    4,568
                                                               -------
  RETAIL (10.4%)
    FACTORY OUTLET CENTER (0.4%)
    7,900   FAC Realty, Inc..................................       53
                                                               -------
    REGIONAL MALL (4.0%)
    4,500   Taubman Center, Inc. REIT........................       58
   17,300   Urban Shopping Centers, Inc. REIT................      502
                                                               -------
                                                                   560
                                                               -------
    SHOPPING CENTER (6.0%)
   20,800   Alexander Haagen Properties, Inc. REIT...........      307
   35,500   Burnham Pacific Property Trust REIT..............      532
    1,500   IRT Property Co..................................       17
                                                               -------
                                                                   856
                                                               -------
  TOTAL RETAIL...............................................    1,469
                                                               -------
  SELF STORAGE (2.7%)
   12,700   Shurgard Storage Centers, Inc. 'A' REIT..........      376
                                                               -------
TOTAL COMMON STOCKS (COST $11,020)...........................   12,930
                                                               -------

     FACE
   AMOUNT
    (000)
---------

SHORT-TERM INVESTMENT (8.6%)
  REPURCHASE AGREEMENT (8.6%)
$   1,218   Chase Securities, Inc., 5.95%, dated 12/31/96,
              due 1/2/97, to be repurchased at $1,218,
              collateralized by $1,195 U.S. Treasury Notes,
              6.625%, due 7/31/01, valued at $1,218
              (COST $1,218)..................................    1,218
                                                               -------
TOTAL INVESTMENTS (100.1%) (COST $12,238)....................   14,148
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)................      (16)
                                                               -------
NET ASSETS (100%)............................................  $14,132
                                                               -------
                                                               -------

---------------

(a)   --  Non-income producing.
REIT  --  Real Estate Investment Trust.

                                                               -----------------
                                                                    57
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                                HIGH YIELD FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1996)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Aerospace & Defense                  3.6%
Banking                              1.4%
Broadcast--Radio & Television       11.1%
Computers                            2.2%
Diversified                          3.7%
Energy                               2.5%
Environmental Controls               3.6%
Finance                              5.6%
Food Service & Lodging               2.9%
Foreign Government Bonds            11.5%
Forest Products & Paper              2.2%
Gaming & Lodging                     3.0%
Health Care Supplies &
Services                             1.1%
Insurance                            0.3%
Materials                            1.5%
Multi--Industry                      3.2%
Packaging & Container                5.1%
Retail--General                      2.5%
Soap & Toiletries                    2.0%
Telecommunications                  25.6%
Utilities                            1.7%
Other                                3.7%

                                      TOTAL RETURNS**
                          ---------------------------------------
                                 YTD            SINCE INCEPTION+
                          -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE
-----------------------------------------------------------------
Class A Shares             5.05%     10.28%      5.36%     10.61%
-----------------------------------------------------------------
Class B Shares             4.75%      9.75%      4.98%      9.98%
-----------------------------------------------------------------
Class C Shares             8.75%      9.75%      8.98%      9.98%
-----------------------------------------------------------------
CS First Boston
High Yield Index           N/A        8.33%      N/A        9.43%
-----------------------------------------------------------------

 * The returns above with sales charge are calculated using the 4.75% sales charge for Class A shares, the 5% contingent deferred sales charge for Class B shares, and the 1% contingent deferred sales charge for Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
+ The Fund commenced operations on May 1, 1996.
The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS

                                                       PERCENT OF
SECURITY                           INDUSTRY            NET ASSETS
-------------------------  -------------------------  -------------
Republic of Argentina      Foreign Government Bonds          4.1%
Nextel Communications         Telecommunications             4.0%
Viacom, Inc.                  Broadcast--Radio &             3.5%
                                  Television
Time Warner, Inc.                 Diversified                3.4%
DR Securitized Lease
 Trust                              Finance                  3.2%

TOP FIVE SECTORS
                         VALUE     PERCENT OF
INDUSTRY                 (000)     NET ASSETS
---------------------  ---------  ------------
Telecommunications     $   3,800        25.6%
Foreign Government
 Bonds                     1,705        11.5%
Broadcast--Radio &
 Television                1,641        11.1%
Finance                      820         5.6%
Packaging & Container        748         5.1%

The investment objective of the High Yield Fund is to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

For the six-month period ended December 31, 1996, the Fund had a total return exclusive of sales charge of 10.28% for the Class A shares, 9.75% for the Class B shares and 9.75% for the Class C shares and a total return with sales charge of 5.05% for the Class A shares, 4.75% for the Class B shares and 8.75% for the Class C shares, as compared to 8.33% for the CS First Boston High Yield Index. For the period from inception on May 1, 1996 through December 31, 1996, the Fund had total return exclusive of sales charge of 10.61% for the Class A shares, 9.98% for the Class B shares and 9.98% for the Class C shares and a total return with sales charge of 5.36% for the Class A shares, 4.98% for the Class B shares and 8.98% for the Class C shares as compared to 9.43% for the CS First Boston High Yield Index.

The High Yield market performed well for 1996 far outpacing high quality bonds for the calendar year. This performance occurred in the face of ten-year Treasury yields rising nearly eighty-five basis points over the course of the year. This infers that the spread to Treasuries narrowed about one hundred basis points. The strong performance in the high yield market can be traced to the sound economy as was reflected in the outstanding performance of the stock market in 1996.

Several factors helped our Fund outperform the CS First Boston High Yield Index for the period. The communications sector performed very well for the Fund. The entire sector responded favorably when MFS and Worldcom announced they would merge. We were favorably positioned when this announcement was made and continued to add to our positions subsequent to the announcement. This sector also performed well because the securities in it tend to have bullish characteristics. Many of the securities in the sector are zero coupon or deferred pay bonds. Thus, in a rallying high yield market, they tend to outperform.
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

----------58

                                 MORGAN STANLEY
                                HIGH YIELD FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

The cable television sector had a mixed return, performing poorly in the first half of the calendar year and well in the second half. We added to our positions at wide spreads and reaped the benefits as spreads narrowed in the second half. Our exposure to emerging markets also continued to add to performance.

As spreads narrowed over the period, we continually upgraded the quality of the Fund. We believe this will protect the Fund if either the economy weakens or spreads widen generally. We still believe this is the prudent position to take in the current market environment.

Robert Angevine
PORTFOLIO MANAGER

Thomas L. Bennett
PORTFOLIO MANAGER

Stephen F. Esser
PORTFOLIO MANAGER

January 1997

                                                                   -------------
                                                                    59

                                 MORGAN STANLEY
                                HIGH YIELD FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

     FACE
   AMOUNT                                                        VALUE
    (000)                                                        (000)
----------------------------------------------------------------------

CORPORATE BONDS AND NOTES (75.1%)
  AEROSPACE & DEFENSE (2.4%)
$  (e)300   Jet Equipment Trust, Series 1995-D,
              11.44%, 11/1/14................................  $   356
                                                               -------
  BANKING (1.4%)
       75   First Nationwide Bank 9.125%, 1/15/03............       76
   (e)125   First Nationwide Bank 10.625%, 10/1/03...........      134
                                                               -------
                                                                   210
                                                               -------
  BROADCAST--RADIO & TELEVISION (10.3%)
       70   Cablevision Systems Corp. 9.25%, 11/1/05.........       69
      360   Cablevision Systems Corp. 9.875%, 5/15/06........      369
   (n)300   Marcus Cable Co. 0.00% 12/15/05..................      215
      275   Rogers Cablesystems Ltd., 'B', 10.00%, 3/15/05...      293
       60   Rogers Communications, Inc. 9.125%, 1/15/06......       59
      530   Viacom, Inc. 8.00%, 7/7/06.......................      511
                                                               -------
                                                                 1,516
                                                               -------
  COMPUTERS (2.2%)
      230   Advanced Micro Devices, Inc. 11.00%, 8/1/03......      249
       80   Digital Equipment Corp. 8.625%, 11/1/12..........       78
                                                               -------
                                                                   327
                                                               -------
  DIVERSIFIED (0.2%)
   (b)150   Marvel Parent Holdings, Inc. 0.00%, 4/15/98......       21
                                                               -------
  ENERGY (2.5%)
      135   Flores & Rucks 9.75%, 10/1/06....................      142
      120   Nuevo Energy 9.50%, 4/15/06......................      126
    (e)95   Parker Drilling Co. 9.75%, 11/15/06..............       99
                                                               -------
                                                                   367
                                                               -------
  ENVIRONMENTAL CONTROLS (3.6%)
      108   Midland Cogeneration Ventures, Series C-91,
              10.33%, 7/23/02................................      115
      125   Midland Funding II, 'A', 11.75%, 7/23/05.........      138
      250   Norcal Waste Systems, 'B', 13.00%, 11/15/05......      278
                                                               -------
                                                                   531
                                                               -------
  FINANCE (1.4%)
      150   HMC Acquisition Properties, 'B', 9.00%,
              12/15/07.......................................      150
       50   Homeside, Inc. 11.25%, 5/15/03...................       56
                                                               -------
                                                                   206
                                                               -------
  FOOD SERVICE & LODGING (2.9%)
      200   Courtyard By Marriott 10.75%, 2/1/08.............      212
      150   Host Marriott Travel Plaza, 'B', 9.50%,
              5/15/05........................................      156
    (e)65   International Home Foods 10.375%, 11/1/06........       67
                                                               -------
                                                                   435
                                                               -------
  FOREST PRODUCTS & PAPER (2.2%)
      305   SD Warren Co., 'B', 12.00%, 12/15/04.............      328
                                                               -------
  GAMING & LODGING (3.0%)
      210   Boyd Gaming Corp. 9.25%, 10/1/03.................      205
      195   Grand Casinos, Inc. 10.125%, 12/1/03.............      196
       45   Station Casinos, Inc. 9.625%, 6/1/03.............       45
                                                               -------
                                                                   446
                                                               -------

     FACE
   AMOUNT                                                        VALUE
    (000)                                                        (000)
----------------------------------------------------------------------

  HEALTH CARE SUPPLIES & SERVICES (1.1%)
$     100   Fresensius Medical Care 9.00%, 12/1/96...........  $   102
       60   Quest Diagnostic, Inc. 10.75%, 12/15/06..........       63
                                                               -------
                                                                   165
                                                               -------
  INSURANCE (0.3%)
      235   Home Holdings, Inc. 8.625%, 12/15/03.............       52
                                                               -------
  MATERIALS (1.5%)
   (e)215   ISP Holdings, Inc. 9.00%, 10/15/03...............      218
                                                               -------
  MULTI--INDUSTRY (3.2%)
       60   Ivaco, Inc. 11.50%, 9/15/05......................       60
    (e)90   Maxxam Group Holdings 12.00%, 8/1/03.............       91
   (e)110   Tevecap S.A. 12.625%, 11/26/04...................      112
      200   TLC Beatrice International Holdings
              11.50%, 10/1/05................................      212
                                                               -------
                                                                   475
                                                               -------
  PACKAGING & CONTAINER (5.1%)
      250   Gaylord Container Corp. 11.50%, 5/15/01..........      266
       45   Gaylord Container Corp. 12.75%, 5/15/05..........       49
      215   Owens-Illinois, Inc. 11.00%, 12/1/03.............      239
    (e)55   Stone Container Corp. 11.50%, 8/15/06............       57
   (e)130   U.S. Can Corp. 10.125%, 10/15/06.................      137
                                                               -------
                                                                   748
                                                               -------
  RETAIL--GENERAL (2.5%)
   (e)160   Cole National Corp., 9.875%, 12/31/06............      164
      250   Southland Corp., 5.00%, 12/15/03.................      206
                                                               -------
                                                                   370
                                                               -------
  SOAP & TOILETRIES (2.0%)
      335   Revlon Worldwide, 'B', Zero Coupon, 3/15/98......      289
                                                               -------
  TELECOMMUNICATIONS (25.6%)
   (n)300   Brooks Fiber Properties, Inc. 0.00%, 3/1/06......      200
 (e,n)100   Brooks Fiber Properties, Inc. 0.00%, 11/1/06.....       64
      215   Comcast Cellular Corp., 'B', Zero Coupon,
              3/5/00.........................................      155
      105   Comcast Corp. 9.125%, 10/15/06...................      107
      310   Comcast Corp., 'A', 9.375%, 5/15/05..............      322
   (n)450   Echostar Satellite Broadcast 0.00%, 3/15/04......      339
   (e)120   Globo Communicacoes 10.50%, 12/20/06.............      120
      125   IXC Communications, Inc., 'B', 12.50%, 10/1/05...      137
      255   Lenfest Communications 8.375%, 11/1/05...........      244
   (n)590   MFS Communications 0.00%, 1/15/06................      431
   (e)160   Net Sat Servicos LTDA 12.75%, 8/5/04.............      167
   (n)865   Nextel Communications 0.00%, 8/15/04.............      588
      350   Occidente Y Caribe Celular 14.00%, 3/15/04.......      206
       80   Paging Network 10.125%, 8/1/07...................       81
      135   Paging Network 10.00%, 10/15/08..................      136
       60   Philippines Long Distance Telephone
              9.25%, 6/30/06.................................       65
      150   TCI Communications, Inc. 7.875%, 2/15/26.........      134
   (n)180   Teleport Communications 0.00%, 7/1/07............      124
   (n)260   Telewest plc. 0.00%, 10/1/07.....................      180
                                                               -------
                                                                 3,800
                                                               -------

----------60
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                                HIGH YIELD FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1996
                                  (UNAUDITED)

     FACE
   AMOUNT                                                        VALUE
    (000)                                                        (000)
----------------------------------------------------------------------
  UTILITIES (1.7%)
$     235   Cleveland Electric Illuminating, 'B', 9.50%,
              5/15/05........................................  $   252
                                                               -------
TOTAL CORPORATE BONDS AND NOTES (COST $10,901)...............   11,112
                                                               -------
ASSET BACKED SECURITIES (5.4%)
  AEROSPACE & DEFENSE (1.2%)
   (e)175   Aircraft Lease Portfolio Securitization Ltd.,
              Series 1996-1, Class D, 12.75%, 6/15/06........      181
                                                               -------
  FINANCE (4.2%)
   (e)325   DLJ Mortgage Acceptance Corp., Series 1996-CF2,
              Class S, 1.64%, 11/12/21 IO....................       30
      520   DR Securitized Lease Trust, Series 1994-K1, Class
              A1, 7.60%, 8/15/07.............................      478
      125   First Home Mortgage Acceptance Corp., 1996-B,
              Class C, 7.93%, 11/1/18........................      106
                                                               -------
                                                                   614
                                                               -------
TOTAL ASSET BACKED SECURITIES (COST $762)....................      795
                                                               -------
FOREIGN GOVERNMENT BONDS (11.5%)
      165   Brazil Front Loaded Interest Reduction Bond,
              Series 15, 4.50%, 4/15/09......................      119
   (h)190   Federal Republic of Brazil Par Bond, 'Z-L',
              5.00%, 4/15/24.................................      119
   (h)250   Government of Venezuela Front Loaded Interest
              Reduction Bond, 'A', 6.63%, 3/31/07............      223
    (h)90   Republic of Argentina BOCON, Series 2, PIK,
              5.375%, 9/1/02.................................       96
   (h)800   Republic of Argentina, 'L', 5.25%, 3/31/23.......      506
      275   Republic of Colombia 8.70%, 2/15/16..............      275
   (h)500   United Mexican States Discount Bond, 'B', 6.25%,
              12/31/19 (Rights Attached).....................      367
                                                               -------
TOTAL FOREIGN GOVERNMENT BONDS (COST $1,522).................    1,705
                                                               -------

   SHARES
---------

PREFERRED STOCKS (4.3%)
  BROADCAST--RADIO & TELEVISION (0.8%)
    1,355   TCI Pacific Communications 5.00%.................      125
                                                               -------
  DIVERSIFIED (3.5%)
   (a)465   Time Warner, Inc., 'M', 10.25%...................      504
                                                               -------
TOTAL PREFERRED STOCKS (COST $602)...........................      629
                                                               -------

   NO. OF                                                        VALUE
 WARRANTS                                                        (000)
----------------------------------------------------------------------

WARRANT (0.0%)
  TELECOMMUNICATIONS (0.0%)
 (a)1,400   Occidente Y Caribe Celular, expiring 3/15/04
              (COST $0)......................................  $    --
                                                               -------

     FACE
   AMOUNT
    (000)
---------

SHORT-TERM INVESTMENTS (1.7%)
  COMMERCIAL PAPER (1.0%)
$     150   American Express 5.33%, 1/14/97..................      150
                                                               -------
  REPURCHASE AGREEMENT (0.7%)
      106   Chase Securities, Inc., 5.95%, dated 12/31/96,
              due 1/2/97, to be repurchased at $106,
              collateralized by $105 U.S. Treasury Notes,
              6.625%, due 7/31/01, valued at $106............      106
                                                               -------
TOTAL SHORT-TERM INVESTMENTS (COST $256).....................      256
                                                               -------
TOTAL INVESTMENTS (98.0%) (COST $14,043).....................   14,497
OTHER ASSETS IN EXCESS OF LIABILITIES (2.0%).................      298
                                                               -------
NET ASSETS (100%)............................................  $14,795
                                                               -------
                                                               -------

---------------

(a)   --  Non-income producing.
(b)   --  Non-income producing -- in default.
(e)   --  144A Security -- certain conditions for public sale may exist.
(h) -- Variable/Floating rate security -- rate disclosed is as of December 31, 1996.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1996. Maturity date disclosed is the ultimate matuity date.
IO    --  Interest Only.
PIK   --  Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.

                                                               -----------------
                                                                    61
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1996)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              1.3%
Austria                0.4%
Belgium                0.9%
Denmark                1.4%
Finland                1.1%
France                 5.3%
Germany                6.4%
Hong Kong              6.2%
Italy                  1.7%
Japan                 29.3%
Malaysia               3.7%
Netherlands            3.8%
Norway                 1.3%
Singapore              2.1%
Spain                  2.6%
Sweden                 2.3%
Switzerland            4.8%
United Kingdom         7.2%
Other                 18.2%

  TOTAL RETURNS SINCE INCEPTION (JULY 1,
                  1996)**
-------------------------------------------
                           WITH      WITHOUT
                          SALES      SALES
                          CHARGE*    CHARGE
-------------------------------------------
Class A Shares            -2.57%      2.29%
-------------------------------------------
Class B Shares            -3.07%      1.93%
-------------------------------------------
Class C Shares             0.89%      1.89%
-------------------------------------------
MSCI EAFE Index            N/A        1.46%
-------------------------------------------

 * The returns above with sales charge are calculated using the 4.75% sales charge for Class A shares, the 5% contingent deferred sales charge for Class B shares, and the 1% contingent deferred sales charge for Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
The Morgan Stanley International (MSCI) EAFE Index is an unmanaged index of common stocks and includes Europe, Australia and the Far East (assumes dividends are reinvested net of withholding taxes).
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                       PERCENT OF
SECURITY                                   COUNTRY     NET ASSETS
---------------------------------------  -----------  -------------
Gerresheimer Glas AG                       Germany           1.3%
Sony Corp.                                  Japan            1.0%
Cheung Kong Holdings Ltd.                 Hong Kong          0.9%
Hutchison Whampoa Ltd.                    Hong Kong          0.9%
NEC Corp.                                   Japan            0.9%

TOP FIVE SECTORS
                         VALUE     PERCENT OF
INDUSTRY                 (000)     NET ASSETS
---------------------  ---------  ------------
Capital Equipment      $   3,851        23.4%
Finance                    2,294        13.9%
Consumer Goods             2,270        13.8%
Services                   1,985        12.0%
Materials                  1,505         9.1%

The International Magnum Fund seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country weightings determined by the Adviser. The EAFE countries in which the Portfolio will invest are those comprising the Morgan Stanley Capital International (MSCI) EAFE Index, which includes Australia, Japan, New Zealand, most nations located in Western Europe, and certain developed countries in Asia.

For the six-month period from inception on July 1, 1996 to December 31, 1996, the Fund had a total return exclusive of sales charge of 2.29% for the Class A shares, 1.93% for the Class B shares and 1.89% for the Class C shares, and a total return with sales charge of -2.57% for the Class A shares, -3.07% for the Class B shares and 0.89% for the Class C shares, as compared to a total return of 1.46% for Morgan Stanley Capital International (MSCI) EAFE Index (the "Index").

Europe was the best performer in the EAFE universe for the calendar year with a return of 21.1%. The European markets benefited from falling interest and inflation rates, depreciating currencies and continued corporate restructuring, even as many European governments struggled to cut their budget deficits and inflation rates in order to qualify for the new European Monetary Union. Spain (+40.1% for the calendar year) was the strongest performer among the developed markets for the calendar year, followed by Sweden (+37.2%) and Finland (+33.9%).

Japan, the single largest EAFE market in terms of market capitalization, was the worst performer in U.S. dollar terms among the developed markets for the calendar year as a whole (-15.5%). Much of Japan's weak performance in U.S. dollar terms was due to the continued depreciation of the yen, which fell over 11% versus the U.S. dollar. In addition, the Japanese market's losses were concentrated during the second half of the calendar year, erasing gains from early in the year. Investors were disappointed by the slow rate of growth in the country and uncertain economic prospects. In addition, proposed deregulation of the financial sector, announced in November, contributed to a particularly poor performance by banking stocks (a sector which the Fund has carefully avoided). THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI EAFE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

----------62

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

The Asian markets put in a strong performance during the fourth quarter of 1996, with the MSCI Pacific Free ex-Japan Index rising 8.5% for the quarter, led by a surge in Hong Kong, which rose an impressive 12.2% for the quarter. For the calendar year, the Pacific Free ex-Japan Index rose 20.9% in U.S. dollar terms. Hong Kong (+33.1%) put in a robust performance for the year as strong corporate earnings, recovering property prices and easing fears surrounding the colony's takeover by China in 1997 contributed to positive investor sentiment. Malaysia (+25.9%) was the second strongest developed market within Asia for the year as strong domestic liquidity and an improving economic environment fueled sharp rises particularly in small and mid-cap stocks. In contrast, Singapore (+0.3% for the year) was the weakest developed market in the Pacific rim, as the government's real estate anti-speculation measures implemented during the summer prompted investors to loose faith in the market, which includes a large number of real-estate related stocks.

The U.S. dollar began 1996 extremely undervalued relative to the Japanese yen and the Deutschemark block of currencies. In anticipation of dollar strengthening, we implemented hedges to protect against losses due to the depreciation of certain currencies in which we are invested. By December, our hedges had been reduced to 40% of our yen exposure and 75% of our Deutschemark block exposure. Our hedging strategies contributed favorably to results in 1996 to-date and we plan to continue to hedge these currencies for the foreseeable future.

During the period we maintained approximately a market weight exposure to Japan and slowly reduced our overweight in Asia and our underweight in Europe. While our allocation decision to market weight Japan detracted from results, our hedges and excellent stock selection in Japan helped us to achieve significant relative outperformance in that market. Our overweight in Asia and in particular in Hong Kong was a net positive for the Fund, especially in the fourth quarter of the calendar year. Finally, we curtailed our cautious stance in Europe, which benefited the Fund as many European markets rallied strongly during the latter part of calendar 1996, based on brighter prospects for growth and the long term benefits of EMU.

Looking ahead, we anticipate that the first quarter of calendar 1997 will be the most difficult for the Japanese market, as we expect that the Japanese economy will finally begin to show true signs of a recovery later this year. We believe that Japanese stocks with strong earnings growth (e.g., international blue chips and electronics) will significantly outperform the market, and have positioned our Fund accordingly. Our outlook for Europe is positive but cautious; valuations in many markets are at or near all-time highs, but momentum -- barring any unforeseen cracks in EMU -- continues to be positive. In Asia ex-Japan, Hong Kong valuations are high but we expect earnings growth and liquidity to provide support for the market. In Malaysia, the environment for large cap stocks is improving, while the outlook for Singapore is less rosy.

Given our near-term concerns about the Japanese market, we have reduced our allocation to a slight underweight versus the EAFE Index, with the money being deployed to Europe, which will now represent slightly over half of the Fund. We remain optimistic about opportunities in Asia ex-Japan and will maintain our overweight there.

Francine J. Bovich
PORTFOLIO MANAGER

January 1997

                                                                   -------------
                                                                    63

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

COMMON STOCKS (80.4%)
  AUSTRALIA (1.3%)
       7,300   Broken Hill Proprietary Co., Ltd.................  $    104
       7,700   News Corp., Ltd..................................        41
      12,000   Western Mining Corp. Holdings Ltd................        75
                                                                  --------
                                                                       220
                                                                  --------
  AUSTRIA (0.4%)
       1,000   Boehler-Uddeholm AG..............................        72
                                                                  --------
  BELGIUM (0.9%)
         400   Arbed S.A........................................        43
         400   Delhaize Freres et Cie 'Le Lion' S.A.............        24
       1,900   G.I.B. Holdings Ltd. VVPR........................        85
                                                                  --------
                                                                       152
                                                                  --------
  DENMARK (1.4%)
       1,700   BG Bank A/S......................................        80
         500   Jyske Bank A/S (Registered)......................        37
       2,340   Unidanmark A/S 'A' (Registered)..................       121
                                                                  --------
                                                                       238
                                                                  --------
  FINLAND (1.1%)
       2,650   Amer-Yhtymae Oy..................................        55
       1,750   Huhtamaki Oy 'I'.................................        81
   (a)13,000   Merita Ltd. 'A'..................................        41
                                                                  --------
                                                                       177
                                                                  --------
  FRANCE (5.3%)
       2,000   Banque Nationale de Paris........................        77
         240   Bongrain S.A.....................................        93
         700   Cie de Saint Gobain..............................        99
         750   Elf Acquitaine S.A...............................        68
         540   Eridania Beghin-Say S.A..........................        87
         600   Groupe Danone RFD................................        84
       1,500   Lafarge S.A......................................        90
         370   PSA Peugeot Citroen S.A..........................        42
      (a)700   SGS-Thomson Microelectronics N.V.................        49
       1,090   Total S.A. 'B'...................................        89
       6,250   Usinor Sacilor...................................        91
                                                                  --------
                                                                       869
                                                                  --------
  GERMANY (5.1%)
       2,670   BASF AG..........................................       102
       2,200   Bayer AG.........................................        89
          45   Buderus AG.......................................        22
       2,150   Deutsche Lufthansa AG............................        29
       1,700   Deutsche Telekom AG ADR..........................        35
       9,900   Gerresheimer Glas AG.............................       216
         250   Karstadt AG......................................        83
         120   Mannesmann AG....................................        52
       1,600   Veba AG..........................................        92
         300   Volkswagen AG....................................       124
                                                                  --------
                                                                       844
                                                                  --------
  HONG KONG (6.2%)
       2,000   Asia Satellite Telecommunications Holdings Ltd...         5
      17,000   Cheung Kong Holdings Ltd.........................       151
      55,000   China Resources Enterprises Ltd..................       124
      14,000   Citic Pacific Ltd................................        81
       4,000   Hang Seng Bank Ltd...............................        49

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
       3,000   Henderson Land Development Co., Ltd..............  $     30
       5,200   Hong Kong & Shanghai Bank Holdings plc...........       111
      83,200   Hong Kong Telecommunications Ltd.................       134
      19,000   Hutchison Whampoa Ltd............................       149
      13,000   New World Development Co., Ltd...................        88
       7,000   Swire Pacific Ltd. 'A'...........................        67
       6,000   Wharf Holdings Ltd...............................        30
                                                                  --------
                                                                     1,019
                                                                  --------
  ITALY (1.7%)
       9,700   Marzotto (Gaetano) & Figli S.p.A.................        63
   (a)73,000   Olivetti.........................................        26
       9,900   Pirelli S.p.A....................................        18
      30,000   Stet Societa Finanziaria Telefonica S.p.A........       101
      35,000   Telecom Italia S.p.A. Di Risp NCS................        68
                                                                  --------
                                                                       276
                                                                  --------
  JAPAN (29.3%)
       9,000   Amada Co., Ltd...................................        70
      13,000   Asahi Tec Corp...................................        64
       5,000   Canon, Inc.......................................       110
       5,000   Dai Nippon Printing Co., Ltd.....................        88
       7,000   Daibiru Corp.....................................        65
      15,000   Daicel Chemical Industry Ltd.....................        70
       7,000   Daifuku Co., Ltd.................................        88
       9,000   Daikin Industries Ltd............................        80
       8,000   Daiwa Securities Co., Ltd........................        71
       2,100   FamilyMart.......................................        84
       4,000   Fuji Machine Manufacturing Co....................       106
       3,000   Fuji Photo Film Ltd..............................        99
       3,000   Hitachi Credit Corp..............................        49
      14,000   Hitachi Ltd......................................       131
      12,000   Inabata & Co.....................................        73
      19,000   Kaneka Corp......................................        97
       4,000   Kurita Water Industries..........................        81
       2,000   Kyocera Ltd......................................       125
       7,000   Kyudenko Co., Ltd................................        72
       4,000   Matsushita Communication Industries..............       104
       7,000   Matsushita Electric Industries Ltd...............       114
      26,000   Mitsubishi Chemical Corp.........................        84
       7,000   Mitsubishi Estate Co., Ltd.......................        72
      15,000   Mitsubishi Heavy Industries Ltd..................       119
       6,000   Mitsumi Electric Co., Ltd........................       113
       3,000   Murata Manufacturing Co., Ltd....................       100
      12,000   NEC Corp.........................................       145
       8,000   Nifco, Inc.......................................        84
       1,300   Nintendo Corp., Ltd..............................        93
          13   Nippon Telegraph & Telephone Corp. ADR...........        99
      16,000   Nissan Motor Co..................................        93
       5,000   Nomura Securities Co., Ltd.......................        75
      14,000   Obayashi Corp....................................        95
       9,000   Ricoh Co., Ltd...................................       103
       4,000   Rinnai...........................................        80
       2,000   Sangetsu Co., Ltd................................        42
       4,000   Sankyo Co., Ltd..................................       113
      10,000   Sanwa Shutter....................................        75
       2,000   Secom Co., Ltd...................................       121
       8,000   Sekisui Chemical Co..............................        81
       9,000   Sekisui House Ltd................................        92

----------64
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

JAPAN (CONT.)

       2,000   Shimamura Co., Ltd...............................  $     69
       2,400   Sony Corp........................................       157
      16,000   Stanley Electronic Co............................        94
      11,000   Sumitomo Marine & Fire Insurance Co..............        68
       7,000   Suzuki Motor Co., Ltd............................        64
      18,000   Taisei Corp., Ltd................................        93
       2,000   TDK Corp.........................................       130
       4,000   Tokyo Electron Ltd...............................       123
      22,000   Toshiba Corp.....................................       138
      14,000   Tsubakimoto Chain................................        75
       5,000   Yamanuchi Pharmaceutical Co......................       103
                                                                  --------
                                                                     4,834
                                                                  --------
  MALAYSIA (3.7%)
       7,000   Commerce Asset Holding Bhd.......................        53
       4,000   Edaran Otomobil Nasional Bhd.....................        40
       6,000   Genting Bhd......................................        41
      10,000   IJM Corp. Bhd....................................        24
      14,000   IOI Corp. Bhd....................................        21
       4,000   Leader Universal Holdings Bhd....................         8
      12,000   Magnum Corp. Bhd.................................        23
       2,000   Malayan Banking Bhd..............................        22
      13,000   Malaysian International Shipping Bhd. (Foreign)..        39
      12,000   Petronas Gas Bhd.................................        50
      19,000   Renong Bhd.......................................        34
       9,000   Resorts World Bhd................................        41
      24,000   Sime Darby Bhd...................................        95
       6,000   TA Enterprise Bhd................................         8
       8,000   Tanjong plc......................................        32
       8,000   Telekom Malaysia Bhd.............................        71
       1,000   United Engineers Ltd. (Malaysia).................         9
                                                                  --------
                                                                       611
                                                                  --------
  NETHERLANDS (3.8%)
       1,528   ABN Amro Holdings N.V............................       100
       1,000   Akzo Nobel N.V...................................       137
       2,700   ING Groep N.V....................................        97
       3,300   KLM Royal Dutch Airlines N.V.....................        93
       2,000   Koninklijke Van Ommeren N.V......................        90
       2,500   Philips Electronics N.V..........................       101
                                                                  --------
                                                                       618
                                                                  --------
  NORWAY (1.3%)
      26,600   Den Norske Bank ASA..............................       102
       2,900   Saga Petroleum ASA 'B'...........................        45
   (a)12,200   Storebrand ASA...................................        71
                                                                  --------
                                                                       218
                                                                  --------
  PORTUGAL (0.0%)
         300   Banco Totta & Acores S.A. 'B' (Registered).......         6
                                                                  --------
  SINGAPORE (2.0%)
       2,000   Development Bank of Singapore Ltd. (Foreign).....        27
       4,000   Keppel Corp., Ltd................................        31
    (a)3,000   Oversea-Chinese Banking Corp., Ltd. (Foreign)....        37
      10,000   Sembawang Corp. Ltd..............................        53
       2,000   Singapore Airlines Ltd. (Foreign)................        18
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
       4,000   Singapore Press Holdings (Foreign)...............  $     79
       3,000   Straits Steamship Land Ltd.......................        10
       4,000   United Overseas Bank Ltd. (Foreign)..............        44
      16,000   Want Want Holdings...............................        42
                                                                  --------
                                                                       341
                                                                  --------
  SPAIN (2.6%)
       7,000   Iberdrola S.A....................................        99
       2,100   Repsol S.A.......................................        81
       3,027   Sevillana de Electricidad S.A....................        34
       4,850   Telefonica de Espana S.A.........................       113
      12,900   Uralita S.A......................................       101
                                                                  --------
                                                                       428
                                                                  --------
  SWEDEN (2.3%)
         600   Electrolux AB 'B'................................        35
       3,600   Nordbanken AB....................................       109
       2,000   Skandia Forsakrings AB...........................        57
       3,900   S.K.F. AB 'B'....................................        92
       2,500   Sparbanken Sverige AB 'A'........................        43
       1,600   Svenska Handelsbanken 'A'........................        46
                                                                  --------
                                                                       382
                                                                  --------
  SWITZERLAND (4.8%)
          65   Ascom Holding AG (Bearer)........................        66
          50   Bobst AG (Bearer)................................        68
         200   Forbo Holding AG (Registered)....................        81
         120   Holderbank Financiere Glaris AG, 'B' (Bearer)....        86
          20   Magazine Globus (Registered).....................        10
         130   Nestle S.A. (Registered).........................       139
       (a)53   Novartis AG (Registered).........................        61
      (a)700   Oerlikon-Buehrle Holding AG (Registered).........        69
          40   Schindler Holding AG (Participating
                 Certificates)..................................        43
          60   Schweizerische Industrie-Gesellschaft Holdings
                 (Registered)...................................        73
         150   Sulzer AG (Registered)...........................        87
                                                                  --------
                                                                       783
                                                                  --------
  UNITED KINGDOM (7.2%)
       6,000   Bass plc.........................................        84
      12,461   BAT Industries plc...............................       103
      16,000   British Telecommunications plc...................       108
      14,700   Calor Group plc..................................        75
      19,700   Courtaulds Textiles plc..........................        75
       4,800   Grand Metropolitan plc...........................        38
      12,300   Imperial Tobacco Group plc.......................        79
      15,500   John Mowlem & Co. plc............................        30
       6,200   Kwik Save Group plc..............................        34
       7,709   Reckitt & Colman plc.............................        96
      18,280   Royal & Sun Alliance Insurance Group plc.........       140
       2,800   Southern Electric plc............................        38
      11,000   Tate & Lyle plc..................................        89
       5,100   Unilever plc.....................................       124
      15,000   WPP Group plc....................................        65
                                                                  --------
                                                                     1,178
                                                                  --------
TOTAL COMMON STOCKS (COST $13,170)..............................    13,266
                                                                  --------

                                                               -----------------
                                                                    65
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
PREFERRED STOCKS (1.3%)
  GERMANY (1.3%)
         295   Dyckerhoff AG....................................  $     82
       1,230   Hornbach Holding AG..............................        88
       1,320   RWE AG...........................................        44
                                                                  --------
TOTAL PREFERRED STOCKS (COST $195)..............................       214
                                                                  --------

      NO. OF
    WARRANTS
------------

WARRANTS (0.1%)
  SINGAPORE (0.1%)
    (a)8,000   Straits Steamship Land Ltd., expiring 12/12/00
                 (COST $10).....................................         9
                                                                  --------
TOTAL FOREIGN SECURITIES (81.8%) (COST $13,375).................    13,489
                                                                  --------

        FACE
      AMOUNT
       (000)
------------

SHORT-TERM INVESTMENT (15.1%)
  REPURCHASE AGREEMENT (15.1%)
$      2,496   Chase Securities, Inc., 5.95%, dated 12/31/96,
                 due 1/2/97, to be repurchased at $2,497,
                 collateralized by $2,440 U.S. Treasury Notes,
                 6.625%, due 7/31/01, valued at $2,496 (COST
                 $2,496)........................................     2,496
                                                                  --------
TOTAL INVESTMENTS IN SECURITIES (96.9%) (COST $15,871)..........    15,985
                                                                  --------

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------
FOREIGN CURRENCY (2.2%)
   GBP     1   British Pound....................................  $      1
    DEM  264   Deutsche Mark....................................       172
    HKD   29   Hong Kong Dollar.................................         4
  JPY  1,246   Japanese Yen.....................................        11
   CHF   223   Swiss Franc......................................       167
                                                                  --------
TOTAL FOREIGN CURRENCY (COST $354)..............................       355
                                                                  --------
TOTAL INVESTMENTS (99.1%) (COST $16,225)........................    16,340
OTHER ASSETS IN EXCESS OF LIABILITIES (0.9%)....................       150
                                                                  --------
NET ASSETS (100%)...............................................   $16,490
                                                                  --------
                                                                  --------

---------------

(a)   --  Non-income producing.
ADR   --  American Depositary Receipt.
NCS   --  Non-Convertible Shares.
RFD   --  Ranked for Dividend.

--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of forward foreign currency exchange contracts open at December 31, 1996, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars or foreign currency as indicated below:

  CURRENCY                              IN EXCHANGE
 TO DELIVER      VALUE    SETTLEMENT        FOR         VALUE     NET UNREALIZED
    (000)        (000)       DATE          (000)        (000)    GAIN (LOSS) (000)
-------------  ---------  -----------  -------------  ---------  -----------------
$           3  $       3      1/3/97      GBP      2  $       3      $      --
  CHF      71         53      1/3/97      DEM     53         53             --
 BEF    3,554        112     1/24/97   $         114        114              2
  DEM   1,138        741     1/24/97   $         747        747              6
$       1,320      1,320     1/24/97    JPY  145,380      1,261            (59)
 JPY  282,362      2,449     1/30/97   $       2,540      2,540             91
  NLG     677        393     2/10/97   $         396        396              3
  CHF     774        581     2/10/97   $         616        616             35
 FRF    3,325        643     2/24/97   $         645        645              2
  NLG     100         58     2/24/97   $          60         60              2
 JPY   87,324        762     3/17/97   $         775        775             13
               ---------                              ---------          -----
               $   7,115                              $   7,210      $      95
               ---------                              ---------          -----
               ---------                              ---------          -----

---------------

BEF   --  Belgian Franc
GBP   --  British Pound
DEM   --  Deutsche Mark
FRF   --  French Franc
JPY   --  Japanese Yen
NLG   --  Netherlands Guilder
CHF   --  Swiss Franc

----------66
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1996
                                  (UNAUDITED)

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                                                                  VALUE     PERCENT OF
INDUSTRY                                                                          (000)     NET ASSETS
------------------------------------------------------------------------------  ---------  -------------
Capital Equipment.............................................................  $   3,851         23.4%
Finance.......................................................................      2,294         13.9
Consumer Goods................................................................      2,270         13.8
Services......................................................................      1,985         12.0
Materials.....................................................................      1,505          9.1
Energy........................................................................        781          4.7
Multi-Industry................................................................        472          2.9
Transportation................................................................        255          1.5
Gold Mines....................................................................         76          0.5
                                                                                ---------          ---
                                                                                $  13,489         81.8%
                                                                                ---------          ---
                                                                                ---------          ---

                                                               -----------------
                                                                    67
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1996)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Agency Obligations           72.4%
Variable Rate
Obligation                    8.6%
Other                        19.0%

TOP FIVE HOLDINGS
                                          PERCENT OF
SECURITY                 INSTRUMENT       NET ASSETS
--------------------  -----------------  -------------
Federal Home Loan     Agency Obligation        12.8%
 Mortgage
 Corporation
 Discount Note
 5.23%, 1/27/97
Federal National      Agency Obligation        12.8%
 Mortgage
 Association
 Discount Note
 5.22%, 1/28/97
Federal National        Variable Rate           8.6%
 Mortgage                Obligation
 Association Series
 97-Y 5.43%, 6/19/97
Federal Home Loan     Agency Obligation         8.6%
 Mortgage
 Corporation
 Discount Note
 5.20%, 1/3/97
Federal Home Loan     Agency Obligation         8.5%
 Bank Discount Note
 5.22%, 1/16/97

The investment objective of the Government Obligations Money Market Fund is to provide as high a level of current interest income exempt from regular Federal income taxes as is consistent with maintaining liquidity and stability of principal through investing in high quality municipal money market instruments earning interest that is except from regular Federal income tax. The Fund will purchase only securities having a remaining maturity of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in tax-exempt municipal securities. Interest on tax-exempt municipal securities may be subject to state and local taxes. The Fund is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Fund will be successful in maintaining a net asset value of $1.00 per share.

The seven day yield and seven day effective yield (assumes an annualization of the current yield with all dividends reinvested) for the Government Obligations Money Market Fund as of December 31, 1996 were 4.43% and 4.53%, respectively. The seven day yields are not necessarily indicative of future performance.

Since the Government Obligations Money Market Fund cannot invest in many of the spread products, such as commercial paper and certificates of deposit, that are available to the Money Market Fund, we sometimes adjust the weighted average maturity of the Fund a little more than we do that of the Money Market Fund to try to capitalize on changes in interest rates.

Toward the latter part of the spring, after several of the non-farm payroll reports had sent interest rates higher, we chose to use these setbacks as buying opportunities and took advantage of the higher yields available. We bought longer dated money market securities for the portfolio to extend its weighted average maturity.

Just when it seemed that investors were beginning to get comfortable with the idea that the strength promised in the spring's employment reports had been real, new data revealed a slowdown. After a robust second quarter, GDP fell to 2.2% in the third quarter. By the time the data had been sorted out the market had rallied so much that opportunities to extend at attractive levels had been virtually exhausted.

We increased the percentage of the Fund devoted to floating rate notes issued by agencies of the Federal government because they provide some yield enhancement over Treasuries and repurchase agreements. We also added to our holdings of agency discount notes at the expense of our repurchase agreement and Treasury bill positions. We did this to take advantage of the higher yields available on the agency-issued paper.
INVESTMENTS IN SHARES OF THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

----------68

                                 MORGAN STANLEY
                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

We are pleased to report that the Fund continues to meet its goal of providing as high a level of interest income as is consistent with maintaining liquidity and stability of principal, and that the Fund holds only high quality securities with a sizable amount invested in securities rated A1+/P1.

In the coming months the Fund will continue to emphasize performance, quality and service to its shareholders.

Abigail Jones Feder
PORTFOLIO MANAGER

Kenneth R. Holley
PORTFOLIO MANAGER

Ellen D. Harvey
PORTFOLIO MANAGER

Christian G. Roth
PORTFOLIO MANAGER

Scott F. Richard
PORTFOLIO MANAGER

January 1997

                                                                   -------------
                                                                    69

                                 MORGAN STANLEY
                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

     FACE                                                      AMORTIZED
   AMOUNT                                                           COST
    (000)                                                          (000)
------------------------------------------------------------------------

AGENCY OBLIGATIONS (72.4%)
  FEDERAL HOME LOAN BANK DISCOUNT NOTES (17.1%)
$  10,000   5.22%, 1/16/97...................................  $   9,978
   10,000   5.22%, 1/23/97...................................      9,968
                                                               ---------
                                                                  19,946
                                                               ---------
  FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES
  (38.3%)
   10,000   5.20%, 1/3/97....................................      9,997
   10,000   5.23%, 1/17/97...................................      9,977
   15,000   5.23%, 1/27/97...................................     14,944
   10,000   5.38%, 3/25/97...................................      9,876
                                                               ---------
                                                                  44,794
                                                               ---------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES
  (17.0%)
   15,000   5.22%, 1/28/97...................................     14,941
    5,000   5.34%, 3/20/97...................................      4,942
                                                               ---------
                                                                  19,883
                                                               ---------
TOTAL AGENCY OBLIGATIONS (COST $84,623)......................     84,623
                                                               ---------
VARIABLE RATE OBLIGATION (8.6%)
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (8.6%)
(h)10,000   Series 97-Y, 5.43%, 6/19/97 (COST $10,000).......     10,000
                                                               ---------
SHORT-TERM INVESTMENT (19.1%)
  REPURCHASE AGREEMENT (19.1%)
   22,343   Goldman Sachs, 6.52%, dated 12/31/96, due 1/2/97,
              to be repurchased at $22,351, collateralized by
              $18,505 U.S. Treasury Bonds, 8.50%, due
              2/15/20, valued at $22,343 (COST $22,343)......     22,343
                                                               ---------
TOTAL INVESTMENTS (100.1%) (COST $116,966)...................    116,966
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)................       (150)
                                                               ---------
NET ASSETS (100%)............................................  $ 116,816
                                                               ---------
                                                               ---------

---------------

(h) -- Variable/Floating rate security -- rate disclosed is as of December 31, 1996.

----------70
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               MONEY MARKET FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1996)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Commercial Paper              35.9%
Agency Obligations            22.0%
Certificates of Deposit       20.0%
Variable Rate
Obligations                   11.8%
Other                         10.3%

TOP FIVE HOLDINGS
                                         PERCENT OF
SECURITY               INSTRUMENT        NET ASSETS
-----------------  -------------------  -------------
Federal Home Loan   Agency Obligation          9.4%
 Bank Discount
 Notes
Federal Home Loan   Agency Obligation          6.8%
 Mortgage
 Corporation
 Discount Notes
Student Loan          Variable Rate            5.9%
 Marketing             Obligation
 Association
Federal National      Variable Rate            5.9%
 Mortgage              Obligation
 Association
Federal National    Agency Obligation          5.8%
 Mortgage
 Association
 Discount Notes

The investment objective of the Money Market Fund is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal by investing in high quality money market instruments which have remaining maturities of 397 days or less. The Fund is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Fund will be successful in maintaining a net asset value of $1.00 per share.

The seven day yield and seven day effective yield (which assumes an annualization of the current yield with all dividends reinvested) for the Fund as of December 31, 1996 were 4.47% and 4.57%, respectively. As with all money market funds, the seven day yields are not necessarily indicative of future performance.

The Fed began 1996 by cutting interest rates (from 5.50% to 5.25% on the 31st of January). After that, short term interest rates moved higher throughout the first quarter and for most of the spring. This came as a big surprise to most money market participants because when the year began they believed that the economy was very weak. In January, leading economists had predicted that the Fed would be required to ease interest rates dramatically to stimulate the economy. Instead, the U.S. economy showed surprising strength, particularly in the housing and job creation categories. These key components proved that an earlier series of Fed easings, which had begun in July of 1995, had had the desired effect.

At the beginning of each spring month the non-farm payroll report resented the money market with a new shock that sent interest rates higher. Jobs were being created at an alarmingly rapid rate, and most bondholders sold in furious fashion. We chose to use many of these setbacks as buying opportunities and took advantage of the higher yields available. We bought longer dated money market securities with significant yield spreads over Treasury Bills (such as Yankee CD's) for the Fund to extend its weighted average maturity.

Around the middle of the summer, the market turned again. Just when it seemed that investors were beginning to get comfortable with the idea that the strength promised in the spring's employment reports had been real, new data revealed a rather severe slowdown. After a robust second quarter GDP fell to a rather anemic 2.2% in the third quarter. By the time the data had been sorted out the market had rallied so much that opportunities to extend at attractive levels had been virtually exhausted.

In addition to the extending we did earlier in the year, we also increased the percentage of the Fund that is devoted to highly-rated commercial paper. This came as we decreased our holdings of agency discount notes and treasury bills. We did this to take advantage of the higher yields available on commercial paper.
INVESTMENTS IN SHARES OF THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

                                                                   -------------
                                                                    71

                                 MORGAN STANLEY
                               MONEY MARKET FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

As the year drew to a close and the Fed retired with no action imminent, the economy showed renewed signs of strength and the markets began to contemplate the possibility of rate hikes in the early part of calendar '97. This led to a slight backup in rates at the very end of the year.

We are pleased to report that the Fund continues to meet its goal of providing as high a level of interest income as is consistent with maintaining liquidity and stability of principal, and that the Fund still holds only high quality securities with over 80% of assets invested in securities rated A1+/ P1.

Abigail Jones Feder
PORTFOLIO MANAGER

Kenneth R. Holley
PORTFOLIO MANAGER

Ellen D. Harvey
PORTFOLIO MANAGER

Christian G. Roth
PORTFOLIO MANAGER

Scott F. Richard
PORTFOLIO MANAGER

January 1997

----------72

                                 MORGAN STANLEY
                               MONEY MARKET FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

     FACE                                                      AMORTIZED
   AMOUNT                                                           COST
    (000)                                                          (000)
------------------------------------------------------------------------

AGENCY OBLIGATIONS (22.0%)
  FEDERAL HOME LOAN BANK DISCOUNT NOTES (9.4%)
$   4,435   5.22%, 1/2/97....................................  $   4,434
    9,595   5.23%, 1/9/97....................................      9,584
   10,000   5.22%, 1/30/97...................................      9,958
                                                               ---------
                                                                  23,976
                                                               ---------
  FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES
  (6.8%)
    9,365   5.20%, 1/3/97....................................      9,362
    8,000   5.23%, 1/27/97...................................      7,970
                                                               ---------
                                                                  17,332
                                                               ---------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES (5.8%)
    9,880   5.21%, 1/28/97...................................      9,841
    5,000   5.37%, 3/20/97...................................      4,942
                                                               ---------
                                                                  14,783
                                                               ---------
TOTAL AGENCY OBLIGATIONS (COST $56,091)......................     56,091
                                                               ---------
CERTIFICATES OF DEPOSIT (20.0%)
  BANKS (20.0%)
    5,000   ABN-AMRO Bank (NY), Yankee, 6.12%, 7/14/97.......      5,000
   10,000   Barclay's Bank, Yankee, 5.36%, 2/5/97............     10,000
   10,000   CIBC 5.49%, 1/15/97..............................     10,000
    7,000   Deutsche Bank, Yankee, 5.42%, 2/3/97.............      7,001
   10,000   National Westminster Bank 5.42%, 1/6/97..........     10,000
    6,000   Royal Bank Of Canada (NY), Yankee, 6.05%,
              6/11/97........................................      6,000
    3,000   Societe Generale Bank 6.18%, 9/8/97..............      3,000
                                                               ---------
TOTAL CERTIFICATES OF DEPOSIT (COST $51,001).................     51,001
                                                               ---------
COMMERCIAL PAPER (35.9%)
  BANKING (6.7%)
    5,000   Deutsche Bank 5.47%, 1/23/97.....................      4,983
    5,000   Societe Generale 5.32%, 2/20/97..................      4,963
    7,000   Sun Trust Banks 5.30%, 1/6/97....................      6,995
                                                               ---------
                                                                  16,941
                                                               ---------
  ENTERTAINMENT & LEISURE (3.9%)
   10,000   The Walt Disney Co. 5.34%, 1/24/97...............      9,966
                                                               ---------

     FACE                                                      AMORTIZED
   AMOUNT                                                           COST
    (000)                                                          (000)
------------------------------------------------------------------------

  FINANCE (21.4%)
$   3,000   ABN-AMRO North American Finance Corp. 5.58%,
              3/6/97.........................................  $   2,970
    5,000   ABN-AMRO North American Finance Corp. 5.28%,
              5/15/97........................................      4,902
   10,000   Bank of Austvia Finance, Inc. 5.30%, 1/21/97.....      9,971
    5,000   FCC National Bank 5.51%, 5/5/97..................      5,000
   10,000   General Electric Credit Corp. 5.27%, 4/18/97.....      9,843
   10,000   METLIFE Funding 5.36%, 1/21/97...................      9,970
    5,000   Private Export Funding Corp. 5.30%, 2/10/97......      4,971
    7,000   Private Export Funding Corp. 5.31%, 2/20/97......      6,949
                                                               ---------
                                                                  54,576
                                                               ---------
  RETAIL (3.9%)
   10,000   JC Penny 5.31%, 2/20/97..........................      9,926
                                                               ---------
TOTAL COMMERCIAL PAPER (COST $91,409)........................     91,409
                                                               ---------
VARIABLE RATE OBLIGATIONS (11.8%)
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (5.9%)
(h)15,000   5.41%, 9/2/97....................................     15,000
                                                               ---------
  STUDENT LOAN MARKETING ASSOCIATION (5.9%)
(h)15,000   5.57%, 10/30/97..................................     15,005
                                                               ---------
TOTAL VARIABLE RATE OBLIGATIONS (COST $30,005)...............     30,005
                                                               ---------
SHORT-TERM INVESTMENT (10.1%)
  REPURCHASE AGREEMENT (10.1%)
   25,777   Goldman Sachs, 6.52%, dated 12/31/96, due 1/2/97,
              to be repurchased at $25,786, collateralized by
              $16,935 U.S. Treasury Bonds, 14.00%, due
              1/15/11, valued at $25,777 (COST $25,777)......     25,777
                                                               ---------
TOTAL INVESTMENTS (99.8%) (COST $254,283)....................    254,283
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%).................        571
                                                               ---------
NET ASSETS (100%)............................................   $254,854
                                                               ---------
                                                               ---------

---------------

(h) -- Variable/Floating rate security -- rate disclosed is as of December 31, 1996.

                                                               -----------------
                                                                    73
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                         GLOBAL
                                         EQUITY   GLOBAL                      WORLDWIDE                                     U.S.
                                          ALLO-    FIXED     ASIAN  AMERICAN       HIGH     LATIN  EMERGING  AGGRESSIVE     REAL
                                         CATION   INCOME    GROWTH     VALUE     INCOME  AMERICAN   MARKETS      EQUITY   ESTATE
                                           FUND     FUND      FUND      FUND       FUND      FUND      FUND        FUND     FUND
                                          (000)    (000)     (000)     (000)      (000)     (000)     (000)       (000)    (000)
--------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in Securities, at
    Value* (Note 1) -- See
    accompanying portfolios          $  155,955  $10,093  $421,237  $ 47,849  $ 141,758  $ 29,579  $128,249  $   19,075  $14,148
  Foreign Currency at Value                  92      164     1,427        --         --       269     2,767          --       --
  Cash                                        2        1        25        --         91        --       291           2        7
  Receivable for:
    Investments Sold                         23       --     4,359       209         --        17       304         493       52
    Fund Shares Sold                        638       35       466       250        469       412     1,351         142      128
    Dividends                               460       --       575       114         36        63       226          54       76
    Interest                                  3      251        --        --      3,058        --        59          --       --
    Security Lending Income                   5       --        --        --         --        --        --          --       --
    Foreign Withholding Tax Reclaim          39        1        15        --         --        --         1          --       --
  Unrealized Gain on Forward
    Foreign Currency Exchange
    Contracts                               487       --        --        --         --        --        --          --       --
  Deferred Organizational Costs              12       12         7         8         48         8         7          43       38
  Receivable from Investment
    Adviser                                  --       26                  --         --        --        --          64       13
  Securities, at Value, Held as
    Collateral for Securities
    Loaned                               23,511       --        --        --         --        --        --          --       --
  Other                                       8        1        40         2          2         1         3          --       --
                                     ----------  -------  --------  --------  ---------  --------  --------  ----------  -------
    Total Assets                        181,235   10,584   428,151    48,432    145,462    30,349   133,258      19,873   14,462
                                     ----------  -------  --------  --------  ---------  --------  --------  ----------  -------
LIABILITIES:
  Payable for:
    Investments Purchased                    10       --       105        --         --     1,261     2,827         624      277
    Fund Shares Redeemed                    381       --     1,915        --         63        82     1,066          --       --
    Bank Overdraft                           21       72       589        77         --        11        --          --       --
    Dividends Declared                        2        1        --        --          3        --        --          --       --
    Investment Advisory Fees                316       --     1,088        39        257        --       293          --       --
    Administrative Fees                      45        3       103        12         33         9        39           5        3
    Custody Fees                             48        4       196         3         36        34       124           4        5
    Professional Fees                        20       14        41        11         22        15        28           9       11
    Distribution Fees                       262       14       671        73        230        34       188          29       18
    Shareholder Reporting Expenses           27        2        81        14         26         5        22           5       14
    Directors' Fees and Expenses              4        1        12         1          3         1         3          --       --
    Securities Lending Expense                6       --        --        --         --        --        --          --       --
    Filing and Registration Fees              2       --        --        --          7        --        --           1        1
  Unrealized Loss on Forward
    Foreign Currency Exchange
    Contracts                                --       19        --        --         --         1        --          --       --
  Deferred Country Tax                       --       --       118        --         --         3        24          --       --
  Collateral on Securities Loaned        23,511       --        --        --         --        --        --          --       --
  Other                                      --        1         2         2          1         2         4           1        1
                                     ----------  -------  --------  --------  ---------  --------  --------  ----------  -------
    Total Liabilities                    24,655      131     4,921       232        681     1,458     4,618         678      330
                                     ----------  -------  --------  --------  ---------  --------  --------  ----------  -------
NET ASSETS                           $  156,580  $10,453  $423,230  $ 48,200  $ 144,781  $ 28,891  $128,640  $   19,195  $14,132
                                     ----------  -------  --------  --------  ---------  --------  --------  ----------  -------
                                     ----------  -------  --------  --------  ---------  --------  --------  ----------  -------

                                                         GOVERNMENT
                                                INTER-  OBLIGATIONS
                                        HIGH  NATIONAL        MONEY     MONEY
                                       YIELD    MAGNUM       MARKET    MARKET
                                        FUND      FUND         FUND      FUND
                                       (000)     (000)        (000)     (000)
-----------------------------------
ASSETS:
  Investments in Securities, at
    Value* (Note 1) -- See
    accompanying portfolios          $14,497  $ 15,985  $   116,966  $254,283
  Foreign Currency at Value               --       355           --        --
  Cash                                    56         1           --        --
  Receivable for:
    Investments Sold                      --        --           --        --
    Fund Shares Sold                      87        51           --        --
    Dividends                             12        13           --        --
    Interest                             213        --           24     1,054
    Security Lending Income               --        --           --        --
    Foreign Withholding Tax Reclaim       --         2           --        --
  Unrealized Gain on Forward
    Foreign Currency Exchange
    Contracts                             --        95           --        --
  Deferred Organizational Costs           36        63           34        34
  Receivable from Investment
    Adviser                                4        36           --        --
  Securities, at Value, Held as
    Collateral for Securities
    Loaned                                --        --           --        --
  Other                                   --        --           23        42
                                     -------  --------  -----------  --------
    Total Assets                      14,905    16,601      117,047   255,413
                                     -------  --------  -----------  --------
LIABILITIES:
  Payable for:
    Investments Purchased                 55        35           --        --
    Fund Shares Redeemed                   1        --           --        --
    Bank Overdraft                        --        --           --        --
    Dividends Declared                    --        --           96       271
    Investment Advisory Fees              --        --           24        67
    Administrative Fees                    3         5           22        41
    Custody Fees                           2        17            5        13
    Professional Fees                     11        12           --         1
    Distribution Fees                     25        28           48       112
    Shareholder Reporting Expenses        11        10           22        23
    Directors' Fees and Expenses          --        --            8         9
    Securities Lending Expense            --        --           --        --
    Filing and Registration Fees           1         3            6        22
  Unrealized Loss on Forward
    Foreign Currency Exchange
    Contracts                             --        --           --        --
  Deferred Country Tax                    --        --           --        --
  Collateral on Securities Loaned         --        --           --        --
  Other                                    1         1           --        --
                                     -------  --------  -----------  --------
    Total Liabilities                    110       111          231       559
                                     -------  --------  -----------  --------
NET ASSETS                           $14,795  $ 16,490  $   116,816  $254,854
                                     -------  --------  -----------  --------
                                     -------  --------  -----------  --------

----------74
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                               DECEMBER 31, 1996
                                  (UNAUDITED)  (CONT.)

                                         GLOBAL
                                         EQUITY   GLOBAL                      WORLDWIDE                                     U.S.
                                          ALLO-    FIXED     ASIAN  AMERICAN       HIGH     LATIN  EMERGING  AGGRESSIVE     REAL
                                         CATION   INCOME    GROWTH     VALUE     INCOME  AMERICAN   MARKETS      EQUITY   ESTATE
                                           FUND     FUND      FUND      FUND       FUND      FUND      FUND        FUND     FUND
                                          (000)    (000)     (000)     (000)      (000)     (000)     (000)       (000)    (000)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Capital Stock at Par               $       11  $     1  $     26  $      3  $      11  $      2  $     12  $        1  $     1
  Paid in Capital in Excess of Par      139,473   10,238   402,508    39,331    133,746    27,428   134,870      17,517   12,036
  Undistributed (Distribution in
    Excess of) Net Investment
    Income                               (2,527)      --    (1,824)      (40)     1,316       (77)     (719)        (31)     (17)
  Accumulated (Distribution in
    Excess of) Net Realized Gain          4,917       82    (3,434)      947        953       216     1,049         738      202
  Unrealized Appreciation
    (Depreciation) on Investments
    and Foreign Currency
    Translations**                       14,706      132    25,954     7,959      8,755     1,322    (6,572)        970    1,910
                                     ----------  -------  --------  --------  ---------  --------  --------  ----------  -------
NET ASSETS                           $  156,580  $10,453  $423,230  $ 48,200  $ 144,781  $ 28,891  $128,640  $   19,195  $14,132
                                     ----------  -------  --------  --------  ---------  --------  --------  ----------  -------
                                     ----------  -------  --------  --------  ---------  --------  --------  ----------  -------
CLASS A SHARES:
  Net Assets                         $   64,956  $ 6,016  $208,684  $ 23,125  $  63,266  $ 19,581  $ 72,381  $    8,533  $ 6,565
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                        4,563      583    12,732     1,531      4,763     1,612     6,769         568      435
  Net Asset Value and Redemption
    Price Per Share                  $    14.24  $ 10.32  $  16.39  $  15.11  $   13.28  $  12.15  $  10.69  $    15.03  $ 15.10
                                     ----------  -------  --------  --------  ---------  --------  --------  ----------  -------
                                     ----------  -------  --------  --------  ---------  --------  --------  ----------  -------
  Maximum Sales Charge                    4.75%    4.75%     4.75%     4.75%      4.75%     4.75%     4.75%       4.75%    4.75%
  Maximum Offering Price Per Share
    (Net Asset Value Per Share x
    100/95.25)                       $    14.95  $ 10.83  $  17.21  $  15.86  $   13.94  $  12.76  $  11.22  $    15.78  $ 15.85
                                     ----------  -------  --------  --------  ---------  --------  --------  ----------  -------
                                     ----------  -------  --------  --------  ---------  --------  --------  ----------  -------
CLASS B SHARES:
  Net Assets                         $   23,267  $ 1,813  $ 63,181  $  3,130  $  46,600  $  3,081  $ 15,102  $    5,418  $ 4,567
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                        1,670      176     3,949       207      3,517       259     1,432         363      302
  Net Asset Value and Offering
    Price Per Share                  $    13.93  $ 10.28  $  16.00  $  15.11  $   13.25  $  11.91  $  10.55  $    14.96  $ 15.09
                                     ----------  -------  --------  --------  ---------  --------  --------  ----------  -------
                                     ----------  -------  --------  --------  ---------  --------  --------  ----------  -------
CLASS C SHARES:
  Net Assets                         $   68,357  $ 2,624  $151,365  $ 21,945  $  34,915  $  6,229  $ 41,157  $    5,244  $ 3,000
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                        4,881      255     9,477     1,452      2,633       522     3,894         351      198
  Net Asset Value and Offering
    Price Per Share                  $    14.00  $ 10.27  $  15.97  $  15.11  $   13.26  $  11.93  $  10.57  $    14.95  $ 15.09
                                     ----------  -------  --------  --------  ---------  --------  --------  ----------  -------
                                     ----------  -------  --------  --------  ---------  --------  --------  ----------  -------
  Investments at Cost, Including
    Foreign Currency                 $  141,782  $10,102  $396,592  $ 39,890  $ 132,941  $ 28,514  $137,559  $   18,105  $12,238
                                     ----------  -------  --------  --------  ---------  --------  --------  ----------  -------
                                     ----------  -------  --------  --------  ---------  --------  --------  ----------  -------

                                                         GOVERNMENT
                                                INTER-  OBLIGATIONS
                                        HIGH  NATIONAL        MONEY     MONEY
                                       YIELD    MAGNUM       MARKET    MARKET
                                        FUND      FUND         FUND      FUND
                                       (000)     (000)        (000)     (000)
-----------------------------------
NET ASSETS CONSIST OF:
  Capital Stock at Par               $     1  $      1  $       117  $    255
  Paid in Capital in Excess of Par    14,305    16,240      116,798   254,711
  Undistributed (Distribution in
    Excess of) Net Investment
    Income                                (1)     (165)          --        --
  Accumulated (Distribution in
    Excess of) Net Realized Gain          36       204          (99)     (112)
  Unrealized Appreciation
    (Depreciation) on Investments
    and Foreign Currency
    Translations**                       454       210           --        --
                                     -------  --------  -----------  --------
NET ASSETS                           $14,795  $ 16,490  $   116,816  $254,854
                                     -------  --------  -----------  --------
                                     -------  --------  -----------  --------
CLASS A SHARES:
  Net Assets                         $ 4,694  $  5,508  $   116,816  $254,854
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                       377       454      116,915   254,966
  Net Asset Value and Redemption
    Price Per Share                  $ 12.48  $  12.13  $      1.00  $   1.00
                                     -------  --------  -----------  --------
                                     -------  --------  -----------  --------
  Maximum Sales Charge                 4.75%     4.75%           --        --
  Maximum Offering Price Per Share
    (Net Asset Value Per Share x
    100/95.25)                       $ 13.10  $  12.73           --        --
                                     -------  --------  -----------  --------
                                     -------  --------  -----------  --------
CLASS B SHARES:
  Net Assets                         $ 5,608  $  5,465           --        --
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                       450       451           --        --
  Net Asset Value and Offering
    Price Per Share                  $ 12.48  $  12.12           --        --
                                     -------  --------  -----------  --------
                                     -------  --------  -----------  --------
CLASS C SHARES:
  Net Assets                         $ 4,493  $  5,517           --        --
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                       360       455           --        --
  Net Asset Value and Offering
    Price Per Share                  $ 12.48  $  12.12           --        --
                                     -------  --------  -----------  --------
                                     -------  --------  -----------  --------
  Investments at Cost, Including
    Foreign Currency                 $14,043  $ 16,225  $   116,966  $254,283
                                     -------  --------  -----------  --------
                                     -------  --------  -----------  --------

---------------

  * Includes repurchase agreements aggregating $12,746,000, $659,000, $900,000, $1,194,000, $370,000, $957,000, $1,218,000, $106,000,
     $2,496,000, $22,343,000 and $25,777,000 for Global Equity Allocation
     Fund, Global Fixed Income Fund, Worldwide High Income Fund, Latin American Fund, Emerging Markets Fund, Aggressive Equity Fund, U.S. Real Estate Fund, High Yield Fund, International Magnum Fund, Government Obligations Money Market Fund and Money Market Fund, respectively.
 ** Net of accrual for country tax of U.S. $118,000 for Asian Growth Fund, $3,000 for Latin American Fund and $24,000 for Emerging Markets Fund.

                                                               -----------------
                                                                    75
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                  (UNAUDITED)

                                                   GLOBAL                      WORLDWIDE                                      U.S.
                                         GLOBAL     FIXED     ASIAN  AMERICAN       HIGH     LATIN  EMERGING                  REAL
                                         EQUITY    INCOME    GROWTH     VALUE     INCOME  AMERICAN   MARKETS  AGGRESSIVE    ESTATE
                                     ALLOCATION      FUND      FUND      FUND       FUND      FUND      FUND      EQUITY      FUND
                                           FUND       SIX       SIX       SIX        SIX       SIX       SIX        FUND       SIX
                                     SIX MONTHS    MONTHS    MONTHS    MONTHS     MONTHS    MONTHS    MONTHS  SIX MONTHS    MONTHS
                                          ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED       ENDED     ENDED
                                       DECEMBER  DECEMBER  DECEMBER  DECEMBER   DECEMBER  DECEMBER  DECEMBER    DECEMBER  DECEMBER
                                       31, 1996  31, 1996  31, 1996  31, 1996   31, 1996  31, 1996  31, 1996    31, 1996  31, 1996
                                          (000)     (000)     (000)     (000)      (000)     (000)     (000)       (000)     (000)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                          $    1,379  $     --  $  3,628  $    664  $      87  $    234  $  1,056  $      119  $    144
  Interest                                  247       339       186        32      7,537        58       151          33        25
  Less Foreign Taxes Withheld               (83)       (7)     (564)       --         --        --       (57)         --        --
                                     ----------  --------  --------  --------  ---------  --------  --------  ----------  --------
   Total Income                           1,543       332     3,250       696      7,624       292     1,150         152       169
                                     ----------  --------  --------  --------  ---------  --------  --------  ----------  --------
EXPENSES:
  Investment Advisory Fees
    Basic Fee                               733        42     2,210       186        467       186       892          66        45
    Less: Fees Waived                      (156)      (42)       (2)      (86)        (3)     (133)     (186)        (66)      (45)
                                     ----------  --------  --------  --------  ---------  --------  --------  ----------  --------
  Investment Advisory Fees -- Net           577        --     2,208       100        464        53       706          --        --
  Administrative Fees                       238        18       610        63        174        52       215          24        13
  Custody Fees                              100         9       444         9         42        80       275          17        21
  Filing and Registration Fees                3        --         1        --          8         1         2           1         1
  Directors' Fees and Expenses                5         2        11         2          3         1         5           1         1
  Professional Fees                          28         9        53        11         21        13        38          11         6
  Shareholder Reports                        46         8       148        26         44         9        34          19        10
  Security Lending Fees                      11        --        --        --         --        --        --          --        --
  Distribution Fees
    Class A                                  78         8       282        26         69        26       109           9         5
    Class B                                  95         8       293        14        189        14        66          20        16
    Class C                                 326        14       789       103        163        30       212          19        11
  Amortization of Organizational
    Costs                                    31        31        28        44         11        50        50          72        32
  Blue Sky Fees                              29        22        25        14         19        14        19          29         9
  Country Tax Expense                        --        --        --        --         --        --        27          --        --
  Overdraft Expense                          --         1        13        --         10         6        22          22        --
  Other                                       5         3         9         3          9         4         8           2         3
  Expenses Reimbursed by Adviser             --       (42)       --        --         --        --        --         (86)      (38)
                                     ----------  --------  --------  --------  ---------  --------  --------  ----------  --------
   Net Expenses                           1,572        91     4,914       415      1,226       353     1,788         160        90
                                     ----------  --------  --------  --------  ---------  --------  --------  ----------  --------
Net Investment Income (Loss)                (29)      241    (1,664)      281      6,398       (61)     (638)         (8)       79
                                     ----------  --------  --------  --------  ---------  --------  --------  ----------  --------
NET REALIZED GAIN (LOSS) ON:
  Investments                             2,937       149       734     1,871      4,293     5,068     4,119       1,403       421
  Foreign Currency Transactions           2,349        57      (102)       --     (1,573)      (32)      (63)         --        --
                                     ----------  --------  --------  --------  ---------  --------  --------  ----------  --------
   Net Realized Gain (Loss)               5,286       206       632     1,871      2,720     5,036     4,056       1,403       421
                                     ----------  --------  --------  --------  ---------  --------  --------  ----------  --------
CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
  Investments                               540       190   (11,830)    2,801      9,431    (2,339)  (19,453)        696     1,701
  Foreign Currency Translations            (670)      (24)       36        --         (6)       (5)       31          --        --
                                     ----------  --------  --------  --------  ---------  --------  --------  ----------  --------
    Change in Unrealized
      Appreciation/ Depreciation           (130)      166   (11,794)    2,801      9,425    (2,344)  (19,422)        696     1,701
                                     ----------  --------  --------  --------  ---------  --------  --------  ----------  --------
Net Realized Gain (Loss) and Change
  in Unrealized
  Appreciation/Depreciation               5,156       372   (11,162)    4,672     12,145     2,692   (15,366)      2,099     2,122
                                     ----------  --------  --------  --------  ---------  --------  --------  ----------  --------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $    5,127  $    613  $(12,826) $  4,953  $  18,543  $  2,631  $(16,004) $    2,091  $  2,201
                                     ----------  --------  --------  --------  ---------  --------  --------  ----------  --------
                                     ----------  --------  --------  --------  ---------  --------  --------  ----------  --------

                                                              GOVERNMENT
                                         HIGH                 OBLIGATIONS    MONEY
                                        YIELD  INTERNATIONAL       MONEY    MARKET
                                         FUND         MAGNUM      MARKET      FUND
                                          SIX           FUND        FUND       SIX
                                       MONTHS  JULY 1, 1996*  SIX MONTHS    MONTHS
                                        ENDED             TO       ENDED     ENDED
                                     DECEMBER   DECEMBER 31,    DECEMBER  DECEMBER
                                     31, 1996           1996    31, 1996  31, 1996
                                        (000)          (000)       (000)     (000)
-----------------------------------
INVESTMENT INCOME:
  Dividends                          $     25  $          71  $       --  $     --
  Interest                                623             47       3,335     5,818
  Less Foreign Taxes Withheld              --             (8)         --        --
                                     --------          -----  ----------  --------
   Total Income                           648            110       3,335     5,818
                                     --------          -----  ----------  --------
EXPENSES:
  Investment Advisory Fees
    Basic Fee                              47             63         275       444
    Less: Fees Waived                     (47)           (63)        (64)      (91)
                                     --------          -----  ----------  --------
  Investment Advisory Fees -- Net          --             --         211       353
  Administrative Fees                      18             24          66       104
  Custody Fees                              9             37          11        24
  Filing and Registration Fees              1              3          --        13
  Directors' Fees and Expenses              1              1           3         3
  Professional Fees                         6             17          22        21
  Shareholder Reports                       8             10          20        20
  Security Lending Fees                    --             --          --        --
  Distribution Fees
    Class A                                 5              5         224       442
    Class B                                22             20          --        --
    Class C                                19             23          --        --
  Amortization of Organizational
    Costs                                  32             34           7         7
  Blue Sky Fees                             8              9          19        30
  Country Tax Expense                      --             --          --        --
  Overdraft Expense                        --             --          --        --
  Other                                     2              2          14        35
  Expenses Reimbursed by Adviser          (24)           (50)         --        --
                                     --------          -----  ----------  --------
   Net Expenses                           107            135         597     1,052
                                     --------          -----  ----------  --------
Net Investment Income (Loss)              541            (25)      2,738     4,766
                                     --------          -----  ----------  --------
NET REALIZED GAIN (LOSS) ON:
  Investments                             103             29          --        --
  Foreign Currency Transactions            --            187          --        --
                                     --------          -----  ----------  --------
   Net Realized Gain (Loss)               103            216          --        --
                                     --------          -----  ----------  --------
CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
  Investments                             540            114          --        --
  Foreign Currency Translations            --             96          --        --
                                     --------          -----  ----------  --------
    Change in Unrealized
      Appreciation/ Depreciation          540            210          --        --
                                     --------          -----  ----------  --------
Net Realized Gain (Loss) and Change
  in Unrealized
  Appreciation/Depreciation               643            426          --        --
                                     --------          -----  ----------  --------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $  1,184  $         401  $    2,738  $  4,766
                                     --------          -----  ----------  --------
                                     --------          -----  ----------  --------

---------------

  *  Commencement of operations

----------76
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                         GLOBAL EQUITY ALLOCATION FUND

                                        SIX MONTHS ENDED
                                       DECEMBER 31, 1996     YEAR ENDED
                                             (UNAUDITED)  JUNE 30, 1996
                                                   (000)          (000)
-----------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)         $             (29) $         364
  Net Realized Gain                                5,286         11,649
  Change in Unrealized
    Appreciation/Depreciation                       (130)         9,778
                                       -----------------  -------------
  Net Increase in Net Assets
    Resulting from Operations                      5,127         21,791
                                       -----------------  -------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                         (2,356)        (1,295)
  Class B                                           (759)           (69)
  Class C                                         (2,093)        (1,106)
                                       -----------------  -------------
                                                  (5,208)        (2,470)
                                       -----------------  -------------
  Net Realized Gain:
  Class A                                         (2,099)        (1,591)
  Class B                                           (751)           (96)
  Class C                                         (2,262)        (1,624)
                                       -----------------  -------------
                                                  (5,112)        (3,311)
                                       -----------------  -------------
  Net Decrease in Net Assets
    Resulting from Distributions                 (10,320)        (5,781)
                                       -----------------  -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                      24,527         58,409
  Distributions Reinvested                         9,826          5,268
  Redeemed                                       (14,097)       (21,216)
                                       -----------------  -------------
  Net Increase in Net Assets
    Resulting from Capital Share
    Transactions                                  20,256         42,461
                                       -----------------  -------------
  Total Increase in Net Assets                    15,063         58,471
NET ASSETS -- Beginning of Period                141,517         83,046
                                       -----------------  -------------
NET ASSETS -- End of Period
  (Including undistributed
  (distributions in excess of) net
  investment income of $(2,527) and
  $2,710, respectively)                $         156,580  $     141,517
                                       -----------------  -------------
                                       -----------------  -------------
-----------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                      450          1,702
     Distributions Reinvested                        293            197
     Redeemed                                       (498)          (960)
                                       -----------------  -------------
   Net Increase in Class A Shares
     Outstanding                                     245            939
                                       -----------------  -------------
                                       -----------------  -------------
   Dollars:
     Subscribed                        $           6,615  $      23,872
     Distributions Reinvested                      4,157          2,639
     Redeemed                                     (7,226)       (13,331)
                                       -----------------  -------------
   Net Increase                        $           3,546  $      13,180
                                       -----------------  -------------
                                       -----------------  -------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                      595          1,017
     Distributions Reinvested                        106             12
     Redeemed                                        (53)            (7)
                                       -----------------  -------------
   Net Increase in Class B Shares
     Outstanding                                     648          1,022
                                       -----------------  -------------
                                       -----------------  -------------
   Dollars:
     Subscribed                        $           8,467  $      14,112
     Distributions Reinvested                      1,475            158
     Redeemed                                       (769)          (100)
                                       -----------------  -------------
   Net Increase                        $           9,173  $      14,170
                                       -----------------  -------------
                                       -----------------  -------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                      659          1,482
     Distributions Reinvested                        300            186
     Redeemed                                       (427)          (575)
                                       -----------------  -------------
   Net Increase in Class C Shares
     Outstanding                                     532          1,093
                                       -----------------  -------------
                                       -----------------  -------------
   Dollars:
     Subscribed                        $           9,445  $      20,425
     Distributions Reinvested                      4,194          2,471
     Redeemed                                     (6,102)        (7,785)
                                       -----------------  -------------
   Net Increase                        $           7,537  $      15,111
                                       -----------------  -------------
                                       -----------------  -------------
-----------------------------------------------------------------------

                                                               -----------------
                                                                    77
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                            GLOBAL FIXED INCOME FUND

                                        SIX MONTHS ENDED
                                       DECEMBER 31, 1996     YEAR ENDED
                                             (UNAUDITED)  JUNE 30, 1996
                                                   (000)          (000)
-----------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                $             241  $         772
  Net Realized Gain                                  206            489
  Change in Unrealized
    Appreciation/Depreciation                        166           (513)
                                                 -------  -------------
  Net Increase in Net Assets
    Resulting from Operations                        613            748
                                                 -------  -------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                           (132)          (771)
  Class B                                            (28)           (21)
  Class C                                            (45)          (399)
  In Excess of Net Investment Income:
  Class A                                             --            (23)
  Class B                                             --             (1)
  Class C                                             --            (12)
                                                 -------  -------------
  Net Decrease in Net Assets
    Resulting from Distributions                    (205)        (1,227)
                                                 -------  -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                       1,828          8,720
  Distributions Reinvested                           160            676
  Redeemed                                        (3,659)       (14,258)
                                                 -------  -------------
  Net Decrease in Net Assets
    Resulting from Capital Share
    Transactions                                  (1,671)        (4,862)
                                                 -------  -------------
  Total Decrease in Net Assets                    (1,263)        (5,341)
NET ASSETS -- Beginning of Period                 11,716         17,057
                                                 -------  -------------
NET ASSETS -- End of Period
  (Including undistributed
  (distributions in excess of) net
  investment income of $0 and $(36),
  respectively)                        $          10,453  $      11,716
                                                 -------  -------------
                                                 -------  -------------
-----------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                       49            589
     Distributions Reinvested                         10             50
     Redeemed                                       (224)          (975)
                                                 -------  -------------
   Net Decrease in Class A Shares
     Outstanding                                    (165)          (336)
                                                 -------  -------------
                                                 -------  -------------
   Dollars:
     Subscribed                        $             496  $       5,929
     Distributions Reinvested                        106            507
     Redeemed                                     (2,267)        (9,791)
                                                 -------  -------------
   Net Decrease                        $          (1,665) $      (3,355)
                                                 -------  -------------
                                                 -------  -------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                       34            150
     Distributions Reinvested                          2              1
     Redeemed                                         (5)            (6)
                                                 -------  -------------
   Net Increase in Class B Shares
     Outstanding                                      31            145
                                                 -------  -------------
                                                 -------  -------------
   Dollars:
     Subscribed                        $             341  $       1,496
     Distributions Reinvested                         21             14
     Redeemed                                        (47)           (63)
                                                 -------  -------------
   Net Increase                        $             315  $       1,447
                                                 -------  -------------
                                                 -------  -------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                       98            130
     Distributions Reinvested                          3             15
     Redeemed                                       (133)          (443)
                                                 -------  -------------
   Net Decrease in Class C Shares
     Outstanding                                     (32)          (298)
                                                 -------  -------------
                                                 -------  -------------
   Dollars:
     Subscribed                        $             991  $       1,295
     Distributions Reinvested                         33            155
     Redeemed                                     (1,345)        (4,404)
                                                 -------  -------------
   Net Decrease                        $            (321) $      (2,954)
                                                 -------  -------------
                                                 -------  -------------
-----------------------------------------------------------------------

--------  78
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                               ASIAN GROWTH FUND

                                        SIX MONTHS ENDED
                                       DECEMBER 31, 1996     YEAR ENDED
                                             (UNAUDITED)  JUNE 30, 1996
                                                   (000)          (000)
-----------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                  $          (1,664) $      (1,844)
  Net Realized Gain                                  632          5,364
  Change in Unrealized of
    Appreciation/Depreciation                    (11,794)         9,465
                                       -----------------  -------------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations             (12,826)        12,985
                                       -----------------  -------------
DISTRIBUTIONS:
  Net Realized Gain:
  Class A                                         (4,142)            --
  Class B                                         (1,284)            --
  Class C                                         (3,096)            --
                                       -----------------  -------------
  Net Decrease in Net Assets
    Resulting From Distributions                  (8,522)            --
                                       -----------------  -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                      64,726        241,482
  Distributions Reinvested                         8,035             --
  Redeemed                                       (97,115)      (103,699)
                                       -----------------  -------------
  Net Increase (Decrease) in Net
    Assets Resulting from Capital
    Share Transactions                           (24,354)       137,783
                                       -----------------  -------------
  Total Increase (Decrease) in Net
    Assets                                       (45,702)       150,768
NET ASSETS -- Beginning of Period                468,932        318,164
                                       -----------------  -------------
NET ASSETS -- End of Period
  (Including distributions in excess
  of net investment income of $1,824
  and $160, respectively)              $         423,230  $     468,932
                                       -----------------  -------------
                                       -----------------  -------------
-----------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                    2,345          7,522
     Distributions Reinvested                        243             --
     Redeemed                                     (4,320)        (3,936)
                                       -----------------  -------------
   Net Increase (Decrease) in Class A
     Shares Outstanding                           (1,732)         3,586
                                       -----------------  -------------
                                       -----------------  -------------
   Dollars:
     Subscribed                        $          38,533  $     127,388
     Distributions Reinvested                      3,930             --
     Redeemed                                    (71,094)       (65,894)
                                       -----------------  -------------
   Net Increase (Decrease)             $         (28,631) $      61,494
                                       -----------------  -------------
                                       -----------------  -------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                      944          3,225
     Distributions Reinvested                         77             --
     Redeemed                                       (216)           (81)
                                       -----------------  -------------
   Net Increase in Class B Shares
     Outstanding                                     805          3,144
                                       -----------------  -------------
                                       -----------------  -------------
   Dollars:
     Subscribed                        $          15,200  $      54,005
     Distributions Reinvested                      1,210             --
     Redeemed                                     (3,463)        (1,375)
                                       -----------------  -------------
   Net Increase                        $          12,947  $      52,630
                                       -----------------  -------------
                                       -----------------  -------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                      683          3,629
     Distributions Reinvested                        184             --
     Redeemed                                     (1,405)        (2,229)
                                       -----------------  -------------
   Net Increase (Decrease) in Class C
     Shares Outstanding                             (538)         1,400
                                       -----------------  -------------
                                       -----------------  -------------
   Dollars:
     Subscribed                        $          10,993  $      60,089
     Distributions Reinvested                      2,895             --
     Redeemed                                    (22,558)       (36,430)
                                       -----------------  -------------
   Net Increase (Decrease)             $          (8,670) $      23,659
                                       -----------------  -------------
                                       -----------------  -------------
-----------------------------------------------------------------------

                                                               -----------------
                                                                    79
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                              AMERICAN VALUE FUND

                                        SIX MONTHS ENDED
                                       DECEMBER 31, 1996     YEAR ENDED
                                             (UNAUDITED)  JUNE 30, 1996
                                                   (000)          (000)
-----------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                $             281  $         666
  Net Realized Gain                                1,871          2,783
  Change in Unrealized
    Appreciation/Depreciation                      2,801          3,203
                                                 -------  -------------
  Net Increase in Net Assets
    Resulting from Operations                      4,953          6,652
                                                 -------  -------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                           (186)          (443)
  Class B                                            (14)           (17)
  Class C                                            (98)          (209)
  In Excess of Net Investment Income:
  Class A                                             --            (12)
  Class B                                             --             (1)
  Class C                                             --            (10)
                                                 -------  -------------
                                                    (298)          (692)
                                                 -------  -------------
  Net Realized Gain:
  Class A                                         (1,554)          (331)
  Class B                                           (209)           (20)
  Class C                                         (1,482)          (252)
                                                 -------  -------------
                                                  (3,245)          (603)
                                                 -------  -------------
  Net Decrease in Net Assets
    Resulting from Distributions                  (3,543)        (1,295)
                                                 -------  -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                       6,104         18,813
  Distributions Reinvested                         3,134            900
  Redeemed                                        (5,800)       (16,260)
                                                 -------  -------------
  Net Increase in Net Assets
    Resulting from Capital Share
    Transactions                                   3,438          3,453
                                                 -------  -------------
  Total Increase in Net Assets                     4,848          8,810
NET ASSETS -- Beginning of Period                 43,352         34,542
                                                 -------  -------------
NET ASSETS -- End of Period
  (Including distributions in excess
  of net investment income of $40 and
  $23, respectively)                   $          48,200  $      43,352
                                                 -------  -------------
                                                 -------  -------------
-----------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                      222            515
     Distributions Reinvested                        112             42
     Redeemed                                       (148)          (816)
                                                 -------  -------------
   Net Increase (Decrease) in Class A
     Shares Outstanding                              186           (259)
                                                 -------  -------------
                                                 -------  -------------
   Dollars:
     Subscribed                        $           3,283  $       7,053
     Distributions Reinvested                      1,666            573
     Redeemed                                     (2,184)       (11,471)
                                                 -------  -------------
   Net Increase (Decrease)             $           2,765  $      (3,845)
                                                 -------  -------------
                                                 -------  -------------
   Class B+:
   ---------------------
   Shares:
     Subscribed                                       30            174
     Distributions Reinvested                         15              3
     Redeemed                                         (8)            (7)
                                                 -------  -------------
   Net Increase in Class B Shares
     Outstanding                                      37            170
                                                 -------  -------------
                                                 -------  -------------
   Dollars:
     Subscribed                        $             444  $       2,376
     Distributions Reinvested                        218             36
     Redeemed                                       (113)           (93)
                                                 -------  -------------
   Net Increase                        $             549  $       2,319
                                                 -------  -------------
                                                 -------  -------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                      161            685
     Distributions Reinvested                         84             21
     Redeemed                                       (241)          (334)
                                                 -------  -------------
   Net Increase in Class C Shares
     Outstanding                                       4            372
                                                 -------  -------------
                                                 -------  -------------
   Dollars:
     Subscribed                        $           2,377  $       9,384
     Distributions Reinvested                      1,250            291
     Redeemed                                     (3,503)        (4,696)
                                                 -------  -------------
   Net Increase                        $             124  $       4,979
                                                 -------  -------------
                                                 -------  -------------
-----------------------------------------------------------------------

--------  80
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                           WORLDWIDE HIGH INCOME FUND

                                        SIX MONTHS ENDED
                                       DECEMBER 31, 1996     YEAR ENDED
                                             (UNAUDITED)  JUNE 30, 1996
                                                   (000)          (000)
-----------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                $           6,398  $       8,304
  Net Realized Gain                                2,720          4,060
  Change in Unrealized
    Appreciation/Depreciation                      9,425           (637)
                                       -----------------  -------------
  Net Increase in Net Assets
    Resulting from Operations                     18,543         11,727
                                       -----------------  -------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                         (2,885)        (3,806)
  Class B                                         (1,822)        (1,176)
  Class C                                         (1,532)        (2,325)
                                       -----------------  -------------
                                                  (6,239)        (7,307)
                                       -----------------  -------------
  Net Realized Gain:
  Class A                                         (2,320)            --
  Class B                                         (1,708)            --
  Class C                                         (1,292)            --
                                       -----------------  -------------
                                                  (5,320)            --
                                       -----------------  -------------
  Net Decrease in Net Assets
    Resulting from Distributions                 (11,559)        (7,307)
                                       -----------------  -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                      55,931        103,978
  Distributions Reinvested                         7,679          3,981
  Redeemed                                       (21,574)       (43,317)
                                       -----------------  -------------
  Net Increase in Net Assets
    Resulting from Capital Share
    Transactions                                  42,036         64,642
                                       -----------------  -------------
  Total Increase in Net Assets                    49,020         69,062
NET ASSETS -- Beginning of Period                 95,761         26,699
                                       -----------------  -------------
NET ASSETS -- End of Period
  (Including undistributed net
  investment income of $1,316 and
  $1,157, respectively)                $         144,781  $      95,761
                                       -----------------  -------------
                                       -----------------  -------------
-----------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                    2,479          4,713
     Distributions Reinvested                        280            190
     Redeemed                                     (1,322)        (2,858)
                                       -----------------  -------------
   Net Increase in Class A Shares
     Outstanding                                   1,437          2,045
                                       -----------------  -------------
                                       -----------------  -------------
   Dollars:
     Subscribed                        $          32,405  $      56,635
     Distributions Reinvested                      3,686          2,294
     Redeemed                                    (17,406)       (34,479)
                                       -----------------  -------------
   Net Increase                        $          18,685  $      24,450
                                       -----------------  -------------
                                       -----------------  -------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                    1,363          2,125
     Distributions Reinvested                        157             44
     Redeemed                                       (107)           (65)
                                       -----------------  -------------
   Net Increase in Class B Shares
     Outstanding                                   1,413          2,104
                                       -----------------  -------------
                                       -----------------  -------------
   Dollars:
     Subscribed                        $          17,826  $      25,745
     Distributions Reinvested                      2,065            538
     Redeemed                                     (1,420)          (797)
                                       -----------------  -------------
   Net Increase                        $          18,471  $      25,486
                                       -----------------  -------------
                                       -----------------  -------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                      437          1,792
     Distributions Reinvested                        147             95
     Redeemed                                       (208)          (656)
                                       -----------------  -------------
   Net Increase in Class C Shares
     Outstanding                                     376          1,231
                                       -----------------  -------------
                                       -----------------  -------------
   Dollars:
     Subscribed                        $           5,700  $      21,598
     Distributions Reinvested                      1,928          1,149
     Redeemed                                     (2,748)        (8,041)
                                       -----------------  -------------
   Net Increase                        $           4,880  $      14,706
                                       -----------------  -------------
                                       -----------------  -------------
-----------------------------------------------------------------------

                                                               -----------------
                                                                    81
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                              LATIN AMERICAN FUND

                                        SIX MONTHS ENDED
                                       DECEMBER 31, 1996     YEAR ENDED
                                             (UNAUDITED)  JUNE 30, 1996
                                                   (000)          (000)
-----------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)         $             (61) $         163
  Net Realized Gain                                5,036            752
  Change in Unrealized
    Appreciation/Depreciation                     (2,344)         5,112
                                       -----------------  -------------
  Net Increase in Net Assets
    Resulting from Operations                      2,631          6,027
                                       -----------------  -------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                           (118)           (18)
  Class B                                            (17)            --
  Class C                                            (13)            --
                                       -----------------  -------------
                                                    (148)           (18)
                                       -----------------  -------------
  Net Realized Gain:
  Class A                                         (2,192)            --
  Class B                                           (360)            --
  Class C                                           (727)            --
                                       -----------------  -------------
                                                  (3,279)            --
                                       -----------------  -------------
  Net Decrease in Net Assets
    Resulting from Distributions                  (3,427)           (18)
                                       -----------------  -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                      20,558         19,885
  Distributions Reinvested                         3,304             15
  Redeemed                                       (21,697)       (10,130)
                                       -----------------  -------------
  Net Increase in Net Assets
    Resulitng from Capital Share
    Transactions                                   2,165          9,770
                                       -----------------  -------------
  Total Increase in Net Assets                     1,369         15,779
NET ASSETS -- Beginning of Period                 27,522         11,743
                                       -----------------  -------------
NET ASSETS -- End of Period
  (Including undistributed
  (distribution in excess of) net
  investment income of $(77) and
  $132, respectively)                  $          28,891  $      27,522
                                       -----------------  -------------
                                       -----------------  -------------
-----------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                    1,406          1,373
     Distributions Reinvested                        187              1
     Redeemed                                     (1,462)          (737)
                                       -----------------  -------------
   Net Increase in Class A Shares
     Outstanding                                     131            637
                                       -----------------  -------------
                                       -----------------  -------------
   Dollars:
     Subscribed                        $          18,365  $      14,772
     Distributions Reinvested                      2,244             15
     Redeemed                                    (19,259)        (7,673)
                                       -----------------  -------------
   Net Increase                        $           1,350  $       7,114
                                       -----------------  -------------
                                       -----------------  -------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                       79            169
     Distributions Reinvested                         30             --
     Redeemed                                        (14)            (5)
                                       -----------------  -------------
   Net Increase in Class B Shares
     Outstanding                                      95            164
                                       -----------------  -------------
                                       -----------------  -------------
   Dollars:
     Subscribed                        $           1,012  $       1,858
     Distributions Reinvested                        353             --
     Redeemed                                       (189)           (52)
                                       -----------------  -------------
   Net Increase                        $           1,176  $       1,806
                                       -----------------  -------------
                                       -----------------  -------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                       92            316
     Distributions Reinvested                         60             --
     Redeemed                                       (176)          (224)
                                       -----------------  -------------
   Net Increase (Decrease) in Class C
     Shares Outstanding                              (24)            92
                                       -----------------  -------------
                                       -----------------  -------------
   Dollars:
     Subscribed                        $           1,181  $       3,255
     Distributions Reinvested                        707             --
     Redeemed                                     (2,249)        (2,405)
                                       -----------------  -------------
   Net Increase (Decrease)             $            (361) $         850
                                       -----------------  -------------
                                       -----------------  -------------
-----------------------------------------------------------------------

--------  82
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                             EMERGING MARKETS FUND

                                        SIX MONTHS ENDED
                                       DECEMBER 31, 1996     YEAR ENDED
                                             (UNAUDITED)  JUNE 30, 1996
                                                   (000)          (000)
-----------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)         $            (638) $         465
  Net Realized Gain (Loss)                         4,056           (518)
  Change in Unrealized
    Appreciation/Depreciation                    (19,422)        14,532
                                       -----------------  -------------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations             (16,004)        14,479
                                       -----------------  -------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                           (290)          (142)
  Class B                                            (52)            --
  Class C                                            (45)            --
                                       -----------------  -------------
                                                    (387)          (142)
                                       -----------------  -------------
  Net Realized Gain:
  Class A                                           (871)            --
  Class B                                           (182)            --
  Class C                                           (503)            --
                                       -----------------  -------------
                                                  (1,556)            --
                                       -----------------  -------------
  In Excess of Net Realized Gain:
  Class A                                             --             (3)
  Class C                                             --             (2)
                                       -----------------  -------------
                                                      --             (5)
                                       -----------------  -------------
  Net Decrease in Net Assets
    Resulting from Distributions                  (1,943)          (147)
                                       -----------------  -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                      48,703        141,283
  Distributions Reinvested                         1,855            133
  Redeemed                                       (72,838)       (35,217)
                                       -----------------  -------------
  Net Increase (Decrease) in Net
    Assets Resulting from Capital
    Share Transactions                           (22,280)       106,199
                                       -----------------  -------------
  Total Increase (Decrease) in Net
    Assets                                       (40,227)       120,531
NET ASSETS -- Beginning of Period                168,867         48,336
                                       -----------------  -------------
NET ASSETS -- End of Period
  (Including undistributed
  (distributions in excess of) net
  investment income of $(719) and
  $306, respectively.)                 $         128,640  $     168,867
                                       -----------------  -------------
                                       -----------------  -------------
-----------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                    3,063          9,551
     Distributions Reinvested                        104             13
     Redeemed                                     (5,919)        (2,502)
                                       -----------------  -------------
   Net Increase (Decrease) in Class A
     Shares Outstanding                           (2,752)         7,062
                                       -----------------  -------------
                                       -----------------  -------------
   Dollars:
     Subscribed                        $          34,354  $     106,764
     Distributions Reinvested                      1,103            131
     Redeemed                                    (66,556)       (27,528)
                                       -----------------  -------------
   Net Increase (Decrease)             $         (31,099) $      79,367
                                       -----------------  -------------
                                       -----------------  -------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                      634            883
     Distributions Reinvested                         21             --
     Redeemed                                        (96)           (10)
                                       -----------------  -------------
   Net Increase in Class B Shares
     Outstanding                                     559            873
                                       -----------------  -------------
                                       -----------------  -------------
   Dollars:
     Subscribed                        $           6,962  $       9,848
     Distributions Reinvested                        224             --
     Redeemed                                     (1,028)          (116)
                                       -----------------  -------------
   Net Increase                        $           6,158  $       9,732
                                       -----------------  -------------
                                       -----------------  -------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                      671          2,245
     Distributions Reinvested                         50             --
     Redeemed                                       (481)          (703)
                                       -----------------  -------------
   Net Increase in Class C Shares
     Outstanding                                     240          1,542
                                       -----------------  -------------
                                       -----------------  -------------
   Dollars:
     Subscribed                        $           7,387  $      24,671
     Distributions Reinvested                        528              2
     Redeemed                                     (5,254)        (7,573)
                                       -----------------  -------------
   Net Increase                        $           2,661  $      17,100
                                       -----------------  -------------
                                       -----------------  -------------
-----------------------------------------------------------------------

                                                               -----------------
                                                                    83
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                             AGGRESSIVE EQUITY FUND

                                        SIX MONTHS ENDED
                                       DECEMBER 31, 1996  JANUARY 2, 1996* TO
                                             (UNAUDITED)        JUNE 30, 1996
                                                   (000)                (000)
-----------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)         $              (8) $                27
  Net Realized Gain                                1,403                  943
  Change in Unrealized
    Appreciation/Depreciation                        696                  274
                                                 -------              -------
  Net Increase in Net Assets from
    Operations                                     2,091                1,244
                                                 -------              -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                            (13)                 (17)
  Class B                                             (5)                  (6)
  Class C                                             (5)                  (7)
                                                 -------              -------
                                                     (23)                 (30)
                                                 -------              -------
  Net Realized Gain:
  Class A                                           (711)                  --
  Class B                                           (454)                  --
  Class C                                           (440)                  --
                                                 -------              -------
                                                  (1,605)                  --
                                                 -------              -------
  Net Decrease in Net Assets
    Resulting from Distributions                  (1,628)                 (30)
                                                 -------              -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscibed                                        8,219                9,793
  Distributions Reinvested                         1,037                   10
  Redeemed                                          (914)                (627)
                                                 -------              -------
  Net Increase in Net Assets
    Resulting from Capital Share
    Transactions                                   8,342                9,176
                                                 -------              -------
  Total Increase in Net Assets                     8,805               10,390
NET ASSETS -- Beginning of Period                 10,390                   --
                                                 -------              -------
NET ASSETS -- End of Period
  (Including undistributed
  (distributions in excess of) net
  investment income of $(31) and $0,
  respectively.)                       $          19,195  $            10,390
                                                 -------              -------
                                                 -------              -------
-----------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                      199                  410
     Distributions Reinvested                         36                    1
     Redeemed                                        (41)                 (37)
                                                 -------              -------
   Net Increase in Class A Shares
     Outstanding                                     194                  374
                                                 -------              -------
                                                 -------              -------
   Dollars:
     Subscibed                         $           2,973  $             5,351
     Distributions Reinvested                        522                    9
     Redeemed                                       (595)                (479)
                                                 -------              -------
   Net Increase                        $           2,900  $             4,881
                                                 -------              -------
                                                 -------              -------
   Class B:
   ---------------------
   Shares:
     Subscribed                                      178                  170
     Distributions Reinvested                         18                   --
     Redeemed                                         (2)                  (1)
                                                 -------              -------
   Net Increase in Class B Shares
     Outstanding                                     194                  169
                                                 -------              -------
                                                 -------              -------
   Dollars:
     Subscribed                        $           2,639  $             2,086
     Distributions Reinvested                        263                   --
     Redeemed                                        (31)                 (11)
                                                 -------              -------
   Net Increase                        $           2,871  $             2,075
                                                 -------              -------
                                                 -------              -------
   Class C:
   ---------------------
   Shares:
     Subscribed                                      175                  190
     Distributions Reinvested                         17                   --
     Redeemed                                        (21)                 (10)
                                                 -------              -------
   Net Increase in Class C Shares
     Outstanding                                     171                  180
                                                 -------              -------
                                                 -------              -------
   Dollars:
     Subscribed                        $           2,607  $             2,356
     Distributions Reinvested                        252                    1
     Redeemed                                       (288)                (137)
                                                 -------              -------
   Net Increase                        $           2,571  $             2,220
                                                 -------              -------
                                                 -------              -------
-----------------------------------------------------------------------------
* Commencement of operations.

--------  84
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                             U.S. REAL ESTATE FUND

                                        SIX MONTHS ENDED
                                       DECEMBER 31, 1996  MAY 1, 1996* TO
                                             (UNAUDITED)    JUNE 30, 1996
                                                   (000)            (000)
-------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                $              79  $            32
  Net Realized Gain                                  421               --
  Change in Unrealized
    Appreciation/Depreciation                      1,701              210
                                                 -------           ------
  Net Increase in Net Assets
    Resulting from Operations                      2,201              242
                                                 -------           ------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                            (58)              (5)
  Class B                                            (34)              (4)
  Class C                                            (24)              (4)
                                                 -------           ------
                                                    (116)             (13)
                                                 -------           ------
  Net Realized Gain:
  Class A                                           (100)              --
  Class B                                            (71)              --
  Class C                                            (48)              --
                                                 -------           ------
                                                    (219)              --
                                                 -------           ------
  Net Decrease in Net Assets
    Resulting from Distributions                    (335)             (13)
                                                 -------           ------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                       6,356            5,578
  Distributions Reinvested                           148                1
  Redeemed                                           (46)              --
                                                 -------           ------
  Net Increase in Net Assets
    Resulting from Capital Share
    Transactions                                   6,458            5,579
                                                 -------           ------
  Total Increase in Net Assets                     8,324            5,808
NET ASSETS -- Beginning of Period                  5,808               --
                                                 -------           ------
NET ASSETS -- End of Period
  (Including undistributed
  (distributions in excess of) net
  investment income of $(17) and $19,
  respectively.)                       $          14,132  $         5,808
                                                 -------           ------
                                                 -------           ------
-------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                      285              146
     Distributions Reinvested                          6               --
     Redeemed                                         (2)              --
                                                 -------           ------
   Net Increase in Class A Shares
     Outstanding                                     289              146
                                                 -------           ------
                                                 -------           ------
   Dollars:
     Subscribed                        $           3,883  $         1,753
     Distributions Reinvested                         93                1
     Redeemed                                        (30)              --
                                                 -------           ------
   Net Increase                        $           3,946  $         1,754
                                                 -------           ------
                                                 -------           ------
   Class B:
   ---------------------
   Shares:
     Subscribed                                      125              175
     Distributions Reinvested                          2               --
     Redeemed                                         --               --
                                                 -------           ------
   Net Increase in Class B Shares
     Outstanding                                     127              175
                                                 -------           ------
                                                 -------           ------
   Dollars:
     Subscribed                        $           1,709  $         2,116
     Distributions Reinvested                         36               --
     Redeemed                                         (6)              --
                                                 -------           ------
   Net Increase                        $           1,739  $         2,116
                                                 -------           ------
                                                 -------           ------
   Class C:
   ---------------------
   Shares:
     Subscribed                                       56              142
     Distributions Reinvested                          1               --
     Redeemed                                         (1)              --
                                                 -------           ------
   Net Increase in Class C Shares
     Outstanding                                      56              142
                                                 -------           ------
                                                 -------           ------
   Dollars:
     Subscribed                        $             764  $         1,709
     Distributions Reinvested                         19               --
     Redeemed                                        (10)              --
                                                 -------           ------
   Net Increase                        $             773  $         1,709
                                                 -------           ------
                                                 -------           ------
-------------------------------------------------------------------------
* Commencement of operations.

                                                               -----------------
                                                                    85
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                HIGH YIELD FUND

                                        SIX MONTHS ENDED
                                       DECEMBER 31, 1996  MAY 1, 1996* TO
                                             (UNAUDITED)    JUNE 30, 1996
                                                   (000)            (000)
-------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                $             541  $           110
  Net Realized Gain (Loss)                           103               (3)
  Change in Unrealized
    Appreciation/Depreciation                        540              (86)
                                                 -------          -------
  Net Increase in Net Assets
    Resulting from Operations                      1,184               21
                                                 -------          -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                           (205)             (38)
  Class B                                           (188)             (27)
  Class C                                           (167)             (27)
                                                 -------          -------
                                                    (560)             (92)
                                                 -------          -------
  Net Realized Gain:
  Class A                                            (20)              --
  Class B                                            (24)              --
  Class C                                            (20)              --
                                                 -------          -------
                                                     (64)              --
                                                 -------          -------
  Net Decrease in Net Assets
    Resulting from Distributions                    (624)             (92)
                                                 -------          -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                       3,718           10,709
  Distributions Reinvested                            78                6
  Redeemed                                          (205)              --
                                                 -------          -------
  Net Increase in Net Assets
    Resulting from Capital Share
    Transactions                                   3,591           10,715
                                                 -------          -------
  Total Increase in Net Assets                     4,151           10,644
NET ASSETS -- Beginning of Period                 10,644               --
                                                 -------          -------
NET ASSETS -- End of Period
  (Including undistributed
  (distributions in excess of) net
  investment income of $(1) and $18,
  respectively.)                       $          14,795  $        10,644
                                                 -------          -------
                                                 -------          -------
-------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                       55              327
     Distributions Reinvested                          4               --
     Redeemed                                        (10)              --
                                                 -------          -------
   Net Increase in Class A Shares
     Outstanding                                      49              327
                                                 -------          -------
                                                 -------          -------
   Dollars:
     Subscribed                        $             666  $         3,930
     Distributions Reinvested                         45                5
     Redeemed                                       (121)              --
                                                 -------          -------
   Net Increase                        $             590  $         3,935
                                                 -------          -------
                                                 -------          -------
   Class B:
   ---------------------
   Shares:
     Subscribed                                      163              287
     Distributions Reinvested                          2               --
     Redeemed                                         (2)              --
                                                 -------          -------
   Net Increase in Class B Shares
     Outstanding                                     163              287
                                                 -------          -------
                                                 -------          -------
   Dollars:
     Subscribed                        $           2,004  $         3,443
     Distributions Reinvested                         20                1
     Redeemed                                        (30)              --
                                                 -------          -------
   Net Increase                        $           1,994  $         3,444
                                                 -------          -------
                                                 -------          -------
   Class C:
   ---------------------
   Shares:
     Subscribed                                       85              278
     Distributions Reinvested                          1               --
     Redeemed                                         (4)              --
                                                 -------          -------
   Net Increase in Class C Shares
     Outstanding                                      82              278
                                                 -------          -------
                                                 -------          -------
   Dollars:
     Subscribed                        $           1,048  $         3,336
     Distributions Reinvested                         13               --
     Redeemed                                        (54)              --
                                                 -------          -------
   Net Increase                        $           1,007  $         3,336
                                                 -------          -------
                                                 -------          -------
-------------------------------------------------------------------------
* Commencement of operations.

--------  86
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                           INTERNATIONAL MAGNUM FUND

                                        JULY 1, 1996* TO
                                       DECEMBER 31, 1996
                                             (UNAUDITED)
                                                   (000)
--------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                  $             (25)
  Net Realized Gain                                  216
  Change in Unrealized
    Appreciation/Depreciation                        210
                                                 -------
  Net Increase in Net Assets
    Resulting from Operations                        401
                                                 -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                            (52)
  Class B                                            (45)
  Class C                                            (43)
                                                 -------
                                                    (140)
                                                 -------
  Net Realized Gain:
  Class A                                             (4)
  Class B                                             (4)
  Class C                                             (4)
                                                 -------
                                                     (12)
                                                 -------
  Net Decrease in Net Assets
    Resulting from Distributions                    (152)
                                                 -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                      16,366
  Distributions Reinvested                            50
  Redeemed                                          (175)
                                                 -------
  Net Increase in Net Assets
    Resulting from Capital Share
    Transactions                                  16,241
                                                 -------
  Total Increase in Net Assets                    16,490
NET ASSETS -- Beginning of Period                     --
                                                 -------
NET ASSETS -- End of Period
  (Including distributions in excess
  of net investment income of $165)    $          16,490
                                                 -------
                                                 -------
--------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                      459
     Distributions Reinvested                          1
     Redeemed                                         (6)
                                                 -------
   Net Increase in Class A Shares
     Outstanding                                     454
                                                 -------
                                                 -------
   Dollars:
     Subscribed                        $           5,480
     Distributions Reinvested                         14
     Redeemed                                        (73)
                                                 -------
   Net Increase                        $           5,421
                                                 -------
                                                 -------
   Class B:
   ---------------------
   Shares:
     Subscribed                                      452
     Distributions Reinvested                          1
     Redeemed                                         (2)
                                                 -------
   Net Increase in Class B Shares
     Outstanding                                     451
                                                 -------
                                                 -------
   Dollars:
     Subscribed                        $           5,413
     Distributions Reinvested                         18
     Redeemed                                        (27)
                                                 -------
   Net Increase                        $           5,404
                                                 -------
                                                 -------
   Class C:
   ---------------------
   Shares:
     Subscribed                                      460
     Distributions Reinvested                          1
     Redeemed                                         (6)
                                                 -------
   Net Increase in Class C Shares
     Outstanding                                     455
                                                 -------
                                                 -------
   Dollars:
     Subscribed                        $           5,473
     Distributions Reinvested                         18
     Redeemed                                        (75)
                                                 -------
   Net Increase                        $           5,416
                                                 -------
                                                 -------
--------------------------------------------------------
* Commencement of operations.

                                                               -----------------
                                                                    87
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND

                                        SIX MONTHS ENDED
                                       DECEMBER 31, 1996     YEAR ENDED
                                             (UNAUDITED)  JUNE 30, 1996
                                                   (000)          (000)
-----------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                $           2,738  $       4,114
  Net Realized Loss                                   --            (99)
                                       -----------------  -------------
  Net Increase in Net Assets
    Resulting from Operations                      2,738          4,015
                                       -----------------  -------------
DISTRIBUTIONS:
  Net Investment Income                           (2,738)        (4,114)
  Net Realized Gain                                   --            (12)
                                       -----------------  -------------
  Net Decrease in Net Assets
    Resulting from Distributions                  (2,738)        (4,126)
                                       -----------------  -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                     162,299      1,373,640
  Distributions Reinvested                         1,763          3,511
  Redeemed                                      (193,224)    (1,298,567)
                                       -----------------  -------------
  Net Increase (Decrease) in Net
    Assets Resulting from Capital
    Share Transactions                           (29,162)        78,584
                                       -----------------  -------------
  Total Increase (Decrease) in Net
    Assets                                       (29,162)        78,473
NET ASSETS -- Beginning of Period                145,978         67,505
                                       -----------------  -------------
NET ASSETS -- End of Period            $         116,816  $     145,978
                                       -----------------  -------------
                                       -----------------  -------------
-----------------------------------------------------------------------
Capital Share Transactions:
(1) Shares:
     Subscribed                                  162,299      1,373,640
     Distributions Reinvested                      1,763          3,511
     Redeemed                                   (193,224)    (1,298,567)
                                       -----------------  -------------
   Net Increase (Decrease) in Shares
     Outstanding                                 (29,162)        78,584
                                       -----------------  -------------
                                       -----------------  -------------
-----------------------------------------------------------------------

--------  88
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                               MONEY MARKET FUND

                                        SIX MONTHS ENDED
                                       DECEMBER 31, 1996     YEAR ENDED
                                             (UNAUDITED)  JUNE 30, 1996
                                                   (000)          (000)
-----------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                $           4,766  $       7,849
  Net Realized Loss                                   --           (100)
                                       -----------------  -------------
  Net Increase in Net Assets
    Resulting from Operations                      4,766          7,749
                                       -----------------  -------------
DISTRIBUTIONS:
  Net Investment Income                           (4,766)        (7,849)
                                       -----------------  -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                     340,994      1,390,774
  Distributions Reinvested                         3,331          7,425
  Redeemed                                      (260,444)    (1,398,641)
                                       -----------------  -------------
  Net Increase (Decrease) in Net
    Assets Resulting from Capital
    Share Transactions                            83,881           (442)
                                       -----------------  -------------
  Total Increase (Decrease) in Net
    Assets                                        83,881           (542)
NET ASSETS -- Beginning of Period                170,973        171,515
                                       -----------------  -------------
NET ASSETS -- End of Period            $         254,854  $     170,973
                                       -----------------  -------------
                                       -----------------  -------------
-----------------------------------------------------------------------
Capital Share Transactions:
(1) Shares:
     Subscribed                                  340,994      1,390,774
     Distributions Reinvested                      3,331          7,425
     Redeemed                                   (260,444)    (1,398,641)
                                       -----------------  -------------
   Net Increase (Decrease) in Shares
     Outstanding                                  83,881           (442)
                                       -----------------  -------------
                                       -----------------  -------------
-----------------------------------------------------------------------

                                                               -----------------
                                                                    89
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                         GLOBAL EQUITY ALLOCATION FUND

                                                                          CLASS A
                                          -----------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                          DECEMBER 31, 1996        YEAR ENDED        YEAR ENDED        YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)     JUNE 30, 1996     JUNE 30, 1995     JUNE 30, 1994
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           14.75     $       12.60     $       11.99     $       11.09
                                                    -------     -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                         0.05              0.19              0.12              0.10
  Net Realized and Unrealized Gain                     0.48              2.82              0.67              0.90
                                                    -------     -------------     -------------     -------------
  Total From Investment Operations                     0.53              3.01              0.79              1.00
                                                    -------     -------------     -------------     -------------
DISTRIBUTIONS
  Net Investment Income                               (0.55)            (0.39)               --             (0.03)
  In Excess of Net Investment Income                     --                --             (0.05)               --
  Net Realized Gain                                   (0.49)            (0.47)            (0.13)            (0.07)
                                                    -------     -------------     -------------     -------------
  Total Distributions                                 (1.04)            (0.86)            (0.18)            (0.10)
                                                    -------     -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD            $           14.24     $       14.75     $       12.60     $       11.99
                                                    -------     -------------     -------------     -------------
                                                    -------     -------------     -------------     -------------
TOTAL RETURN (1)                                       3.65%            24.62%             6.69%             9.02%
                                                    -------     -------------     -------------     -------------
                                                    -------     -------------     -------------     -------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $          64,956     $      63,706     $      42,586     $      33,425
Ratio of Expenses to Average Net
  Assets                                               1.70%**           1.70%             1.70%             1.70%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                                0.39%**           0.71%             1.01%             0.98%
Portfolio Turnover Rate                                  23%               44%               39%               30%
Average Commission Rate #                 $          0.0069               N/A               N/A               N/A
-----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income (Loss)                         $            0.03     $        0.10     $        0.04     $        0.09
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       1.93%**           2.06%             2.03%             2.58%
  Net Investment Income (Loss) to
    Average Net Assets                                 0.16%**           0.35%             0.68%             0.10%
-----------------------------------------------------------------------------------------------------------------

                                                                            CLASS B
                                                            ----------------------------------------
                                                             SIX MONTHS ENDED
                                       JANUARY 4, 1993*     DECEMBER 31, 1996     AUGUST 1, 1995+ TO
SELECTED PER SHARE DATA AND RATIOS     TO JUNE 30, 1993           (UNAUDITED)          JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $          10.00     $           14.46     $            13.01
                                                -------               -------                -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                     0.04                 (0.13)                  0.30
  Net Realized and Unrealized Gain                 1.05                  0.59                   1.98
                                                -------               -------                -------
  Total From Investment Operations                 1.09                  0.46                   2.28
                                                -------               -------                -------
DISTRIBUTIONS
  Net Investment Income                              --                 (0.50)                 (0.35)
  In Excess of Net Investment Income                 --                    --                     --
  Net Realized Gain                                  --                 (0.49)                 (0.48)
                                                -------               -------                -------
  Total Distributions                                --                 (0.99)                 (0.83)
                                                -------               -------                -------
NET ASSET VALUE, END OF PERIOD         $          11.09     $           13.93     $            14.46
                                                -------               -------                -------
                                                -------               -------                -------
TOTAL RETURN (1)                                  10.90%                 3.20%                 18.08%
                                                -------               -------                -------
                                                -------               -------                -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $         10,434     $          23,267     $           14,786
Ratio of Expenses to Average Net
  Assets                                           1.70%**               2.45%**                2.45%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                            1.04%**              (0.35)%**               0.45%**
Portfolio Turnover Rate                              14%                   23%                    44%
Average Commission Rate #                           N/A     $          0.0069                    N/A
-----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income (Loss)                      $           0.08     $            0.08     $             0.22
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                   3.65%**               2.68%**                2.81%**
  Net Investment Income (Loss) to
    Average Net Assets                            (0.91)%**             (0.58)%**               0.09%**
-----------------------------------------------------------------------------------------------------------------

                                                                          CLASS C
                                          -----------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                          DECEMBER 31, 1996        YEAR ENDED        YEAR ENDED        YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)     JUNE 30, 1996     JUNE 30, 1995     JUNE 30, 1994
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           14.49     $       12.43     $       11.90     $       11.05
                                                    -------     -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                        (0.03)             0.12              0.04              0.06
  Net Realized and Unrealized Gain                     0.49              2.75              0.65              0.86
                                                    -------     -------------     -------------     -------------
  Total From Investment Operations                     0.46              2.87              0.69              0.92
                                                    -------     -------------     -------------     -------------
DISTRIBUTIONS
  Net Investment Income                               (0.46)            (0.33)               --                --
  In Excess of Net Investment Income                     --                --             (0.03)               --
  Net Realized Gain                                   (0.49)            (0.48)            (0.13)            (0.07)
                                                    -------     -------------     -------------     -------------
  Total Distributions                                 (0.95)            (0.81)            (0.16)            (0.07)
                                                    -------     -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD            $           14.00     $       14.49     $       12.43     $       11.90
                                                    -------     -------------     -------------     -------------
                                                    -------     -------------     -------------     -------------
TOTAL RETURN (1)                                       3.18%            23.65%             5.84%             8.34%
                                                    -------     -------------     -------------     -------------
                                                    -------     -------------     -------------     -------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $          68,357     $      63,025     $      40,460     $      29,892
Ratio of Expenses to Average Net
  Assets                                               2.45%**           2.45%             2.45%             2.45%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                               (0.36)%**         (0.04)%            0.25%             0.23%
Portfolio Turnover Rate                                  23%               44%               39%               30%
Average Commission Rate #                 $          0.0069               N/A               N/A               N/A
-----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income (Loss)                         $            0.02     $        1.16     $        0.05     $        0.12
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       2.68%**           2.81%             2.78%             3.34%
  Net Investment Income (Loss) to
    Average Net Assets                                (0.58)%**         (0.40)%           (0.08)%           (0.66)%


                                       JANUARY 4, 1993*
SELECTED PER SHARE DATA AND RATIOS     TO JUNE 30, 1993
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $          10.00
                                                -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                     0.01
  Net Realized and Unrealized Gain                 1.04
                                                -------
  Total From Investment Operations                 1.05
                                                -------
DISTRIBUTIONS
  Net Investment Income                              --
  In Excess of Net Investment Income                 --
  Net Realized Gain                                  --
                                                -------
  Total Distributions                                --
                                                -------
NET ASSET VALUE, END OF PERIOD         $          11.05
                                                -------
                                                -------
TOTAL RETURN (1)                                  10.50%
                                                -------
                                                -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $          6,995
Ratio of Expenses to Average Net
  Assets                                           2.45%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                            0.29%**
Portfolio Turnover Rate                              14%
Average Commission Rate #                           N/A
-----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income (Loss)                      $           0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                   4.40%**
  Net Investment Income (Loss) to
    Average Net Assets                            (1.66)%**

--------------------------------------------------------------------------------

  *  Commencement of operations.
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged. For the period ended December 31, 1996, the average commission rate paid on trades on which commissions were charged was 0.07% of the trade amount.

-------------
          90
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                            GLOBAL FIXED INCOME FUND

                                                                          CLASS A
                                          -----------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                          DECEMBER 31, 1996        YEAR ENDED        YEAR ENDED        YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)     JUNE 30, 1996     JUNE 30, 1995     JUNE 30, 1994
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $            9.94     $       10.23     $        9.53     $       10.55
                                                     ------            ------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                0.24              0.53              0.56              0.52
  Net Realized and Unrealized Gain
    (Loss)                                             0.35             (0.01)             0.50             (0.42)
                                                     ------            ------     -------------     -------------
  Total From Investment Operations                     0.59              0.52              1.06              0.10
                                                     ------            ------     -------------     -------------
DISTRIBUTIONS
  Net Investment Income                               (0.21)            (0.79)            (0.36)            (0.50)
  In Excess of Net Investment Income                     --             (0.02)               --             (0.12)
  Net Realized Gain                                      --                --                --             (0.47)
  In Excess of Net Realized Gain                         --                --                --             (0.03)
                                                     ------            ------     -------------     -------------
  Total Distributions                                 (0.21)            (0.81)            (0.36)            (1.12)
                                                     ------            ------     -------------     -------------
NET ASSET VALUE, END OF PERIOD            $           10.32     $        9.94     $       10.23     $        9.53
                                                     ------            ------     -------------     -------------
                                                     ------            ------     -------------     -------------
TOTAL RETURN (1)                                       5.94%             5.20%            11.41%             0.41%
                                                     ------            ------     -------------     -------------
                                                     ------            ------     -------------     -------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $           6,016     $       7,432     $      11,092     $      10,369
Ratio of Expenses to Average Net
  Assets                                               1.45%**           1.45%             1.45%             1.45%
Ratio of Net Investment Income to
  Average Net Assets                                   4.63%**           5.02%             5.84%             4.70%
Portfolio Turnover Rate                                  73%              223%              169%              168%
-----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $            0.08     $        0.07     $        0.07     $        0.11
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       2.84%**           2.16%             2.22%             2.48%
  Net Investment Income to Average
    Net Assets                                         3.15%**           4.31%             5.07%             3.67%
-----------------------------------------------------------------------------------------------------------------

                                                                            CLASS B
                                                            ----------------------------------------
                                                             SIX MONTHS ENDED
                                       JANUARY 4, 1993*     DECEMBER 31, 1996     AUGUST 1, 1995+ TO
SELECTED PER SHARE DATA AND RATIOS     TO JUNE 30, 1993           (UNAUDITED)          JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $          10.00     $            9.91     $            10.24
                                                 ------                ------                 ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                            0.25                  0.25                   0.64
  Net Realized and Unrealized Gain
    (Loss)                                         0.55                  0.29                  (0.26)
                                                 ------                ------                 ------
  Total From Investment Operations                 0.80                  0.54                   0.38
                                                 ------                ------                 ------
DISTRIBUTIONS
  Net Investment Income                           (0.25)                (0.17)                 (0.69)
  In Excess of Net Investment Income                 --                    --                  (0.02)
  Net Realized Gain                                  --                    --                     --
  In Excess of Net Realized Gain                     --                    --                     --
                                                 ------                ------                 ------
  Total Distributions                             (0.25)                (0.17)                 (0.71)
                                                 ------                ------                 ------
NET ASSET VALUE, END OF PERIOD         $          10.55     $           10.28     $             9.91
                                                 ------                ------                 ------
                                                 ------                ------                 ------
TOTAL RETURN (1)                                   8.02%                 5.46%                  3.76%
                                                 ------                ------                 ------
                                                 ------                ------                 ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $          6,633     $           1,813     $            1,440
Ratio of Expenses to Average Net
  Assets                                           1.45%**               2.20%**                2.20%**
Ratio of Net Investment Income to
  Average Net Assets                               5.00%**               3.88%**                3.38%**
Portfolio Turnover Rate                              55%                   73%                   223%
-----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                             $           0.07     $            0.10     $             0.12
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                   2.88%**               3.59%**                3.57%**
  Net Investment Income to Average
    Net Assets                                     3.57%**               2.40%**                2.01%**
-----------------------------------------------------------------------------------------------------------------

                                                                          CLASS C
                                          -----------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                          DECEMBER 31, 1996        YEAR ENDED        YEAR ENDED        YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)     JUNE 30, 1996     JUNE 30, 1995     JUNE 30, 1994
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $            9.90     $       10.20     $        9.54     $       10.56
                                                     ------            ------            ------            ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                0.22              0.37              0.49              0.43
  Net Realized and Unrealized Gain
    (Loss)                                             0.32              0.08              0.47             (0.40)
                                                     ------            ------            ------            ------
  Total From Investment Operations                     0.54              0.45              0.96              0.03
                                                     ------            ------            ------            ------
DISTRIBUTIONS
  Net Investment Income                               (0.17)            (0.73)            (0.30)            (0.44)
  In Excess of Net Investment Income                     --             (0.02)               --             (0.11)
  Net Realized Gain                                      --                --                --             (0.47)
  In Excess of Net Realized Gain                         --                --                --             (0.03)
                                                     ------            ------            ------            ------
  Total Distributions                                 (0.17)            (0.75)            (0.30)            (1.05)
                                                     ------            ------            ------            ------
NET ASSET VALUE, END OF PERIOD            $           10.27     $        9.90     $       10.20     $        9.54
                                                     ------            ------            ------            ------
                                                     ------            ------            ------            ------
TOTAL RETURN (1)                                       5.47%             4.47%            10.24%            (0.25)%
                                                     ------            ------            ------            ------
                                                     ------            ------            ------            ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $           2,624     $       2,844     $       5,965     $       5,407
Ratio of Expenses to Average Net
  Assets                                               2.20%**           2.20%             2.20%             2.20%
Ratio of Net Investment Income to
  Average Net Assets                                   3.88%**           4.35%             5.09%             3.95%
Portfolio Turnover Rate                                  73%              223%              169%              168%
-----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $            0.08     $        0.06     $        0.08     $        0.12
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       3.59%**           2.87%             2.97%             3.29%
  Net Investment Income to Average
    Net Assets                                         2.40%**           3.68%             4.32%             2.86%


                                       JANUARY 4, 1993*
SELECTED PER SHARE DATA AND RATIOS     TO JUNE 30, 1993
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $          10.00
                                                 ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                            0.21
  Net Realized and Unrealized Gain
    (Loss)                                         0.55
                                                 ------
  Total From Investment Operations                 0.76
                                                 ------
DISTRIBUTIONS
  Net Investment Income                           (0.20)
  In Excess of Net Investment Income                 --
  Net Realized Gain                                  --
  In Excess of Net Realized Gain                     --
                                                 ------
  Total Distributions                             (0.20)
                                                 ------
NET ASSET VALUE, END OF PERIOD         $          10.56
                                                 ------
                                                 ------
TOTAL RETURN (1)                                   7.61%
                                                 ------
                                                 ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $          6,120
Ratio of Expenses to Average Net
  Assets                                           2.20%**
Ratio of Net Investment Income to
  Average Net Assets                               4.25%**
Portfolio Turnover Rate                              55%
-----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                             $           0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                   3.63%**
  Net Investment Income to Average
    Net Assets                                     2.82%**

--------------------------------------------------------------------------------

  *  Commencement of operations.
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

                                                               -----------------
                                                                    91
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                               ASIAN GROWTH FUND

                                                                          CLASS A
                                          -----------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                          DECEMBER 31, 1996        YEAR ENDED        YEAR ENDED        YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)     JUNE 30, 1996     JUNE 30, 1995     JUNE 30, 1994
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           17.15     $       16.42     $       15.50     $       12.00
                                          -----------------     -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss                                 (0.03)            (0.04)               --             (0.03)
  Net Realized and Unrealized Gain
    (Loss)                                            (0.40)             0.77              1.43              3.53
                                          -----------------     -------------     -------------     -------------
  Total From Investment Operations                    (0.43)             0.73              1.43              3.50
                                          -----------------     -------------     -------------     -------------
DISTRIBUTIONS
  Net Realized Gain                                   (0.33)               --             (0.49)               --
  In Excess of Net Realized Gain                         --                --             (0.02)               --
                                          -----------------     -------------     -------------     -------------
  Total Distributions                                 (0.33)               --             (0.51)               --
                                          -----------------     -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD            $           16.39     $       17.15     $       16.42     $       15.50
                                          -----------------     -------------     -------------     -------------
                                          -----------------     -------------     -------------     -------------
TOTAL RETURN (1)                                      (2.47)%            4.45%             9.50%            29.17%
                                          -----------------     -------------     -------------     -------------
                                          -----------------     -------------     -------------     -------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $         208,684     $     248,009     $     178,667     $     138,212
Ratio of Expenses to Average Net
  Assets                                               1.85%**           1.88%             1.90%             1.90%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                               (0.39)%**         (0.16)%            0.04%            (0.24)%
Portfolio Turnover Rate                                  29%               38%               34%               34%
Average Commission Rate #                 $          0.0105               N/A               N/A               N/A
-----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Loss                                  $            0.00                --                --     $        0.03
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       1.85%**           1.88%             1.90%             2.17%
  Net Investment Income (Loss) to
    Average Net Assets                                (0.39)%**         (0.16)%            0.04%            (0.51)%
-----------------------------------------------------------------------------------------------------------------

                                                                            CLASS B
                                                            ----------------------------------------
                                                             SIX MONTHS ENDED
                                         JUNE 23, 1993*     DECEMBER 31, 1996     AUGUST 1, 1995+ TO
SELECTED PER SHARE DATA AND RATIOS     TO JUNE 30, 1993           (UNAUDITED)          JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $          12.00     $           16.81     $            16.51
                                                -------               -------                -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss                                --                 (0.07)                 (0.03)
  Net Realized and Unrealized Gain
    (Loss)                                           --                 (0.41)                  0.33
                                                -------               -------                -------
  Total From Investment Operations                   --                 (0.48)                  0.30
                                                -------               -------                -------
DISTRIBUTIONS
  Net Realized Gain                                  --                 (0.33)                    --
  In Excess of Net Realized Gain                     --                    --                     --
                                                -------               -------                -------
  Total Distributions                                --                 (0.33)                    --
                                                -------               -------                -------
NET ASSET VALUE, END OF PERIOD         $          12.00     $           16.00     $            16.81
                                                -------               -------                -------
                                                -------               -------                -------
TOTAL RETURN (1)                                   0.00%                (2.82)%                 1.82%
                                                -------               -------                -------
                                                -------               -------                -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $         11,770     $          63,181     $           52,853
Ratio of Expenses to Average Net
  Assets                                           1.90%**               2.60%**                2.61%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                           (0.81)%**             (1.14)%**              (0.52)%**
Portfolio Turnover Rate                               0%                   29%                    38%
Average Commission Rate #                           N/A     $          0.0105                    N/A
-----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Loss                               $           0.01     $            0.00                     --
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                  11.83%**               2.60%**                2.61%**
  Net Investment Income (Loss) to
    Average Net Assets                           (10.74)%**             (1.14)%**              (0.52)%**
-----------------------------------------------------------------------------------------------------------------

                                                                          CLASS C
                                          -----------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                          DECEMBER 31, 1996        YEAR ENDED        YEAR ENDED        YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)     JUNE 30, 1996     JUNE 30, 1995     JUNE 30, 1994
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           16.78     $       16.19     $       15.40     $       12.00
                                          -----------------     -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss                                 (0.10)            (0.13)            (0.12)            (0.10)
  Net Realized and Unrealized Gain
    (Loss)                                            (0.38)             0.72              1.42              3.50
                                          -----------------     -------------     -------------     -------------
  Total From Investment Operations                    (0.48)             0.59              1.30              3.40
                                          -----------------     -------------     -------------     -------------
DISTRIBUTIONS
  Net Realized Gain                                   (0.33)               --             (0.49)               --
  In Excess of Net Realized Gain                         --                --             (0.02)               --
                                          -----------------     -------------     -------------     -------------
  Total Distributions                                 (0.33)               --             (0.51)               --
                                          -----------------     -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD            $           15.97     $       16.78     $       16.19     $       15.40
                                          -----------------     -------------     -------------     -------------
                                          -----------------     -------------     -------------     -------------
TOTAL RETURN (1)                                      (2.82)%            3.64%             8.71%            28.33%
                                          -----------------     -------------     -------------     -------------
                                          -----------------     -------------     -------------     -------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $         151,365     $     168,070     $     139,497     $     116,889
Ratio of Expenses to Average Net
  Assets                                               2.60%**           2.63%             2.63%             2.65%
Ratio of Net Investment Loss to
  Average Net Assets                                  (1.14)%**         (0.94)%           (0.77)%           (0.99)%
Portfolio Turnover Rate                                  29%               38%               34%               34%
Average Commission Rate #                 $          0.0105               N/A               N/A               N/A
-----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Loss                                  $            0.00                --                --     $        0.03
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       2.60%**           2.63%             2.65%             2.92%
  Net Investment Loss to Average Net
    Assets                                            (1.14)%**         (0.94)%           (0.77)%           (1.26)%


                                         JUNE 23, 1993*
SELECTED PER SHARE DATA AND RATIOS     TO JUNE 30, 1993
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $          12.00
                                                 ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss                                --
  Net Realized and Unrealized Gain
    (Loss)                                           --
                                                 ------
  Total From Investment Operations                   --
                                                 ------
DISTRIBUTIONS
  Net Realized Gain                                  --
  In Excess of Net Realized Gain                     --
                                                 ------
  Total Distributions                                --
                                                 ------
NET ASSET VALUE, END OF PERIOD         $          12.00
                                                 ------
                                                 ------
TOTAL RETURN (1)                                   0.00%
                                                 ------
                                                 ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $          8,491
Ratio of Expenses to Average Net
  Assets                                           2.65%**
Ratio of Net Investment Loss to
  Average Net Assets                              (1.56)%**
Portfolio Turnover Rate                               0%
Average Commission Rate #                           N/A
-----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Loss                               $           0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                  12.64%**
  Net Investment Loss to Average Net
    Assets                                       (11.55)%**

--------------------------------------------------------------------------------

  *  Commencement of operations.
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged. For the period ended December 31, 1996, the average commission rate paid on trades on which commissions were charged was 0.54% of the trade amount.

-------------
          92
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                              AMERICAN VALUE FUND

                                                                            CLASS A
                                          ---------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                          DECEMBER 31, 1996        YEAR ENDED        YEAR ENDED     OCTOBER 18, 1993*
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)     JUNE 30, 1996     JUNE 30, 1995      TO JUNE 30, 1994
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           14.63     $       12.89     $       11.70     $           12.00
                                                    -------     -------------     -------------               -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                0.13              0.27              0.27                  0.17
  Net Realized and Unrealized Gain
    (Loss)                                             1.57              1.94              1.44                 (0.30)
                                                    -------     -------------     -------------               -------
  Total from Investment Operations                     1.70              2.21              1.71                 (0.13)
                                                    -------     -------------     -------------               -------
DISTRIBUTIONS
  Net Investment Income                               (0.13)            (0.27)            (0.28)                (0.17)
  In Excess of Net Investment Income                     --             (0.01)               --                    --
  Net Realized Gain                                   (1.09)            (0.19)            (0.24)                   --
                                                    -------     -------------     -------------               -------
  Total Distributions                                 (1.22)            (0.47)            (0.52)                (0.17)
                                                    -------     -------------     -------------               -------
NET ASSET VALUE, END OF PERIOD            $           15.11     $       14.63     $       12.89     $           11.70
                                                    -------     -------------     -------------               -------
                                                    -------     -------------     -------------               -------
TOTAL RETURN (1)                                      11.78%            17.41%            15.01%                (1.12)%
                                                    -------     -------------     -------------               -------
                                                    -------     -------------     -------------               -------
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's)         $          23,125     $      19,674     $      20,675     $          10,717
Ratio of Expenses to Average Net
  Assets                                               1.50%**           1.50%             1.50%                 1.50%**
Ratio of Net Investment Income to
  Average Net Assets                                   1.68%**           1.90%             2.29%                 2.14%**
Portfolio Turnover Rate                                  17%               41%               23%                   17%
Average Commission Rate #                 $          0.0499               N/A               N/A                   N/A
---------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income (Loss)                         $            0.03     $        0.04     $        0.05     $            0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       1.89%**           1.81%             1.96%                 2.48%**
  Net Investment Income to Average
    Net Assets                                         1.29%**           1.59%             1.83%                 1.16%**
---------------------------------------------------------------------------------------------------------------------

                                                       CLASS B
                                       ----------------------------------------
                                        SIX MONTHS ENDED
                                       DECEMBER 31, 1996     AUGUST 1, 1995+ TO
SELECTED PER SHARE DATA AND RATIOS           (UNAUDITED)          JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $           14.63     $            13.37
                                                 -------                 ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                             0.07                   0.15
  Net Realized and Unrealized Gain
    (Loss)                                          1.57                   1.46
                                                 -------                 ------
  Total from Investment Operations                  1.64                   1.61
                                                 -------                 ------
DISTRIBUTIONS
  Net Investment Income                            (0.07)                 (0.15)
  In Excess of Net Investment Income                  --                  (0.01)
  Net Realized Gain                                (1.09)                 (0.19)
                                                 -------                 ------
  Total Distributions                              (1.16)                 (0.35)
                                                 -------                 ------
NET ASSET VALUE, END OF PERIOD         $           15.11     $            14.63
                                                 -------                 ------
                                                 -------                 ------
TOTAL RETURN (1)                                   11.34%                 12.29%
                                                 -------                 ------
                                                 -------                 ------
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's)      $           3,130     $            2,485
Ratio of Expenses to Average Net
  Assets                                            2.25%**                2.25%**
Ratio of Net Investment Income to
  Average Net Assets                                0.93%**                1.18%**
Portfolio Turnover Rate                               17%                    41%
Average Commission Rate #              $          0.0499                    N/A
------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income (Loss)                      $            0.03     $             0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    2.64%**                2.61%**
  Net Investment Income to Average
    Net Assets                                      0.54%**                0.82%**
---------------------------------------------------------------------------------------------------------------------


                                                                            CLASS C
                                          ---------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                          DECEMBER 31, 1996        YEAR ENDED        YEAR ENDED     OCTOBER 18, 1993*
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)     JUNE 30, 1996     JUNE 30, 1995      TO JUNE 30, 1994
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           14.64     $       12.89     $       11.69     $           12.00
                                                    -------     -------------     -------------               -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                0.07              0.16              0.17                  0.11
  Net Realized and Unrealized Gain
    (Loss)                                             1.56              1.94              1.44                 (0.31)
                                                    -------     -------------     -------------               -------
  Total from Investment Operations                     1.63              2.10              1.61                 (0.20)
                                                    -------     -------------     -------------               -------
DISTRIBUTIONS
  Net Investment Income                               (0.07)            (0.15)            (0.17)                (0.11)
  In Excess of Net Investment Income                     --             (0.01)               --                    --
  Net Realized Gain                                   (1.09)            (0.19)            (0.24)                   --
                                                    -------     -------------     -------------               -------
  Total Distributions                                 (1.16)            (0.35)            (0.41)                (0.11)
                                                    -------     -------------     -------------               -------
NET ASSET VALUE, END OF PERIOD            $           15.11     $       14.64     $       12.89     $           11.69
                                                    -------     -------------     -------------               -------
                                                    -------     -------------     -------------               -------
TOTAL RETURN (1)                                      11.25%            16.50%            14.13%                (1.70)%
                                                    -------     -------------     -------------               -------
                                                    -------     -------------     -------------               -------
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's)         $          21,945     $      21,193     $      13,867     $           7,237
Ratio of Expenses to Average Net
  Assets                                               2.25%**           2.25%             2.25%                 2.25%**
Ratio of Net Investment Income to
  Average Net Assets                                   0.93%**           1.17%             1.54%                 1.39%**
Portfolio Turnover Rate                                  17%               41%               23%                   17%
Average Commission Rate #                 $          0.0499               N/A               N/A                   N/A
---------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income (Loss)                         $            0.03     $        0.04     $        0.05     $            0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       2.64%**           2.58%             2.71%                 3.28%**
  Net Investment Income to Average
    Net Assets                                         0.54%**           0.84%             1.08%                 0.36%**

--------------------------------------------------------------------------------

  *  Commencement of operations.
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

                                                               -----------------
                                                                    93
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                           WORLDWIDE HIGH INCOME FUND

                                                                           CLASS A
                                          -------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                          DECEMBER 31, 1996        YEAR ENDED        YEAR ENDED     APRIL 21, 1994*
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)     JUNE 30, 1996     JUNE 30, 1995       JUNE 30, 1994
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           12.47     $       11.57     $       12.17     $         12.00
                                                    -------     -------------     -------------             -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                0.66              1.36              1.26                0.18
  Net Realized and Unrealized Gain
    (Loss)                                             1.34              0.80             (0.52)               0.16
                                                    -------     -------------     -------------             -------
  Total From Investment Operations                     2.00              2.16              0.74                0.34
                                                    -------     -------------     -------------             -------
DISTRIBUTIONS
  Net Investment Income                               (0.68)            (1.26)            (1.22)              (0.17)
  Net Realized Gain                                   (0.51)               --             (0.12)                 --
                                                    -------     -------------     -------------             -------
  Total Distributions                                 (1.19)            (1.26)            (1.34)              (0.17)
                                                    -------     -------------     -------------             -------
NET ASSET VALUE, END OF PERIOD            $           13.28     $       12.47     $       11.57     $         12.17
                                                    -------     -------------     -------------             -------
                                                    -------     -------------     -------------             -------
TOTAL RETURN (1)                                      16.39%            19.61%             6.87%               2.86%
                                                    -------     -------------     -------------             -------
                                                    -------     -------------     -------------             -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $          63,266     $      41,493     $      14,819     $         6,857
Ratio of Expenses to Average Net
  Assets                                               1.55%**           1.55%             1.55%               1.55%**
Ratio of Net Investment Income to
  Average Net Assets                                  10.67%**          11.95%            11.53%               8.29%**
Portfolio Turnover Rate                                  66%              220%              178%                 19%
-------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income (Loss)                         $            0.00     $        0.02     $        0.05     $          0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       1.55%**           1.69%             1.97%               3.23%**
  Net Invesment Income to Average Net
    Assets                                            10.67%**          11.81%            11.11%               6.61%**
-------------------------------------------------------------------------------------------------------------------

                                                      CLASS B
                                       --------------------------------------
                                        SIX MONTHS ENDED
                                       DECEMBER 31, 1996      AUGUST 1, 1995+
SELECTED PER SHARE DATA AND RATIOS           (UNAUDITED)     TO JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $           12.44     $          11.63
                                                 -------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                             0.56                 1.18
  Net Realized and Unrealized Gain
    (Loss)                                          1.38                 0.72
                                                 -------              -------
  Total From Investment Operations                  1.94                 1.90
                                                 -------              -------
DISTRIBUTIONS
  Net Investment Income                            (0.62)               (1.09)
  Net Realized Gain                                (0.51)                  --
                                                 -------              -------
  Total Distributions                              (1.13)               (1.09)
                                                 -------              -------
NET ASSET VALUE, END OF PERIOD         $           13.25     $          12.44
                                                 -------              -------
                                                 -------              -------
TOTAL RETURN (1)                                   15.91%               17.07%
                                                 -------              -------
                                                 -------              -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $          46,600     $         26,174
Ratio of Expenses to Average Net
  Assets                                            2.30%**              2.30%**
Ratio of Net Investment Income to
  Average Net Assets                                9.92%**             12.06%**
Portfolio Turnover Rate                               66%                 220%
--------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income (Loss)                      $            0.00     $           0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    2.30%**              2.47%**
  Net Invesment Income to Average Net
    Assets                                          9.92%**             11.89%**
-------------------------------------------------------------------------------------------------------------------

                                                                           CLASS C
                                          -------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                          DECEMBER 31, 1996        YEAR ENDED        YEAR ENDED     APRIL 21, 1994*
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)     JUNE 30, 1996     JUNE 30, 1995       JUNE 30, 1994
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           12.45     $       11.58     $       12.16     $         12.00
                                                    -------     -------------     -------------              ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                0.63              1.30              1.17                0.17
  Net Realized and Unrealized Gain
    (Loss)                                             1.31              0.77             (0.50)               0.15
                                                    -------     -------------     -------------              ------
  Total From Investment Operations                     1.94              2.07              0.67                0.32
                                                    -------     -------------     -------------              ------
DISTRIBUTIONS
  Net Investment Income                               (0.62)            (1.20)            (1.13)              (0.16)
  Net Realized Gain                                   (0.51)               --             (0.12)                 --
                                                    -------     -------------     -------------              ------
  Total Distributions                                 (1.13)            (1.20)            (1.25)              (0.16)
                                                    -------     -------------     -------------              ------
NET ASSET VALUE, END OF PERIOD            $           13.26     $       12.45     $       11.58     $         12.16
                                                    -------     -------------     -------------              ------
                                                    -------     -------------     -------------              ------
TOTAL RETURN (1)                                      15.89%            18.71%             6.20%               2.62%
                                                    -------     -------------     -------------              ------
                                                    -------     -------------     -------------              ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $          34,915     $      28,094     $      11,880     $         6,081
Ratio of Expenses to Average Net
  Assets                                               2.30%**           2.30%             2.30%               2.30%**
Ratio of Net Investment Income to
  Average Net Assets                                   9.92%**          11.40%            10.72%               7.54%**
Portfolio Turnover Rate                                  66%              220%              178%                 19%
-------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income (Loss)                         $            0.00     $        0.04     $        0.05     $          0.06
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       2.30%**           2.44%             2.74%               4.00%**
  Net Invesment Income to Average Net
    Assets                                             9.92%**          11.26%            10.28%               5.84%**

--------------------------------------------------------------------------------

  *  Commencement of operations.
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

-------------
          94
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                              LATIN AMERICAN FUND

                                                                 CLASS A                                 CLASS B
                                          -----------------------------------------------------     -----------------
                                           SIX MONTHS ENDED                                          SIX MONTHS ENDED
                                          DECEMBER 31, 1996        YEAR ENDED     JULY 6, 1994*     DECEMBER 31, 1996
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)     JUNE 30, 1996     JUNE 30, 1995           (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           12.63     $        9.08     $       12.00     $           12.45
                                                    -------     -------------     -------------               -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                           --              0.10             (0.02)                (0.06)
  Net Realized and Unrealized Gain
    (Loss)                                             1.24              3.47             (2.70)                 1.22
                                                    -------     -------------     -------------               -------
  Total From Investment Operations                     1.24              3.57             (2.72)                 1.16
                                                    -------     -------------     -------------               -------
DISTRIBUTIONS
  Net Investment Income                               (0.09)            (0.02)               --                 (0.07)
  Net Realized Gain                                   (1.63)               --                --                 (1.63)
  Paid in Capital                                        --                --             (0.20)                   --
                                                    -------     -------------     -------------               -------
  Total Distributions                                 (1.72)            (0.02)            (0.20)                (1.70)
                                                    -------     -------------     -------------               -------
NET ASSET VALUE, END OF PERIOD            $           12.15     $       12.63     $        9.08     $           11.91
                                                    -------     -------------     -------------               -------
                                                    -------     -------------     -------------               -------
TOTAL RETURN (1)                                       9.91%            39.35%           (23.07)%                9.47%
                                                    -------     -------------     -------------               -------
                                                    -------     -------------     -------------               -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $          19,581     $      18,701     $       7,658     $           3,081
Ratio of Expenses to Average Net
  Assets                                               2.10%**           2.11%             2.46%**               2.85%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                               (0.19)%**          1.18%            (0.44)%**             (0.94)%**
Portfolio Turnover Rate                                 149%              131%              107%                  149%
Average Commission Rate #                 $          0.0005               N/A               N/A     $          0.0005
---------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income (Loss)                         $            0.01     $        0.09     $        0.13     $            0.06
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       3.02%**           3.28%             4.30%**               3.77%**
  Net Investment Income (Loss) to
    Average Net Assets                                (1.11)%**          0.01%            (2.26)%**             (1.86)%**
Ratio of Expenses to Average Net
  Assets excluding Country Tax
  Expense                                              2.10%**           2.10%             2.10%**               2.85%**
---------------------------------------------------------------------------------------------------------------------


                                       AUGUST 1, 1995+ TO
SELECTED PER SHARE DATA AND RATIOS          JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $             9.58
                                                   ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                       0.03
  Net Realized and Unrealized Gain
    (Loss)                                           2.84
                                                   ------
  Total From Investment Operations                   2.87
                                                   ------
DISTRIBUTIONS
  Net Investment Income                                --
  Net Realized Gain                                    --
  Paid in Capital                                      --
                                                   ------
  Total Distributions                                  --
                                                   ------
NET ASSET VALUE, END OF PERIOD         $            12.45
                                                   ------
                                                   ------
TOTAL RETURN (1)                                    29.26%
                                                   ------
                                                   ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $            2,041
Ratio of Expenses to Average Net
  Assets                                             2.87%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                              0.88%**
Portfolio Turnover Rate                               131%
Average Commission Rate #                             N/A
--------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income (Loss)                      $             0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                     3.89%**
  Net Investment Income (Loss) to
    Average Net Assets                              (0.14)%**
Ratio of Expenses to Average Net
  Assets excluding Country Tax
  Expense                                            2.85%**
---------------------------------------------------------------------------------------------------

                                                                 CLASS C
                                          -----------------------------------------------------
                                           SIX MONTHS ENDED
                                          DECEMBER 31, 1996        YEAR ENDED     JULY 6, 1994*
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)     JUNE 30, 1996     JUNE 30, 1995
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           12.43     $        8.99     $       12.00
                                                    -------            ------            ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                        (0.05)             0.04             (0.08)
  Net Realized and Unrealized Gain
    (Loss)                                             1.20              3.40             (2.73)
                                                    -------            ------            ------
  Total From Investment Operations                     1.15              3.44             (2.81)
                                                    -------            ------            ------
DISTRIBUTIONS
  Net Investment Income                               (0.02)               --                --
  Net Realized Gain                                   (1.63)               --                --
  Paid in Capital                                        --                --             (0.20)
                                                    -------            ------            ------
  Total Distributions                                 (1.65)               --             (0.20)
                                                    -------            ------            ------
NET ASSET VALUE, END OF PERIOD            $           11.93     $       12.43     $        8.99
                                                    -------            ------            ------
                                                    -------            ------            ------
TOTAL RETURN (1)                                       9.44%            38.26%           (23.83)%
                                                    -------            ------            ------
                                                    -------            ------            ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $           6,229     $       6,780     $       4,085
Ratio of Expenses to Average Net
  Assets                                               2.85%**           2.86%             3.20%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                               (0.94)%**          0.42%            (1.16)%**
Portfolio Turnover Rate                                 149%              131%              107%
Average Commission Rate #                 $          0.0005               N/A               N/A
-----------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income (Loss)                         $            0.05     $        0.12     $        0.12
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       3.77%**           4.06%             5.20%**
  Net Investment Loss to Average Net
    Assets                                            (1.86)%**         (0.78)%           (3.16)%**
Ratio of Expenses to Average Net
  Assets excluding Country Tax
  Expense                                              2.85%**           2.85%             2.85%**

--------------------------------------------------------------------------------

  *  Commencement of operations.
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged. For the period ended December 31, 1996, the average commission rate paid on trades on which commissions were charged was 0.32% of the trade amount.

                                                               -----------------
                                                                    95
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                             EMERGING MARKETS FUND

                                                                 CLASS A                                 CLASS B
                                          -----------------------------------------------------     -----------------
                                           SIX MONTHS ENDED                                          SIX MONTHS ENDED
                                          DECEMBER 31, 1996        YEAR ENDED     JULY 6, 1994*     DECEMBER 31, 1996
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)     JUNE 30, 1996     JUNE 30, 1995           (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           12.06     $       10.61     $       12.00     $           11.94
                                                    -------     -------------     -------------               -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                        (0.02)             0.05              0.05                 (0.06)
  Net Realized and Unrealized Gain
    (Loss)                                            (1.18)             1.44             (1.44)                (1.16)
                                                    -------     -------------     -------------               -------
  Total from Investment Operations                    (1.20)             1.49             (1.39)                (1.22)
                                                    -------     -------------     -------------               -------
DISTRIBUTIONS
  Net Investment Income                               (0.04)            (0.04)               --                 (0.04)
  Net Realized Gain                                   (0.13)               --                --                 (0.13)
                                                    -------     -------------     -------------               -------
  Total Distributions                                 (0.17)            (0.04)               --                 (0.17)
                                                    -------     -------------     -------------               -------
NET ASSET VALUE, END OF PERIOD            $           10.69     $       12.06     $       10.61     $           10.55
                                                    -------     -------------     -------------               -------
                                                    -------     -------------     -------------               -------
TOTAL RETURN (1)                                      (9.90)%           14.16%           (11.58)%              (10.22)%
                                                    -------     -------------     -------------               -------
                                                    -------     -------------     -------------               -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $          72,381     $     114,850     $      26,091     $          15,102
Ratio of Expenses to Average Net
  Assets                                               2.22%**           2.16%             2.33%**               2.97%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                               (0.61)%**          0.93%             0.81%**              (1.36)%**
Portfolio Turnover Rate                                  42%               42%               32%                   42%
Average Commission Rate #                 $          0.0004               N/A               N/A     $          0.0004
---------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $            0.01     $        0.02     $        0.04     $            0.01
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       2.47%**           2.56%             3.10%**               3.22%**
  Net Investment Income (Loss) to
    Average Net Assets                                (0.86)%**          0.53%             0.04%**              (1.61)%**
Ratio of Expenses to Average Net
  Assets excluding Country Tax
  Expense                                              2.15%**           2.15%             2.15%**               2.90%**
---------------------------------------------------------------------------------------------------------------------


                                       AUGUST 1, 1995+ TO
SELECTED PER SHARE DATA AND RATIOS          JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $            10.91
                                                  -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                       0.01
  Net Realized and Unrealized Gain
    (Loss)                                           1.02
                                                  -------
  Total from Investment Operations                   1.03
                                                  -------
DISTRIBUTIONS
  Net Investment Income                                --
  Net Realized Gain                                    --
                                                  -------
  Total Distributions                                  --
                                                  -------
NET ASSET VALUE, END OF PERIOD         $            11.94
                                                  -------
                                                  -------
TOTAL RETURN (1)                                     9.45%
                                                  -------
                                                  -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $           10,416
Ratio of Expenses to Average Net
  Assets                                             2.91%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                              0.30%**
Portfolio Turnover Rate                                42%
Average Commission Rate #                             N/A
--------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                             $             0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                     3.31%**
  Net Investment Income (Loss) to
    Average Net Assets                              (0.10)%**
Ratio of Expenses to Average Net
  Assets excluding Country Tax
  Expense                                            2.90%**
---------------------------------------------------------------------------------------------------

                                                                 CLASS C
                                          -----------------------------------------------------
                                           SIX MONTHS ENDED
                                          DECEMBER 31, 1996        YEAR ENDED     JULY 6, 1994*
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)     JUNE 30, 1996     JUNE 30, 1995
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           11.93     $       10.53     $       12.00
                                                    -------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                        (0.07)            (0.01)               --
  Net Realized and Unrealized Gain
    (Loss)                                            (1.15)             1.41             (1.47)
                                                    -------     -------------     -------------
  Total from Investment Operations                    (1.22)             1.40             (1.47)
                                                    -------     -------------     -------------
DISTRIBUTIONS
  Net Investment Income                               (0.01)               --                --
  Net Realized Gain                                   (0.13)               --                --
                                                    -------     -------------     -------------
  Total Distributions                                 (0.14)               --                --
                                                    -------     -------------     -------------
NET ASSET VALUE, END OF PERIOD            $           10.57     $       11.93     $       10.53
                                                    -------     -------------     -------------
                                                    -------     -------------     -------------
TOTAL RETURN (1)                                     (10.19)%           13.30%           (12.25)%
                                                    -------     -------------     -------------
                                                    -------     -------------     -------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $          41,157     $      43,601     $      22,245
Ratio of Expenses to Average Net
  Assets                                               2.97%**           2.91%             3.08%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                               (1.36)%**         (0.11)%            0.06%**
Portfolio Turnover Rate                                  42%               42%               32%
Average Commission Rate #                 $          0.0004               N/A               N/A
-----------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $            0.01     $        0.03     $        0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       3.22%**           3.34%             3.90%**
  Net Investment Loss to Average Net
    Assets                                            (1.61)%**         (0.54)%           (0.76)%**
Ratio of Expenses to Average Net
  Assets excluding Country Tax
  Expense                                              2.90%**           2.90%             2.90%**

--------------------------------------------------------------------------------

  *  Commencement of operations.
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged. For the period ended December 31, 1996, the average commission rate paid on trades on which commissions were charged was 0.36% of the trade amount.

-------------
          96
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                             AGGRESSIVE EQUITY FUND

                                                          CLASS A                                       CLASS B
                                         -----------------------------------------     -----------------------------------------
                                          SIX MONTHS ENDED                              SIX MONTHS ENDED
                                         DECEMBER 31, 1996     JANUARY 2, 1996* TO     DECEMBER 31, 1996     JANUARY 2, 1996* TO
SELECTED PER SHARE DATA AND RATIOS             (UNAUDITED)           JUNE 30, 1996           (UNAUDITED)           JUNE 30, 1996
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $           14.40     $             12.00     $           14.38     $             12.00
                                                   -------                  ------               -------                  ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                        0.02                    0.06                 (0.02)                   0.03
  Net Realized and Unrealized Gain                    1.99                    2.40                  1.97                    2.39
                                                   -------                  ------               -------                  ------
  Total From Investment Operations                    2.01                    2.46                  1.95                    2.42
                                                   -------                  ------               -------                  ------
DISTRIBUTIONS
  Net Investment Income                              (0.03)                  (0.06)                (0.02)                  (0.04)
  Net Realized Gain                                  (1.35)                     --                 (1.35)                     --
                                                   -------                  ------               -------                  ------
  Total Distributions                                (1.38)                  (0.06)                (1.37)                  (0.04)
                                                   -------                  ------               -------                  ------
NET ASSET VALUE, END OF PERIOD           $           15.03     $             14.40     $           14.96     $             14.38
                                                   -------                  ------               -------                  ------
                                                   -------                  ------               -------                  ------
TOTAL RETURN (1)                                     14.13%                  20.52%                13.72%                  20.18%
                                                   -------                  ------               -------                  ------
                                                   -------                  ------               -------                  ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)        $           8,533     $             5,382     $           5,418     $             2,426
Ratio of Expenses to Average Net
  Assets                                              1.50%**                 2.03%**               2.25%**                 2.67%**
Ratio of Net Investment Income
  (Loss) to Average Net Assets                        0.27%**                 1.22%**              (0.48)%**                0.43%**
Portfolio Turnover Rate                                139%                    204%                  139%                    204%
Average Commission Rate #                $          0.0542                     N/A     $          0.0542                     N/A
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income (Loss)             $            0.16     $              0.06     $            0.08     $              0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      3.81%**                 3.26%**               4.56%**                 3.79%**
  Net Investment (Loss) to Average
    Net Assets                                       (2.04)%**               (0.01)%**             (2.79)%**               (0.69)%**
Ratio of Expenses to Average Net
  Assets excluding Dividend Expense
  on Securities Sold Short.                           1.50%**                 1.50%**               2.25%**                 2.25%**

                                                       CLASS C
                                      -----------------------------------------
                                       SIX MONTHS ENDED
                                      DECEMBER 31, 1996     JANUARY 2, 1996* TO
SELECTED PER SHARE DATA AND RATIOS          (UNAUDITED)           JUNE 30, 1996
------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $           14.37     $             12.00
                                                -------                  ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                    (0.02)                   0.03
  Net Realized and Unrealized Gain                 1.97                    2.38
                                                -------                  ------
  Total From Investment Operations                 1.95                    2.41
                                                -------                  ------
DISTRIBUTIONS
  Net Investment Income                           (0.02)                  (0.04)
  Net Realized Gain                               (1.35)                     --
                                                -------                  ------
  Total Distributions                             (1.37)                  (0.04)
                                                -------                  ------
NET ASSET VALUE, END OF PERIOD        $           14.95     $             14.37
                                                -------                  ------
                                                -------                  ------
TOTAL RETURN (1)                                  13.73%                  20.10%
                                                -------                  ------
                                                -------                  ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)     $           5,244     $             2,582
Ratio of Expenses to Average Net
  Assets                                           2.25%**                 2.67%**
Ratio of Net Investment Income
  (Loss) to Average Net Assets                    (0.48)%**                0.44%**
Portfolio Turnover Rate                             139%                    204%
Average Commission Rate #             $          0.0542                     N/A
-------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income (Loss)          $            0.08     $              0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                   4.56%**                 3.80%**
  Net Investment (Loss) to Average
    Net Assets                                    (2.79)%**               (0.69)%**
Ratio of Expenses to Average Net
  Assets excluding Dividend Expense
  on Securities Sold Short.                        2.25%**                 2.25%**

--------------------------------------------------------------------------------

  *  Commencement of operations.
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

                                                               -----------------
                                                                    97
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                             U.S. REAL ESTATE FUND

                                                         CLASS A                                   CLASS B
                                          -------------------------------------     -------------------------------------
                                           SIX MONTHS ENDED                          SIX MONTHS ENDED
                                          DECEMBER 31, 1996     MAY 1, 1996* TO     DECEMBER 31, 1996     MAY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)       JUNE 30, 1996           (UNAUDITED)       JUNE 30, 1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           12.52     $         12.00     $           12.52     $         12.00
                                                    -------              ------               -------              ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                0.20                0.08                  0.05                0.07
  Net Realized and Unrealized Gain                     2.79                0.48                  2.89                0.48
                                                    -------              ------               -------              ------
  Total From Investment Operations                     2.99                0.56                  2.94                0.55
                                                    -------              ------               -------              ------
DISTRIBUTIONS
  Net Investment Income                               (0.17)              (0.04)                (0.13)              (0.03)
  Net Realized Gain                                   (0.24)                 --                 (0.24)                 --
                                                    -------              ------               -------              ------
  Total Distributions                                 (0.41)              (0.04)                (0.37)              (0.03)
                                                    -------              ------               -------              ------
NET ASSET VALUE, END OF PERIOD            $           15.10     $         12.52     $           15.09     $         12.52
                                                    -------              ------               -------              ------
                                                    -------              ------               -------              ------
TOTAL RETURN (1)                                      21.53%               4.63%                23.67%               4.54%
                                                    -------              ------               -------              ------
                                                    -------              ------               -------              ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $           6,565     $         1,829     $           4,567     $         2,197
Ratio of Expenses to Average Net
  Assets                                               1.55%**             1.55%**               2.30%**             2.30%**
Ratio of Net Investment Income to
  Average Net Assets                                   2.30%**             4.11%**               1.55%**             3.35%**
Portfolio Turnover Rate                                  73%                  0%                   73%                  0%
Average Commission Rate #                 $          0.0570                 N/A     $          0.0570                 N/A
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $            0.16     $          0.08     $            0.06     $          0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       3.37%**             5.58%**               4.12%**             6.34%**
  Net Investment Income to Average
    Net Assets                                         0.48%**             0.08%**              (0.27)%**           (0.69)%**

                                                      CLASS C
                                       -------------------------------------
                                        SIX MONTHS ENDED
                                       DECEMBER 31, 1996     MAY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS           (UNAUDITED)       JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $           12.52     $         12.00
                                                 -------              ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                             0.06                0.07
  Net Realized and Unrealized Gain                  2.88                0.48
                                                 -------              ------
  Total From Investment Operations                  2.94                0.55
                                                 -------              ------
DISTRIBUTIONS
  Net Investment Income                            (0.13)              (0.03)
  Net Realized Gain                                (0.24)                 --
                                                 -------              ------
  Total Distributions                              (0.37)              (0.03)
                                                 -------              ------
NET ASSET VALUE, END OF PERIOD         $           15.09     $         12.52
                                                 -------              ------
                                                 -------              ------
TOTAL RETURN (1)                                   23.65%               4.54%
                                                 -------              ------
                                                 -------              ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $           3,000     $         1,782
Ratio of Expenses to Average Net
  Assets                                            2.30%**             2.30%**
Ratio of Net Investment Income to
  Average Net Assets                                1.55%**             3.39%**
Portfolio Turnover Rate                               73%                  0%
Average Commission Rate #              $          0.0570                 N/A
------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                             $            0.08     $          0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    4.12%**             6.32%**
  Net Investment Income to Average
    Net Assets                                     (0.27)%**           (0.63)%**

--------------------------------------------------------------------------------

  *  Commencement of operations.
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

-------------
          98
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                                HIGH YIELD FUND

                                                         CLASS A                                   CLASS B
                                          -------------------------------------     -------------------------------------
                                           SIX MONTHS ENDED                          SIX MONTHS ENDED
                                          DECEMBER 31, 1996     MAY 1, 1996* TO     DECEMBER 31, 1996     MAY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)       JUNE 30, 1996           (UNAUDITED)       JUNE 30, 1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           11.92     $         12.00     $           11.93     $         12.00
                                                     ------              ------                ------              ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                0.56                0.13                  0.51                0.12
  Net Realized and Unrealized Gain
    (Loss)                                             0.63               (0.09)                 0.62               (0.09)
                                                     ------              ------                ------              ------
  Total From Investment Operations                     1.19                0.04                  1.13                0.03
                                                     ------              ------                ------              ------
DISTRIBUTIONS
  Net Investment Income                               (0.58)              (0.12)                (0.53)              (0.10)
  Net Realized Gain                                   (0.05)                 --                 (0.05)                 --
                                                     ------              ------                ------              ------
  Total Distributions                                 (0.63)              (0.12)                (0.58)              (0.10)
                                                     ------              ------                ------              ------
NET ASSET VALUE, END OF PERIOD            $           12.48     $         11.92     $           12.48     $         11.93
                                                     ------              ------                ------              ------
                                                     ------              ------                ------              ------
TOTAL RETURN (1)                                      10.28%               0.29%                 9.75%               0.21%
                                                     ------              ------                ------              ------
                                                     ------              ------                ------              ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $           4,694     $         3,907     $           5,608     $         3,421
Ratio of Expenses to Average Net
  Assets                                               1.25%**             1.25%**               2.00%**             2.00%**
Ratio of Net Investment Income to
  Average Net Assets                                   9.21%**             6.85%**               8.45%**             6.08%**
Portfolio Turnover Rate                                  42%                 10%                   42%                 10%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $            0.07     $          0.04     $            0.07     $          0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       2.39%**             3.51%**               3.14%**             4.25%**
  Net Investment Income to Average
    Net Assets                                         8.07%**             4.59%**               7.32%**             3.83%**

                                                      CLASS C
                                       -------------------------------------
                                        SIX MONTHS ENDED
                                       DECEMBER 31, 1996     MAY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS           (UNAUDITED)       JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $           11.93     $         12.00
                                                  ------              ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                             0.51                0.12
  Net Realized and Unrealized Gain
    (Loss)                                          0.62               (0.09)
                                                  ------              ------
  Total From Investment Operations                  1.13                0.03
                                                  ------              ------
DISTRIBUTIONS
  Net Investment Income                            (0.53)              (0.10)
  Net Realized Gain                                (0.05)                 --
                                                  ------              ------
  Total Distributions                              (0.58)              (0.10)
                                                  ------              ------
NET ASSET VALUE, END OF PERIOD         $           12.48     $         11.93
                                                  ------              ------
                                                  ------              ------
TOTAL RETURN (1)                                    9.75%               0.21%
                                                  ------              ------
                                                  ------              ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $           4,493     $         3,316
Ratio of Expenses to Average Net
  Assets                                            2.00%**             2.00%**
Ratio of Net Investment Income to
  Average Net Assets                                8.46%**             6.07%**
Portfolio Turnover Rate                               42%                 10%
------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                             $            0.07     $          0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    3.14%**             4.25%**
  Net Investment Income to Average
    Net Assets                                      7.32%**             3.82%**

--------------------------------------------------------------------------------

  *  Commencement of operations.
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

                                                               -----------------
                                                                    99
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                           INTERNATIONAL MAGNUM FUND

                                               CLASS A               CLASS B               CLASS C
                                          -----------------     -----------------     -----------------
                                           JULY 1, 1996* TO      JULY 1, 1996* TO      JULY 1, 1996* TO
                                          DECEMBER 31, 1996     DECEMBER 31, 1996     DECEMBER 31, 1996
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)           (UNAUDITED)           (UNAUDITED)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           12.00     $           12.00     $           12.00
                                                    -------               -------               -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                         0.03                 (0.03)                (0.03)
  Net Realized and Unrealized Gain                     0.24                  0.26                  0.26
                                                    -------               -------               -------
  Total From Investment Operations                     0.27                  0.23                  0.23
                                                    -------               -------               -------
DISTRIBUTIONS
  Net Investment Income                               (0.13)                (0.10)                (0.10)
  Net Realized Gain                                   (0.01)                (0.01)                (0.01)
                                                    -------               -------               -------
  Total Distributions                                 (0.14)                (0.11)                (0.11)
                                                    -------               -------               -------
NET ASSET VALUE, END OF PERIOD            $           12.13     $           12.12     $           12.12
                                                    -------               -------               -------
                                                    -------               -------               -------
TOTAL RETURN (1)                                       2.29%                 1.93%                 1.89%
                                                    -------               -------               -------
                                                    -------               -------               -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $           5,508     $           5,465     $           5,517
Ratio of Expenses to Average Net
  Assets                                               1.65%**               2.40%**               2.40%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                                0.13%**              (0.62)%**             (0.62)%**
Portfolio Turnover Rate                                   7%                    7%                    7%
Average Commission Rate #                 $          0.0411     $          0.0411     $          0.0411
-------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income (Loss)                         $            0.36     $            0.08     $            0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       3.42%**               4.17%**               4.17%**
  Net Investment Loss to Average Net
    Assets                                            (1.79)%**             (2.54)%**             (2.54)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged. For the period ended December 31, 1996, the average commission rate paid on trades on which commissions were charged was 0.42% of the trade amount.

-------------
         100
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND

                                           SIX MONTHS ENDED
                                          DECEMBER 31, 1996        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)     JUNE 30, 1996     JUNE 30, 1995     JUNE 30, 1994     JUNE 30, 1993
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $            1.00     $        1.00     $        1.00     $        1.00     $        1.00
                                                   --------     -------------     -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                              0.0220            0.0464            0.0448            0.0243            0.0246
  Net Realized and Unrealized Gain
    (Loss)                                               --           (0.0011)               --            0.0011            0.0002
                                                   --------     -------------     -------------     -------------     -------------
  Total From Investment Operations                   0.0220            0.0453            0.0448            0.0254            0.0248
                                                   --------     -------------     -------------     -------------     -------------
DISTRIBUTIONS
  Net Investment Income                             (0.0220)          (0.0464)          (0.0448)          (0.0243)          (0.0246)
  Net Realized Gain                                      --           (0.0001)               --           (0.0011)          (0.0002)
                                                   --------     -------------     -------------     -------------     -------------
  Total Distributions                               (0.0220)          (0.0465)          (0.0448)          (0.0254)          (0.0248)
                                                   --------     -------------     -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD            $            1.00     $        1.00     $        1.00     $        1.00     $        1.00
                                                   --------     -------------     -------------     -------------     -------------
                                                   --------     -------------     -------------     -------------     -------------
TOTAL RETURN                                           2.20%             4.72%             4.58%             2.45%             2.51%
                                                   --------     -------------     -------------     -------------     -------------
                                                   --------     -------------     -------------     -------------     -------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $         116,816     $     145,978     $      67,505     $     102,551     $     101,736
Ratio of Expenses to Average Net
  Assets                                               0.95%**           0.95%             0.95%             0.95%             0.95%
Ratio of Net Investment Income to
  Average Net Assets                                   4.57%**           4.68%             4.61%             2.40%             2.50%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       1.10%**           1.24%             1.12%             1.22%             1.19%
  Net Investment Income to Average
    Net Assets                                         4.46%**           4.39%             4.44%             2.13%             2.26%

                                       MARCH 12, 1992*
                                           TO JUNE 30,
SELECTED PER SHARE DATA AND RATIOS                1992
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $          1.00
                                       ---------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                         0.0094
  Net Realized and Unrealized Gain
    (Loss)                                          --
                                       ---------------
  Total From Investment Operations              0.0094
                                       ---------------
DISTRIBUTIONS
  Net Investment Income                        (0.0094)
  Net Realized Gain                                 --
                                       ---------------
  Total Distributions                          (0.0094)
                                       ---------------
NET ASSET VALUE, END OF PERIOD         $          1.00
                                       ---------------
                                       ---------------
TOTAL RETURN                                      0.94%
                                       ---------------
                                       ---------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $       269,627
Ratio of Expenses to Average Net
  Assets                                          0.95%**
Ratio of Net Investment Income to
  Average Net Assets                              3.07%**
--------------------------------------------------------------------------
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                  1.29%**
  Net Investment Income to Average
    Net Assets                                    2.73%**

--------------------------------------------------------------------------------

  *  Commencement of operations.
 **  Annualized

                                                               -----------------
                                                                    101
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                               MONEY MARKET FUND

                                           SIX MONTHS ENDED
                                          DECEMBER 31, 1996        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)     JUNE 30, 1996     JUNE 30, 1995     JUNE 30, 1994     JUNE 30, 1993
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $            1.00     $        1.00     $        1.00     $        1.00     $        1.00
                                                   --------     -------------     -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                              0.0224            0.0463            0.0446            0.0246            0.0243
  Net Realized and Unrealized Gain
    (Loss)                                               --           (0.0006)           0.0001                --            0.0001
                                                   --------     -------------     -------------     -------------     -------------
  Total From Investment Operations                   0.0224            0.0457            0.0447            0.0246            0.0244
                                                   --------     -------------     -------------     -------------     -------------
DISTRIBUTIONS
  Net Investment Income                             (0.0224)          (0.0463)          (0.0446)          (0.0246)          (0.0243)
  Net Realized Gain                                      --                --           (0.0001)               --           (0.0001)
                                                   --------     -------------     -------------     -------------     -------------
  Total Distributions                               (0.0224)          (0.0463)          (0.0447)          (0.0246)          (0.0244)
                                                   --------     -------------     -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD            $            1.00     $        1.00     $        1.00     $        1.00     $        1.00
                                                   --------     -------------     -------------     -------------     -------------
                                                   --------     -------------     -------------     -------------     -------------
TOTAL RETURN                                           2.26%             4.72%             4.55%             2.49%             2.47%
                                                   --------     -------------     -------------     -------------     -------------
                                                   --------     -------------     -------------     -------------     -------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $         254,854     $     170,973     $     171,515     $     176,599     $     156,310
Ratio of Expenses to Average Net
  Assets                                               0.98%**           0.98%             0.98%             0.98%             0.98%
Ratio of Net Investment Income to
  Average Net Assets                                   4.04%**           4.65%             4.45%             2.45%             2.44%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       0.97%**           1.22%             1.18%             1.19%             1.20%
  Net Investment Income to Average
    Net Assets                                         3.97%**           4.41%             4.25%             2.24%             2.22%


                                          YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS     JUNE 30, 1992
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $        1.00
                                       -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                       0.0402
  Net Realized and Unrealized Gain
    (Loss)                                        --
                                       -------------
  Total From Investment Operations            0.0402
                                       -------------
DISTRIBUTIONS
  Net Investment Income                      (0.0402)
  Net Realized Gain                               --
                                       -------------
  Total Distributions                        (0.0402)
                                       -------------
NET ASSET VALUE, END OF PERIOD         $        1.00
                                       -------------
                                       -------------
TOTAL RETURN                                    4.11%
                                       -------------
                                       -------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $     190,034
Ratio of Expenses to Average Net
  Assets                                        0.98%
Ratio of Net Investment Income to
  Average Net Assets                            3.97%
--------------------------------------------------------------------
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                1.27%
  Net Investment Income to Average
    Net Assets                                  3.68%

--------------------------------------------------------------------------------

 **  Annualized

-------------
         102
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1996 (UNAUDITED)

--------------------------------------------------------------------------------

Morgan Stanley Fund, Inc. (the "Fund") was incorporated under the laws of Maryland on August 14, 1992 and commenced operations on January 4, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which offers redeemable shares of diversified and non-diversified investment portfolios. As of December 31, 1996, the Fund had thirteen separate active investment portfolios: Morgan Stanley Global Equity Allocation Fund, Morgan Stanley Global Fixed Income Fund, Morgan Stanley Asian Growth Fund, Morgan Stanley American Value Fund, Morgan Stanley Worldwide High Income Fund, Morgan Stanley Latin American Fund, Morgan Stanley Emerging Markets Fund, Morgan Stanley Aggressive Equity Fund, Morgan Stanley U.S. Real Estate Fund, Morgan Stanley High Yield Fund, Morgan Stanley International Magnum Fund, Morgan Stanley Government Obligations Money Market Fund and Morgan Stanley Money Market Fund (referred to herein respectively as "Global Equity Allocation Fund", "Global Fixed Income Fund", "Asian Growth Fund", "American Value Fund", "Worldwide High Income Fund", "Latin American Fund", "Emerging Markets Fund", "Aggressive Equity Fund", "U.S. Real Estate Fund", "High Yield Fund", "International Magnum Fund", "Government Obligations Money Market Fund" and "Money Market Fund" individually a "Portfolio" and collectively as the "Portfolios"). The Fund currently offers three classes of shares (with the exception of the Government Obligations Money Market and Money Market Funds), Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge on redemptions made within 6 years of purchase which declines annually from 5% for redemptions made in year one, down to 1% in year six. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the seventh year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares. On July 16, 1996, The Board of Directors of the PCS Cash Fund, Inc. approved an Agreement and Plan of Reorganization and Liquidation by and between the PCS Cash Fund, Inc. (comprised of the PCS Government Obligations Money Market Portfolio, PCS Money Market Portfolio and PCS Tax-Free Money Market Portfolio) and Morgan Stanley Fund, Inc. On September 26, 1996, all or substantially all of the PCS Cash Fund, Inc. assets and liabilities were transferred to Morgan Stanley Fund, Inc. in exchange for shares of Morgan Stanley Fund, Inc.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities owned by the Government Obligations Money Market and Money Market Funds are stated at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is each portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. A portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation as the income and/or capital gains is earned.

At June 30, 1996, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

                                           EXPIRATION DATE
                                               JUNE 30,
                                                (000)
                                         --------------------
PORTFOLIOS                                 2000  2003    2004
---------------------------------------  ------  ----  ------
Global Fixed Income....................  $   --  $110  $   --
Latin American.........................   1,310    --      --
Emerging Markets.......................      --    --   1,033

                                                                   -------------
                                                                    103

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1996 (UNAUDITED)

--------------------------------------------------------------------------------

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1995 to June 30, 1996 certain Portfolios incurred and elected to defer until July 1, 1996 for U.S. Federal income tax purposes net currency losses of approximately:

                                         CURRENCY
                                           LOSSES
PORTFOLIO                                   (000)
---------------------------------------  --------
Global Fixed Income....................  $  113
Asian Growth...........................     158
Latin American.........................      15
Emerging Markets.......................      80

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investment in domestic companies may be subject to limitations in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign" shares' market values may vary.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A forward currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate, and the change in market value is recorded by the Portfolio as realized gain or loss. The Portfolio records realized gains or losses when the contract is closed, equal to

-----------------
         104

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1996 (UNAUDITED)

--------------------------------------------------------------------------------

the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of couterparties to meet the terms of their contracts, but is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. SHORT SALES: The Aggressive Equity Fund may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay dividends or interests payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. Government securities or other liquid, high grade debt obligations. In addition, the Portfolio will place in a segregated account with its Custodian an amount of cash, U.S. Government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. Government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale.) Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

7. PURCHASED OPTIONS: Certain Portfolios may purchase call or put options on their portfolio securities. A Portfolio may purchase call options to protect against an increase in the price of a security it anticipates purchasing. A Portfolio may purchase put options on securities which it holds to protect against decline in the value of the security. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

8. SECURITY LENDING: Certain Portfolios may lend its investment securities to qualified institutional investors who borrow securities in order to complete certain transactions. By lending its investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Portfolios that lend securities receive cash, securities issued or guaranteed by the U.S. Government or letters of credit as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested in interest bearing repurchase agreements with approved counterparties. A portion of the interest received on the repurchase agreements is retained by the Portfolio and the remainder is rebated to the borrower of the securities. The net amount of interest earned and interest rebated is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at December 31, 1996 is as follows:

                                         VALUE OF LOANED    VALUE OF
                                              SECURITIES  COLLATERAL
PORTFOLIO                                          (000)       (000)
---------------------------------------  ---------------  ----------
Global Equity Allocation...............  $     22,000     $  23,511

At December 31, 1996, the Fund had invested the cash collateral in a repurchase agreement with Goldman Sachs. Such repurchase agreement was collateralized by U.S. Treasury obligations.

Morgan Stanley Trust Company administers the security lending program and has received fees for its services in the amount of $11,594 for the six months ended December 31, 1996.

9. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Each Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not exceeding 120 days) after the date of the transaction. Additionally each Portfolio may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed basis, it establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a forward commitment or when issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

                                                                   -------------
                                                                    105

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1996 (UNAUDITED)

--------------------------------------------------------------------------------

10. ORGANIZATIONAL COSTS: The organizational costs of the Portfolios are being amortized on a straight line basis over a period of five years beginning with each Portfolio's commencement of operations. Morgan Stanley Asset Management, Inc. has agreed that in the event any of its initial shares in a Portfolio which comprised the Fund at its inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at the same time of redemption.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

Certain Portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies".

Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management Inc. (the "Adviser" or "MSAM"), a wholly owned subsidiary of Morgan Stanley Group, Inc., provides the Fund with investment advisory services at a fee paid quarterly (monthly for the Government Obligations Money Market and Money Market Funds) and calculated at the annual rates of average daily net assets indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                                              CLASS B
                                                              CLASS A     AND CLASS C
                                                       MAX. OPERATING  MAX. OPERATING
PORTFOLIO                                ADVISORY FEE   EXPENSE RATIO   EXPENSE RATIO
---------------------------------------  ------------  --------------  --------------
Global Equity Allocation...............       1.00%         1.70%           2.45%
Global Fixed Income....................       0.75%         1.45%           2.20%
Asian Growth...........................       1.00%         1.90%           2.65%
American Value.........................       0.85%         1.50%           2.25%
Worldwide High Income..................       0.75%         1.55%           2.30%
Latin American.........................       1.25%         2.10%           2.85%
Emerging Markets.......................       1.25%         2.15%           2.90%
Aggressive Equity......................       0.90%         1.50%           2.25%
U.S. Real Estate.......................       1.00%         1.55%           2.30%
High Yield.............................       0.75%         1.25%           2.00%
International Magnum...................       1.00%         1.65%           2.40%
Government Obligations Money Market....       0.45%         0.95%            N/A
Money Market...........................       0.45%         0.98%            N/A

C. ADMINISTRATOR: MSAM also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between MSAM and The Chase Manhattan Bank ("Chase"), through its affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by MSAM from the fee it receives from the Fund.

D. DISTRIBUTOR: Through December 31, 1996, Morgan Stanley & Co. Incorporated, a wholly-owned subsidiary of Morgan Stanley Group Inc. and an affiliate of MSAM, serves as the distributor of the Fund's shares and provides all classes of each Portfolio with the distribution services pursuant to separate Distribution Plans in accordance with Rule 12b-1 under the Investment Company Act of 1940 as amended. Effective January 1, 1997, Van Kampen American Capital Distributors, Inc. serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Portfolios a distribution fee, which is accrued daily and paid quarterly, of up to 1.00% on an annualized basis, of the average daily net assets attributable to the Class B and

-----------------
         106

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1996 (UNAUDITED)

--------------------------------------------------------------------------------

Class C shares of each Portfolio with the exception of Government Obligations Money Market and Money Market Funds which accrue daily and pay monthly, of up to 0.50% on an annualized basis, of the average daily net assets.

The Distributor may receive a contingent deferred sales charge for certain purchases of Class A, Class B and Class C shares of each Portfolio redeemed within one to six years following such purchase. For the six months ended December 31, 1996, Morgan Stanley & Co. Incorporated has advised the Fund that it earned initial sales charges of $659,000 for Class A shares and deferred sales charges of $345,000 and $81,000 for Class B shares and Class C shares, respectively.

E. CUSTODIANS: Morgan Stanley Trust Company ("MSTC"), a wholly owned subsidiary of Morgan Stanley Group, Inc., acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

For the six months ended December 31, 1996, the following portfolios incurred custody fees and had amounts payable to MSTC at December 31, 1996:

                                         MSTC CUSTODY
                                                 FEES     CUSTODY FEES
                                             INCURRED  PAYABLE TO MSTC
FUND                                            (000)            (000)
---------------------------------------  ------------  ---------------
Global Equity Allocation...............  $      96     $        47
Global Fixed Income....................          6               2
Asian Growth...........................        438             193
Worldwide High Income..................         32              27
Latin American.........................         75              35
Emerging Markets.......................        222             100
International Magnum...................         32              15

In addition, for the six months ended December 31, 1996, certain portfolios earned interest income and/or incurred interest expense in amounts not exceeding $16,500 per portfolio on balances maintained with MSTC.

F. PURCHASES AND SALES: For the six months ended December 31, 1996, purchases and sales of investment securities other than long-term U.S. Government securities and short term investments were:

                                         PURCHASES     SALES
FUND                                         (000)     (000)
---------------------------------------  ---------  --------
Global Equity Allocation...............  $ 39,008   $ 31,584
Global Fixed Income....................     6,993      7,452
Asian Growth...........................   123,914    139,743
American Value.........................     9,089      7,303
Worldwide High Income..................   113,615     76,464
Latin American.........................    41,777     42,640
Emerging Markets.......................    56,794     60,052
Aggressive Equity......................    24,694     18,479
U.S. Real Estate.......................    11,369      5,908
High Yield.............................     9,237      4,792
International Magnum...................    13,992        646

Purchases and sales of long term U.S. Government securities during the six months ended December 31, 1996 occurred in the Global Fixed Income Fund and totaled $454,000 and $284,000, respectively.

G. OTHER: At December 31, 1996, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of, and investment income from, such securities.

Foreign denominated assets and liabilities, including Portfolio securities and foreign currency holdings, were translated at the following exchange rates as of December 31, 1996:

Argentine Peso................         0.99980   =  $1.00
Australian Dollar.............         1.25945   =  $1.00
Austrian Shilling.............        10.82800   =  $1.00
Brazilian Real................         1.03890   =  $1.00
British Pound.................         0.58391   =  $1.00
Canadian Dollar...............         1.36940   =  $1.00
Colombian Peso................     1,006.10000   =  $1.00
Danish Krone..................         5.88950   =  $1.00
Deutche Mark..................         1.53840   =  $1.00
Egyptian Pound................         3.38800   =  $1.00
French Franc..................         5.18500   =  $1.00
Greek Dramcha.................       246.46000   =  $1.00
Hong Kong Dollar..............         7.73400   =  $1.00
Indian Rupee..................        35.75000   =  $1.00
Indonesian Rupiah.............     2,361.00000   =  $1.00
Israeli Shekel................         3.24090   =  $1.00
Italian Lira..................     1,516.00000   =  $1.00
Japanese Yen..................       115.76000   =  $1.00
Korean Won....................       842.50000   =  $1.00
Malaysian Ringgit.............         2.52500   =  $1.00
Mexican Peso..................         7.86700   =  $1.00
Moroccan Dhiram...............         8.73870   =  $1.00
Netherlands Guilder...........         1.72710   =  $1.00
Pakistani Rupee...............        40.07990   =  $1.00
Peruvian Sol..................         2.60800   =  $1.00
Philippine Peso...............        26.26000   =  $1.00
Polish Zloty..................         2.86490   =  $1.00
Portuguese Escudo.............       155.00000   =  $1.00
Singapore Dollar..............         1.39880   =  $1.00
South African Rand............         4.67600   =  $1.00
Spanish Peseta................       129.76000   =  $1.00
Swedish Krona.................         6.81260   =  $1.00
Swiss Franc...................         1.33800   =  $1.00
Taiwan Dollar.................        27.48000   =  $1.00
Thai Baht.....................        25.64100   =  $1.00
Turkish Lira..................   108,300.00000   =  $1.00
Venezuelan Bolivar............       475.76000   =  $1.00

For the six months ended December 31, 1996, Asian Growth Fund, Latin American Fund, Emerging Markets Fund and International Magnum Fund incurred approximately $216,000, $1,000, $40,000 and $15,000, respectively, as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

                                                                   -------------
                                                                    107

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1996 (UNAUDITED)

--------------------------------------------------------------------------------

At December 31, 1996 the Global Equity Allocation Fund and Emerging Markets Fund owned shares of an affiliated fund for which the Fund earned dividend income of approximately $93,000 and $5,000, respectively.

At December 31, 1996, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each Portfolio were:

                                                                                      NET
                                                                             APPRECIATION
                                             COST  APPREC.    (DEPREC.)    (DEPRECIATION)
FUND                                        (000)    (000)        (000)             (000)
---------------------------------------  --------  -------  -----------   ---------------
Global Equity Allocation...............  $141,690  $22,043  $   (7,778)   $       14,265
Global Fixed Income....................     9,939     222          (68)              154
Asian Growth...........................   395,166  63,510      (37,439)           26,071
American Value.........................    39,890   8,914         (955)            7,959
Worldwide High Income..................   132,941  10,264       (1,447)            8,817
Latin American.........................    28,252   2,445       (1,118)            1,327
Emerging Markets.......................   134,792  16,219      (22,762)           (6,543)
Aggressive Equity......................    18,105   1,388         (418)              970
U.S. Real Estate.......................    12,238   1,984          (74)            1,910
High Yield.............................    14,043     702         (248)              454
International Magnum...................    15,871     994         (880)              114
Government Obligations Money Market....   116,966      --           --                --
Money Market...........................   254,283      --           --                --

-----------------
         108

                              MORGAN STANLEY FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Asset Management Inc.
 and Morgan Stanley Asset Management Limited;
 Managing Director, Morgan Stanley & Co. Incorporated;
 Director, Morgan Stanley Group Inc.

Frederick B. Whittemore
VICE-CHAIRMAN OF THE BOARD
 Advisory Director, Morgan Stanley & Co.
 Incorporated

Warren J. Olsen
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Asset Management Inc. and
 Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director, Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
Chairman and Chief Executive Officer, Rand McNally

Samuel T. Reeves
Chairman of the Board and CEO, Pinacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer, LumeLite Corporation

Frederick O. Robertshaw
Of Counsel, Bryan, Cave

INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, IL 60181
(effective January 1, 1997)

CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
770 Broadway
New York, NY 10003

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103

DIVIDEND DISBURSING AND TRANSFER AGENT
Access Investor Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

OFFICERS

James W. Grisham
VICE PRESIDENT

Michael F. Klein
VICE PRESIDENT

Douglas W. Kugler
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

James R. Rooney
TREASURER

Joanna M. Haigney
ASSISTANT TREASURER

Karl O. Hartmann
ASSISTANT SECRETARY

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE OR THE FUND AT (800) 282-4404.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE MORGAN STANLEY FUND, INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

--------------------------------------------------------------------------------